As filed with the Securities and Exchange Commission on December 19, 2013
File No. 333-02381/811-07589

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 121	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 122	☒

THE HARTFORD MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire
Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☐            on (Date) pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒           on February 28, 2014 pursuant to paragraph (a)(1) of Rule 485

☐            75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐            on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Balanced Allocation Fund

Prospectus

March 1, 2014

Class	Ticker
A	HBAAX
B	HBABX
C	HBACX
I	HBAIX
R3	HBARX
R4	HBASX
R5	HBATX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD BALANCED ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class A), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.65% (Class R3), 1.35% (Class R4) and 1.05% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO,

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respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [        ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity, multi-asset, and fixed income funds. It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying

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Funds to achieve approximately 55% of assets in equity funds and approximately 45% of assets in fixed income funds, although these percentages will increase or decrease from time to time by up to 10%. The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

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PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest   [    ] % ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 05/28/04)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Richard P. Meagher, CFA	Vice President, Asset Allocation Strategist and Portfolio Manager	2012

Wendy M. Cromwell, CFA	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

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You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity, multi-asset, and fixed income funds. It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy. Under normal market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 55% of assets in equity funds and approximately 45% of assets in fixed income funds, although these percentages will increase or decrease from time to time by up to 10%. The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate and sovereign bonds of varying credit quality, money market instruments and others. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities. The Underlying Funds may also invest in securities of domestic and/or foreign companies.  The Underlying Funds may invest in debt securities of domestic and foreign issuers.  The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade (also known as “junk bonds”), and unrated securities determined to be of comparable quality by Wellington Management.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.

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As of [December 31, 2013], the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford Emerging Markets Research Fund]

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[insert Money Market Fund name]

[The Hartford Short Duration Fund]

ETFs

[Powershares DB Commodity Index Tracking Fund]

Asset Allocation Funds

[The Hartford Alternative Strategies Fund]

[The Hartford Global Real Asset Fund]

[Hartford Real Total Return Fund]

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk,

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derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors and may not effectively increase returns or decrease risk.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and

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market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

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·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder

15

investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in

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these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an

18

active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not

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described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Richard P. Meagher, CFA, Vice President, Asset Allocation Strategist and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Meagher joined Wellington Management in 1996 and has been an investment professional since 2002.

Wendy M. Cromwell, CFA, Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Ms.

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Cromwell joined Wellington Management in 1996 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

24

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each

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share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I and Class R5, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

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·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

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3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A and Class C Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your

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protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B and Class C Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the

39

exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more

40

dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market

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movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds,

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such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

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Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class C

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B and Class C— In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

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Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of

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the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

48

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [       ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[       ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [       ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[       ] million in total Servicing Payments and these Servicing Payments did not exceed $[       ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[       ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

53

such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

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IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of each index is from 5/31/2004 – 12/31/2013.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Balanced Allocation Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.21	$11.03	$9.79	$8.48	$13.10
Investment Operations:
Net investment income (loss)	0.11	0.17	0.15	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.82	0.21	1.24	1.30	(3.83)
Total from investment operations	0.93	0.38	1.39	1.49	(3.57)
Distributions:
Net investment income	(0.14)	(0.20)	(0.15)	(0.18)	(0.47)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.14)	(0.20)	(0.15)	(0.18)	(1.05)
Net asset value, end of period	$12.00	$11.21	$11.03	$9.79	$8.48
Total Return(a)	8.41%	3.39%	14.33%	18.01%	(29.35)%
Net assets at end of period (in thousands)	$473,562	$501,962	$519,328	$483,316	$439,955
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.55%	0.54%	0.54%	0.58%	0.53%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.55%	0.54%	0.54%	0.58%	0.53%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	0.55%	0.54%	0.54%	0.58%	0.53%
Ratio of net investment income to average net assets(b)	0.99%	1.45%	1.48%	2.20%	2.23%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.19	$11.00	$9.76	$8.45	$13.06
Investment Operations:
Net investment income (loss)	0.01	0.07	0.07	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.81	0.22	1.24	1.30	(3.81)
Total from investment operations	0.82	0.29	1.31	1.42	(3.65)
Distributions:
Net investment income	(0.08)	(0.10)	(0.07)	(0.11)	(0.38)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.08)	(0.10)	(0.07)	(0.11)	(0.96)
Net asset value, end of period	$11.93	$11.19	$11.00	$9.76	$8.45
Total Return(a)	7.42%	2.64%	13.44%	17.15%	(29.95)%
Net assets at end of period (in thousands)	$64,262	$78,784	$91,904	$95,125	$92,829
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	1.35%	1.33%	1.35%	1.42%	1.35%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	1.35%	1.33%	1.35%	1.38%	1.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	1.35%	1.33%	1.35%	1.38%	1.35%
Ratio of net investment income to average net assets(b)	0.22%	0.66%	0.68%	1.41%	1.47%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.18	$10.99	$9.75	$8.45	$13.06
Investment Operations:
Net investment income (loss)	0.02	0.08	0.08	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.82	0.22	1.24	1.30	(3.81)
Total from investment operations	0.84	0.30	1.32	1.42	(3.64)
Distributions:
Net investment income	(0.09)	(0.11)	(0.08)	(0.12)	(0.39)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.09)	(0.11)	(0.08)	(0.12)	(0.97)
Net asset value, end of period	$11.93	$11.18	$10.99	$9.75	$8.45
Total Return(a)	7.54%	2.72%	13.55%	17.07%	(29.91)%
Net assets at end of period (in thousands)	$171,252	$167,049	$175,611	$169,306	$160,167
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	1.29%	1.28%	1.29%	1.34%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	1.29%	1.28%	1.29%	1.34%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	1.29%	1.28%	1.29%	1.34%	1.29%
Ratio of net investment income to average net assets(b)	0.23%	0.71%	0.74%	1.46%	1.49%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.21	$11.02	$9.78	$8.47	$13.09
Investment Operations:
Net investment income (loss)	0.14	0.19	0.18	0.24	0.33
Net realized and unrealized gain (loss) on investments	0.81	0.23	1.24	1.28	(3.86)
Total from investment operations	0.95	0.42	1.42	1.52	(3.53)
Distributions:
Net investment income	(0.17)	(0.23)	(0.18)	(0.21)	(0.51)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.17)	(0.23)	(0.18)	(0.21)	(1.09)
Net asset value, end of period	$11.99	$11.21	$11.02	$9.78	$8.47
Total Return(a)	8.57%	3.81%	14.65%	18.39%	(29.15)%
Net assets at end of period (in thousands)	$8,563	$5,333	$3,685	$2,079	$2,238
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.27%	0.24%	0.28%	0.28%	0.22%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.27%	0.24%	0.28%	0.28%	0.22%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	0.27%	0.24%	0.28%	0.28%	0.22%
Ratio of net investment income to average net assets(b)	1.11%	1.72%	1.73%	3.01%	1.59%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.14	$10.96	$9.74	$8.44	$13.08
Investment Operations:
Net investment income (loss)	0.07	0.13	0.13	0.15	0.26
Net realized and unrealized gain (loss) on investments	0.81	0.21	1.23	1.30	(3.88)
Total from investment operations	0.88	0.34	1.36	1.45	(3.62)
Distributions:
Net investment income	(0.12)	(0.16)	(0.14)	(0.15)	(0.44)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.12)	(0.16)	(0.14)	(0.15)	(1.02)
Net asset value, end of period	$11.90	$11.14	$10.96	$9.74	$8.44
Total Return(a)	7.94%	3.12%	14.02%	17.52%	(29.74)%
Net assets at end of period (in thousands)	$38,637	$29,124	$18,235	$1,381	$358
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.89%	0.88%	0.88%	0.96%	0.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.89%	0.88%	0.88%	0.96%	0.92%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	0.89%	0.88%	0.88%	0.96%	0.92%
Ratio of net investment income to average net assets(b)	0.57%	1.06%	1.06%	1.47%	0.86%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.21	$11.02	$9.78	$8.47	$13.10
Investment Operations:
Net investment income (loss)	0.11	0.17	0.15	0.19	0.38
Net realized and unrealized gain (loss) on investments	0.81	0.21	1.24	1.30	(3.96)
Total from investment operations	0.92	0.38	1.39	1.49	(3.58)
Distributions:
Net investment income	(0.14)	(0.19)	(0.15)	(0.18)	(0.47)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.14)	(0.19)	(0.15)	(0.18)	(1.05)
Net asset value, end of period	$11.99	$11.21	$11.02	$9.78	$8.47
Total Return(a)	8.31%	3.46%	14.32%	18.04%	(29.44)%
Net assets at end of period (in thousands)	$35,982	$36,188	$19,647	$13,518	$8,535
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.58%	0.57%	0.58%	0.59%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.58%	0.57%	0.58%	0.59%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	0.58%	0.57%	0.58%	0.59%	0.59%
Ratio of net investment income to average net assets(b)	0.93%	1.33%	1.45%	2.08%	1.54%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.21	$11.03	$9.79	$8.48	$13.10
Investment Operations:
Net investment income (loss)	0.14	0.19	0.18	0.21	0.41
Net realized and unrealized gain (loss) on investments	0.82	0.22	1.24	1.31	(3.95)
Total from investment operations	0.96	0.41	1.42	1.52	(3.54)
Distributions:
Net investment income	(0.17)	(0.23)	(0.18)	(0.21)	(0.50)
Net realized gain on investments	—	—	—	—	(0.58)
Total distributions	(0.17)	(0.23)	(0.18)	(0.21)	(1.08)
Net asset value, end of period	$12.00	$11.21	$11.03	$9.79	$8.48
Total Return(a)	8.63%	3.67%	14.64%	18.37%	(29.16)%
Net assets at end of period (in thousands)	$11,846	$11,208	$13,874	$13,104	$4,135
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.28%	0.27%	0.28%	0.29%	0.29%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(c)	0.28%	0.27%	0.28%	0.29%	0.29%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(c)	0.28%	0.27%	0.28%	0.29%	0.29%
Ratio of net investment income to average net assets(b)	1.25%	1.73%	1.76%	2.22%	1.54%
Portfolio turnover rate(d)	79%	36%	25%	17%	18%

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The Hartford Balanced Allocation Fund

Financial Highlights - Footnotes

(a)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(b)         Ratios do not include expenses of the underlying funds.

(c)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(d)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.55%
B	1.35%
C	1.29%
I	0.27%
R3	0.89%
R4	0.58%
R5	0.28%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-BA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Balanced Fund

Prospectus

March 1, 2014

Class	Ticker
A	ITTAX
B	IHABX
C	HAFCX
R3	ITTRX
R4	ITTSX
R5	ITTTX
Y	IHAYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

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THE HARTFORD BALANCED FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [_] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.18% (Class A), 1.40% (Class R3), 1.10% (Class R4) and 0.80% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written

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notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by allocating its assets among equity securities, debt securities, and money market instruments.  The Fund will normally invest in a portfolio of between 50% and 70% equity securities, with the balance of its assets invested in debt securities and cash instruments.  The Fund will not normally hold more than 10% in cash or cash equivalents.  The Fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to evaluate a security for purchase or sale by the Fund.  The

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debt securities (other than money market instruments) in which the Fund invests include U.S. Government securities, including its agencies and instrumentalities, and other debt securities rated investment grade, including corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and municipal bonds, or if unrated, securities deemed by Wellington Management to be of comparable quality.  The Fund is not restricted to any specific maturity term.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  The fixed income portion of the Fund may invest in fixed income-related derivatives including futures contracts and swap agreements.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including

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consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                 Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

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AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2012

John C. Keogh	Senior Vice President and Fixed Income Portfolio Manager	2004

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by allocating its assets among equity securities, debt securities, and money market instruments.  The Fund will normally invest in a portfolio of between 50% and 70% equity securities, with the balance of its assets invested in debt securities and cash instruments.  The Fund will not normally hold more than 10% in cash or cash equivalents.  The Fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to evaluate a security for purchase or sale by the Fund.  The debt securities (other than money market instruments) in which the Fund invests include U.S. Government securities, including its agencies and instrumentalities, and other debt securities rated investment grade, including corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and municipal bonds, or if unrated, securities deemed by Wellington Management to be of comparable quality.  The Fund is not restricted to any specific maturity term.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  The fixed income portion of the Fund may invest in fixed income-related derivatives including futures contracts and swap agreements.

Allocation decisions within asset categories are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  Wellington Management does not attempt to engage in short-term market timing among asset categories.  As a result, shifts in asset allocation are expected to be gradual.

The Fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the Fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position.  The Fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.

Investment grade securities are those rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or

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“BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington Management to be of comparable quality.  These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities.

As of December 31, 2013, the market capitalization of companies included in the S&P 500 Index ranged from approximately $[    ] billion to $[    ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers

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may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

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The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by

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the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

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In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

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·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price

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movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt

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security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political

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conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

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A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the Fund since 2012. Ms. Grimes joined Wellington Management as an investment professional in 1995.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the Fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

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Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.690% of the first $500 million, 0.625% of the next $500 million, 0.575% of the next $4 billion, 0.5725% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your

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financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A and Class C shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the

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request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting

35

an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford

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Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept

37

purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or

38

distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

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You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

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If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided

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individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a

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brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if

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this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using

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these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

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such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund

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shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

54

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

55

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

56

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

57

The Hartford Balanced Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.63	$14.23	$12.67	$10.80	$18.52
Investment Operations:
Net investment income (loss)	0.22	0.18	0.17	0.21	0.26
Net realized and unrealized gain (loss) on investments	1.44	0.40	1.55	1.94	(5.74)
Total from investment operations	1.66	0.58	1.72	2.15	(5.48)
Distributions:
Net investment income	(0.23)	(0.18)	(0.16)	(0.28)	(0.25)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.23)	(0.18)	(0.16)	(0.28)	(2.24)
Net asset value, end of period	$16.06	$14.63	$14.23	$12.67	$10.80
Total Return(b)	11.42%	4.10%	13.64%	20.47%	(33.24)%
Net assets at end of period (in thousands)	$483,041	$488,193	$554,735	$580,354	$593,816
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.24%	1.23%	1.23%	1.32%	1.18%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.18%	1.18%	1.18%	1.15%	1.18%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.18%	1.18%	1.18%	1.15%	1.18%
Ratio of net investment income to average net assets	1.40%	1.20%	1.21%	1.90%	1.75%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

58

The Hartford Balanced Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.51	$14.10	$12.54	$10.69	$18.34
Investment Operations:
Net investment income (loss)	0.09	0.05	0.06	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.42	0.41	1.53	1.92	(5.70)
Total from investment operations	1.51	0.46	1.59	2.04	(5.55)
Distributions:
Net investment income	(0.08)	(0.05)	(0.03)	(0.19)	(0.11)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.08)	(0.05)	(0.03)	(0.19)	(2.10)
Net asset value, end of period	$15.94	$14.51	$14.10	$12.54	$10.69
Total Return(b)	10.43%	3.24%	12.72%	19.42%	(33.80)%
Net assets at end of period (in thousands)	$15,803	$28,334	$48,096	$73,778	$103,632
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.24%	2.15%	2.13%	2.25%	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.05%	2.03%	2.03%	2.04%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.05%	2.03%	2.03%	2.04%	2.00%
Ratio of net investment income to average net assets	0.55%	0.34%	0.38%	1.06%	0.93%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

59

The Hartford Balanced Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.64	$14.24	$12.67	$10.80	$18.51
Investment Operations:
Net investment income (loss)	0.10	0.07	0.07	0.12	0.16
Net realized and unrealized gain (loss) on investments	1.45	0.41	1.56	1.94	(5.73)
Total from investment operations	1.55	0.48	1.63	2.06	(5.57)
Distributions:
Net investment income	(0.12)	(0.08)	(0.06)	(0.19)	(0.15)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.12)	(0.08)	(0.06)	(0.19)	(2.14)
Net asset value, end of period	$16.07	$14.64	$14.24	$12.67	$10.80
Total Return(b)	10.60%	3.33%	12.89%	19.46%	(33.68)%
Net assets at end of period (in thousands)	$78,414	$78,642	$92,526	$98,891	$106,819
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.92%	1.90%	1.90%	1.98%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.92%	1.90%	1.90%	1.98%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.92%	1.90%	1.90%	1.98%	1.87%
Ratio of net investment income to average net assets	0.67%	0.47%	0.49%	1.08%	1.06%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

60

The Hartford Balanced Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.78	$14.38	$12.81	$10.92	$18.70
Investment Operations:
Net investment income (loss)	0.18	0.15	0.13	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.47	0.41	1.58	1.97	(5.78)
Total from investment operations	1.65	0.56	1.71	2.15	(5.57)
Distributions:
Net investment income	(0.20)	(0.16)	(0.14)	(0.26)	(0.22)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.20)	(0.16)	(0.14)	(0.26)	(2.21)
Net asset value, end of period	$16.23	$14.78	$14.38	$12.81	$10.92
Total Return(b)	11.22%	3.87%	13.38%	20.20%	(33.39)%
Net assets at end of period (in thousands)	$378	$228	$153	$13	$9
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.56%	1.52%	1.55%	1.84%	1.57%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.40%	1.42%	1.32%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.40%	1.40%	1.42%	1.32%	1.43%
Ratio of net investment income to average net assets	1.17%	0.98%	0.91%	1.65%	1.49%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

61

The Hartford Balanced Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.79	$14.39	$12.81	$10.92	$18.70
Investment Operations:
Net investment income (loss)	0.24	0.19	0.18	0.17	0.26
Net realized and unrealized gain (loss) on investments	1.44	0.41	1.57	2.01	(5.78)
Total from investment operations	1.68	0.60	1.75	2.18	(5.52)
Distributions:
Net investment income	(0.24)	(0.20)	(0.17)	(0.29)	(0.27)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.24)	(0.20)	(0.17)	(0.29)	(2.26)
Net asset value, end of period	$16.23	$14.79	$14.39	$12.81	$10.92
Total Return(b)	11.44%	4.18%	13.72%	20.47%	(33.16)%
Net assets at end of period (in thousands)	$1,456	$4,788	$1,420	$1,275	$113
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.14%	1.13%	1.13%	1.11%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.10%	1.10%	1.12%	1.13%	1.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.10%	1.10%	1.12%	1.13%	1.11%
Ratio of net investment income to average net assets	1.59%	1.29%	1.28%	1.61%	1.80%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

62

The Hartford Balanced Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.81	$14.40	$12.82	$10.93	$18.71
Investment Operations:
Net investment income (loss)	0.28	0.24	0.21	0.24	0.31
Net realized and unrealized gain (loss) on investments	1.46	0.41	1.58	1.97	(5.79)
Total from investment operations	1.74	0.65	1.79	2.21	(5.48)
Distributions:
Net investment income	(0.29)	(0.24)	(0.21)	(0.32)	(0.31)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.29)	(0.24)	(0.21)	(0.32)	(2.30)
Net asset value, end of period	$16.26	$14.81	$14.40	$12.82	$10.93
Total Return(b)	11.84%	4.52%	14.06%	20.83%	(32.96)%
Net assets at end of period (in thousands)	$121	$107	$102	$9	$7
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.88%	0.85%	0.85%	0.85%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.80%	0.80%	0.81%	0.83%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.80%	0.80%	0.81%	0.83%	0.79%
Ratio of net investment income to average net assets	1.78%	1.58%	1.51%	2.18%	2.13%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

63

The Hartford Balanced Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.82	$14.41	$12.83	$10.93	$18.71
Investment Operations:
Net investment income (loss)	0.29	0.25	0.23	0.28	0.33
Net realized and unrealized gain (loss) on investments	1.46	0.41	1.57	1.95	(5.80)
Total from investment operations	1.75	0.66	1.80	2.23	(5.47)
Distributions:
Net investment income	(0.30)	(0.25)	(0.22)	(0.33)	(0.32)
Net realized gain on investments	—	—	—	—	(1.99)
Total distributions	(0.30)	(0.25)	(0.22)	(0.33)	(2.31)
Net asset value, end of period	$16.27	$14.82	$14.41	$12.83	$10.93
Total Return(b)	11.89%	4.60%	14.14%	20.98%	(32.91)%
Net assets at end of period (in thousands)	$1,804	$1,763	$1,685	$1,610	$11,347
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.74%	0.73%	0.76%	0.70%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.74%	0.73%	0.76%	0.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.75%	0.74%	0.73%	0.76%	0.70%
Ratio of net investment income to average net assets	1.83%	1.64%	1.66%	2.49%	2.22%
Portfolio turnover rate(d)	29%	43%	62%	73%	79%

64

The Hartford Balanced Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.18%
B	2.05%
C	1.92%
R3	1.40%
R4	1.10%
R5	0.80%
Y	0.75%

65

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:	MFPRO-B14
The Hartford Mutual Funds, Inc. 811-07589	March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Balanced Income Fund

Prospectus

March 1, 2014

Class	Ticker
A	HBLAX
B	HBLBX
C	HBLCX
I	HBLIX
R3	HBLRX
R4	HBLSX
R5	HBLTX
Y	HBLYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD BALANCED INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income with growth of capital as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00	%(2)	1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         [Effective June 30, 2012, 0.75% of the Distribution and Service (12b-1) fees for Class B shares is being waived.  As a result, the net operating expenses attributable to Class B shares are [      ]%.]

4

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.99% (Class A), 1.74% (Class B), 1.74% (Class C), 0.74% (Class I), 1.24% (Class R3), 0.94% (Class R4), 0.69% (Class R5) and 0.64% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments.  Under normal circumstances, the Fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%.  Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  The equity portion of the Fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion.  The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.  The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt (also known as “junk bonds”).  The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential

6

for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

7

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 07/31/06)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays Corporate Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Lucius T. Hill, III	Senior Vice President and Fixed Income Portfolio Manager	2006

Scott I. St. John, CFA	Senior Vice President and Fixed Income Portfolio Manager	2006

W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2006

Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2006

Ian R. Link, CFA	Director and Equity Portfolio Manager	2006

9

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments.  Under normal circumstances, the Fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%.  Allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  The equity portion of the Fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion.  The Fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.  The Fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt (also known as “junk bonds”).  The Fund may also invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities.

Wellington Management does not attempt to engage in short-term market timing among asset categories.  As a result, shifts in asset allocation are expected to be gradual.

The fixed income portion of the Fund will invest primarily in investment grade debt (securities rated at least “BBB” by S&P or “Baa” by Moody’s or “BBB” by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality).  The fixed income portion of the Fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt.  Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”

The investment approach for the equity portion of the Fund is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  The equity portion of the Fund uses a contrarian approach focused on longer term economic fundamentals.  The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals.  Holdings are frequently in viable, growing businesses with

11

solid financial strength in industries that are temporarily out of favor and under-researched by institutions.  Portfolio construction is driven primarily by security selection.  Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to

12

value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

The Fund is subject to certain additional risks, which are discussed below.

13

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

14

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

15

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either

16

available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the

17

Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

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wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the Fund since its inception in 2006.  Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the Fund since its inception in

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2006.  Mr. St. John joined Wellington Management as an investment professional in 2003.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the Fund since 2007 and has been involved in securities analysis for the equity portion of the Fund since 2006.  Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the equity portion of the Fund since 2007 and has been involved in securities analysis for the Fund since 2006.  Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the equity portion of the Fund since 2007 and has been involved in securities analysis for the Fund since 2006.  Mr. Link joined Wellington Management as an investment professional in 2006.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

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The management fee set forth in the Fund’s investment advisory agreement is 0.700% of the first $250 million, 0.630% of the next $250 million, 0.600% of the next $500 million, 0.570% of the next $1.5 billion, 0.550% of the next $2.5 billion, 0.530% of the next $5 billion and 0.525% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

47

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

48

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

50

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

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such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund

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shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on February 26, 2010.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010.  Performance prior to that date  is that of the Fund’s Class Y shares which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Balanced Income Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.02	$10.55	$9.44	$8.22	$11.02
Investment Operations:
Net investment income (loss)	0.35	0.37	0.33	0.38	0.40
Net realized and unrealized gain (loss) on investments	1.18	0.44	1.11	1.23	(2.75)
Total from investment operations	1.53	0.81	1.44	1.61	(2.35)
Distributions:
Net investment income	(0.31)	(0.34)	(0.33)	(0.39)	(0.41)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.31)	(0.34)	(0.33)	(0.39)	(0.45)
Net asset value, end of period	$12.24	$11.02	$10.55	$9.44	$8.22
Total Return(b)	14.05%	7.78%	15.55%	20.29%	(22.01)%
Net assets at end of period (in thousands)	$1,131,250	$395,347	$178,227	$59,923	$36,544
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.04%	1.17%	1.24%	1.32%	1.25%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.83%	0.67%	0.74%	1.19%	1.25%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.83%	0.67%	0.74%	1.19%	1.25%
Ratio of net investment income to average net assets	2.98%	3.44%	3.73%	4.56%	4.10%
Portfolio turnover rate(d)	30%	29%	34%	63%	44%

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The Hartford Balanced Income Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.98	$10.51	$9.40	$8.20	$10.98
Investment Operations:
Net investment income (loss)	0.30	0.28	0.29	0.31	0.33
Net realized and unrealized gain (loss) on investments	1.16	0.44	1.07	1.23	(2.74)
Total from investment operations	1.46	0.72	1.36	1.54	(2.41)
Distributions:
Net investment income	(0.24)	(0.25)	(0.25)	(0.34)	(0.33)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.24)	(0.25)	(0.25)	(0.34)	(0.37)
Net asset value, end of period	$12.20	$10.98	$10.51	$9.40	$8.20
Total Return(b)	13.44%	6.96%	14.69%	19.37%	(22.53)%
Net assets at end of period (in thousands)	$16,451	$9,328	$5,008	$3,681	$1,945
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.54%	2.05%	2.13%	2.26%	2.14%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.30%	1.50%	1.50%	1.90%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.30%	1.50%	1.50%	1.90%	2.00%
Ratio of net investment income to average net assets	2.55%	2.61%	3.07%	3.80%	3.35%
Portfolio turnover rate(d)	30%	29%	34%	63%	44%

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The Hartford Balanced Income Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.94	$10.48	$9.40	$8.19	$10.97
Investment Operations:
Net investment income (loss)	0.25	0.29	0.26	0.31	0.33
Net realized and unrealized gain (loss) on investments	1.18	0.44	1.10	1.23	(2.74)
Total from investment operations	1.43	0.73	1.36	1.54	(2.41)
Distributions:
Net investment income	(0.24)	(0.27)	(0.28)	(0.33)	(0.33)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.24)	(0.27)	(0.28)	(0.33)	(0.37)
Net asset value, end of period	$12.13	$10.94	$10.48	$9.40	$8.19
Total Return(b)	13.22%	7.05%	14.66%	19.44%	(22.55)%
Net assets at end of period (in thousands)	$649,208	$140,127	$52,740	$6,409	$4,007
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.79%	1.90%	1.98%	2.10%	2.04%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.58%	1.40%	1.48%	1.94%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.58%	1.40%	1.48%	1.94%	2.00%
Ratio of net investment income to average net assets	2.19%	2.70%	2.82%	3.81%	3.34%
Portfolio turnover rate(d)	30%	29%	34%	63%	44%

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The Hartford Balanced Income Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.02	$10.54	$9.81
Investment Operations:
Net investment income (loss)	0.37	0.39	0.25
Net realized and unrealized gain (loss) on investments	1.18	0.45	0.74
Total from investment operations	1.55	0.84	0.99
Distributions:
Net investment income	(0.33)	(0.36)	(0.26)
Total distributions	(0.33)	(0.36)	(0.26)
Net asset value, end of period	$12.24	$11.02	$10.54
Total Return(b)	14.31%	8.11%	10.23	%(f)
Net assets at end of period (in thousands)	$307,422	$62,139	$17,593
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.94%	0.99	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.59%	0.44%	0.49	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.59%	0.44%	0.49	%(g)
Ratio of net investment income to average net assets	3.19%	3.62%	3.52	%(g)
Portfolio turnover rate(d)	30%	29%	34%

62

The Hartford Balanced Income Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.06	$10.58	$9.75
Investment Operations:
Net investment income (loss)	0.31	0.32	0.13
Net realized and unrealized gain (loss) on investments	1.20	0.46	0.84
Total from investment operations	1.51	0.78	0.97
Distributions:
Net investment income	(0.28)	(0.30)	(0.14)
Total distributions	(0.28)	(0.30)	(0.14)
Net asset value, end of period	$12.29	$11.06	$10.58
Total Return(b)	13.84%	7.45%	10.03	%(f)
Net assets at end of period (in thousands)	$27,888	$5,333	$166
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.41%	1.50%	1.58	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.00%	1.01	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.11%	1.00%	1.01	%(g)
Ratio of net investment income to average net assets	2.64%	2.96%	3.03	%(g)
Portfolio turnover rate(d)	30%	29%	34%

63

The Hartford Balanced Income Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.06	$10.58	$9.75
Investment Operations:
Net investment income (loss)	0.33	0.37	0.14
Net realized and unrealized gain (loss) on investments	1.21	0.44	0.84
Total from investment operations	1.54	0.81	0.98
Distributions:
Net investment income	(0.32)	(0.33)	(0.15)
Total distributions	(0.32)	(0.33)	(0.15)
Net asset value, end of period	$12.28	$11.06	$10.58
Total Return(b)	14.08%	7.82%	10.17	%(f)
Net assets at end of period (in thousands)	$14,568	$463	$112
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.17%	1.22%	1.28	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.83%	0.70%	0.71	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.83%	0.70%	0.71	%(g)
Ratio of net investment income to average net assets	2.77%	3.37%	3.40	%(g)
Portfolio turnover rate(d)	30%	29%	34%

64

The Hartford Balanced Income Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.06	$10.58	$9.75
Investment Operations:
Net investment income (loss)	0.38	0.41	0.16
Net realized and unrealized gain (loss) on investments	1.18	0.44	0.84
Total from investment operations	1.56	0.85	1.00
Distributions:
Net investment income	(0.33)	(0.37)	(0.17)
Total distributions	(0.33)	(0.37)	(0.17)
Net asset value, end of period	$12.29	$11.06	$10.58
Total Return(b)	14.33%	8.13%	10.33	%(f)
Net assets at end of period (in thousands)	$164	$119	$110
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.76%	0.91%	0.96	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.56%	0.40%	0.41	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.56%	0.40%	0.41	%(g)
Ratio of net investment income to average net assets	3.29%	3.75%	3.70	%(g)
Portfolio turnover rate(d)	30%	29%	34%

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The Hartford Balanced Income Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.05	$10.57	$9.46	$8.24	$11.03
Investment Operations:
Net investment income (loss)	0.37	0.42	0.42	0.42	0.44
Net realized and unrealized gain (loss) on investments	1.26	0.43	1.05	1.22	(2.75)
Total from investment operations	1.63	0.85	1.47	1.64	(2.31)
Distributions:
Net investment income	(0.34)	(0.37)	(0.36)	(0.42)	(0.44)
Net realized gain on investments	—	—	—	—	(0.04)
Total distributions	(0.34)	(0.37)	(0.36)	(0.42)	(0.48)
Net asset value, end of period	$12.34	$11.05	$10.57	$9.46	$8.24
Total Return(b)	14.98%	8.23%	15.87%	20.67%	(21.67)%
Net assets at end of period (in thousands)	$1,829	$136	$126	$108	$90
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.74%	0.81%	0.86%	0.94%	0.91%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.56%	0.31%	0.35%	0.85%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.56%	0.31%	0.35%	0.85%	0.90%
Ratio of net investment income to average net assets	3.14%	3.84%	4.24%	4.96%	4.43%
Portfolio turnover rate(d)	30%	29%	34%	63%	44%

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The Hartford Balanced Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on February 26, 2010.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced operations on May 28, 2010.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.83%
B	1.30%
C	1.58%
I	0.59%
R3	1.11%
R4	0.83%
R5	0.56%
Y	0.56%

67

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

68

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-BI14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Capital Appreciation Fund

Prospectus

March 1, 2014

Class	Ticker
A	ITHAX
B	IHCAX
C	HCACX
I	ITHIX
R3	ITHRX
R4	ITHSX
R5	ITHTX
Y	HCAYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CAPITAL APPRECIATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.29% (Class A), 1.04% (Class I), 1.40% (Class R3), 1.10% (Class R4) and 0.80% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in stocks selected on the basis of potential for capital

5

appreciation.  The Fund normally invests at least 65% of its net assets in common stocks of medium and large companies.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

The Fund employs a multiple portfolio manager structure.  The Fund seeks to obtain its objective by combining these different strategies into a single fund. Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Together the strategies represent an opportunistic, flexible and diversified Fund profile.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their

6

principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest   [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Saul J. Pannell, CFA	Senior Vice President and Equity Portfolio Manager	1996

Frank D. Catrickes, CFA	Senior Vice President and Equity Portfolio Manager	1998

Kent M. Stahl, CFA	Senior Vice President and Director, Investments and Risk Management	2013

Gregg R. Thomas, CFA	Vice President and Director, Risk Management	2013

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in stocks selected on the basis of potential for capital appreciation.  The Fund normally invests at least 65% of its net assets in common stocks of medium and large companies.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

The Fund employs a multiple portfolio manager structure.  The Fund seeks to obtain its objective by combining these different strategies into a single fund. Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Together the strategies represent an opportunistic, flexible and diversified Fund profile.

Wellington Management’s strategy is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Due to its current size, the Fund generally will not invest in securities of issuers with market capitalizations less than $2 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

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Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of

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investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index

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changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to

15

the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt

16

security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political

17

conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

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A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 1998.  Mr. Catrickes joined Wellington Management as an investment professional in 1998.

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Kent M. Stahl, CFA, Senior Vice President and Director of Investments and Risk Management of Wellington Management, has been involved in portfolio management for the Fund since 2013.  Mr. Stahl joined Wellington Management as an investment professional in 1998.

Initially, Mr. Stahl will manage 10% of the Fund’s portfolio, with his share gradually increasing until the first half of 2014 when it is anticipated that Mr. Stahl will become the Fund’s lead portfolio manager.  In Mr. Stahl’s portion of the portfolio, he utilizes his multi-manager approach to capital appreciation.

Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, has been involved in portfolio management for the Fund since 2013 and is involved in overseeing the allocation of assets among the Fund’s broad strategies and corresponding portfolio approaches. Mr. Thomas joined Wellington Management in 2002 and has been an investment professional since 2004.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.800% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion

21

annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

33

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

40

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

47

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

49

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost

53

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Capital Appreciation Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$30.55	$32.40	$28.02	$23.43	$46.08
Investment Operations:
Net investment income (loss)	0.25	0.19	0.14	0.14	0.20
Net realized and unrealized gain (loss) on investments	2.38	(2.04)	4.24	4.76	(19.12)
Total from investment operations	2.63	(1.85)	4.38	4.90	(18.92)
Distributions:
Net investment income	(0.53)	—	—	(0.31)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.53)	—	—	(0.31)	(3.73)
Net asset value, end of period	$32.65	$30.55	$32.40	$28.02	$23.43
Total Return(b)	8.84%	(5.71)%	15.63%	21.40%	(44.46)%
Net assets at end of period (in thousands)	$4,859,760	$5,859,434	$8,535,338	$9,038,634	$8,682,603
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.12%	1.15%	1.22%	1.12%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.12%	1.15%	1.22%	1.12%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.16%	1.12%	1.15%	1.22%	1.12%
Ratio of net investment income to average net assets	0.63%	0.55%	0.45%	0.58%	0.54%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

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The Hartford Capital Appreciation Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$26.76	$28.62	$24.95	$20.77	$41.59
Investment Operations:
Net investment income (loss)	(0.31)	(0.08)	(0.10)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	2.40	(1.78)	3.77	4.28	(17.00)
Total from investment operations	2.09	(1.86)	3.67	4.23	(17.09)
Distributions:
Net investment income	(0.25)	—	—	(0.05)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.25)	—	—	(0.05)	(3.73)
Net asset value, end of period	$28.60	$26.76	$28.62	$24.95	$20.77
Total Return(b)	7.93%	(6.50)%	14.71%	20.44%	(44.90)%
Net assets at end of period (in thousands)	$391,388	$559,856	$828,754	$1,027,505	$1,064,188
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.01%	1.95%	1.95%	2.07%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.00%	1.95%	1.95%	2.02%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.00%	1.95%	1.95%	2.02%	1.92%
Ratio of net investment income to average net assets	(0.23)%	(0.28)%	(0.36)%	(0.22)%	(0.29)%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

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The Hartford Capital Appreciation Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$26.94	$28.79	$25.07	$20.91	$41.82
Investment Operations:
Net investment income (loss)	(0.16)	(0.05)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	2.31	(1.80)	3.79	4.29	(17.12)
Total from investment operations	2.15	(1.85)	3.72	4.26	(17.18)
Distributions:
Net investment income	(0.29)	—	—	(0.10)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.29)	—	—	(0.10)	(3.73)
Net asset value, end of period	$28.80	$26.94	$28.79	$25.07	$20.91
Total Return(b)	8.11%	(6.43)%	14.84%	20.54%	(44.86)%
Net assets at end of period (in thousands)	$1,642,578	$2,096,461	$3,001,079	$2,905,481	$2,637,037
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.87%	1.84%	1.85%	1.93%	1.84%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.87%	1.84%	1.85%	1.93%	1.84%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.87%	1.84%	1.85%	1.93%	1.84%
Ratio of net investment income to average net assets	(0.09)%	(0.16)%	(0.25)%	(0.15)%	(0.19)%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

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The Hartford Capital Appreciation Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$30.61	$32.39	$27.94	$23.41	$45.90
Investment Operations:
Net investment income (loss)	0.36	0.27	0.21	0.14	0.28
Net realized and unrealized gain (loss) on investments	2.37	(2.05)	4.24	4.82	(19.04)
Total from investment operations	2.73	(1.78)	4.45	4.96	(18.76)
Distributions:
Net investment income	(0.62)	—	—	(0.43)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.62)	—	—	(0.43)	(3.73)
Net asset value, end of period	$32.72	$30.61	$32.39	$27.94	$23.41
Total Return(b)	9.19%	(5.50)%	15.93%	21.84%	(44.27)%
Net assets at end of period (in thousands)	$3,024,465	$3,254,198	$4,781,187	$2,616,775	$438,528
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.87%	0.88%	0.89%	0.81%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.87%	0.88%	0.89%	0.81%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.86%	0.87%	0.88%	0.89%	0.81%
Ratio of net investment income to average net assets	0.93%	0.81%	0.70%	0.59%	0.87%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

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The Hartford Capital Appreciation Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$32.17	$34.22	$29.67	$24.92	$48.91
Investment Operations:
Net investment income (loss)	0.10	0.10	0.05	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.61	(2.15)	4.50	5.07	(20.35)
Total from investment operations	2.71	(2.05)	4.55	5.12	(20.26)
Distributions:
Net investment income	(0.47)	—	—	(0.37)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.47)	—	—	(0.37)	(3.73)
Net asset value, end of period	$34.41	$32.17	$34.22	$29.67	$24.92
Total Return(b)	8.59%	(5.99)%	15.34%	21.08%	(44.64)%
Net assets at end of period (in thousands)	$122,235	$137,767	$126,972	$30,633	$7,809
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.41%	1.41%	1.42%	1.46%	1.46%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.40%	1.41%	1.46%	1.46%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.40%	1.40%	1.41%	1.46%	1.46%
Ratio of net investment income to average net assets	0.39%	0.30%	0.17%	0.19%	0.28%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

62

The Hartford Capital Appreciation Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$32.68	$34.66	$29.96	$25.08	$49.05
Investment Operations:
Net investment income (loss)	0.28	0.21	0.16	0.15	0.22
Net realized and unrealized gain (loss) on investments	2.57	(2.19)	4.54	5.12	(20.46)
Total from investment operations	2.85	(1.98)	4.70	5.27	(20.24)
Distributions:
Net investment income	(0.55)	—	—	(0.39)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.55)	—	—	(0.39)	(3.73)
Net asset value, end of period	$34.98	$32.68	$34.66	$29.96	$25.08
Total Return(b)	8.92%	(5.71)%	15.69%	21.53%	(44.46)%
Net assets at end of period (in thousands)	$168,689	$224,653	$270,804	$189,912	$75,127
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.10%	1.10%	1.12%	1.12%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.10%	1.10%	1.10%	1.12%	1.12%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.10%	1.10%	1.10%	1.12%	1.12%
Ratio of net investment income to average net assets	0.68%	0.59%	0.49%	0.60%	0.60%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

63

The Hartford Capital Appreciation Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$33.09	$34.99	$30.15	$25.21	$49.15
Investment Operations:
Net investment income (loss)	0.40	0.32	0.26	0.20	0.34
Net realized and unrealized gain (loss) on investments	2.58	(2.22)	4.58	5.17	(20.55)
Total from investment operations	2.98	(1.90)	4.84	5.37	(20.21)
Distributions:
Net investment income	(0.67)	—	—	(0.43)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.67)	—	—	(0.43)	(3.73)
Net asset value, end of period	$35.40	$33.09	$34.99	$30.15	$25.21
Total Return(b)	9.25%	(5.43)%	16.05%	21.89%	(44.30)%
Net assets at end of period (in thousands)	$185,705	$204,417	$215,999	$173,619	$35,734
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.80%	0.80%	0.80%	0.81%	0.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.80%	0.80%	0.80%	0.81%	0.83%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.80%	0.80%	0.80%	0.81%	0.83%
Ratio of net investment income to average net assets	1.00%	0.89%	0.79%	0.75%	0.93%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

64

The Hartford Capital Appreciation Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$33.26	$35.13	$30.24	$25.28	$49.23
Investment Operations:
Net investment income (loss)	0.55	0.36	0.29	0.27	0.36
Net realized and unrealized gain (loss) on investments	2.47	(2.23)	4.60	5.14	(20.58)
Total from investment operations	3.02	(1.87)	4.89	5.41	(20.22)
Distributions:
Net investment income	(0.70)	—	—	(0.45)	—
Net realized gain on investments	—	—	—	—	(3.73)
Total distributions	(0.70)	—	—	(0.45)	(3.73)
Net asset value, end of period	$35.58	$33.26	$35.13	$30.24	$25.28
Total Return(b)	9.36%	(5.32)%	16.17%	22.01%	(44.24)%
Net assets at end of period (in thousands)	$1,304,963	$1,460,367	$2,196,541	$1,474,927	$1,074,711
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.70%	0.70%	0.70%	0.72%	0.72%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.70%	0.70%	0.70%	0.72%	0.72%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.70%	0.70%	0.70%	0.72%	0.72%
Ratio of net investment income to average net assets	1.09%	0.98%	0.89%	1.05%	0.95%
Portfolio turnover rate(d)	74%	75%	70%	77%	82%

65

The Hartford Capital Appreciation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.16%
B	2.00%
C	1.87%
I	0.86%
R3	1.40%
R4	1.10%
R5	0.80%
Y	0.70%

66

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

67

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Prospectus

March 1, 2014

Class	Ticker
A	HCTAX
B	HCTBX
C	HFCCX
I	HCTIX
R3	HCTRX
R4	HCTSX
R5	HCTTX
Y	HCTYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

HARTFORD GLOBAL CAPITAL APPRECIATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by normally investing at least 65% of its net assets in common stocks of small, medium and large

5

companies.  The Fund may also invest without limitation in equity securities of foreign issuers located anywhere in the world and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to select stocks on the basis of potential for capital appreciation.

Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.

The Fund employs a multiple sleeve structure, which means the Fund has several components that are managed separately in different styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research.  The sub-adviser is responsible for allocating assets among the broad strategies and making decisions as to which portfolio management approaches are incorporated into each broad strategy. The Fund seeks to obtain its objective by combining these different strategies into a single fund.  Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent an opportunistic, flexible and diversified Fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment

6

strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

7

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]%  ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
	1 Year		5 Years		(since 04/29/05)
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund has employed a multiple portfolio manager structure since its inception in 2005.  The portfolio managers with the most significant responsibilities are set forth below:

Portfolio Manager	Title	Involved with Fund Since
Kent M. Stahl, CFA	Senior Vice President and Director, Investments and Risk Management	2010

Gregg R. Thomas, CFA	Vice President and Director, Risk Management	2013

Michael T. Carmen, CFA	Senior Vice President and Equity Portfolio Manager	2005

David W. Palmer, CFA	Senior Vice President and Equity Portfolio Manager	2005

Frank D. Catrickes, CFA	Senior Vice President and Equity Portfolio Manager	2005

Nicolas M. Choumenkovitch	Senior Vice President and Equity Portfolio Manager	2005

Saul J. Pannell, CFA	Senior Vice President and Equity Portfolio Manager	2005

9

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by normally investing at least 65% of its net assets in common stocks of small, medium and large companies.  The Fund may also invest without limitation in equity securities of foreign issuers located anywhere in the world and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to select stocks on the basis of potential for capital appreciation.

Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.

The Fund employs a multiple sleeve structure, which means the Fund has several components that are managed separately in different styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research.  The sub-adviser is responsible for allocating assets among the broad strategies and making decisions as to which portfolio management approaches are incorporated into each broad strategy. The Fund seeks to obtain its objective by combining these different strategies into a single fund.  Each approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent an opportunistic, flexible and diversified Fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations.

The Fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that

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currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more

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developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

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·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund

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holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or

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correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to

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achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund has employed a multiple portfolio manager structure since its inception in 2005.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl and Gregg R. Thomas select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Portfolio managers are selected and allocations made using both qualitative and quantitative factors. Quantitative considerations include the use of proprietary and third-party risk models to assess exposures, including those

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to risk factors, market cap, and style.  The selection and allocation process is ongoing with monitoring and formal reviews conducted on a regular basis.  Qualitative inputs include the portfolio manager’s style, conviction, and clarity of philosophy and process. Generally, a 3-5 year view is used when making allocation decisions for the portfolio; however, there are no specific requirements about how often an allocation or a manager is changed.  Changes may be made at any time based on market conditions and/or Fund performance. The portfolio management team currently includes Michael T. Carmen, CFA, David W. Palmer, CFA, Frank D. Catrickes, CFA, Nicolas M. Choumenkovitch and Saul J. Pannell, CFA.  Each portfolio manager is responsible for managing the portion of the Fund allocated to him or her by Mr. Stahl (“Sub-Portfolio”).  The Sub-Portfolios are managed independently of each other and each portfolio manager has full discretion to manage its Sub-Portfolio.

The Fund has employed a multiple portfolio manager structure since its inception in 2005.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl, CFA, Senior Vice President and Director of Investments and Risk Management of Wellington Management, has been involved in portfolio management for the Fund since 2010 and oversees the allocation of assets among the Fund’s broad strategies and corresponding portfolio manager approaches.  Mr. Stahl joined Wellington Management as an investment professional in 1998.

Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2013.  Mr. Thomas joined Wellington Management in 2002 and has been an investment professional since 2004.

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2005.  Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2005.  Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2005.  Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2005.  Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and

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securities analysis for the Fund since its inception in 2005.  Mr. Pannell joined Wellington Management as an investment professional in 1974.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.950% of the first $250 million, 0.900% of the next $250 million, 0.800% of the next $500 million, 0.750% of the next $1.5 billion, 0.700% of the next $2.5 billion, 0.680% of the next $5 billion and 0.675% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

Effective November 1, 2013, the Investment Manager has voluntarily agreed to waive 0.10% of the Fund’s contractual management fee through October 31, 2014.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets. A

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discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

26

total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

33

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

40

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

46

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

47

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

49

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

53

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Fund has changed its benchmark from the Russell 3000 Index to the MSCI All Country World Index.  The Fund’s Investment Manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.80	$12.94	$10.74	$8.73	$16.95
Investment Operations:
Net investment income (loss)	0.03	(0.03)	(0.03)	—	0.02
Net realized and unrealized gain (loss) on investments	1.10	(0.11)	2.23	2.01	(7.07)
Total from investment operations	1.13	(0.14)	2.20	2.01	(7.05)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$13.93	$12.80	$12.94	$10.74	$8.73
Total Return(a)	8.83%	(1.08)%	20.48%	23.02%	(44.43)%
Net assets at end of period (in thousands)	$411,923	$467,407	$516,406	$497,959	$479,795
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.41%	1.41%	1.44%	1.54%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.32%	1.41%	1.44%	1.54%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.32%	1.41%	1.44%	1.54%	1.40%
Ratio of net investment income to average net assets	0.23%	(0.19)%	(0.20)%	0.02%	0.12%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.14	$12.37	$10.35	$8.47	$16.62
Investment Operations:
Net investment income (loss)	(0.08)	(0.14)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	1.04	(0.09)	2.16	1.94	(6.89)
Total from investment operations	0.96	(0.23)	2.02	1.88	(6.98)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$13.10	$12.14	$12.37	$10.35	$8.47
Total Return(a)	7.91%	(1.86)%	19.52%	22.20%	(44.92)%
Net assets at end of period (in thousands)	$51,815	$61,934	$73,313	$72,940	$66,057
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.26%	2.25%	2.28%	2.44%	2.27%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	2.10%	2.25%	2.28%	2.22%	2.27%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	2.10%	2.25%	2.28%	2.22%	2.27%
Ratio of net investment income to average net assets	(0.55)%	(1.03)%	(1.04)%	(0.67)%	(0.75)%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.21	$12.42	$10.39	$8.50	$16.66
Investment Operations:
Net investment income (loss)	(0.07)	(0.12)	(0.12)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	1.04	(0.09)	2.15	1.95	(6.92)
Total from investment operations	0.97	(0.21)	2.03	1.89	(6.99)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$13.18	$12.21	$12.42	$10.39	$8.50
Total Return(a)	7.94%	(1.69)%	19.54%	22.23%	(44.87)%
Net assets at end of period (in thousands)	$222,460	$266,634	$310,899	$297,280	$269,662
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	2.12%	2.13%	2.15%	2.25%	2.14%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	2.06%	2.13%	2.15%	2.25%	2.14%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	2.06%	2.13%	2.15%	2.25%	2.14%
Ratio of net investment income to average net assets	(0.51)%	(0.91)%	(0.91)%	(0.70)%	(0.62)%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.04	$13.13	$10.86	$8.80	$17.02
Investment Operations:
Net investment income (loss)	0.08	0.02	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.10	(0.11)	2.25	2.03	(7.09)
Total from investment operations	1.18	(0.09)	2.27	2.06	(7.05)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$14.22	$13.04	$13.13	$10.86	$8.80
Total Return(a)	9.05%	(0.69)%	20.90%	23.41%	(44.23)%
Net assets at end of period (in thousands)	$87,227	$112,597	$107,796	$95,280	$79,436
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.10%	1.11%	1.11%	1.16%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.05%	1.11%	1.11%	1.16%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.05%	1.11%	1.11%	1.16%	1.08%
Ratio of net investment income to average net assets	0.49%	0.12%	0.13%	0.37%	0.43%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.69	$12.86	$10.71	$8.73	$17.00
Investment Operations:
Net investment income (loss)	0.01	(0.06)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.09	(0.11)	2.20	2.01	(7.09)
Total from investment operations	1.10	(0.17)	2.15	1.98	(7.10)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$13.79	$12.69	$12.86	$10.71	$8.73
Total Return(a)	8.67%	(1.32)%	20.07%	22.68%	(44.60)%
Net assets at end of period (in thousands)	$24,232	$20,237	$13,520	$8,057	$4,148
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.69%	1.72%	1.74%	1.81%	1.77%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.45%	1.70%	1.73%	1.81%	1.77%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.45%	1.70%	1.73%	1.81%	1.77%
Ratio of net investment income to average net assets	0.11%	(0.48)%	(0.50)%	(0.30)%	(0.28)%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.91	$13.04	$10.82	$8.79	$17.05
Investment Operations:
Net investment income (loss)	0.06	(0.02)	(0.02)	—	0.01
Net realized and unrealized gain (loss) on investments	1.10	(0.11)	2.24	2.03	(7.10)
Total from investment operations	1.16	(0.13)	2.22	2.03	(7.09)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$14.07	$12.91	$13.04	$10.82	$8.79
Total Return(a)	8.99%	(1.00)%	20.52%	23.09%	(44.40)%
Net assets at end of period (in thousands)	$10,362	$12,333	$8,486	$5,308	$1,232
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.37%	1.40%	1.40%	1.43%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.18%	1.40%	1.40%	1.43%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.18%	1.40%	1.40%	1.43%	1.43%
Ratio of net investment income to average net assets	0.37%	(0.17)%	(0.18)%	0.04%	0.08%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

63

Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.09	$13.18	$10.91	$8.84	$17.10
Investment Operations:
Net investment income (loss)	0.08	0.02	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.11	(0.11)	2.25	2.05	(7.13)
Total from investment operations	1.19	(0.09)	2.27	2.07	(7.09)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$14.28	$13.09	$13.18	$10.91	$8.84
Total Return(a)	9.09%	(0.68)%	20.81%	23.42%	(44.26)%
Net assets at end of period (in thousands)	$1,276	$1,255	$777	$816	$151
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.09%	1.11%	1.12%	1.14%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.00%	1.10%	1.11%	1.14%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.00%	1.10%	1.11%	1.14%	1.16%
Ratio of net investment income to average net assets	0.57%	0.13%	0.12%	0.29%	0.37%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.18	$13.25	$10.96	$8.86	$17.12
Investment Operations:
Net investment income (loss)	0.19	0.03	0.04	0.04	—
Net realized and unrealized gain (loss) on investments	1.03	(0.10)	2.25	2.06	(7.09)
Total from investment operations	1.22	(0.07)	2.29	2.10	(7.09)
Distributions:
Net realized gain on investments	—	—	—	—	(1.17)
Total distributions	—	—	—	—	(1.17)
Net asset value, end of period	$14.40	$13.18	$13.25	$10.96	$8.86
Total Return(a)	9.26%	(0.53)%	20.89%	23.70%	(44.20)%
Net assets at end of period (in thousands)	$12,189	$33,723	$46,353	$54,222	$21,827
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.97%	0.99%	1.00%	1.02%	1.01%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.95%	0.99%	1.00%	1.02%	1.01%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.95%	0.99%	1.00%	1.02%	1.01%
Ratio of net investment income to average net assets	0.63%	0.23%	0.25%	0.49%	0.51%
Portfolio turnover rate(c)	135%	140%	155%	168%	159%

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Hartford Global Capital Appreciation Fund (formerly The Hartford Capital Appreciation II Fund)

Financial Highlights - Footnotes

(a)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(b)         Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(c)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.31%
B	2.09%
C	2.05%
I	1.04%
R3	1.45%
R4	1.17%
R5	0.99%
Y	0.94%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CAII14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Checks and Balances Fund

Prospectus

March 1, 2014

Class	Ticker
A	HCKAX
B	HCKBX
C	HCKCX
I	HCKIX
R3	HCKRX
R4	HCKSX
R5	HCKTX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CHECKS AND BALANCES FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5
Management fees	None		None		None		None		None		None		None
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.40% (Class R3), 1.10% (Class R4) and 0.80% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO,

4

respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of Hartford Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its net assets in bonds.  The

5

Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

6

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of three broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 05/31/07)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC (“Investment Manager”).

The fund is managed by HFMC’s Investment Oversight Committee, overseen by Vernon Meyer.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Senior Vice President of HFMC and Chairman of the HFMC Investment Oversight Committee	2007

8

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except:	$50
Class C
Class I	$250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50

Class I shares are offered primarily through advisory fee-based wrap programs

Class B	Closed to new investments	N/A

Class R3	No minimum initial investment	None
Class R4
Class R5	Offered primarily to employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of Hartford Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its net assets in bonds.  The Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

Each Underlying Fund’s investment goal and principal investment strategy are summarized below.  The Fund may add to or change the Underlying Funds in which the Fund invests without the approval of shareholders.  For further details regarding each of the Underlying Funds, please refer to each Underlying Fund’s prospectus.  You may obtain an Underlying Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Hartford Capital Appreciation Fund’s goal is growth of capital.  The fund seeks to achieve its goal by investing primarily in stocks selected on the basis of potential for capital appreciation.  The fund normally invests at least 65% of its net assets in common stocks of medium and large companies.  The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.

The Hartford Dividend and Growth Fund’s goal is a high level of current income consistent with growth of capital.  The fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the fund’s sub-adviser, Wellington Management.  The fund’s portfolio is broadly diversified by company and industry.  Under normal market and economic conditions, at least 65% of the fund’s net assets are invested in dividend paying equity securities.  The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  As of December 31, 2013, the market capitalization of companies within the S&P 500 Index ranged from approximately $[    ] billion to $[    ] billion.  The fund may invest

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up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund.

The Hartford Total Return Bond Fund’s goal is a competitive total return, with income as a secondary objective.  Under normal circumstances, the fund invests at least 80% of its net assets in bonds that the fund’s sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income.  The fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).  Debt securities in which the fund may invest include asset-backed and mortgage-related securities.  The fund normally invests in debt securities with a maturity of at least one year.  The fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The fund may utilize derivatives to manage portfolio risk or for other investment purposes.  The derivatives in which the Fund may invest include futures and options, and swap agreements as well as forward foreign currency contracts and inverse floaters.  The fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.  While the fund will not make direct purchases of common stock, from time to time the fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the fund.  Additionally, the fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities.  The Fund may invest in securities and other instruments of any maturity.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.  The fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

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·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors and may not effectively increase returns or decrease risk.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”)

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contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

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The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

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·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower

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trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed

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securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”)

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generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee any sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager, with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund is managed by HFMC’s Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, CFA, Senior Vice President of HFMC and Chairman of the HFMC Investment Oversight Committee, has overseen the management of the Fund since its inception (2007).  Mr. Meyer has over 21 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process.  Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products

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and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund does not pay a monthly management fee to the Investment Manager.

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each

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share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I and Class R5, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

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·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

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3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A and Class C Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your

33

protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B and Class C Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the

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exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more

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dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market

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movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds,

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such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

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Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class C

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B and Class C— In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

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Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of

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the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

49

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

51

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

52

such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

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IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on February 29, 2008.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on August 29, 2008.  Class R3, Class R4 and Class R5 share performance prior to August 29, 2008 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, Class R4 and Class R5 have no sales charges.

Prior to January 1, 2013, the Fund was managed by Hartford Investment Financial Services, LLC, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Checks and Balances Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.22	$9.22	$8.29	$7.32	$10.51
Investment Operations:
Net investment income (loss)	0.20	0.13	0.13	0.19	0.21
Net realized and unrealized gain (loss) on investments	0.74	—	0.93	1.03	(3.17)
Total from investment operations	0.94	0.13	1.06	1.22	(2.96)
Distributions:
Net investment income	(0.20)	(0.13)	(0.13)	(0.20)	(0.23)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.24)	(0.13)	(0.13)	(0.25)	(0.23)
Net asset value, end of period	$9.92	$9.22	$9.22	$8.29	$7.32
Total Return(b)	10.43%	1.44%	12.85%	17.34%	(28.70)%
Net assets at end of period (in thousands)	$1,277,312	$1,337,009	$1,429,438	$1,073,060	$649,297
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.41%	0.41%	0.42%	0.46%	0.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.41%	0.41%	0.42%	0.46%	0.41%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.41%	0.41%	0.42%	0.46%	0.41%
Ratio of net investment income to average net assets(c)	2.15%	1.36%	1.51%	2.45%	2.08%
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.19	$9.18	$8.26	$7.29	$10.49
Investment Operations:
Net investment income (loss)	0.13	0.05	0.06	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.72	0.02	0.92	1.04	(3.19)
Total from investment operations	0.85	0.07	0.98	1.17	(3.04)
Distributions:
Net investment income	(0.12)	(0.06)	(0.06)	(0.15)	(0.16)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.16)	(0.06)	(0.06)	(0.20)	(0.16)
Net asset value, end of period	$9.88	$9.19	$9.18	$8.26	$7.29
Total Return(b)	9.45%	0.71%	11.87%	16.56%	(29.32)%
Net assets at end of period (in thousands)	$114,693	$123,183	$143,627	$141,845	$88,364
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.22%	1.21%	1.23%	1.31%	1.26%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.22%	1.21%	1.23%	1.23%	1.23%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.22%	1.21%	1.23%	1.23%	1.23%
Ratio of net investment income to average net assets(c)	1.35%	0.55%	0.69%	1.68%	1.22%
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

59

The Hartford Checks and Balances Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.19	$9.19	$8.26	$7.29	$10.49
Investment Operations:
Net investment income (loss)	0.13	0.06	0.07	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.74	—	0.92	1.04	(3.18)
Total from investment operations	0.87	0.06	0.99	1.17	(3.03)
Distributions:
Net investment income	(0.13)	(0.06)	(0.06)	(0.15)	(0.17)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.17)	(0.06)	(0.06)	(0.20)	(0.17)
Net asset value, end of period	$9.89	$9.19	$9.19	$8.26	$7.29
Total Return(b)	9.63%	0.66%	12.06%	16.56%	(29.29)%
Net assets at end of period (in thousands)	$284,190	$310,632	$355,504	$298,931	$211,502
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.16%	1.16%	1.22%	1.17%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.16%	1.16%	1.22%	1.17%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.16%	1.16%	1.16%	1.22%	1.17%
Ratio of net investment income to average net assets(c)	1.41%	0.61%	0.75%	1.76%	1.26%
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.23	$9.22	$8.29	$7.32	$9.89
Investment Operations:
Net investment income (loss)	0.23	0.15	0.15	0.21	0.14
Net realized and unrealized gain (loss) on investments	0.74	0.02	0.93	1.03	(2.57)
Total from investment operations	0.97	0.17	1.08	1.24	(2.43)
Distributions:
Net investment income	(0.23)	(0.16)	(0.15)	(0.22)	(0.14)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.27)	(0.16)	(0.15)	(0.27)	(0.14)
Net asset value, end of period	$9.93	$9.23	$9.22	$8.29	$7.32
Total Return(b)	10.70%	1.81%	13.09%	17.68%	(23.71	)%(f)
Net assets at end of period (in thousands)	$21,254	$19,854	$21,297	$19,988	$8,293
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.16%	0.15%	0.17%	0.20%	0.16	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.16%	0.15%	0.17%	0.20%	0.16	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.16%	0.15%	0.17%	0.20%	0.16	%(g)
Ratio of net investment income to average net assets(c)	2.38%	1.61%	1.75%	2.61%	2.09	%(g)
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.21	$8.29	$7.31	$9.38
Investment Operations:
Net investment income (loss)	0.17	0.10	0.10	0.17	0.03
Net realized and unrealized gain (loss) on investments	0.74	—	0.92	1.04	(2.06)
Total from investment operations	0.91	0.10	1.02	1.21	(2.03)
Distributions:
Net investment income	(0.17)	(0.11)	(0.10)	(0.18)	(0.04)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.21)	(0.11)	(0.10)	(0.23)	(0.04)
Net asset value, end of period	$9.90	$9.20	$9.21	$8.29	$7.31
Total Return(b)	10.08%	1.05%	12.40%	17.18%	(21.19	)%(f)
Net assets at end of period (in thousands)	$10,764	$9,211	$2,206	$598	$80
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.76%	0.76%	0.81%	0.87%	0.81	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.76%	0.76%	0.78%	0.78%	0.80	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.76%	0.76%	0.78%	0.78%	0.80	%(g)
Ratio of net investment income to average net assets(c)	1.71%	1.00%	1.15%	1.46%	1.93	%(g)
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.22	$9.21	$8.29	$7.32	$9.38
Investment Operations:
Net investment income (loss)	0.20	0.12	0.14	0.19	0.03
Net realized and unrealized gain (loss) on investments	0.73	0.02	0.91	1.03	(2.05)
Total from investment operations	0.93	0.14	1.05	1.22	(2.02)
Distributions:
Net investment income	(0.20)	(0.13)	(0.13)	(0.20)	(0.04)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.24)	(0.13)	(0.13)	(0.25)	(0.04)
Net asset value, end of period	$9.91	$9.22	$9.21	$8.29	$7.32
Total Return(b)	10.29%	1.53%	12.76%	17.30%	(21.06	)%(f)
Net assets at end of period (in thousands)	$1,375	$822	$241	$112	$79
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.47%	0.47%	0.50%	0.49%	0.51	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.47%	0.46%	0.47%	0.48%	0.50	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.47%	0.46%	0.47%	0.48%	0.50	%(g)
Ratio of net investment income to average net assets(c)	1.92%	1.29%	1.75%	2.48%	2.23	%(g)
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

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The Hartford Checks and Balances Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010(a)	2009	2008(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.23	$9.22	$8.29	$7.32	$9.38
Investment Operations:
Net investment income (loss)	0.23	0.15	0.16	0.21	0.03
Net realized and unrealized gain (loss) on investments	0.74	0.02	0.92	1.03	(2.04)
Total from investment operations	0.97	0.17	1.08	1.24	(2.01)
Distributions:
Net investment income	(0.23)	(0.16)	(0.15)	(0.22)	(0.05)
Net realized gain on investments	(0.04)	—	—	(0.05)	—
Total distributions	(0.27)	(0.16)	(0.15)	(0.27)	(0.05)
Net asset value, end of period	$9.93	$9.23	$9.22	$8.29	$7.32
Total Return(b)	10.70%	1.83%	13.13%	17.65%	(21.04	)%(f)
Net assets at end of period (in thousands)	$119	$107	$115	$98	$79
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.16%	0.15%	0.16%	0.17%	0.21	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.16%	0.15%	0.15%	0.17%	0.21	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.16%	0.15%	0.15%	0.17%	0.21	%(g)
Ratio of net investment income to average net assets(c)	2.37%	1.62%	1.76%	2.84%	2.52	%(g)
Portfolio turnover rate(d)	12%	19%	19%	3%	6%

64

The Hartford Checks and Balances Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Ratios do not include expenses of the underlying funds.

(d)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)          Commenced operations on February 29, 2008.

(f)           Not annualized.

(g)          Annualized.

(h)         Commenced operations on August 29, 2008.

65

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CB14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Conservative Allocation Fund

Prospectus

March 1, 2014

Class	Ticker
A	HCVAX
B	HCVBX
C	HCVCX
I	HCVIX
R3	HCVRX
R4	HCVSX
R5	HCVTX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD CONSERVATIVE ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks current income and long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C), 1.10% (Class I), 1.60% (Class R3), 1.30% (Class R4) and 1.00% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO,

4

respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [        ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity and multi-asset funds.  The equity and multi-asset fund allocation is intended to add diversification and enhance returns.  It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy.  Under normal

5

market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 30% of assets in equity funds and approximately 70% of assets in fixed income funds, although these percentages will increase or decrease from time to time by up to 10%.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

6

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund

7

shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 05/28/04)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Richard P. Meagher, CFA	Vice President, Asset Allocation Strategist and Portfolio Manager	2012
Wendy M. Cromwell, CFA	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity and multi-asset funds.  The equity and multi-asset fund allocation is intended to add diversification and enhance returns.  It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 30% of assets in equity funds and approximately 70% of assets in fixed income funds, although these percentages will increase or decrease from time to time by up to 10%.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate and sovereign bonds of varying credit quality, money market instruments and others. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities of domestic and foreign issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and

10

qualities that range from investment grade to below investment grade (also referred to as “junk bonds”), and unrated securities determined to be of comparable quality by Wellington Management. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.

As of [December 31, 2013], the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford Emerging Markets Research Fund]

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[The Hartford Short Duration Fund]

[insert money market fund]

Asset Allocation Funds

[The Hartford Alternative Strategies Fund]

[The Hartford Global Real Asset Fund]

[Hartford Real Total Return Fund]

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

11

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors and may not effectively increase returns or decrease risk.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

12

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal

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right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as

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additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that

15

they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

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·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign

17

currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment

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objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Richard P. Meagher, CFA, Vice President, Asset Allocation Strategist and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Meagher joined Wellington Management in 1996 and has been an investment professional since 2002.

Wendy M. Cromwell, CFA, Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Ms.

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Cromwell joined Wellington Management in 1996 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

24

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each

25

share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I and Class R5, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

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·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

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3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A and Class C Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your

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protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B and Class C Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the

39

exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more

40

dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market

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movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds,

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such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

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Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class C

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B and Class C— In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

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Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of

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the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

48

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

52

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

53

such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

54

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

55

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of each index is from 5/31/2004 – 12/31/2013.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

58

The Hartford Conservative Allocation Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.71	$10.55	$9.57	$8.30		$11.63
Investment Operations:
Net investment income (loss)	0.12	0.21	0.23	0.25		0.33
Net realized and unrealized gain (loss) on investments	0.68	0.22	0.98	1.28		(2.84)
Total from investment operations	0.80	0.43	1.21	1.53		(2.51)
Distributions:
Net investment income	(0.16)	(0.27)	(0.23)	(0.26)		(0.42)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.16)	(0.27)	(0.23)	(0.26)		(0.82)
Net asset value, end of period	$11.35	$10.71	$10.55	$9.57		$8.30
Total Return(b)	7.55%	4.09%	12.74%	18.90%		(22.99)%
Net assets at end of period (in thousands)	$166,842	$163,779	$163,353	$134,824		$107,922
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.58%	0.58%	0.58%	0.62%		0.57%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.58%	0.58%	0.58%	0.62%		0.57%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.58%	0.58%	0.58%	0.62%		0.57%
Ratio of net investment income to average net assets(c)	1.13%	1.99%	2.26%	3.00%		3.09%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

59

The Hartford Conservative Allocation Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.71	$10.55	$9.57	$8.30		$11.62
Investment Operations:
Net investment income (loss)	0.03	0.13	0.15	0.19		0.24
Net realized and unrealized gain (loss) on investments	0.68	0.21	0.97	1.27		(2.82)
Total from investment operations	0.71	0.34	1.12	1.46		(2.58)
Distributions:
Net investment income	(0.09)	(0.18)	(0.14)	(0.19)		(0.34)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.09)	(0.18)	(0.14)	(0.19)		(0.74)
Net asset value, end of period	$11.33	$10.71	$10.55	$9.57		$8.30
Total Return(b)	6.69%	3.24%	11.83%	18.01%		(23.55)%
Net assets at end of period (in thousands)	$17,538	$21,454	$23,697	$24,438		$20,703
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.39%	1.37%	1.38%	1.46%		1.40%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.39%	1.37%	1.38%	1.38%		1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	1.39%	1.37%	1.38%	1.38%		1.40%
Ratio of net investment income to average net assets(c)	0.38%	1.20%	1.48%	2.26%		2.29%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

60

The Hartford Conservative Allocation Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.70	$10.54	$9.56	$8.29		$11.62
Investment Operations:
Net investment income (loss)	0.04	0.13	0.15	0.19		0.23
Net realized and unrealized gain (loss) on investments	0.68	0.22	0.98	1.27		(2.81)
Total from investment operations	0.72	0.35	1.13	1.46		(2.58)
Distributions:
Net investment income	(0.10)	(0.19)	(0.15)	(0.19)		(0.35)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.10)	(0.19)	(0.15)	(0.19)		(0.75)
Net asset value, end of period	$11.32	$10.70	$10.54	$9.56		$8.29
Total Return(b)	6.78%	3.32%	11.92%	18.04%		(23.57)%
Net assets at end of period (in thousands)	$59,053	$55,946	$53,036	$46,279		$40,054
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.33%	1.32%	1.33%	1.39%		1.33%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.33%	1.32%	1.33%	1.38%		1.33%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	1.33%	1.32%	1.33%	1.38%		1.33%
Ratio of net investment income to average net assets(c)	0.37%	1.23%	1.51%	2.28%		2.23%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

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The Hartford Conservative Allocation Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.69	$10.54	$9.56	$8.29		$11.61
Investment Operations:
Net investment income (loss)	0.16	0.23	0.28	0.26		0.39
Net realized and unrealized gain (loss) on investments	0.67	0.22	0.95	1.29		(2.86)
Total from investment operations	0.83	0.45	1.23	1.55		(2.47)
Distributions:
Net investment income	(0.18)	(0.30)	(0.25)	(0.28)		(0.45)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.18)	(0.30)	(0.25)	(0.28)		(0.85)
Net asset value, end of period	$11.34	$10.69	$10.54	$9.56		$8.29
Total Return(b)	7.89%	4.29%	13.02%	19.19%		(22.73)%
Net assets at end of period (in thousands)	$1,481	$1,248	$741	$908		$418
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.30%	0.30%	0.33%	0.36%		0.31%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.30%	0.30%	0.33%	0.36%		0.31%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.30%	0.30%	0.33%	0.36%		0.31%
Ratio of net investment income to average net assets(c)	1.39%	2.16%	2.51%	3.17%		4.43%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

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The Hartford Conservative Allocation Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.74	$10.59	$9.61	$8.28		$11.61
Investment Operations:
Net investment income (loss)	0.08	0.18	0.18	0.17		0.32
Net realized and unrealized gain (loss) on investments	0.68	0.21	1.00	1.32		(2.86)
Total from investment operations	0.76	0.39	1.18	1.49		(2.54)
Distributions:
Net investment income	(0.13)	(0.24)	(0.20)	(0.16)		(0.39)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.13)	(0.24)	(0.20)	(0.16)		(0.79)
Net asset value, end of period	$11.37	$10.74	$10.59	$9.61		$8.28
Total Return(b)	7.18%	3.67%	12.41%	18.22%		(23.28)%
Net assets at end of period (in thousands)	$9,608	$7,324	$3,357	$680		$269
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.93%	0.93%	0.94%	1.02%		0.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.93%	0.93%	0.93%	1.02%		0.97%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.93%	0.93%	0.93%	1.02%		0.97%
Ratio of net investment income to average net assets(c)	0.62%	1.48%	1.75%	2.06%		2.01%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

63

The Hartford Conservative Allocation Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.69	$10.54	$9.56	$8.29		$11.62
Investment Operations:
Net investment income (loss)	0.11	0.21	0.22	0.25		0.34
Net realized and unrealized gain (loss) on investments	0.69	0.20	0.98	1.27		(2.85)
Total from investment operations	0.80	0.41	1.20	1.52		(2.51)
Distributions:
Net investment income	(0.16)	(0.26)	(0.22)	(0.25)		(0.42)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.16)	(0.26)	(0.22)	(0.25)		(0.82)
Net asset value, end of period	$11.33	$10.69	$10.54	$9.56		$8.29
Total Return(b)	7.55%	3.95%	12.71%	18.89%		(23.01)%
Net assets at end of period (in thousands)	$14,196	$13,142	$12,932	$8,078		$4,900
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.63%	0.62%	0.62%	0.66%		0.63%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.63%	0.62%	0.62%	0.66%		0.63%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.63%	0.62%	0.62%	0.66%		0.63%
Ratio of net investment income to average net assets(c)	1.00%	1.93%	2.19%	2.94%		2.21%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

64

The Hartford Conservative Allocation Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010	2009(a)		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.71	$10.55	$9.57	$8.30		$11.63
Investment Operations:
Net investment income (loss)	0.15	0.23	0.25	0.26		0.39
Net realized and unrealized gain (loss) on investments	0.68	0.23	0.98	1.29		(2.87)
Total from investment operations	0.83	0.46	1.23	1.55		(2.48)
Distributions:
Net investment income	(0.18)	(0.30)	(0.25)	(0.28)		(0.45)
Net realized gain on investments	—	—	—	—		(0.40)
Total distributions	(0.18)	(0.30)	(0.25)	(0.28)		(0.85)
Net asset value, end of period	$11.36	$10.71	$10.55	$9.57		$8.30
Total Return(b)	7.86%	4.36%	13.02%	19.22%		(22.81)%
Net assets at end of period (in thousands)	$4,192	$4,788	$6,107	$4,895		$2,097
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.33%	0.32%	0.32%	0.36%		0.34%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.33%	0.32%	0.32%	0.36%		0.34%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.33%	0.32%	0.32%	0.36%		0.34%
Ratio of net investment income to average net assets(c)	1.43%	2.30%	2.51%	3.10%		2.84%
Portfolio turnover rate(e)	83%	41%	28%	20	%(f)	27%

65

The Hartford Conservative Allocation Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Ratios do not include expenses of the underlying funds.

(d)         Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(e)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)           During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into The Fund on February 20, 2009.  These sales are excluded from the portfolio turnover rate calculation.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.58%
B	1.39%
C	1.32%
I	0.30%
R3	0.93%
R4	0.63%
R5	0.33%

66

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CAL14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Disciplined Equity Fund

Prospectus

March 1, 2014

Class	Ticker
A	HAIAX
B	HGIBX
C	HGICX
R3	HGIRX
R4	HGISX
R5	HGITX
Y	HGIYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD DISCIPLINED EQUITY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [     ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [     ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28,

4

2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States.  Wellington Management Company, LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations.  The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy.  The Fund’s portfolio is

5

broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

6

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       [    ]% ([    ] quarter, [    ])   Lowest  [    ]%  ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Mammen Chally, CFA	Vice President and Equity Portfolio Manager	1998

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell

8

your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States.  Wellington Management Company, LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations.  The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy.  The Fund’s portfolio is broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

As of December 31, 2013, the market capitalization of companies included in the S&P 500 Index ranged from approximately $[     ] billion to $[     ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or

10

lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

11

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

12

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early

13

development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity

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risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring

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processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of

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charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[     ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[     ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with

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Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.675% of the next $500 million, 0.625% of the next $4 billion, 0.6225% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [     ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [     ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your

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financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A and Class C shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the

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request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting

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an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford

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Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept

34

purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or

35

distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

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You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

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If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided

38

individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a

39

brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if

40

this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using

41

these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

43

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

44

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

46

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost

50

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006. Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Disciplined Equity Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.77	$11.90	$10.44	$9.31	$14.91
Investment Operations:
Net investment income (loss)	0.09	0.07	0.08	0.12	0.05
Net realized and unrealized gain (loss) on investments	1.74	0.82	1.58	1.06	(5.63)
Total from investment operations	1.83	0.89	1.66	1.18	(5.58)
Distributions:
Net investment income	(0.03)	(0.02)	(0.20)	(0.05)	(0.02)
Total distributions	(0.03)	(0.02)	(0.20)	(0.05)	(0.02)
Net asset value, end of period	$14.57	$12.77	$11.90	$10.44	$9.31
Total Return(b)	14.39%	7.50%	16.00%	12.82%	(37.46)%
Net assets at end of period (in thousands)	$83,534	$80,470	$81,949	$85,080	$92,476
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.44%	1.44%	1.47%	1.58%	1.44%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.35%	1.17%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.35%	1.17%	1.40%
Ratio of net investment income to average net assets	0.69%	0.51%	0.71%	1.27%	0.36%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

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The Hartford Disciplined Equity Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.07	$11.32	$9.89	$8.80	$14.16
Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	—	0.08	(0.05)
Net realized and unrealized gain (loss) on investments	1.64	0.79	1.50	1.01	(5.31)
Total from investment operations	1.63	0.76	1.50	1.09	(5.36)
Distributions:
Net investment income	—	(0.01)	(0.07)	—	—
Total distributions	—	(0.01)	(0.07)	—	—
Net asset value, end of period	$13.70	$12.07	$11.32	$9.89	$8.80
Total Return(b)	13.50%	6.69%	15.18%	12.39%	(37.85)%
Net assets at end of period (in thousands)	$2,761	$4,020	$5,770	$8,165	$11,931
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.50%	2.42%	2.46%	2.65%	2.39%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.10%	2.10%	2.10%	1.60%	1.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.10%	2.10%	2.10%	1.60%	1.95%
Ratio of net investment income to average net assets	(0.08)%	(0.21)%	(0.04)%	0.86%	(0.18)%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

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The Hartford Disciplined Equity Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.03	$11.28	$9.84	$8.80	$14.17
Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	—	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	1.64	0.79	1.49	1.00	(5.31)
Total from investment operations	1.63	0.76	1.49	1.04	(5.37)
Distributions:
Net investment income	—	(0.01)	(0.05)	—	—
Total distributions	—	(0.01)	(0.05)	—	—
Net asset value, end of period	$13.66	$12.03	$11.28	$9.84	$8.80
Total Return(b)	13.55%	6.72%	15.18%	11.82%	(37.90)%
Net assets at end of period (in thousands)	$11,913	$11,221	$11,519	$12,025	$13,691
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.09%	2.10%	2.12%	2.22%	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.09%	2.09%	2.10%	2.03%	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.09%	2.09%	2.10%	2.03%	2.13%
Ratio of net investment income to average net assets	(0.06)%	(0.23)%	(0.04)%	0.41%	(0.36)%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

57

The Hartford Disciplined Equity Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.05	$12.18	$10.71	$9.56	$15.33
Investment Operations:
Net investment income (loss)	0.08	0.04	0.05	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.77	0.85	1.63	1.11	(5.78)
Total from investment operations	1.85	0.89	1.68	1.20	(5.77)
Distributions:
Net investment income	(0.04)	(0.02)	(0.21)	(0.05)	—
Total distributions	(0.04)	(0.02)	(0.21)	(0.05)	—
Net asset value, end of period	$14.86	$13.05	$12.18	$10.71	$9.56
Total Return(b)	14.22%	7.30%	15.77%	12.65%	(37.64)%
Net assets at end of period (in thousands)	$209	$165	$113	$20	$11
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.70%	1.65%	1.66%	2.04%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.50%	1.50%	1.55%	1.38%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.50%	1.50%	1.55%	1.38%	1.65%
Ratio of net investment income to average net assets	0.53%	0.34%	0.47%	0.98%	0.12%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

58

The Hartford Disciplined Equity Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.07	$12.16	$10.68	$9.60	$15.37
Investment Operations:
Net investment income (loss)	0.12	0.08	0.09	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.78	0.86	1.61	1.09	(5.79)
Total from investment operations	1.90	0.94	1.70	1.19	(5.73)
Distributions:
Net investment income	(0.06)	(0.03)	(0.22)	(0.11)	(0.04)
Total distributions	(0.06)	(0.03)	(0.22)	(0.11)	(0.04)
Net asset value, end of period	$14.91	$13.07	$12.16	$10.68	$9.60
Total Return(b)	14.57%	7.70%	16.01%	12.65%	(37.37)%
Net assets at end of period (in thousands)	$167	$134	$105	$55	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.31%	1.28%	1.25%	1.29%	1.28%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.20%	1.20%	1.23%	1.29%	1.28%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.20%	1.20%	1.23%	1.29%	1.28%
Ratio of net investment income to average net assets	0.85%	0.64%	0.82%	1.09%	0.48%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

59

The Hartford Disciplined Equity Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.18	$12.24	$10.75	$9.62	$15.41
Investment Operations:
Net investment income (loss)	0.16	0.13	0.12	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.79	0.84	1.65	1.10	(5.81)
Total from investment operations	1.95	0.97	1.77	1.24	(5.71)
Distributions:
Net investment income	(0.09)	(0.03)	(0.28)	(0.11)	(0.08)
Total distributions	(0.09)	(0.03)	(0.28)	(0.11)	(0.08)
Net asset value, end of period	$15.04	$13.18	$12.24	$10.75	$9.62
Total Return(b)	14.93%	7.94%	16.55%	13.12%	(37.23)%
Net assets at end of period (in thousands)	$144	$117	$105	$8	$7
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.01%	0.96%	0.95%	0.95%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.90%	0.90%	0.92%	0.95%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.90%	0.90%	0.92%	0.95%	0.99%
Ratio of net investment income to average net assets	1.14%	0.96%	1.09%	1.47%	0.77%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

60

The Hartford Disciplined Equity Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.20	$12.25	$10.76	$9.64	$15.43
Investment Operations:
Net investment income (loss)	0.15	0.13	0.14	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.80	0.85	1.64	1.09	(5.81)
Total from investment operations	1.95	0.98	1.78	1.24	(5.69)
Distributions:
Net investment income	(0.10)	(0.03)	(0.29)	(0.12)	(0.10)
Total distributions	(0.10)	(0.03)	(0.29)	(0.12)	(0.10)
Net asset value, end of period	$15.05	$13.20	$12.25	$10.76	$9.64
Total Return(b)	14.90%	8.03%	16.63%	13.13%	(37.09)%
Net assets at end of period (in thousands)	$1,594	$72,307	$45,376	$62,100	$67,966
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.86%	0.85%	0.86%	0.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.85%	0.85%	0.86%	0.89%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.85%	0.85%	0.85%	0.86%	0.89%
Ratio of net investment income to average net assets	1.04%	0.98%	1.21%	1.57%	0.88%
Portfolio turnover rate(d)	46%	56%	41%	59%	69%

61

The Hartford Disciplined Equity Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.35%
B	2.10%
C	2.09%
R3	1.50%
R4	1.20%
R5	0.90%
Y	0.84%

62

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

63

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DE14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Prospectus

March 1, 2014

Class	Ticker
A	HDVAX
B	HDVBX
C	HDVCX
I	HDVIX
R3	HDVRX
R4	HDVSX
R5	HDVTX
Y	HDVYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.45% (Class A), 2.20% (Class B), 2.20% (Class C), 1.20% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing primarily in foreign equity securities.  The Fund will seek to outperform

5

the MSCI All Country World ex USA Index, which is currently comprised of [forty-four] countries.  The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in companies of any market capitalization, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select equity securities on the basis of potential for capital appreciation.

The Fund employs a multiple sleeve structure, which means the Fund has several components that are managed separately in different styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research.  The sub-adviser is responsible for allocating assets among the broad strategies and making decisions as to which portfolio management approaches are incorporated into each broad strategy. The Fund seeks to achieve its objective by combining these different strategies into a single fund.  The Fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies.  Each approach is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

6

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

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Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

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AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
	1 Year		5 Years		(since 06/30/08)
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World ex US Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund has employed a multiple portfolio manager structure since its inception in 2008.  The portfolio managers with the most significant responsibilities are set forth below:

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Portfolio Manager	Title	Involved with Fund Since
Kent M. Stahl, CFA	Senior Vice President and Director, Investments and Risk Management	2010
Jean-Marc Berteaux	Senior Vice President and Equity Portfolio Manager	2008
Gregg R. Thomas, CFA	Vice President and Director, Risk Management	2013
James H. Shakin, CFA	Senior Vice President and Equity Portfolio Manager	2010
Tara Connolly Stilwell, CFA	Vice President and Equity Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing primarily in foreign equity securities.  The Fund will seek to outperform the MSCI All Country World ex USA Index, which is currently comprised of [forty-four] countries.  The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in companies of any market capitalization, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select equity securities on the basis of potential for capital appreciation.

The Fund employs a multiple sleeve structure, which means the Fund has several components that are managed separately in different styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research.  The sub-adviser is responsible for allocating assets among the broad strategies and making decisions as to which portfolio management approaches are incorporated into each broad strategy. The Fund seeks to achieve its objective by combining these different strategies into a single fund.  The Fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies.  Each approach is managed according to a distinct investment process to identify securities for purchase or sale.  Together the strategies represent a wide range of investment philosophies, companies, industries, and market capitalizations.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

Wellington Management chooses the equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of

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fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment

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strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

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Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the

17

“1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not

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described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund has employed a multiple portfolio manager structure since its inception in 2008.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl and Gregg R. Thomas select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Portfolio managers are selected and allocations made using both qualitative and quantitative factors. Quantitative considerations include the use of proprietary and third-party risk models to assess exposures, including those

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to risk factors, market cap, and style.  The selection and allocation process is ongoing with monitoring and formal reviews conducted on a regular basis.  Qualitative inputs include the portfolio manager’s style, conviction, and clarity of philosophy and process. Generally, a 3-5 year view is used when making allocation decisions for the portfolio; however, there are no specific requirements about how often an allocation or a manager is changed.  Changes may be made at any time based on market conditions and/or Fund performance. The portfolio management team currently includes Jean-Marc Berteaux, James H. Shakin, CFA and Tara Connolly Stilwell, CFA.  Each portfolio manager is responsible for managing the portion of the Fund allocated to him or her by Mr. Stahl (“Sub-Portfolio”).  The Sub-Portfolios are managed independently of each other and each portfolio manager has full discretion to manage its Sub-Portfolio.  Mr. Stahl and Mr. Thomas may change an allocation to a portfolio manager or may allocate to different portfolio managers at any time based on market conditions and/or Fund performance.

The Fund has employed a multiple portfolio manager structure since its inception in 2008.  The portfolio managers with the most significant responsibilities are set forth below.

Kent M. Stahl, CFA, Senior Vice President and Director of Investments and Risk Management of Wellington Management, has been involved in portfolio management for the Fund since 2010 and oversees the allocation of assets among the Fund’s broad strategies and corresponding portfolio manager approaches.  Mr. Stahl joined Wellington Management as an investment professional in 1998.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010.  Mr. Berteaux has been involved in securities analysis for the Fund since 2008. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Gregg R. Thomas, CFA, Vice President and Director of Risk Management of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2013.  Mr. Thomas joined Wellington Management in 2002 and has been an investment professional since 2004.

James H. Shakin, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in securities analysis for the Fund since 2010.  Mr. Shakin joined Wellington Management as an investment professional in 1986.

Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2013.  Ms. Stilwell joined Wellington Management as an investment professional in 2008.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-

21

adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $4.5 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

33

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

40

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

47

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

49

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

53

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.98	$8.46	$7.35	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.07	0.05	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.29	(0.48)	1.14	1.43	(4.13)
Total from investment operations	0.39	(0.41)	1.19	1.49	(4.12)
Distributions:
Net investment income	(0.06)	(0.07)	(0.08)	(0.02)	—
Total distributions	(0.06)	(0.07)	(0.08)	(0.02)	—
Net asset value, end of period	$8.31	$7.98	$8.46	$7.35	$5.88
Total Return(c)	4.94%	(4.87)%	16.31%	25.40%	(41.20	)%(d)
Net assets at end of period (in thousands)	$8,397	$8,137	$8,005	$8,740	$2,528
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.11%	2.01%	2.29%	3.10%	2.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.44%	1.41%	1.58%	1.65%	1.57	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.44%	1.41%	1.58%	1.65%	1.57	%(f)
Ratio of net investment income to average net assets	1.26%	0.84%	0.58%	0.99%	0.26	%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.92	$8.39	$7.31	$5.87	$10.00
Investment Operations:
Net investment income (loss)	0.04	0.01	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.29	(0.47)	1.13	1.42	(4.12)
Total from investment operations	0.33	(0.46)	1.12	1.44	(4.13)
Distributions:
Net investment income	—	(0.01)	(0.04)	—	—
Total distributions	—	(0.01)	(0.04)	—	—
Net asset value, end of period	$8.25	$7.92	$8.39	$7.31	$5.87
Total Return(c)	4.17%	(5.47)%	15.36%	24.53%	(41.30	)%(d)
Net assets at end of period (in thousands)	$1,111	$1,141	$1,177	$989	$591
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.80%	2.72%	3.01%	3.80%	2.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.13%	2.12%	2.32%	2.40%	2.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.13%	2.12%	2.32%	2.40%	2.31	%(f)
Ratio of net investment income to average net assets	0.57%	0.14%	(0.18)%	0.34%	(0.48	)%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.90	$8.39	$7.31	$5.87	$10.00
Investment Operations:
Net investment income (loss)	0.04	0.01	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.29	(0.48)	1.13	1.42	(4.12)
Total from investment operations	0.33	(0.47)	1.12	1.44	(4.13)
Distributions:
Net investment income	—	(0.02)	(0.04)	—	—
Total distributions	—	(0.02)	(0.04)	—	—
Net asset value, end of period	$8.23	$7.90	$8.39	$7.31	$5.87
Total Return(c)	4.18%	(5.67)%	15.43%	24.53%	(41.30	)%(d)
Net assets at end of period (in thousands)	$1,753	$1,513	$1,452	$1,127	$611
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.83%	2.75%	3.05%	3.80%	2.75	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.16%	2.15%	2.33%	2.40%	2.32	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.16%	2.15%	2.33%	2.40%	2.32	%(f)
Ratio of net investment income to average net assets	0.53%	0.13%	(0.20)%	0.36%	(0.49	)%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.03	$8.50	$7.38	$5.89	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.11	0.07	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.29	(0.48)	1.15	1.41	(4.12)
Total from investment operations	0.42	(0.37)	1.22	1.51	(4.11)
Distributions:
Net investment income	(0.09)	(0.10)	(0.10)	(0.02)	—
Total distributions	(0.09)	(0.10)	(0.10)	(0.02)	—
Net asset value, end of period	$8.36	$8.03	$8.50	$7.38	$5.89
Total Return(c)	5.39%	(4.43)%	16.69%	25.84%	(41.10	)%(d)
Net assets at end of period (in thousands)	$1,119	$941	$880	$755	$589
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.69%	1.61%	1.90%	2.70%	1.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.02%	1.01%	1.21%	1.30%	1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.02%	1.01%	1.21%	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	1.67%	1.26%	0.90%	1.55%	0.53	%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.98	$8.46	$7.35	$5.87	$10.00
Investment Operations:
Net investment income (loss)	0.08	0.05	0.02	0.06	—
Net realized and unrealized gain (loss) on investments	0.29	(0.48)	1.15	1.42	(4.13)
Total from investment operations	0.37	(0.43)	1.17	1.48	(4.13)
Distributions:
Net investment income	(0.04)	(0.05)	(0.06)	—	—
Total distributions	(0.04)	(0.05)	(0.06)	—	—
Net asset value, end of period	$8.31	$7.98	$8.46	$7.35	$5.87
Total Return(c)	4.68%	(5.10)%	16.02%	25.26%	(41.30	)%(d)
Net assets at end of period (in thousands)	$963	$890	$906	$735	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.39%	2.31%	2.59%	3.39%	2.44	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.65%	1.65%	1.81%	1.90%	1.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.65%	1.65%	1.81%	1.90%	1.90	%(f)
Ratio of net investment income to average net assets	1.05%	0.60%	0.30%	0.96%	(0.07	)%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.03	$8.49	$7.37	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.10	0.06	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.28	(0.47)	1.15	1.42	(4.13)
Total from investment operations	0.41	(0.37)	1.21	1.51	(4.12)
Distributions:
Net investment income	(0.09)	(0.09)	(0.09)	(0.02)	—
Total distributions	(0.09)	(0.09)	(0.09)	(0.02)	—
Net asset value, end of period	$8.35	$8.03	$8.49	$7.37	$5.88
Total Return(c)	5.23%	(4.40)%	16.61%	25.81%	(41.20	)%(d)
Net assets at end of period (in thousands)	$868	$824	$863	$740	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.77%	1.70%	1.99%	2.80%	1.84	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.05%	1.05%	1.28%	1.40%	1.40	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.05%	1.05%	1.28%	1.40%	1.40	%(f)
Ratio of net investment income to average net assets	1.64%	1.21%	0.83%	1.46%	0.43	%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

63

Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.00	$8.48	$7.36	$5.88	$10.00
Investment Operations:
Net investment income (loss)	0.11	0.08	0.04	0.07	—
Net realized and unrealized gain (loss) on investments	0.28	(0.49)	1.16	1.42	(4.12)
Total from investment operations	0.39	(0.41)	1.20	1.49	(4.12)
Distributions:
Net investment income	(0.06)	(0.07)	(0.08)	(0.01)	—
Total distributions	(0.06)	(0.07)	(0.08)	(0.01)	—
Net asset value, end of period	$8.33	$8.00	$8.48	$7.36	$5.88
Total Return(c)	5.02%	(4.87)%	16.38%	25.43%	(41.20	)%(d)
Net assets at end of period (in thousands)	$924	$859	$877	$745	$588
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.08%	2.01%	2.29%	3.09%	2.14	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.35%	1.35%	1.55%	1.65%	1.65	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.35%	1.35%	1.55%	1.65%	1.65	%(f)
Ratio of net investment income to average net assets	1.34%	0.91%	0.57%	1.20%	0.18	%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

64

Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.03	$8.50	$7.38	$5.89	$10.00
Investment Operations:
Net investment income (loss)	0.14	0.11	0.07	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.28	(0.48)	1.15	1.42	(4.12)
Total from investment operations	0.42	(0.37)	1.22	1.52	(4.11)
Distributions:
Net investment income	(0.09)	(0.10)	(0.10)	(0.03)	—
Total distributions	(0.09)	(0.10)	(0.10)	(0.03)	—
Net asset value, end of period	$8.36	$8.03	$8.50	$7.38	$5.89
Total Return(c)	5.42%	(4.44)%	16.69%	25.86%	(41.10	)%(d)
Net assets at end of period (in thousands)	$8,708	$8,264	$8,650	$7,408	$5,886
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.67%	1.60%	1.89%	2.70%	1.74	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.00%	1.00%	1.20%	1.30%	1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.00%	1.00%	1.20%	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	1.69%	1.26%	0.92%	1.55%	0.52	%(f)
Portfolio turnover rate(g)	85%	89%	155%	161%	67%

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Hartford International Capital Appreciation Fund (formerly The Hartford Diversified International Fund)

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Commenced operations on June 30, 2008.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Not annualized.

(e)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(f)           Annualized.

(g)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.44%
B	2.13%
C	2.16%
I	1.02%
R3	1.65%
R4	1.35%
R5	1.05%
Y	1.00%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DI14
March 1, 2014

Preliminary Prospectus dated [        ], 2013
Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Dividend and Growth Fund

Prospectus

March 1, 2014

Class	Ticker
A	IHGIX
B	ITDGX
C	HDGCX
I	HDGIX
R3	HDGRX
R4	HDGSX
R5	HDGTX
Y	HDGYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD DIVIDEND AND GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [     ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [     ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

4

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 1.00% (Class I), 1.35% (Class R3), 1.05% (Class R4) and 0.75% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s

5

performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”).  The Fund’s portfolio is broadly diversified by company and industry.  Under normal market and economic conditions, at least 65% of the Fund’s net assets are invested in dividend paying equity securities.  The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value

6

of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       [     ]% ([     ] quarter, [    ])   Lowest [     ]% ([     ]  quarter,[     ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA	Senior Vice President and Equity Portfolio Manager	2000

Donald J. Kilbride	Senior Vice President and Equity Portfolio Manager	2002

Matthew G. Baker	Senior Vice President and Equity Portfolio Manager	2004

8

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY.  The Fund invests primarily in a portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”).  The Fund’s portfolio is broadly diversified by company and industry.  Under normal market and economic conditions, at least 65% of the Fund’s net assets are invested in dividend paying equity securities.  The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments.  The Fund also favors securities that appear to be undervalued in the marketplace.

As of December 31, 2013, the market capitalization of companies within the S&P 500 Index ranged from approximately $[     ] billion to $[     ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies

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in which the Fund invests and the capital resources available for such payments at such companies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some

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countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by

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the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

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that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain

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Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose

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its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[      ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[      ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001 and has been involved in securities analysis for the Fund since 2000. Mr. Bousa joined Wellington Management as an investment professional in 2000.

Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010

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and has been involved in securities analysis for the Fund since 2002. Mr. Kilbride joined Wellington Management as an investment professional in 2002.

Matthew G. Baker, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.590% of the next $5 billion, and 0.585% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [     ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the

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Fund’s investment manager through December 31, 2012, an effective management fee equal to [     ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the

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Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

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·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
		“How Sales Charges are Calculated”
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.

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Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

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YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings

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plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to

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purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed

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investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling

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shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must

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be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I – As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary

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for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT

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transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

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·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally

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traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

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·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount

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that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent

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trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

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Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you,

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because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may

44

compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial

46

consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses,

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including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

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Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [     ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[      ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

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·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing

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Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[     ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt

51

Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

52

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from

53

redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be

54

received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

55

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

56

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

57

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

58

The Hartford Dividend and Growth Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.61	$17.93	$16.03	$14.56		$23.12
Investment Operations:
Net investment income (loss)	0.34	0.27	0.25	0.26		0.31
Net realized and unrealized gain (loss) on investments	2.26	0.67	1.90	1.47		(7.32)
Total from investment operations	2.60	0.94	2.15	1.73		(7.01)
Distributions:
Net investment income	(0.34)	(0.26)	(0.25)	(0.26)		(0.31)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.34)	(0.26)	(0.25)	(0.26)		(1.55)
Net asset value, end of period	$20.87	$18.61	$17.93	$16.03		$14.56
Total Return(b)	14.07%	5.22%	13.46%	12.17%		(32.24)%
Net assets at end of period (in thousands)	$2,942,844	$2,791,444	$2,850,636	$2,635,571		$2,214,358
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.08%	1.08%	1.11%	1.17%		1.09%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.08%	1.08%	1.11%	1.17%		1.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.08%	1.08%	1.11%	1.17%		1.09%
Ratio of net investment income to average net assets	1.69%	1.42%	1.46%	1.88%		1.62%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

59

The Hartford Dividend and Growth Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.32	$17.64	$15.76	$14.32		$22.76
Investment Operations:
Net investment income (loss)	0.17	0.10	0.11	0.14		0.14
Net realized and unrealized gain (loss) on investments	2.21	0.66	1.86	1.44		(7.21)
Total from investment operations	2.38	0.76	1.97	1.58		(7.07)
Distributions:
Net investment income	(0.16)	(0.08)	(0.09)	(0.14)		(0.13)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.16)	(0.08)	(0.09)	(0.14)		(1.37)
Net asset value, end of period	$20.54	$18.32	$17.64	$15.76		$14.32
Total Return(b)	13.03%	4.32%	12.54%	11.22%		(32.85)%
Net assets at end of period (in thousands)	$108,710	$137,071	$182,506	$236,026		$222,732
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.02%	2.01%	2.02%	2.14%		1.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.95%	1.96%	1.97%	1.99%		1.97%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.95%	1.96%	1.97%	1.99%		1.97%
Ratio of net investment income to average net assets	0.84%	0.55%	0.63%	1.10%		0.73%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

60

The Hartford Dividend and Growth Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.25	$17.58	$15.72	$14.28		$22.72
Investment Operations:
Net investment income (loss)	0.18	0.13	0.12	0.15		0.17
Net realized and unrealized gain (loss) on investments	2.22	0.66	1.86	1.45		(7.21)
Total from investment operations	2.40	0.79	1.98	1.60		(7.04)
Distributions:
Net investment income	(0.20)	(0.12)	(0.12)	(0.16)		(0.16)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.20)	(0.12)	(0.12)	(0.16)		(1.40)
Net asset value, end of period	$20.45	$18.25	$17.58	$15.72		$14.28
Total Return(b)	13.20%	4.49%	12.65%	11.37%		(32.80)%
Net assets at end of period (in thousands)	$340,069	$309,846	$314,729	$286,465		$221,895
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.82%	1.83%	1.85%	1.92%		1.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.82%	1.83%	1.85%	1.92%		1.83%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.82%	1.83%	1.85%	1.92%		1.83%
Ratio of net investment income to average net assets	0.94%	0.68%	0.71%	1.13%		0.87%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

61

The Hartford Dividend and Growth Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.56	$17.87	$15.98	$14.52		$23.07
Investment Operations:
Net investment income (loss)	0.40	0.32	0.29	0.33		0.34
Net realized and unrealized gain (loss) on investments	2.23	0.68	1.90	1.44		(7.27)
Total from investment operations	2.63	1.00	2.19	1.77		(6.93)
Distributions:
Net investment income	(0.39)	(0.31)	(0.30)	(0.31)		(0.38)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.39)	(0.31)	(0.30)	(0.31)		(1.62)
Net asset value, end of period	$20.80	$18.56	$17.87	$15.98		$14.52
Total Return(b)	14.30%	5.60%	13.78%	12.52%		(32.02)%
Net assets at end of period (in thousands)	$1,341,707	$1,428,333	$1,129,059	$658,690		$167,989
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.80%	0.82%	0.85%		0.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.80%	0.82%	0.85%		0.82%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.81%	0.80%	0.82%	0.85%		0.82%
Ratio of net investment income to average net assets	1.96%	1.69%	1.71%	1.96%		1.77%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

62

The Hartford Dividend and Growth Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.76	$18.08	$16.18	$14.71		$23.37
Investment Operations:
Net investment income (loss)	0.28	0.22	0.19	0.25		0.23
Net realized and unrealized gain (loss) on investments	2.29	0.67	1.93	1.46		(7.40)
Total from investment operations	2.57	0.89	2.12	1.71		(7.17)
Distributions:
Net investment income	(0.29)	(0.21)	(0.22)	(0.24)		(0.25)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.29)	(0.21)	(0.22)	(0.24)		(1.49)
Net asset value, end of period	$21.04	$18.76	$18.08	$16.18		$14.71
Total Return(b)	13.77%	4.94%	13.15%	11.84%		(32.53)%
Net assets at end of period (in thousands)	$72,926	$57,684	$33,933	$5,171		$455
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.36%	1.37%	1.39%	1.47%		1.58%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.38%	1.47%		1.50%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.38%	1.47%		1.50%
Ratio of net investment income to average net assets	1.40%	1.14%	1.06%	1.26%		1.16%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

63

The Hartford Dividend and Growth Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.84	$18.14	$16.22	$14.73		$23.39
Investment Operations:
Net investment income (loss)	0.34	0.28	0.25	0.28		0.32
Net realized and unrealized gain (loss) on investments	2.29	0.69	1.93	1.48		(7.42)
Total from investment operations	2.63	0.97	2.18	1.76		(7.10)
Distributions:
Net investment income	(0.35)	(0.27)	(0.26)	(0.27)		(0.32)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.35)	(0.27)	(0.26)	(0.27)		(1.56)
Net asset value, end of period	$21.12	$18.84	$18.14	$16.22		$14.73
Total Return(b)	14.04%	5.32%	13.51%	12.27%		(32.25)%
Net assets at end of period (in thousands)	$122,160	$79,535	$57,684	$19,372		$8,410
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.06%	1.07%	1.09%		1.09%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.05%	1.06%	1.09%		1.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.05%	1.06%	1.09%		1.09%
Ratio of net investment income to average net assets	1.68%	1.43%	1.46%	1.85%		1.63%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

64

The Hartford Dividend and Growth Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.88	$18.18	$16.24	$14.75		$23.41
Investment Operations:
Net investment income (loss)	0.39	0.34	0.29	0.33		0.35
Net realized and unrealized gain (loss) on investments	2.30	0.68	1.96	1.47		(7.40)
Total from investment operations	2.69	1.02	2.25	1.80		(7.05)
Distributions:
Net investment income	(0.40)	(0.32)	(0.31)	(0.31)		(0.37)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.40)	(0.32)	(0.31)	(0.31)		(1.61)
Net asset value, end of period	$21.17	$18.88	$18.18	$16.24		$14.75
Total Return(b)	14.39%	5.62%	13.93%	12.55%		(32.06)%
Net assets at end of period (in thousands)	$142,940	$101,281	$65,379	$1,947		$310
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.76%	0.78%	0.80%		0.80%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.75%	0.78%	0.80%		0.80%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.75%	0.75%	0.78%	0.80%		0.80%
Ratio of net investment income to average net assets	1.99%	1.75%	0.81%	2.07%		1.94%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

65

The Hartford Dividend and Growth Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010	2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.88	$18.18	$16.25	$14.75		$23.41
Investment Operations:
Net investment income (loss)	0.41	0.36	0.32	0.35		0.37
Net realized and unrealized gain (loss) on investments	2.31	0.68	1.93	1.48		(7.40)
Total from investment operations	2.72	1.04	2.25	1.83		(7.03)
Distributions:
Net investment income	(0.42)	(0.34)	(0.32)	(0.33)		(0.39)
Net realized gain on investments	—	—	—	—		(1.24)
Total distributions	(0.42)	(0.34)	(0.32)	(0.33)		(1.63)
Net asset value, end of period	$21.18	$18.88	$18.18	$16.25		$14.75
Total Return(b)	14.55%	5.71%	13.96%	12.73%		(31.99)%
Net assets at end of period (in thousands)	$1,556,898	$1,111,199	$1,018,263	$746,004		$494,110
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.65%	0.66%	0.67%	0.69%		0.69%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.65%	0.66%	0.67%	0.69%		0.69%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.65%	0.66%	0.67%	0.69%		0.69%
Ratio of net investment income to average net assets	2.08%	1.84%	1.88%	2.30%		2.01%
Portfolio turnover rate(d)	28%	30%	33%	33	%(e)	36%

66

The Hartford Dividend and Growth Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(d)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)          During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009.  These sales are excluded from the portfolio turnover rate calculation.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.07%
B	1.95%
C	1.82%
I	0.81%
R3	1.35%
R4	1.05%
R5	0.75%
Y	0.65%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

68

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-DG14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Emerging Markets Local Debt Fund

Prospectus

March 1, 2014

Class	Ticker
A	HLDAX
C	HLDCX
I	HLDIX
R3	HLDRX
R4	HLDSX
R5	HLDTX
Y	HLDYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC  (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  [1.35%] (Class A), [2.10%] (Class C), [1.10%] (Class I), [1.65%] (Class R3), [1.35%] (Class R4), [1.05%] (Class R5) and [1.00%] (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net

4

assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015] and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund will normally invest at least 80% of its net assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities.  Local currencies are the currencies of the markets where the Fund’s investments are located.  The Fund will invest primarily in these non-U.S. dollar currencies.  The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets.  The Fund may invest in debt issued by sovereign, quasi-sovereign

5

agency, supranational, and sub-national government issuers; mortgage- and asset-backed securities; corporate debt securities and loan participation securities; credit- and index-linked derivatives; as well as other debt securities, both fixed- and floating-rate.  The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment goal.  The Fund may trade securities actively and may invest in debt securities of any maturity.  The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

6

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from

7

foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Active Trading Risk - Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

8

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   [    ]%  ([    ] quarter, [    ])   Lowest  [    ]%  ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/31/11)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

James W. Valone, CFA	Senior Vice President and Fixed Income Portfolio Manager	2011

Tieu-Bich Nguyen, CFA	Senior Vice President and Fixed Income Credit Analyst	2011

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on

10

the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The Fund will normally invest at least 80% of its net assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities.  Local currencies are the currencies of the markets where the Fund’s investments are located.  The Fund will invest primarily in these non-U.S. dollar currencies.  The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets.  The Fund may invest in debt issued by sovereign, quasi-sovereign agency, supranational, and sub-national government issuers; mortgage- and asset-backed securities; corporate debt securities and loan participation securities; credit- and index-linked derivatives; as well as other debt securities, both fixed- and floating-rate.  The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment goal.  The Fund may trade securities actively and may invest in debt securities of any maturity.  The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom up fundamental credit, interest rate, and currency research to identify the most attractive investment opportunities in the emerging local debt and currency markets.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

12

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they

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tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by

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the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may

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not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the

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junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

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Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Inflation-Protected Securities Risk - The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation-protected debt security. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) is relatively new and may be less developed or liquid, and more volatile, than certain other securities markets.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including

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individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Zero Coupon Securities Risk - While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the

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applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

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Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

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Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

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wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

James W. Valone, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2011.  Mr. Valone joined Wellington Management as an investment professional in 1999.

Tieu-Bich Nguyen, CFA, Senior Vice President and Fixed Income Credit Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2011.  Ms. Nguyen joined Wellington Management as an investment professional in 1999.

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Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 1.00% of the first $250 million, 0.95% of the next $250 million, 0.90% of the next $4.5 billion, 0.8975% of the next $5 billion and 0.8950% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.  However, Class A shares are not generally available to retirement plans.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

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·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
		year of purchase.
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service

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fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule.  Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford.  For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note:

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(i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and

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their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

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(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $5,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

36

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $5,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

37

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.   Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

39

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

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factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

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days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

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not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

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Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

52

First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

53

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

54

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  However, because the Fund may invest a significant percentage of its assets in foreign holdings (which may be held in non-dollars), and may take positions in foreign currency derivatives, its distribution rate may vary, from month-to-month, more than a similar fund that does not have such foreign exposures.  In order to maintain a target rate of distribution, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, foreign holdings (including foreign currency derivatives) and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

55

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

56

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

57

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

58

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

59

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

60

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.24	$10.00
Investment Operations:
Net investment income (loss)	0.37	0.14
Net realized and unrealized gain (loss) on investments	0.71	(0.77)
Total from investment operations	1.08	(0.63)
Distributions:
Net investment income	(0.30)	(0.11)
Distributions from capital	—	(0.02)
Total distributions	(0.30)	(0.13)
Net asset value, end of period	$10.02	$9.24
Total Return(c)	11.96%	(6.37	)%(d)
Net assets at end of period (in thousands)	$20,430	$17,895
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.65%	1.66	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.24%	1.20	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.24%	1.20	%(e)
Ratio of net investment income to average net assets	3.96%	3.77	%(e)
Portfolio turnover rate(f)	99%	61%

61

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.24	$10.00
Investment Operations:
Net investment income (loss)	0.30	0.11
Net realized and unrealized gain (loss) on investments	0.70	(0.77)
Total from investment operations	1.00	(0.66)
Distributions:
Net investment income	(0.23)	(0.08)
Distributions from capital	—	(0.02)
Total distributions	(0.23)	(0.10)
Net asset value, end of period	$10.01	$9.24
Total Return(c)	11.03%	(6.64	)%(d)
Net assets at end of period (in thousands)	$3,846	$4,178
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.38%	2.40	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.97%	1.94	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.97%	1.94	%(e)
Ratio of net investment income to average net assets	3.22%	3.00	%(e)
Portfolio turnover rate(f)	99%	61%

62

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.23	$10.00
Investment Operations:
Net investment income (loss)	0.40	0.14
Net realized and unrealized gain (loss) on investments	0.71	(0.77)
Total from investment operations	1.11	(0.63)
Distributions:
Net investment income	(0.33)	(0.12)
Distributions from capital	—	(0.02)
Total distributions	(0.33)	(0.14)
Net asset value, end of period	$10.01	$9.23
Total Return(c)	12.28%	(6.37	)%(d)
Net assets at end of period (in thousands)	$23,655	$8,900
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.37%	1.52	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.96%	1.00	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.96%	1.00	%(e)
Ratio of net investment income to average net assets	4.27%	3.86	%(e)
Portfolio turnover rate(f)	99%	61%

63

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.24	$10.00
Investment Operations:
Net investment income (loss)	0.34	0.14
Net realized and unrealized gain (loss) on investments	0.70	(0.79)
Total from investment operations	1.04	(0.65)
Distributions:
Net investment income	(0.27)	(0.09)
Distributions from capital	—	(0.02)
Total distributions	(0.27)	(0.11)
Net asset value, end of period	$10.01	$9.24
Total Return(c)	11.48%	(6.50	)%(d)
Net assets at end of period (in thousands)	$2,112	$1,888
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.02%	2.05	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.55%	1.55	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.55%	1.55	%(e)
Ratio of net investment income to average net assets	3.65%	3.48	%(e)
Portfolio turnover rate(f)	99%	61%

64

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.24	$10.00
Investment Operations:
Net investment income (loss)	0.37	0.15
Net realized and unrealized gain (loss) on investments	0.70	(0.78)
Total from investment operations	1.07	(0.63)
Distributions:
Net investment income	(0.30)	(0.11)
Distributions from capital	—	(0.02)
Total distributions	(0.30)	(0.13)
Net asset value, end of period	$10.01	$9.24
Total Return(c)	11.81%	(6.39	)%(d)
Net assets at end of period (in thousands)	$2,094	$1,872
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.72%	1.75	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.25%	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.25%	1.25	%(e)
Ratio of net investment income to average net assets	3.95%	3.78	%(e)
Portfolio turnover rate(f)	99%	61%

65

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.24	$10.00
Investment Operations:
Net investment income (loss)	0.40	0.16
Net realized and unrealized gain (loss) on investments	0.70	(0.78)
Total from investment operations	1.10	(0.62)
Distributions:
Net investment income	(0.33)	(0.12)
Distributions from capital	—	(0.02)
Total distributions	(0.33)	(0.14)
Net asset value, end of period	$10.01	$9.24
Total Return(c)	12.15%	(6.28	)%(d)
Net assets at end of period (in thousands)	$2,103	$1,874
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.42%	1.45	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.95%	0.95	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.95%	0.95	%(e)
Ratio of net investment income to average net assets	4.25%	4.08	%(e)
Portfolio turnover rate(f)	99%	61%

66

The Hartford Emerging Markets Local Debt Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$10.00
Investment Operations:
Net investment income (loss)	0.41	0.15
Net realized and unrealized gain (loss) on investments	0.69	(0.80)
Total from investment operations	1.10	(0.65)
Distributions:
Net investment income	(0.33)	(0.12)
Distributions from capital	—	(0.02)
Total distributions	(0.33)	(0.14)
Net asset value, end of period	$9.98	$9.21
Total Return(c)	12.25%	(6.56	)%(d)
Net assets at end of period (in thousands)	$75,221	$13,397
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.31%	1.36	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.90%	0.90	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.90%	0.90	%(e)
Ratio of net investment income to average net assets	4.37%	4.13	%(e)
Portfolio turnover rate(f)	99%	61%

67

The Hartford Emerging Markets Local Debt Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Commenced operations on May 31, 2011.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

69

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-EMLD14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Emerging Markets Research Fund

Prospectus

March 1, 2014

Class	Ticker
A	HERAX
C	HERCX
I	HERIX
R3	HERRX
R4	HERSX
R5	HERTX
Y	HERYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD EMERGING MARKETS RESEARCH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: [1.75%] (Class A), [2.50%] (Class C), [1.50%] (Class I), [1.95%] (Class R3), [1.65%] (Class R4), [1.35%] (Class R5) and [1.30%] (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually

4

agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y$	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging markets.  The Fund’s diversified portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain

5

representation in each major industry represented in the MSCI Emerging Markets Index, although the extent of that representation may vary.  As a result of this structure the Fund will typically be broadly diversified across industries and investment style.  The Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  The Fund may invest in opportunities across the market capitalization spectrum.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in

6

Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                 Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, 20[    ])   Lowest  [    ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/31/11)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
MSCI Emerging Markets Index	[ ]	%	[ ]	%
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

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MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Cheryl M. Duckworth, CFA	Managing Director and Associate Director of Global Industry Research	2011

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging markets.  The Fund’s diversified portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain representation in each major industry represented in the MSCI Emerging Markets Index, although the extent of that representation may vary.  As a result of this structure the Fund will typically be broadly diversified across industries and investment style.  The Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  The Fund may invest in opportunities across the market capitalization spectrum.  The Fund may trade securities actively.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to

10

value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available

11

information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

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Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a

13

reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not

14

exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

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·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Cheryl M. Duckworth, CFA, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the United States, supervises and coordinates a team of global industry analysts that manage the Fund and has served in this capacity for the Fund since its inception in 2011.  Ms. Duckworth joined Wellington Management as an investment professional in 1994.

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Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 1.20% of the first $250 million, 1.15% of the next $250 million, 1.10% of the next $500 million, 1.075% of the next $4 billion, 1.0725% of the next $5 billion and 1.0700% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5

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shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase.	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using

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standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from

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your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement

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plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

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dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

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(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)   to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

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retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

32

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

34

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

37

days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

42

provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

43

not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

44

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

45

First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

46

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

47

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

49

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

52

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Emerging Markets Research Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.22	$10.00
Net investment income (loss)	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.12	(1.77)
Total from investment operations	0.21	(1.78)
Net asset value, end of period	$8.43	$8.22
Total Return(c)	2.59%	(17.80	)%(d)
Net assets at end of period (in thousands)	$8,104	$5,931
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.05%	1.97	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.58%	1.48	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.58%	1.47	%(f)
Ratio of net investment income to average net assets	1.09%	(0.19	)%(f)
Portfolio turnover rate(g)	128%	39%

54

The Hartford Emerging Markets Research Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.20	$10.00
Net investment income (loss)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.12	(1.77)
Total from investment operations	0.14	(1.80)
Net asset value, end of period	$8.34	$8.20
Total Return(c)	1.71%	(18.00	)%(d)
Net assets at end of period (in thousands)	$2,102	$1,909
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.78%	2.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.31%	2.22	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.31%	2.20	%(f)
Ratio of net investment income to average net assets	0.30%	(0.93	)%(f)
Portfolio turnover rate(g)	128%	39%

55

The Hartford Emerging Markets Research Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.23	$10.00
Investment Operations:
Net investment income (loss)	0.11	—
Net realized and unrealized gain (loss) on investments	0.13	(1.77)
Total from investment operations	0.24	(1.77)
Distributions:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$8.45	$8.23
Total Return(c)	2.88%	(17.70	)%(d)
Net assets at end of period (in thousands)	$1,975	$1,708
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.73%	1.69	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.26%	1.20	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.26%	1.19	%(f)
Ratio of net investment income to average net assets	1.37%	0.06	%(f)
Portfolio turnover rate(g)	128%	39%

56

The Hartford Emerging Markets Research Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.21	$10.00
Net investment income (loss)	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	0.12	(1.77)
Total from investment operations	0.18	(1.79)
Net asset value, end of period	$8.39	$8.21
Total Return(c)	2.19%	(17.90	)%(d)
Net assets at end of period (in thousands)	$1,747	$1,642
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.42%	2.38	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.85%	1.85	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.85%	1.83	%(f)
Ratio of net investment income to average net assets	0.75%	(0.59	)%(f)
Portfolio turnover rate(g)	128%	39%

57

The Hartford Emerging Markets Research Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.22	$10.00
Net investment income (loss)	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.12	(1.77)
Total from investment operations	0.21	(1.78)
Net asset value, end of period	$8.43	$8.22
Total Return(c)	2.55%	(17.80	)%(d)
Net assets at end of period (in thousands)	$1,686	$1,644
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.12%	2.08	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.55%	1.55	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.55%	1.53	%(f)
Ratio of net investment income to average net assets	1.05%	(0.29	)%(f)
Portfolio turnover rate(g)	128%	39%

58

The Hartford Emerging Markets Research Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.23	$10.00
Investment Operations:
Net investment income (loss)	0.11	—
Net realized and unrealized gain (loss) on investments	0.12	(1.77)
Total from investment operations	0.23	(1.77)
Distributions:
Net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value, end of period	$8.45	$8.23
Total Return(c)	2.85%	(17.70	)%(d)
Net assets at end of period (in thousands)	$1,693	$1,646
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.82%	1.78	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.25%	1.25	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.25%	1.23	%(f)
Ratio of net investment income to average net assets	1.35%	—	%(f)
Portfolio turnover rate(g)	128%	39%

59

The Hartford Emerging Markets Research Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.23	$10.00
Investment Operations:
Net investment income (loss)	0.16	—
Net realized and unrealized gain (loss) on investments	0.09	(1.77)
Total from investment operations	0.25	(1.77)
Distributions:
Net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value, end of period	$8.46	$8.23
Total Return(c)	3.01%	(17.70	)%(d)
Net assets at end of period (in thousands)	$170,292	$7,409
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.38%	1.69	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.91%	1.20	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.91%	1.19	%(f)
Ratio of net investment income to average net assets	1.97%	0.05	%(f)
Portfolio turnover rate(g)	128%	39%

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The Hartford Emerging Markets Research Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Commenced operations on May 31, 2011.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Not annualized.

(e)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(f)           Annualized.

(g)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.58%
C	2.31%
I	1.26%
R3	1.85%
R4	1.55%
R5	1.25%
Y	0.91%

61

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

62

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-EMR14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Equity Income Fund

Prospectus

March 1, 2014

Class	Ticker
A	HQIAX
B	HQIBX
C	HQICX
I	HQIIX
R3	HQIRX
R4	HQISX
R5	HQITX
Y	HQIYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD EQUITY INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter

4

unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in equity securities.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that offer above average yields, below average valuations and the potential for dividend increases in the future.  The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion.  At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within

5

the next 12 months.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

6

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter,[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2003
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2003
Ian R. Link, CFA	Director and Equity Portfolio Manager	2006

8

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in equity securities.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that offer above average yields, below average valuations and the potential for dividend increases in the future.  The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion.  At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.

The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  The Fund uses a contrarian approach focused on longer term economic fundamentals.  The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals.  Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions.  Portfolio construction is driven primarily by security selection.  Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided

10

by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies

11

and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more

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developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in

13

these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an

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active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the

15

more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their

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risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003.  Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003.  Ms. Grimes joined Wellington Management as an investment professional in 1995.

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Ian R. Link, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2006.  Mr. Link joined Wellington Management as an investment professional in 2006.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $250 million, 0.700% of the next $250 million, 0.650% of the next $500 million, 0.600% of the next $1.5 billion, 0.590% of the next $2.5 billion, and 0.5875% in excess of $5 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as

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well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

36

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

45

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that

50

such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund

51

shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

52

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

55

The Hartford Equity Income Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.93	$11.99	$10.74	$10.35	$15.16
Investment Operations:
Net investment income (loss)	0.29	0.25	0.21	0.24	0.32
Net realized and unrealized gain (loss) on investments	1.89	0.93	1.24	0.41	(4.42)
Total from investment operations	2.18	1.18	1.45	0.65	(4.10)
Distributions:
Net investment income	(0.30)	(0.24)	(0.20)	(0.26)	(0.31)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.30)	(0.24)	(0.20)	(0.26)	(0.71)
Net asset value, end of period	$14.81	$12.93	$11.99	$10.74	$10.35
Total Return(b)	17.00%	9.87%	13.63%	6.62%	(28.08)%
Net assets at end of period (in thousands)	$1,195,106	$826,555	$716,700	$639,106	$563,703
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.17%	1.20%	1.26%	1.19%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.17%	1.20%	1.25%	1.14%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.11%	1.17%	1.20%	1.25%	1.14%
Ratio of net investment income to average net assets	2.12%	1.93%	1.86%	2.51%	2.49%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

56

The Hartford Equity Income Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.91	$11.97	$10.72	$10.33	$15.12
Investment Operations:
Net investment income (loss)	0.18	0.14	0.13	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.86	0.93	1.23	0.40	(4.41)
Total from investment operations	2.04	1.07	1.36	0.58	(4.20)
Distributions:
Net investment income	(0.17)	(0.13)	(0.11)	(0.19)	(0.19)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.17)	(0.13)	(0.11)	(0.19)	(0.59)
Net asset value, end of period	$14.78	$12.91	$11.97	$10.72	$10.33
Total Return(b)	15.90%	8.94%	12.73%	5.91%	(28.67)%
Net assets at end of period (in thousands)	$27,731	$29,071	$31,038	$34,086	$32,097
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.00%	2.05%	2.08%	2.19%	2.06%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.00%	2.00%	2.00%	1.92%	2.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.00%	2.00%	2.00%	1.92%	2.00%
Ratio of net investment income to average net assets	1.27%	1.11%	1.07%	1.86%	1.63%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

57

The Hartford Equity Income Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.91	$11.97	$10.73	$10.34	$15.14
Investment Operations:
Net investment income (loss)	0.19	0.15	0.13	0.17	0.23
Net realized and unrealized gain (loss) on investments	1.88	0.94	1.23	0.41	(4.42)
Total from investment operations	2.07	1.09	1.36	0.58	(4.19)
Distributions:
Net investment income	(0.21)	(0.15)	(0.12)	(0.19)	(0.21)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.21)	(0.15)	(0.12)	(0.19)	(0.61)
Net asset value, end of period	$14.77	$12.91	$11.97	$10.73	$10.34
Total Return(b)	16.13%	9.13%	12.75%	5.85%	(28.61)%
Net assets at end of period (in thousands)	$160,153	$78,710	$57,416	$47,708	$43,493
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.84%	1.89%	1.92%	1.98%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.84%	1.89%	1.92%	1.98%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.84%	1.89%	1.92%	1.98%	1.87%
Ratio of net investment income to average net assets	1.35%	1.20%	1.13%	1.79%	1.76%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

58

The Hartford Equity Income Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.89	$11.95	$10.72	$10.33	$15.12
Investment Operations:
Net investment income (loss)	0.31	0.28	0.23	0.22	0.35
Net realized and unrealized gain (loss) on investments	1.89	0.94	1.23	0.46	(4.39)
Total from investment operations	2.20	1.22	1.46	0.68	(4.04)
Distributions:
Net investment income	(0.34)	(0.28)	(0.23)	(0.29)	(0.35)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.34)	(0.28)	(0.23)	(0.29)	(0.75)
Net asset value, end of period	$14.75	$12.89	$11.95	$10.72	$10.33
Total Return(b)	17.25%	10.24%	13.76%	6.98%	(27.80)%
Net assets at end of period (in thousands)	$244,794	$52,965	$16,462	$5,946	$1,449
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.88%	0.93%	0.96%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.81%	0.88%	0.93%	0.96%	0.85%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.81%	0.88%	0.93%	0.96%	0.85%
Ratio of net investment income to average net assets	2.31%	2.21%	2.06%	2.28%	2.80%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

59

The Hartford Equity Income Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.96	$12.03	$10.78	$10.39	$15.21
Investment Operations:
Net investment income (loss)	0.24	0.20	0.15	0.15	0.27
Net realized and unrealized gain (loss) on investments	1.90	0.94	1.27	0.47	(4.41)
Total from investment operations	2.14	1.14	1.42	0.62	(4.14)
Distributions:
Net investment income	(0.27)	(0.21)	(0.17)	(0.23)	(0.28)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.27)	(0.21)	(0.17)	(0.23)	(0.68)
Net asset value, end of period	$14.83	$12.96	$12.03	$10.78	$10.39
Total Return(b)	16.63%	9.49%	13.28%	6.31%	(28.26)%
Net assets at end of period (in thousands)	$23,077	$6,694	$1,719	$506	$78
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.42%	1.50%	1.55%	1.63%	1.55%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.42%	1.50%	1.55%	1.60%	1.50%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.42%	1.50%	1.55%	1.60%	1.50%
Ratio of net investment income to average net assets	1.72%	1.57%	1.37%	1.62%	2.14%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

60

The Hartford Equity Income Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.97	$12.03	$10.78	$10.40	$15.22
Investment Operations:
Net investment income (loss)	0.28	0.25	0.21	0.18	0.32
Net realized and unrealized gain (loss) on investments	1.89	0.93	1.24	0.47	(4.43)
Total from investment operations	2.17	1.18	1.45	0.65	(4.11)
Distributions:
Net investment income	(0.30)	(0.24)	(0.20)	(0.27)	(0.31)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.30)	(0.24)	(0.20)	(0.27)	(0.71)
Net asset value, end of period	$14.84	$12.97	$12.03	$10.78	$10.40
Total Return(b)	16.90%	9.87%	13.59%	6.58%	(28.03)%
Net assets at end of period (in thousands)	$24,672	$5,651	$2,926	$1,456	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.18%	1.20%	1.21%	1.18%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.18%	1.20%	1.21%	1.13%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.11%	1.18%	1.20%	1.21%	1.13%
Ratio of net investment income to average net assets	2.01%	1.92%	1.80%	1.84%	2.50%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

61

The Hartford Equity Income Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.99	$12.05	$10.79	$10.40	$15.22
Investment Operations:
Net investment income (loss)	0.32	0.27	0.21	0.28	0.36
Net realized and unrealized gain (loss) on investments	1.91	0.95	1.29	0.40	(4.43)
Total from investment operations	2.23	1.22	1.50	0.68	(4.07)
Distributions:
Net investment income	(0.34)	(0.28)	(0.24)	(0.29)	(0.35)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.34)	(0.28)	(0.24)	(0.29)	(0.75)
Net asset value, end of period	$14.88	$12.99	$12.05	$10.79	$10.40
Total Return(b)	17.33%	10.16%	14.06%	6.96%	(27.82)%
Net assets at end of period (in thousands)	$8,931	$2,597	$694	$8	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.82%	0.88%	0.87%	0.89%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.82%	0.88%	0.87%	0.89%	0.85%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.82%	0.88%	0.87%	0.89%	0.85%
Ratio of net investment income to average net assets	2.48%	2.11%	1.70%	2.88%	2.78%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

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The Hartford Equity Income Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.01	$12.06	$10.81	$10.40	$15.23
Investment Operations:
Net investment income (loss)	0.55	0.29	0.26	0.29	0.39
Net realized and unrealized gain (loss) on investments	1.69	0.95	1.24	0.42	(4.46)
Total from investment operations	2.24	1.24	1.50	0.71	(4.07)
Distributions:
Net investment income	(0.35)	(0.29)	(0.25)	(0.30)	(0.36)
Net realized gain on investments	—	—	—	—	(0.40)
Total distributions	(0.35)	(0.29)	(0.25)	(0.30)	(0.76)
Net asset value, end of period	$14.90	$13.01	$12.06	$10.81	$10.40
Total Return(b)	17.41%	10.33%	14.01%	7.22%	(27.80)%
Net assets at end of period (in thousands)	$74,613	$178,516	$71,899	$59,703	$62,258
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.72%	0.77%	0.79%	0.81%	0.80%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.72%	0.77%	0.79%	0.81%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.72%	0.77%	0.79%	0.81%	0.75%
Ratio of net investment income to average net assets	2.68%	2.28%	2.27%	3.00%	2.90%
Portfolio turnover rate(d)	27%	18%	27%	37%	53%

63

The Hartford Equity Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.11%
B	2.00%
C	1.84%
I	0.81%
R3	1.42%
R4	1.11%
R5	0.81%
Y	0.72%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

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SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-EI14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Floating Rate Fund

Prospectus

March 1, 2014

Class	Ticker
A	HFLAX
B	HFLBX
C	HFLCX
I	HFLIX
R3	HFLRX
R4	HFLSX
R5	HFLTX
Y	HFLYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD FLOATING RATE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total

4

annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.70% (Class R5) and 0.70% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-

5

adviser, Wellington Management Company, LLP (“Wellington Management”).  The Fund normally invests primarily in interests in senior Floating Rate Loans and may invest in securities of any maturity.  The Fund may purchase second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  Additionally, the Fund may invest up to 25% its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.  The Fund may use swaps and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

6

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

7

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest [    ]% ([    ] quarter,[    ])   Lowest [    ]% ([    ] quarter,[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain

8

classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 04/29/05)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Credit Suisse Leveraged Loan Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael J. Bacevich	Vice President and Fixed Income Portfolio Manager	2005

9

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The Fund normally invests primarily in interests in senior Floating Rate Loans and may invest in securities of any maturity.  The Fund may purchase second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  Additionally, the Fund may invest up to 25% its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.  The Fund may use swaps and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations.

Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds.  The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.

Like loans, debt securities are used to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security.  Some debt securities do not pay current interest but are sold at a discount from their face values.  Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade.  Securities which are unrated but determined by Wellington Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”.

To achieve the Fund’s goal of a high level of current income, Wellington Management relies on a “bottom-up,” fundamental analysis of each Borrower and

11

issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions.  Wellington Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team.  Wellington Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to

12

dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, the Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

13

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign

14

currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Unsecured Loans Risk - The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors

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holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value

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of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

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In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a

18

significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may,

19

therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for

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temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at

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www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael J. Bacevich, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since its inception (June 2005).  Mr. Bacevich joined Wellington Management as an investment professional in 2012.  Previously, Mr. Bacevich was Managing Director of Hartford Investment Management Company (2004 to 2012).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with

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Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.650% of the first $500 million, 0.600% of the next $2 billion, 0.590% of the next $2.5 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees,

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and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

26

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
$100,000 — $249,999	2.25%	2.30%	1.75%
$250,000 — $499,999	1.75%	1.78%	1.25%
$500,000 — $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

36

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

54

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

55

generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

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Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

57

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January 2008. In July 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be liable for

58

approximately $3-3.5 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

59

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of April 23, 2012, Wellington Management became a sub-adviser to the Fund.  At the end of approximately 4 weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Floating Rate Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.64	$8.81	$8.30	$7.13	$9.79
Investment Operations:
Net investment income (loss)	0.43	0.42	0.46	0.42	0.55
Net realized and unrealized gain (loss) on investments	0.29	(0.16)	0.51	1.19	(2.68)
Total from investment operations	0.72	0.26	0.97	1.61	(2.13)
Distributions:
Net investment income	(0.43)	(0.43)	(0.46)	(0.44)	(0.53)
Total distributions	(0.43)	(0.43)	(0.46)	(0.44)	(0.53)
Net asset value, end of period	$8.93	$8.64	$8.81	$8.30	$7.13
Total Return(a)	8.48%	2.91%	11.97%	23.65%	(22.71)%
Net assets at end of period (in thousands)	$1,784,029	$1,972,548	$1,840,478	$1,277,011	$728,882
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.98%	0.97%	0.97%	1.00%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.98%	0.97%	0.97%	1.00%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.98%	0.97%	0.97%	1.00%	0.99%
Ratio of net investment income to average net assets	4.85%	4.79%	5.40%	5.69%	6.02%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

62

The Hartford Floating Rate Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.63	$8.81	$8.30	$7.13	$9.79
Investment Operations:
Net investment income (loss)	0.36	0.35	0.40	0.37	0.47
Net realized and unrealized gain (loss) on investments	0.29	(0.17)	0.50	1.19	(2.67)
Total from investment operations	0.65	0.18	0.90	1.56	(2.20)
Distributions:
Net investment income	(0.36)	(0.36)	(0.39)	(0.39)	(0.46)
Total distributions	(0.36)	(0.36)	(0.39)	(0.39)	(0.46)
Net asset value, end of period	$8.92	$8.63	$8.81	$8.30	$7.13
Total Return(a)	7.66%	2.00%	11.11%	22.60%	(23.30)%
Net assets at end of period (in thousands)	$35,026	$41,006	$47,006	$47,635	$40,440
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.80%	1.79%	1.78%	1.84%	1.81%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	4.08%	4.01%	4.64%	5.00%	5.23%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

63

The Hartford Floating Rate Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.63	$8.81	$8.29	$7.13	$9.78
Investment Operations:
Net investment income (loss)	0.36	0.36	0.40	0.36	0.47
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	0.52	1.19	(2.66)
Total from investment operations	0.65	0.18	0.92	1.55	(2.19)
Distributions:
Net investment income	(0.36)	(0.36)	(0.40)	(0.39)	(0.46)
Total distributions	(0.36)	(0.36)	(0.40)	(0.39)	(0.46)
Net asset value, end of period	$8.92	$8.63	$8.81	$8.29	$7.13
Total Return(a)	7.69%	2.03%	11.27%	22.60%	(23.24)%
Net assets at end of period (in thousands)	$2,031,516	$2,106,199	$1,945,470	$1,204,826	$876,501
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.72%	1.72%	1.72%	1.76%	1.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.72%	1.72%	1.72%	1.75%	1.75%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.72%	1.72%	1.72%	1.75%	1.75%
Ratio of net investment income to average net assets	4.10%	4.05%	4.65%	4.99%	5.25%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

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The Hartford Floating Rate Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.65	$8.82	$8.31	$7.13	$9.79
Investment Operations:
Net investment income (loss)	0.45	0.45	0.48	0.43	0.57
Net realized and unrealized gain (loss) on investments	0.29	(0.17)	0.51	1.21	(2.68)
Total from investment operations	0.74	0.28	0.99	1.64	(2.11)
Distributions:
Net investment income	(0.45)	(0.45)	(0.48)	(0.46)	(0.55)
Total distributions	(0.45)	(0.45)	(0.48)	(0.46)	(0.55)
Net asset value, end of period	$8.94	$8.65	$8.82	$8.31	$7.13
Total Return(a)	8.74%	3.16%	12.22%	23.93%	(22.51)%
Net assets at end of period (in thousands)	$1,817,957	$1,568,922	$1,202,589	$594,705	$171,007
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.73%	0.72%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.73%	0.72%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.73%	0.72%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	5.10%	5.03%	5.62%	5.94%	6.28%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

65

The Hartford Floating Rate Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.66	$8.83	$8.31	$7.14	$9.79
Investment Operations:
Net investment income (loss)	0.40	0.40	0.44	0.40	0.52
Net realized and unrealized gain (loss) on investments	0.29	(0.17)	0.52	1.19	(2.66)
Total from investment operations	0.69	0.23	0.96	1.59	(2.14)
Distributions:
Net investment income	(0.40)	(0.40)	(0.44)	(0.42)	(0.51)
Total distributions	(0.40)	(0.40)	(0.44)	(0.42)	(0.51)
Net asset value, end of period	$8.95	$8.66	$8.83	$8.31	$7.14
Total Return(a)	8.17%	2.62%	11.75%	23.17%	(22.80)%
Net assets at end of period (in thousands)	$13,889	$11,257	$7,598	$2,863	$544
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.37%	1.37%	1.38%	1.41%	1.45%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	4.57%	4.52%	5.11%	5.36%	5.63%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

66

The Hartford Floating Rate Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.63	$8.81	$8.30	$7.13	$9.78
Investment Operations:
Net investment income (loss)	0.42	0.42	0.46	0.42	0.54
Net realized and unrealized gain (loss) on investments	0.29	(0.18)	0.51	1.19	(2.66)
Total from investment operations	0.71	0.24	0.97	1.61	(2.12)
Distributions:
Net investment income	(0.42)	(0.42)	(0.46)	(0.44)	(0.53)
Total distributions	(0.42)	(0.42)	(0.46)	(0.44)	(0.53)
Net asset value, end of period	$8.92	$8.63	$8.81	$8.30	$7.13
Total Return(a)	8.47%	2.76%	11.93%	23.50%	(22.63)%
Net assets at end of period (in thousands)	$11,283	$6,048	$2,339	$1,367	$515
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.06%	1.06%	1.07%	1.10%	1.15%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.80%	4.78%	5.37%	5.70%	5.71%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

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The Hartford Floating Rate Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.64	$8.82	$8.30	$7.15	$9.81
Investment Operations:
Net investment income (loss)	0.45	0.44	0.48	0.48	0.56
Net realized and unrealized gain (loss) on investments	0.29	(0.17)	0.51	1.12	(2.68)
Total from investment operations	0.74	0.27	0.99	1.60	(2.12)
Distributions:
Net investment income	(0.45)	(0.45)	(0.47)	(0.45)	(0.54)
Total distributions	(0.45)	(0.45)	(0.47)	(0.45)	(0.54)
Net asset value, end of period	$8.93	$8.64	$8.82	$8.30	$7.15
Total Return(a)	8.78%	3.07%	12.25%	23.32%	(22.55)%
Net assets at end of period (in thousands)	$11,820	$7,882	$10,956	$26	$90
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.76%	0.75%	0.79%	0.97%	0.86%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.70%	0.70%	0.74%	0.85%	0.85%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.70%	0.70%	0.74%	0.85%	0.85%
Ratio of net investment income to average net assets	5.12%	5.04%	5.46%	5.99%	6.24%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

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The Hartford Floating Rate Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.63	$8.80	$8.29	$7.13	$9.78
Investment Operations:
Net investment income (loss)	0.45	0.45	0.49	0.45	0.57
Net realized and unrealized gain (loss) on investments	0.29	(0.17)	0.51	1.17	(2.66)
Total from investment operations	0.74	0.28	1.00	1.62	(2.09)
Distributions:
Net investment income	(0.45)	(0.45)	(0.49)	(0.46)	(0.56)
Total distributions	(0.45)	(0.45)	(0.49)	(0.46)	(0.56)
Net asset value, end of period	$8.92	$8.63	$8.80	$8.29	$7.13
Total Return(a)	8.85%	3.24%	12.35%	23.87%	(22.39)%
Net assets at end of period (in thousands)	$75,994	$115,997	$101,560	$87,907	$98,315
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.65%	0.65%	0.65%	0.68%	0.69%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.65%	0.65%	0.65%	0.68%	0.69%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.65%	0.65%	0.65%	0.68%	0.69%
Ratio of net investment income to average net assets	5.18%	5.11%	5.73%	6.12%	6.23%
Portfolio turnover rate(c)	60%	96%	63%	55%	18%

69

The Hartford Floating Rate Fund

Financial Highlights - Footnotes

(a)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(b)         Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(c)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.98%
B	1.75%
C	1.72%
I	0.73%
R3	1.25%
R4	1.00%
R5	0.70%
Y	0.65%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

71

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-FR14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Floating Rate High Income Fund

Prospectus

March 1, 2014

Class	Ticker
A	HFHAX
C	HFHCX
I	HFHIX
R3	HFHRX
R4	HFHSX
R5	HFHTX
Y	HFHYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD FLOATING RATE HIGH INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [     ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5) and 0.75% (Class Y).  In addition, Hartford

4

Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income.  In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”).  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in a portfolio of: (i) below-

5

investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and may invest in securities of any maturity.  The Fund may invest up to 100% of its net assets in below-investment grade debt securities.  Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency.  The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will utilize foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets.  The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon Wellington Management Company, LLP’s (“Wellington Management”) view of the global loan market, and the allocation to such loans and securities may fluctuate over time.  The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap.

The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower.  The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.

In order to manage the Fund’s interest rate risk, the Fund may utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Wellington Management’s view of the interest rate environment and general market conditions.  Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.

6

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of

7

rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

8

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

9

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([      ] quarter, [      ])   Lowest  [      ]% ([      ] quarter, [      ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 09/30/11)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael J. Bacevich	Vice President and Fixed Income Portfolio Manager	2011

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write

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to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide high current income, and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income.  In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”).  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and may invest in securities of any maturity.  The Fund may invest up to 100% of its net assets in below-investment grade debt securities.  Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency.  The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will utilize foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets.  The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon Wellington Management Company, LLP’s (“Wellington Management”) view of the global loan market, and the allocation to such loans and securities may fluctuate over time.  The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap.

The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower.  The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.

In order to manage the Fund’s interest rate risk, the Fund may utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Wellington Management’s view of the interest rate environment and general

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market conditions.  Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.

The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.  The Fund will concentrate investments in individual issuers that Wellington Management believes will provide the most impact to portfolio performance; therefore, the Fund will be non-diversified with larger issuer position sizes and a smaller number of issuers.

Like loans, debt securities are used to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security.  Some debt securities do not pay current interest but are sold at a discount from their face values.  Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including, without limitation, collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade.  Securities which are unrated but determined by Wellington Management  to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due.

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Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition,

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the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, the Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

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Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is

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particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their

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assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

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·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

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Unsecured Loans Risk - The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and

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other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be

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limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment strategy. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the strategy type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors.  Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

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Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael J. Bacevich, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since its inception (October 2011).  Mr. Bacevich joined Wellington Management as an investment professional in 2012.  Previously, Mr. Bacevich was Managing Director of Hartford Investment Management Company (2004 to 2012).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with

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Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.700% of the first $500 million, 0.650% of the next $2 billion, 0.640% of the next $2.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees,

27

and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5

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shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
$100,000 — $249,999	2.25%	2.30%	1.75%
$250,000 — $499,999	1.75%	1.78%	1.25%
$500,000 — $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using

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standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from

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your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans

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receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

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dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

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(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

39

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

41

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

43

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

46

days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

51

provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

52

not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

53

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

54

First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

55

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

57

generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

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Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of April 23, 2012, Wellington Management became a sub-adviser to the Fund.  At the end of approximately 4 weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Floating Rate High Income Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.62	0.03
Net realized and unrealized gain (loss) on investments	0.42	0.20
Total from investment operations	1.04	0.23
Distributions:
Net investment income	(0.64)	(0.03)
Total distributions	(0.64)	(0.03)
Net asset value, end of period	$10.60	$10.20
Total Return(c)	10.54%	2.25	%(d)
Net assets at end of period (in thousands)	$46,387	$6,855
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.31%	1.29	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.04%	1.00	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.04%	1.00	%(e)
Ratio of net investment income to average net assets	5.93%	4.72	%(e)
Portfolio turnover rate(f)	67%	—

63

The Hartford Floating Rate High Income Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.54	0.03
Net realized and unrealized gain (loss) on investments	0.42	0.19
Total from investment operations	0.96	0.22
Distributions:
Net investment income	(0.56)	(0.02)
Total distributions	(0.56)	(0.02)
Net asset value, end of period	$10.60	$10.20
Total Return(c)	9.70%	2.19	%(d)
Net assets at end of period (in thousands)	$24,263	$3,101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.05%	2.07	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.78%	1.78	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.78%	1.78	%(e)
Ratio of net investment income to average net assets	5.18%	4.21	%(e)
Portfolio turnover rate(f)	67%	—

64

The Hartford Floating Rate High Income Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.65	0.04
Net realized and unrealized gain (loss) on investments	0.42	0.19
Total from investment operations	1.07	0.23
Distributions:
Net investment income	(0.67)	(0.03)
Total distributions	(0.67)	(0.03)
Net asset value, end of period	$10.60	$10.20
Total Return(c)	10.80%	2.28	%(d)
Net assets at end of period (in thousands)	$15,072	$2,611
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.05%	1.05	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.78%	0.76	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.78%	0.76	%(e)
Ratio of net investment income to average net assets	6.23%	5.10	%(e)
Portfolio turnover rate(f)	67%	—

65

The Hartford Floating Rate High Income Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.61	0.03
Net realized and unrealized gain (loss) on investments	0.38	0.19
Total from investment operations	0.99	0.22
Distributions:
Net investment income	(0.61)	(0.02)
Total distributions	(0.61)	(0.02)
Net asset value, end of period	$10.58	$10.20
Total Return(c)	9.98%	2.22	%(d)
Net assets at end of period (in thousands)	$2,252	$2,044
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.72%	1.74	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.35%	1.35	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.35%	1.35	%(e)
Ratio of net investment income to average net assets	5.85%	4.25	%(e)
Portfolio turnover rate(f)	67%	—

66

The Hartford Floating Rate High Income Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.64	0.03
Net realized and unrealized gain (loss) on investments	0.38	0.20
Total from investment operations	1.02	0.23
Distributions:
Net investment income	(0.64)	(0.03)
Total distributions	(0.64)	(0.03)
Net asset value, end of period	$10.58	$10.20
Total Return(c)	10.31%	2.25	%(d)
Net assets at end of period (in thousands)	$2,292	$2,044
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.42%	1.44	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.05%	1.05	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	6.15%	4.55	%(e)
Portfolio turnover rate(f)	67%	—

67

The Hartford Floating Rate High Income Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.67	0.04
Net realized and unrealized gain (loss) on investments	0.38	0.19
Total from investment operations	1.05	0.23
Distributions:
Net investment income	(0.67)	(0.03)
Total distributions	(0.67)	(0.03)
Net asset value, end of period	$10.58	$10.20
Total Return(c)	10.64%	2.28	%(d)
Net assets at end of period (in thousands)	$2,264	$2,045
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.12%	1.14	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.75%	0.75	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.75%	0.75	%(e)
Ratio of net investment income to average net assets	6.45%	4.85	%(e)
Portfolio turnover rate(f)	67%	—

68

The Hartford Floating Rate High Income Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.20	$10.00
Investment Operations:
Net investment income (loss)	0.67	0.04
Net realized and unrealized gain (loss) on investments	0.38	0.19
Total from investment operations	1.05	0.23
Distributions:
Net investment income	(0.67)	(0.03)
Total distributions	(0.67)	(0.03)
Net asset value, end of period	$10.58	$10.20
Total Return(c)	10.64%	2.27	%(d)
Net assets at end of period (in thousands)	$10,181	$9,195
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.02%	1.04	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.75%	0.75	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.75%	0.75	%(e)
Ratio of net investment income to average net assets	6.45%	4.85	%(e)
Portfolio turnover rate(f)	67%	—

69

The Hartford Floating Rate High Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Commenced operations on September 30, 2011.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

70

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

71

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-FRHI14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Global All-Asset Fund

Prospectus

March 1, 2014

Class	Ticker
A	HLAAX
C	HLACX
I	HLAIX
R3	HLARX
R4	HLASX
R5	HLATX
Y	HLAYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GLOBAL ALL-ASSET FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund.  This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

(3)         The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary

4

expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class C),  1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diverse portfolio of securities and other investments of issuers across a broad range of countries and asset categories. The Fund invests primarily in equity securities, fixed-income securities and certain other investments,

5

including, but not limited to, currencies and commodity-related securities and derivative instruments (including futures contracts, options and swap agreements) as well as cash.  The Fund may from time to time seek to gain exposure to the commodity markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”).  In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.

The Fund will target an allocation of approximately 60% equity investments and 40% fixed income investments, with the allocation generally varying by no more than +/-20% around these weights.  The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.  From time to time, the Fund may vary its target allocation in order to provide exposure to the investment returns of real assets that trade in the commodity markets.  Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of relative fundamental values, the attractiveness of investment opportunities within each asset category, macroeconomic trends, and expected future returns of other investment opportunities.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not

6

achieve its objective or may underperform other funds with similar investment strategies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition,

7

the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Commodities Related Investments Risk - Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments.

Subsidiary Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

8

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, 20[    ])   Lowest  [    ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of three broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/28/10)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Scott M. Elliott	Senior Vice President and Asset Allocation Portfolio Manager	2010

Brian M. Garvey	Vice President and Asset Allocation Portfolio Manager	2010

Stephen A. Gorman, CFA	Vice President, Director of Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager	2010

10

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diverse portfolio of securities and other investments of issuers across a broad range of countries and asset categories. The Fund invests primarily in equity securities, fixed-income securities and certain other investments, including, but not limited to, currencies and commodity-related securities and derivative instruments (including futures contracts, options and swap agreements) as well as cash.  The Fund may from time to time seek to gain exposure to the commodity markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”).  In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.

The Fund will target an allocation of approximately 60% equity investments and 40% fixed income investments, with the allocation generally varying by no more than +/-20% around these weights.  The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.  From time to time, the Fund may vary its target allocation in order to provide exposure to the investment returns of real assets that trade in the commodity markets.  Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of relative fundamental values, the attractiveness of investment opportunities within each asset category, macroeconomic trends, and expected future returns of other investment opportunities.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The equity portion of the Fund will invest primarily in equity securities of companies in a broad range of countries, industries, and market capitalizations worldwide.  The equity portion of the Fund may invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in all types of equity securities including, but not limited to, common stock, preferred stock, depository receipts,

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index-related securities (including Exchange Traded Funds), Real Estate Investment Trusts (REITs), convertible bonds, rights, and warrants of companies of any market capitalization.

The fixed income portion of the Fund may invest in all types of debt securities, including, but not limited to, investment and non-investment grade corporate debt (also referred to as “junk bonds”), U.S. and foreign sovereign debt, agency debt, and mortgage and asset backed securities.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that primarily invest in precious metals or other commodities, such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in The Hartford Cayman Global All-Asset Fund, Ltd., a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.  The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments, including commodities futures contracts.

Asset allocation decisions are actively managed and are based upon Wellington Management’s judgment of the relative attractiveness of various investment opportunities.  The Fund normally has some portion of its assets invested in equity and fixed income investments.  The Fund may utilize derivatives in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Fund could buy.  The Fund may actively manage currency exposure through the use of futures, forwards, options, swaps, and spot transactions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

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Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of

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investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors

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and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

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Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

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In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Commodities Sector Risk — Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments. The prices of commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Certain commodity-linked securities in which the

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Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may also cause the Fund’s share value to fluctuate.

Subsidiary Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  There can be no assurance that the investment objective of the Subsidiary will be achieved.  The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.  The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Inflation-Protected Securities Risk - The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price

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of an inflation-protected debt security. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation-protected debt security. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) is relatively new and may be less developed or liquid, and more volatile, than certain other securities markets.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Securities Risk - Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.  The Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.  Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act, as amended (the “1940 Act”).  As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect

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the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and

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there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Municipal Securities Risk - Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.  In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.

IPO Risk - IPOs are initial public offerings of equity securities.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

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Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

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Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Convertible Securities Risk - The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock.

Zero Coupon Securities Risk - While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

Real Estate Related Securities Risks - The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values.  These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  The real estate industry is particularly sensitive to economic downturns.  If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Also,

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the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

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Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each

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month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Scott M. Elliott, Senior Vice President and Asset Allocation Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010.  Mr. Elliott joined Wellington Management as an investment professional in 1994.

Brian M. Garvey, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010.  Mr. Garvey joined Wellington Management as an investment professional in 2007.

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Stephen A. Gorman, CFA, Vice President, Director of Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010.  Mr. Gorman joined Wellington Management as an investment professional in 2008.  Prior to joining Wellington Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.950% of the first $250 million, 0.900% of the next $250 million, 0.800% of the next $500 million, 0.730% of the next $1.5 billion, 0.700% of the next $2.5 billion, 0.660% of the next $5 billion and 0.655% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A

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discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

THE SUBSIDIARY.  As discussed above, the Fund may pursue its investment objective through investment in the Subsidiary.  The Subsidiary has entered into a separate agreement with the Investment Manager whereby the Investment Manager provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays the Investment Manager a management fee at the annual rate of 0.845%.  The Investment Manager also has entered into a separate agreement with Wellington Management whereby Wellington Management provides investment sub-advisory services to the Subsidiary.  The Investment Manager has contractually agreed to waive the management fee it receives from the Fund and Wellington Management has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the management fee and subadvisory fee, respectively, paid by the Subsidiary.  These waivers will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary and Wellington Management’s agreement with the Investment Manager, respectively, are in place.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5

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shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase.	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using

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standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from

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your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans

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receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

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dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

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(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $5,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

40

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $5,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

41

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

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representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

45

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

48

days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

53

provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

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not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

55

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

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First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

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Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

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basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income.  The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code.  As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code.  The Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.  The Fund has received a private letter ruling from the IRS which concludes that income from certain commodity index-linked notes is qualifying income and that income derived from the Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps.  However, the IRS has subsequently suspended the issuance of similar private letter rulings and it is possible that the IRS could issue guidance contrary to the conclusions in the private letter ruling received by the Fund.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult

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your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Barclays Global Aggregate Bond Hedged USD Index represents the global investment-grade fixed-income markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

The Fund has changed its benchmark from the Barclays U.S. Aggregate Bond Index to the Barclays Global Aggregate Bond Hedged USD Index.  The Fund’s Investment Manager believes that the Barclays Global Aggregate Bond Hedged USD Index better reflects the Fund’s investment strategy.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011 and October 31, 2010 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Global All-Asset Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.63	$11.04	$10.00
Investment Operations:
Net investment income (loss)	0.06	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.67	(0.32)	1.05
Total from investment operations	0.73	(0.29)	1.04
Distributions:
Net investment income	(0.06)	(0.03)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.06)	(0.12)	—
Net asset value, end of period	$11.30	$10.63	$11.04
Total Return(c)	6.97%	(2.67)%	10.40	%(d)
Net assets at end of period (in thousands)	$293,773	$373,186	$92,704
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.38%	1.45%	1.51	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.09%	1.02%	0.95	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.09%	1.02%	0.95	%(f)
Ratio of net investment income to average net assets	0.58%	0.31%	(0.16	)%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.53	$11.00	$10.00
Investment Operations:
Net investment income (loss)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.67	(0.32)	1.04
Total from investment operations	0.65	(0.37)	1.00
Distributions:
Net investment income	—	(0.01)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	—	(0.10)	—
Net asset value, end of period	$11.18	$10.53	$11.00
Total Return(c)	6.17%	(3.36)%	10.00	%(d)
Net assets at end of period (in thousands)	$169,673	$216,578	$46,828
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.12%	2.19%	2.26	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.84%	1.75%	1.70	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.84%	1.75%	1.70	%(f)
Ratio of net investment income to average net assets	(0.16)%	(0.43)%	(0.92	)%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.66	$11.05	$10.00
Investment Operations:
Net investment income (loss)	0.09	0.06	—
Net realized and unrealized gain (loss) on investments	0.68	(0.32)	1.05
Total from investment operations	0.77	(0.26)	1.05
Distributions:
Net investment income	(0.10)	(0.04)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.10)	(0.13)	—
Net asset value, end of period	$11.33	$10.66	$11.05
Total Return(c)	7.28%	(2.44)%	10.50	%(d)
Net assets at end of period (in thousands)	$180,463	$263,596	$66,511
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.09%	1.17%	1.24	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.83%	0.73%	0.68	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.83%	0.73%	0.68	%(f)
Ratio of net investment income to average net assets	0.84%	0.57%	(0.01	)%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.61	$11.02	$10.00
Investment Operations:
Net investment income (loss)	0.04	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.67	(0.33)	1.03
Total from investment operations	0.71	(0.32)	1.02
Distributions:
Net investment income	(0.03)	—	—
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.03)	(0.09)	—
Net asset value, end of period	$11.29	$10.61	$11.02
Total Return(c)	6.75%	(2.93)%	10.20	%(d)
Net assets at end of period (in thousands)	$3,961	$3,140	$2,216
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.74%	1.79%	1.91	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.36%	1.30%	1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.36%	1.30%	1.31	%(f)
Ratio of net investment income to average net assets	0.33%	0.09%	(0.18	)%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.64	$11.04	$10.00
Investment Operations:
Net investment income (loss)	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.68	(0.36)	1.03
Total from investment operations	0.75	(0.30)	1.04
Distributions:
Net investment income	—	(0.01)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	—	(0.10)	—
Net asset value, end of period	$11.39	$10.64	$11.04
Total Return(c)	7.05%	(2.71)%	10.40	%(d)
Net assets at end of period (in thousands)	$1,378	$1,205	$2,208
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.45%	1.49%	1.61	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.06%	1.00%	1.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.06%	1.00%	1.01	%(f)
Ratio of net investment income to average net assets	0.62%	0.50%	0.12	%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.67	$11.05	$10.00
Investment Operations:
Net investment income (loss)	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.68	(0.34)	1.03
Total from investment operations	0.77	(0.26)	1.05
Distributions:
Net investment income	(0.10)	(0.03)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.10)	(0.12)	—
Net asset value, end of period	$11.34	$10.67	$11.05
Total Return(c)	7.31%	(2.36)%	10.50	%(d)
Net assets at end of period (in thousands)	$2,485	$2,335	$2,210
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.11%	1.19%	1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.83%	0.70%	0.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.83%	0.70%	0.71	%(f)
Ratio of net investment income to average net assets	0.85%	0.74%	0.42	%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.67	$11.05	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.68	(0.33)	1.04
Total from investment operations	0.78	(0.25)	1.05
Distributions:
Net investment income	(0.11)	(0.04)	—
Net realized gain on investments	—	(0.09)	—
Total distributions	(0.11)	(0.13)	—
Net asset value, end of period	$11.34	$10.67	$11.05
Total Return(c)	7.38%	(2.34)%	10.50	%(d)
Net assets at end of period (in thousands)	$84,780	$12,219	$9,948
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.01%	1.08%	1.22	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.77%	0.65%	0.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.77%	0.65%	0.66	%(f)
Ratio of net investment income to average net assets	0.91%	0.76%	0.47	%(f)
Portfolio turnover rate(g)	94%	206%	37%

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The Hartford Global All-Asset Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Commenced operations on May 28, 2010.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Not annualized.

(e)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(f)           Annualized.

(g)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.09%
C	1.84%
I	0.83%
R3	1.36%
R4	1.06%
R5	0.83%
Y	0.77%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

74

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GAA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Global Alpha Fund

Prospectus

March 1, 2014

Class	Ticker
A	HAPAX
C	HAPCX
I	HAPIX
R3	HAPRX
R4	HAPSX
R5	HAPTX
Y	HAPYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GLOBAL ALPHA FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long term (generally at least three years) regardless of market conditions.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A		C		I		R3		R4		R5		Y
Management fees(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[	]%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[	]%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(3)	[ ]	%	[	]%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Management fee rate fluctuates between 0.60% and 1.60% (assuming constant assets) based on the Fund’s performance relative to a securities market index.

4

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.55% (Class A), 2.30% (Class C),  1.30% (Class I), 1.85% (Class R3), 1.55% (Class R4), 1.25% (Class R5) and 1.20% (Class Y).  This contractual arrangement will remain in effect until [February 28, 2015].  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Class	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by allocating its assets across multiple global fixed income, currency and

5

derivative strategies. In pursuing its investment objective, the Fund seeks to maintain low correlations to the global fixed income markets (generally represented by the Barclays U.S. Aggregate Index) and equity markets (generally represented by the S&P 500 Index) and minimize, although not eliminate, downside volatility.  The Fund seeks to generate excess returns by allocating investments among multiple categories of fixed income investments that Wellington Management Company, LLP (“Wellington Management”), the Fund’s sub-adviser, believes will provide positive returns.  These investment categories include investments based on fundamental macro market research, model-based quantitative research, and bottom-up credit analysis, and emerging markets investments.

The Fund invests in a broad portfolio of global fixed income, credit, and securitized and corporate debt securities. The Fund invests primarily in fixed and floating rate debt instruments, including securities issued by U.S. and foreign government, agency, and supranational issuers; mortgage-, and asset-backed securities; corporate and real estate investment trust (REIT) debt; and credit-linked, index-linked, and capital securities, including forward contracts on such securities. The Fund’s investments may be denominated in U.S. dollars or other currencies. The Fund may also hold cash and cash equivalents in multiple currencies. The Fund may invest in both investment grade and non-investment grade debt (also known as junk bonds) but primarily focuses on investment grade securities under normal circumstances. The Fund may trade securities actively and invest in debt securities of any maturity.

The Fund may also invest in the currency markets and use currency strategies to seek to increase returns based on expected changes in the value of various currencies.  The Fund makes extensive use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes.  The Fund may hold significant amounts of U.S. Treasury bills, other high quality short-term U.S. government instruments, and other cash instruments.

The Fund may invest up to 100% of its assets in non-U.S. issuers including both developed and developing markets. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

6

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.  Although the Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value

7

of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the

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value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Currency Risk - The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

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Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Performance Fee Risk — Although the Fund invests in a variety of instruments and does not limit its investments to U.S. Treasury bills and other short-term instruments, the index against which the Fund is measured for purposes of the performance-based component of its management fee tracks the performance of U.S. Treasury bills.  As a result, the use of the index for such purposes could result in the Fund paying higher management fees than would be paid if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [      ]% ([      ] quarter, 20[    ])   Lowest [      ]% ([      ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Class	1 Year		Lifetime (since 12/14/12)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Class (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

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MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Robert L. Evans	Director and Fixed Income Portfolio Manager	2012

Mark H. Sullivan, CFA, CMT	Senior Vice President and Fixed Income Portfolio Manager	2012

John Soukas	Senior Vice President and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related

12

services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long term (generally at least three years) regardless of market conditions.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by allocating its assets across multiple global fixed income, currency and derivative strategies. In pursuing its investment objective, the Fund seeks to maintain low correlations to the global fixed income markets (generally represented by the Barclays U.S. Aggregate Index) and equity markets (generally represented by the S&P 500 Index) and minimize, although not eliminate, downside volatility.  The Fund seeks to generate excess returns by allocating investments among multiple categories of fixed income investments that Wellington Management Company, LLP (“Wellington Management”), the Fund’s sub-adviser, believes will provide positive returns.  These investment categories include investments based on fundamental macro market research, model-based quantitative research, and bottom-up credit analysis, and emerging markets investments.

The Fund invests in a broad portfolio of global fixed income, credit, and securitized and corporate debt securities. The Fund invests primarily in fixed and floating rate debt instruments, including securities issued by U.S. and foreign government, agency, and supranational issuers; mortgage-, and asset-backed securities; corporate and real estate investment trust (REIT) debt; and credit-linked, index-linked, and capital securities, including forward contracts on such securities. The Fund’s investments may be denominated in U.S. dollars or other currencies. The Fund may also hold cash and cash equivalents in multiple currencies. The Fund may invest in both investment grade and non-investment grade debt (also known as junk bonds) but primarily focuses on investment grade securities under normal circumstances. The Fund may trade securities actively and invest in debt securities of any maturity.

The Fund may also invest in the currency markets and use currency strategies to seek to increase returns based on expected changes in the value of various currencies.  The Fund makes extensive use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes.  The Fund may hold significant amounts of U.S. Treasury bills, other high quality short-term U.S. government instruments, and other cash instruments.

The Fund may invest up to 100% of its assets in non-U.S. issuers including both developed and developing markets. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion

14

(at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

Wellington Management combines top-down global macro and currency views with fundamental credit, sovereign, and securitized research from specialized investment teams to seek to identify the most attractive investment opportunities in the global fixed income and currency markets. By combining independent alpha sources, the Fund will be diversified across investment styles, market sectors, investment themes, strategies, and time horizons, which is designed to ensure that the Fund’s portfolio is not dependent upon any single source to drive returns. The diversification of active portfolio risk is expected to lead to more consistent risk adjusted returns in a wide variety of market environments.

As a temporary defensive measure, less than 40% of the Fund’s net assets may from time to time be invested in or exposed to foreign investments or derivatives tied to foreign investments if Wellington Management determines that market conditions warrant a lower allocation to such investments and, under certain market conditions, the Fund may invest all or a substantial portion of its assets in U.S. investments.  Temporary defensive investments may adversely affect the Fund’s ability to achieve its investment goal.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.  Although the Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.

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Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may

16

impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

17

In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

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·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

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Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be

20

illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Currency Risk - The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if

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the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Performance Fee Risk — Although the Fund invests in a variety of instruments and does not limit its investments to U.S. Treasury bills and other short-term instruments, the index against which the Fund is measured for purposes of the performance-based component of its management fee tracks the performance of U.S. Treasury bills.  As a result, the use of the index for such purposes could result in the Fund paying higher management fees than would be paid if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Structured Securities Risk - Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.  The Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.  Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act, as amended (the “1940 Act”).  As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements; Purchase and Sale Contracts Risk — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a

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mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.  The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

Dollar Rolls Risk - The Fund may enter into dollar rolls in which the Fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to seek to enhance return and not for the purpose of borrowing.

Real Estate Related Securities Risks - The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values.  These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  The real estate industry is particularly sensitive to economic downturns.  If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Also,

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the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the

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Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

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wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Robert L. Evans, Director and Fixed Income Portfolio Manager affiliated with Wellington Management, has served as portfolio manager for the Fund since 2012.  Mr. Evans joined Wellington Management as an investment professional in 1995.

Mark H. Sullivan, CFA, CMT, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2012.  Mr. Sullivan joined Wellington Management in 1999 and has been an investment professional since 2002.

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John Soukas, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management has served as portfolio manager for the Fund since 2012.  Mr. Soukas joined Wellington Management as an investment professional in 2006.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager based on a stated percentage of the Fund’s average daily net asset value.  The Fund’s management fee rate may adjust up or down based on the Fund’s performance relative to the cumulative investment record of its benchmark index over the performance measurement period, as described below.  The third column of the table shows the performance hurdle used to measure the Fund’s  outperformance or underperformance during the measurement period relative to the Fund’s benchmark index.  The Fund’s benchmark index is the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

As an example, if the Fund outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the management fee would be 1.10%.  If the Fund outperformed its benchmark index plus the performance hurdle rate by 0.10% over the performance measurement period, the management fee would increase by 0.025% (assuming constant assets). Conversely, if the Fund underperformed its benchmark index plus the performance hurdle rate by 0.10% over the performance measurement period, the management fee would decrease by 0.025% (assuming constant assets). The Fund’s actual performance versus its benchmark index plus the performance

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hurdle rate may result in positive or negative incremental adjustments to the management fee of no greater than 0.50% over an annual period. Additional details discussing the performance fee are included below with further description in the SAI.

Fund Name	Base Fee Rate (%)	Performance Hurdle vs. Benchmark Index
The Hartford Global Alpha Fund	1.10%	+1.15%

The Fund’s management fee rate is determined by calculating a base fee (shown in column 2 of the table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index plus its performance hurdle rate (shown in column 3 of the table).

The calculation of the performance adjustment applies as follows:

Management Fee = Base Fee Rate +/– Performance Adjustment

The management fee rate paid to the Investment Manager by the Fund consists of two components: (1) a base (or “fulcrum”) fee calculated by applying the contractual fixed rate of the management fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.50% (positive or negative over an annual period) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.  However, because the Fund has been operating for less than 36 months, the performance measurement period equals the time that has elapsed since the Fund’s inception.

No Performance Adjustment (positive or negative) is applied if the Fund’s investment performance is equal to the cumulative investment record of the Fund’s benchmark index plus 1.15% during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment equivalent to 25% of the amount by which the Fund outperforms or underperforms its benchmark index plus 1.15%. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Investment Manager’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease the Investment Manager’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). The Fund’s performance is calculated net of expenses (based on the expenses of the Fund’s Class A shares) whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is

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included in calculating both the performance of the Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance when the Fund’s assets are rapidly decreasing, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Investment Manager would reimburse the Fund.

The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The management fee is paid monthly in arrears.  If it is necessary to calculate the management fee for a period that is less than a month due to the termination of the investment management agreement, (i) the Base Fee Rate will be based upon the Fund’s average daily net asset value over that month ending on the last business day on which the Fund’s investment management agreement is in effect; and (ii) the amount of the Performance Adjustment to the Base Fee Rate will be based upon the Fund’s average daily net asset value over the 36-month period ending on the last business day on which the investment management agreement is in effect (or since the Fund’s inception, if the Fund has been in operation for less than 36 months).

The investment performance of the Fund’s Class A Shares (excluding the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Investment Manager determines whether the Fund’s performance was above or below its benchmark index plus 1.15% by comparing the investment performance of the Fund’s Class A Shares (excluding the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, the Investment Manager applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Investment Manager since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund. Additional details regarding the performance adjustment are included in the SAI.

The Base Fee Rate set forth in the Fund’s investment advisory agreement is 1.10% of the first $500 million, 1.09% of the next $500 million, 1.08% of the next $1.5 billion, 1.07% of the next $2.5 billion, and 1.06% in excess of $5 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  From the Fund’s commencement of operations through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s semi-annual report to shareholders for the period ended April 30, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.  However, Class A shares are not generally available to retirement plans.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

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·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
		year of purchase.
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service

36

fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note:

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(i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and

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their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

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(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $5,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

42

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $5,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

43

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.   Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

44

to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

45

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

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factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

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days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

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not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

57

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

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First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

59

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.  Given the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s distributions will be eligible for the dividends-received deduction for corporations or for treatment as qualified dividend income for individuals.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from

61

redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted

62

through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

63

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of HFMC, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

65

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2013 has been derived from the financial statements audited by [                ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

66

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GLA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Global Growth Fund

Prospectus

March 1, 2014

Class	Ticker
A	HALAX
B	HGLBX
C	HGLCX
R3	HALRX
R4	HALSX
R5	HALTX
Y	HGLYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GLOBAL GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.48% (Class A), 2.23% (Class B), 2.23% (Class C), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28,

4

2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies.  Under normal market and economic conditions, the Fund invests at least 65% of its net assets in common stocks of growth companies located worldwide and will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with

5

market capitalizations greater than $1 billion.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest up to 25% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select securities for the Fund.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent

6

accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI World Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

8

Portfolio Manager	Title	Involved with Fund Since
John A. Boselli, CFA	Senior Vice President and Equity Portfolio Manager	2012

Matthew D. Hudson, CFA	Vice President and Equity Portfolio Manager	2005

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies.  Under normal market and economic conditions, the Fund invests at least 65% of its net assets in common stocks of growth companies located worldwide and will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $1 billion.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest up to 25% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to select securities for the Fund.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The Fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the

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activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets

11

are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

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Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the

13

changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Small-Capitalization Companies

Small-capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the

14

applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

15

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

16

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

17

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager affiliated with Wellington Management, has served as portfolio manager for the Fund since 2012.  Mr. Boselli joined Wellington Management as an investment professional in 2002.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2007 and has been involved in securities analysis for the fund since 2005.  Mr. Hudson joined Wellington Management as an investment professional in 2005.

18

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

20

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your

21

financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A and Class C shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

30

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the

31

request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting

32

an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford

33

Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept

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purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or

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distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

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You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

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If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided

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individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a

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brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if

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this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using

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these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

47

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

49

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

50

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

51

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

52

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

53

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

54

The Hartford Global Growth Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.92	$14.31	$12.53	$10.50	$24.97
Investment Operations:
Net investment income (loss)	(0.02)	(0.04)	(0.05)	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	1.36	(0.35)	1.87	1.99	(11.78)
Total from investment operations	1.34	(0.39)	1.82	2.03	(11.81)
Distributions:
Net investment income	—	—	(0.04)	—	—
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	(0.04)	—	(2.66)
Net asset value, end of period	$15.26	$13.92	$14.31	$12.53	$10.50
Total Return(b)	9.63%	(2.73)%	14.53%	19.33%	(52.57)%
Net assets at end of period (in thousands)	$157,341	$176,523	$243,667	$234,971	$212,910
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.67%	1.57%	1.61%	1.83%	1.49%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.48%	1.48%	1.48%	1.13%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.48%	1.48%	1.48%	1.13%	1.43%
Ratio of net investment income to average net assets	(0.16)%	(0.22)%	(0.40)%	0.38%	(0.18)%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.58	$13.03	$11.46	$9.64	$23.27
Investment Operations:
Net investment income (loss)	(0.12)	(0.16)	(0.14)	—	(0.14)
Net realized and unrealized gain (loss) on investments	1.22	(0.29)	1.71	1.82	(10.83)
Total from investment operations	1.10	(0.45)	1.57	1.82	(10.97)
Distributions:
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	—	—	(2.66)
Net asset value, end of period	$13.68	$12.58	$13.03	$11.46	$9.64
Total Return(b)	8.74%	(3.45)%	13.70%	18.88%	(52.83)%
Net assets at end of period (in thousands)	$6,104	$9,591	$14,367	$18,333	$23,614
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.76%	2.60%	2.63%	2.90%	2.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.23%	2.23%	2.23%	1.57%	2.01%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.23%	2.23%	2.23%	1.57%	2.01%
Ratio of net investment income to average net assets	(0.91)%	(0.98)%	(1.16)%	(0.05)%	(0.79)%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.57	$13.02	$11.45	$9.68	$23.40
Investment Operations:
Net investment income (loss)	(0.12)	(0.15)	(0.14)	(0.05)	(0.16)
Net realized and unrealized gain (loss) on investments	1.22	(0.30)	1.71	1.82	(10.90)
Total from investment operations	1.10	(0.45)	1.57	1.77	(11.06)
Distributions:
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	—	—	(2.66)
Net asset value, end of period	$13.67	$12.57	$13.02	$11.45	$9.68
Total Return(b)	8.75%	(3.46)%	13.71%	18.29%	(52.94)%
Net assets at end of period (in thousands)	$17,454	$19,556	$25,611	$27,064	$30,334
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.36%	2.29%	2.31%	2.45%	2.16%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.23%	2.23%	2.23%	2.01%	2.16%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.23%	2.23%	2.23%	2.01%	2.16%
Ratio of net investment income to average net assets	(0.90)%	(0.97)%	(1.15)%	(0.49)%	(0.92)%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.46	$14.88	$13.04	$10.97	$26.02
Investment Operations:
Net investment income (loss)	(0.04)	(0.09)	(0.08)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	1.40	(0.33)	1.94	2.09	(12.31)
Total from investment operations	1.36	(0.42)	1.86	2.07	(12.39)
Distributions:
Net investment income	—	—	(0.02)	—	—
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	(0.02)	—	(2.66)
Net asset value, end of period	$15.82	$14.46	$14.88	$13.04	$10.97
Total Return(b)	9.41%	(2.82)%	14.24%	18.87%	(52.69)%
Net assets at end of period (in thousands)	$101	$103	$193	$113	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.97%	1.73%	1.73%	1.82%	1.88%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.60%	1.68%	1.73%	1.73%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.60%	1.68%	1.73%	1.73%
Ratio of net investment income to average net assets	(0.30)%	(0.29)%	(0.57)%	(0.41)%	(0.42)%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.61	$14.99	$13.11	$11.01	$26.09
Investment Operations:
Net investment income (loss)	—	(0.01)	(0.04)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	(0.37)	1.94	2.09	(12.37)
Total from investment operations	1.42	(0.38)	1.90	2.10	(12.42)
Distributions:
Net investment income	—	—	(0.02)	—	—
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	(0.02)	—	(2.66)
Net asset value, end of period	$16.03	$14.61	$14.99	$13.11	$11.01
Total Return(b)	9.72%	(2.54)%	14.47%	19.07%	(52.66)%
Net assets at end of period (in thousands)	$162	$148	$118	$59	$7
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.35%	1.33%	1.37%	1.58%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.30%	1.30%	1.33%	1.37%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.30%	1.30%	1.33%	1.37%	1.43%
Ratio of net investment income to average net assets	0.02%	(0.04)%	(0.28)%	0.16%	(0.57)%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.85	$15.19	$13.26	$11.10	$26.15
Investment Operations:
Net investment income (loss)	0.05	0.04	0.01	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.45	(0.38)	1.98	2.11	(12.44)
Total from investment operations	1.50	(0.34)	1.99	2.16	(12.39)
Distributions:
Net investment income	—	—	(0.06)	—	—
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	(0.06)	—	(2.66)
Net asset value, end of period	$16.35	$14.85	$15.19	$13.26	$11.10
Total Return(b)	10.10%	(2.24)%	15.00%	19.46%	(52.40)%
Net assets at end of period (in thousands)	$118	$104	$119	$7	$12
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.10%	1.04%	1.05%	1.05%	1.06%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.00%	1.03%	1.05%	1.06%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.00%	1.03%	1.05%	1.06%
Ratio of net investment income to average net assets	0.33%	0.24%	0.06%	0.46%	0.26%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.93	$15.27	$13.32	$11.14	$26.19
Investment Operations:
Net investment income (loss)	0.10	0.10	0.02	0.07	0.07
Net realized and unrealized gain (loss) on investments	1.40	(0.44)	2.00	2.11	(12.46)
Total from investment operations	1.50	(0.34)	2.02	2.18	(12.39)
Distributions:
Net investment income	—	—	(0.07)	—	—
Net realized gain on investments	—	—	—	—	(2.66)
Total distributions	—	—	(0.07)	—	(2.66)
Net asset value, end of period	$16.43	$14.93	$15.27	$13.32	$11.14
Total Return(b)	10.05%	(2.23)%	15.17%	19.57%	(52.31)%
Net assets at end of period (in thousands)	$219	$34,346	$91,540	$177,096	$135,673
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	0.94%	0.93%	0.94%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.95%	0.94%	0.93%	0.94%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.95%	0.94%	0.93%	0.94%	0.90%
Ratio of net investment income to average net assets	0.67%	0.31%	0.12%	0.59%	0.36%
Portfolio turnover rate(d)	99%	60%	61%	82%	82%

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The Hartford Global Growth Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.48%
B	2.23%
C	2.23%
R3	1.60%
R4	1.30%
R5	1.00%
Y	0.95%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

63

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GG14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Global Real Asset Fund

Prospectus

March 1, 2014

Class	Ticker
A	HRLAX
C	HRLCX
I	HRLIX
R3	HRLRX
R4	HRLSX
R5	HRLTX
Y	HRLYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD GLOBAL REAL ASSET FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund.  This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

4

(3)         The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class C),  1.10% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing in a globally diverse mix of inflation-related equity

5

investments (primarily from equity securities of natural resource companies), fixed income investments (primarily inflation protected securities, including U.S. Treasury Inflation Protected Securities (TIPS)), and commodities.  The Fund will invest in securities denominated in both U.S. dollars and foreign currencies, including securities that are generally traded on foreign markets.  The Fund has the flexibility, as market conditions change, to shift assets among the asset classes.  The Fund may also seek commodity exposure through exchange traded funds, commodity-linked notes, and by investing up to 25% of its total assets in The Hartford Cayman Global Real Asset Fund, Ltd., a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”), which invests primarily in commodity-related instruments.  The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements).  In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.  The Fund expects to invest its assets principally in investments that, in the judgment of the sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns (such assets are defined as “real assets”).  Real return is the rate of return after adjusting for inflation. These real assets include equity and fixed income securities and other instruments issued by or related to natural resource companies, inflation protected bonds, and commodity related investments and derivative instruments.  Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in such asset categories.

The Fund will target an investment allocation of approximately 55% of its assets in equity securities, 35% of its assets in fixed income investments, and 10% of its assets in commodity-related investments.  Although the Fund has the flexibility to change this allocation significantly as market conditions change, the allocation will generally vary by no more than +/-[20]%.  The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.  Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected outlook for inflation, investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be

6

“foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Natural Resources Industry Concentration Risk - The Fund’s investments will be focused in the natural resources industry sector.  The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.  Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

7

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Commodities Related Investments Risk - Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in

8

interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments.

Inflation Protected Securities Risk - The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease.  Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Subsidiary Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

9

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of six broad-based market indices and the Fund’s blended benchmark (55% MSCI All Country World Commodity Producers Index / 35% Barclays U.S. TIPS 1-10 Year Index / 10% Dow Jones UBS Commodities Index).  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/28/10)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
55% MSCI All Country World Commodity Producers Index / 35%
Barclays U.S. TIPS 1-10 Year Index / 10% Dow Jones UBS Commodities Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
MSCI All Country World Commodity Producers Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
Barclays U.S. TIPS 1-10 Year Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
Dow Jones UBS Commodities Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
MSCI All Country World Energy Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
MSCI All Country World Metals & Mining Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
S&P Goldman Sachs Commodity Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Scott M. Elliott	Senior Vice President and Asset Allocation Portfolio Manager	2010

Brian M. Garvey	Vice President and Asset Allocation Portfolio Manager	2010

Jay Bhutani	Director and Equity Portfolio Manager	2010

Lindsay Politi	Vice President and Fixed Income Portfolio Manager	2010

11

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing in a globally diverse mix of inflation-related equity investments (primarily from equity securities of natural resource companies), fixed income investments (primarily inflation protected securities, including U.S. Treasury Inflation Protected Securities (TIPS)), and commodities.  The Fund will invest in securities denominated in both U.S. dollars and foreign currencies, including securities that are generally traded on foreign markets.  The Fund has the flexibility, as market conditions change, to shift assets among the asset classes.  The Fund may also seek commodity exposure through exchange traded funds, commodity-linked notes, and by investing up to 25% of its total assets in The Hartford Cayman Global Real Asset Fund, Ltd., a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”), which invests primarily in commodity-related instruments.  The Subsidiary (unlike the Fund) may invest without limit in commodity-related investments, including commodity-linked notes, exchange traded funds, and commodity-related derivative investments (including futures contracts, options and swap agreements).  In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.  The Fund expects to invest its assets principally in investments that, in the judgment of the sub-adviser, are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns (such assets are defined as “real assets”).  Real return is the rate of return after adjusting for inflation. These real assets include equity and fixed income securities and other instruments issued by or related to natural resource companies, inflation protected bonds, and commodity related investments and derivative instruments.  Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in such asset categories.

The Fund will target an investment allocation of approximately 55% of its assets in equity securities, 35% of its assets in fixed income investments, and 10% of its assets in commodity-related investments.  Although the Fund has the flexibility to change this allocation significantly as market conditions change, the allocation will generally vary by no more than +/-[20]%.  The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation.  Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), and are based on Wellington Management’s judgment of the projected outlook for inflation, investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be

13

“foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The equity portion of the Fund will invest primarily in common stocks of companies involved in the natural resources sectors worldwide, including energy, metals and mining, agriculture/chemicals, and paper and forest products, and may invest across a broad range of market capitalizations.  The equity portion of the Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The equity portion of the Fund may invest without limit in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The equity portion of the Fund may also make investments in other industries or sectors that, in the opinion of Wellington Management, are consistent with the Fund’s investment objective, such as utility, transportation and industrial sectors.

The fixed income portion of the Fund will invest primarily in inflation protected securities, which pay a real return plus the realized rate of inflation as measured by a benchmark price index. These investments include, among others, TIPS, U.S. government agency inflation-linked securities, inflation-linked corporate bonds, non-U.S. dollar denominated inflation-linked securities, and emerging market inflation-linked securities.  Additionally, the fixed income portion of the Fund may invest in U.S. government and U.S. government agency nominal securities, non-investment grade fixed income securities (also known as “junk bonds”).  The fixed income portion may also invest in derivatives for hedging purposes or for investment purposes, such as managing duration exposure and/or obtaining synthetic inflation exposure.

Asset allocation decisions are actively managed and are based upon Wellington Management’s judgment of the relative attractiveness of each asset category. The Fund normally has some portion of its assets invested in each asset category. The Fund may utilize derivatives to manage portfolio risk and to replicate securities the Fund could buy.  Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the Fund or to attain commodities exposure. The Fund may trade securities actively.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Natural Resources Industry Concentration Risk - The Fund’s investments will be focused in the natural resources industry sector.  The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.  Concentration in the natural resources industry may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in that industry.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S.

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dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging

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markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an

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opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be

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received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Commodities Sector Risk — Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments. The prices of commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Certain commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may also cause the Fund’s share value to fluctuate.

Inflation-Protected Securities Risk - The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security. In contrast, if nominal interest rates

19

increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation-protected debt security. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) is relatively new and may be less developed or liquid, and more volatile, than certain other securities markets.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Subsidiary Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  There can be no assurance that the investment objective of the Subsidiary will be achieved.  The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act.  However, the Fund

20

wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.  The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

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Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

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Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political

24

conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each

25

month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Scott M. Elliott, Senior Vice President and Asset Allocation Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010.  Mr. Elliott joined Wellington Management as an investment professional in 1994.

Brian M. Garvey, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010.  Mr. Garvey joined Wellington Management as an investment

27

professional in 2007. Prior to joining Wellington Management, Mr. Garvey was an investment professional with State Street Corporation (1998 to 2007).

Jay Bhutani, Director and Equity Portfolio Manager affiliated with Wellington Management, has been an equity portfolio manager for the Fund since its inception in 2010.  Mr. Bhutani joined Wellington Management as an investment professional in 2007. Prior to joining Wellington Management, Mr. Bhutani was an investment professional with Credit Suisse Asset Management (2002 to 2007).

Lindsay Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been a portfolio manager for the Fixed Income component of the Fund since its inception in 2010.  Ms. Politi joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.950% of the first $250 million, 0.930% of the next $250 million, 0.850% of the next $500 million, 0.780% of the next $1.5 billion, 0.750% of the next $2.5 billion and 0.710% in excess of $5 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

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For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

THE SUBSIDIARY.  As discussed above, the Fund may pursue its investment objective through investment in the Subsidiary.  The Subsidiary has entered into a separate agreement with the Investment Manager whereby the Investment Manager provides investment advisory and other services to the Subsidiary.  In consideration of these services, the Subsidiary pays the Investment Manager a management fee at the annual rate of 0.845%.  The Investment Manager also has entered into a separate agreement with Wellington Management whereby Wellington Management provides investment sub-advisory services to the Subsidiary.  The Investment Manager has contractually agreed to waive the management fee it receives from the Fund and Wellington Management has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the management fee and subadvisory fee, respectively, paid by the Subsidiary.  These waivers will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary and Wellington Management’s agreement with the Investment Manager, respectively, are in place.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5

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shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase.	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using

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standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from

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your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans

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receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

35

dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

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(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.             Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $5,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

39

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $5,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

40

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.   Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial

42

representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

44

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

47

days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

52

provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

53

not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

54

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

55

First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

56

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

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basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income.  The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code.  As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code.  The Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.  The Fund has received a private letter ruling from the IRS which concludes that income from certain commodity index-linked notes is qualifying income and that income derived from the Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps.  However, the IRS has subsequently suspended the issuance of similar private letter rulings and it is possible that the IRS could issue guidance contrary to the conclusions in the private letter ruling received by the Fund.

Distributions from the Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult

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your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

The Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return.  To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues dominated in U.S. currency, and have maturities of 1 to 10 years.

The Dow Jones UBS Commodities Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

The MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

The MSCI All Country World Metals & Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

The S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

The Fund has changed its equity benchmark from the MSCI All Country World Energy Index and MSCI All Country World Metals & Mining Index to the MSCI All Country World Commodity Producers Index.  The Fund’s Investment Manager believes that the MSCI All Country World Commodity Producers Index better reflects the equity component of the Fund’s investment strategy. The Fund has changed its commodity benchmark from the S&P Goldman Sachs Commodity Index to the Dow Jones UBS Commodities Index.  The Fund’s Investment Manager believes that the Dow Jones UBS Commodities Index better reflects the commodity component of the Fund’s investment strategy.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011 and October 31, 2010 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Global Real Asset Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.05	$11.06	$10.00
Investment Operations:
Net investment income (loss)	0.03	0.09	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.03	1.05
Total from investment operations	(0.28)	0.12	1.06
Distributions:
Net investment income	(0.09)	(0.06)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.09)	(0.13)	—
Net asset value, end of period	$10.68	$11.05	$11.06
Total Return(c)	(2.50)%	1.08%	10.60	%(d)
Net assets at end of period (in thousands)	$114,692	$155,876	$26,248
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.52%	1.55%	1.62	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.17%	1.04%	0.96	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.17%	1.04%	0.96	%(f)
Ratio of net investment income to average net assets	0.28%	0.82%	0.13	%(f)
Portfolio turnover rate(g)	167%	145%	20%

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The Hartford Global Real Asset Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.96	$11.02	$10.00
Investment Operations:
Net investment income (loss)	(0.05)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.30)	0.05	1.05
Total from investment operations	(0.35)	0.06	1.02
Distributions:
Net investment income	(0.03)	(0.05)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.03)	(0.12)	—
Net asset value, end of period	$10.58	$10.96	$11.02
Total Return(c)	(3.20)%	0.46%	10.20	%(d)
Net assets at end of period (in thousands)	$52,906	$81,736	$8,650
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.23%	2.27%	2.38	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.91%	1.76%	1.72	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.91%	1.76%	1.72	%(f)
Ratio of net investment income to average net assets	(0.46)%	0.13%	(0.61	)%(f)
Portfolio turnover rate(g)	167%	145%	20%

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The Hartford Global Real Asset Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.09	$11.07	$10.00
Investment Operations:
Net investment income (loss)	0.06	0.14	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.02	1.06
Total from investment operations	(0.25)	0.16	1.07
Distributions:
Net investment income	(0.12)	(0.07)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.12)	(0.14)	—
Net asset value, end of period	$10.72	$11.09	$11.07
Total Return(c)	(2.26)%	1.41%	10.70	%(d)
Net assets at end of period (in thousands)	$75,179	$135,558	$10,821
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.22%	1.25%	1.45	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.91%	0.74%	0.79	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.91%	0.74%	0.79	%(f)
Ratio of net investment income to average net assets	0.53%	1.22%	0.33	%(f)
Portfolio turnover rate(g)	167%	145%	20%

67

The Hartford Global Real Asset Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.04	$11.04	$10.00
Investment Operations:
Net investment income (loss)	—	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.30)	0.04	1.05
Total from investment operations	(0.30)	0.10	1.04
Distributions:
Net investment income	(0.05)	(0.03)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.05)	(0.10)	—
Net asset value, end of period	$10.69	$11.04	$11.04
Total Return(c)	(2.75)%	0.90%	10.40	%(d)
Net assets at end of period (in thousands)	$1,964	$2,001	$2,208
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.84%	1.87%	2.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.43%	1.30%	1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.43%	1.30%	1.31	%(f)
Ratio of net investment income to average net assets	0.01%	0.52%	(0.21	)%(f)
Portfolio turnover rate(g)	167%	145%	20%

68

The Hartford Global Real Asset Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.07	$11.06	$10.00
Investment Operations:
Net investment income (loss)	0.03	0.09	—
Net realized and unrealized gain (loss) on investments	(0.30)	0.04	1.06
Total from investment operations	(0.27)	0.13	1.06
Distributions:
Net investment income	(0.09)	(0.05)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.09)	(0.12)	—
Net asset value, end of period	$10.71	$11.07	$11.06
Total Return(c)	(2.44)%	1.15%	10.60	%(d)
Net assets at end of period (in thousands)	$3,135	$1,846	$2,211
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.56%	1.57%	1.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.15%	1.00%	1.01	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.15%	1.00%	1.01	%(f)
Ratio of net investment income to average net assets	0.30%	0.81%	0.09	%(f)
Portfolio turnover rate(g)	167%	145%	20%

69

The Hartford Global Real Asset Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.10	$11.07	$10.00
Investment Operations:
Net investment income (loss)	0.06	0.13	0.02
Net realized and unrealized gain (loss) on investments	(0.31)	0.04	1.05
Total from investment operations	(0.25)	0.17	1.07
Distributions:
Net investment income	(0.12)	(0.07)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.12)	(0.14)	—
Net asset value, end of period	$10.73	$11.10	$11.07
Total Return(c)	(2.19)%	1.49%	10.70	%(d)
Net assets at end of period (in thousands)	$2,062	$1,871	$2,214
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.23%	1.26%	1.41	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.90%	0.70%	0.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.90%	0.70%	0.71	%(f)
Ratio of net investment income to average net assets	0.54%	1.10%	0.39	%(f)
Portfolio turnover rate(g)	167%	145%	20%

70

The Hartford Global Real Asset Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.10	$11.07	$10.00
Investment Operations:
Net investment income (loss)	0.04	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.28)	0.05	1.04
Total from investment operations	(0.24)	0.17	1.07
Distributions:
Net investment income	(0.13)	(0.07)	—
Net realized gain on investments	—	(0.07)	—
Total distributions	(0.13)	(0.14)	—
Net asset value, end of period	$10.73	$11.10	$11.07
Total Return(c)	(2.14)%	1.52%	10.70	%(d)
Net assets at end of period (in thousands)	$256,693	$70,019	$11,643
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.19%	1.16%	1.32	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.90%	0.65%	0.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.90%	0.65%	0.66	%(f)
Ratio of net investment income to average net assets	0.38%	1.06%	0.43	%(f)
Portfolio turnover rate(g)	167%	145%	20%

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The Hartford Global Real Asset Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Commenced operations on May 28, 2010.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.17%
C	1.91%
I	0.91%
R3	1.43%
R4	1.15%
R5	0.90%
Y	0.90%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

73

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GRA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Global Research Fund

Prospectus

March 1, 2014

Class	Ticker
A	HLEAX
B	HLEBX
C	HLECX
I	HLEJX
R3	HLERX
R4	HLESX
R5	HLETX
Y	HLEYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD GLOBAL RESEARCH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.45% (Class A), 2.20% (Class B), 2.20% (Class C),

4

1.20% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.  The Fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide.  The Fund’s

5

diversified portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index.  The MSCI All Country World Index is currently comprised of [forty-five] countries.  The Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

6

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                 Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter,[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

Lifetime
	1 Year		5 Years		(since 02/29/08)
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

8

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Cheryl M. Duckworth, CFA	Managing Director and Associate Director of Global Industry Research	2008

Mark D. Mandel, CFA*	Senior Vice President and Director of Global Industry Research	2008

*Mr. Mandel supervises a team of global industry analysts that manage the Fund.  Mr. Mandel is not involved in day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial

9

intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.  The Fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide.  The Fund’s diversified portfolio of equity securities is constructed by allocating the Fund’s assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of the sub-adviser’s, Wellington Management Company, LLP (“Wellington Management”), team of global industry analysts.  The Fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index.  The MSCI All Country World Index is currently comprised of [forty-five] countries.  The Fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may trade securities actively.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may

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impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower

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markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments.

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In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in

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securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Cheryl M. Duckworth, CFA, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the United States, supervises and coordinates a team of global industry analysts that manage the Fund and has served in this capacity for the Fund since its inception in 2008.  Ms. Duckworth joined Wellington Management as an investment professional in 1994.

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Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises a team of global industry analysts that manage the Fund and has served in this capacity for the Fund since its inception in 2008.  Mr. Mandel is not involved in the day-to-day management of the Fund.  Mr. Mandel joined Wellington Management as an investment professional in 1994.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.875% of the next $500 million, 0.850% of the next $4 billion, 0.8475% of the next $5 billion and 0.845% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the

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investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you? When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you? When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

32

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

49

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

50

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

51

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

52

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

53

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

54

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

55

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Global Research Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.30	$9.56	$8.01	$6.55		$10.00
Investment Operations:
Net investment income (loss)	0.07	0.06	0.04	0.03		0.05
Net realized and unrealized gain (loss) on investments	0.71	(0.27)	1.52	1.50		(3.50)
Total from investment operations	0.78	(0.21)	1.56	1.53		(3.45)
Distributions:
Net investment income	(0.02)	(0.05)	(0.01)	(0.07)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.58)	(0.05)	(0.01)	(0.07)		—
Net asset value, end of period	$9.50	$9.30	$9.56	$8.01		$6.55
Total Return(c)	9.52%	(2.22)%	19.48%	23.65%		(34.50	)%(d)
Net assets at end of period (in thousands)	$46,551	$44,414	$47,429	$47,527		$12,746
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.78%	1.74%	1.85%	2.19%		1.92	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.45%	1.45%	1.48%	1.59%		1.56	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.45%	1.45%	1.48%	1.59%		1.56	%(f)
Ratio of net investment income to average net assets	0.82%	0.58%	0.48%	0.44%		0.78	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

57

The Hartford Global Research Fund

Financial Highlights - Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.17	$9.45	$7.97	$6.51		$10.00
Investment Operations:
Net investment income (loss)	—	(0.02)	(0.03)	(0.05)		—
Net realized and unrealized gain (loss) on investments	0.71	(0.26)	1.51	1.53		(3.49)
Total from investment operations	0.71	(0.28)	1.48	1.48		(3.49)
Distributions:
Net investment income	—	—	—	(0.02)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.56)	—	—	(0.02)		—
Net asset value, end of period	$9.32	$9.17	$9.45	$7.97		$6.51
Total Return(c)	8.78%	(2.96)%	18.57%	22.89%		(34.90	)%(d)
Net assets at end of period (in thousands)	$3,542	$5,101	$7,209	$8,964		$223
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.69%	2.59%	2.72%	2.83%		2.70	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.20%	2.20%	2.24%	2.24%		2.34	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.20%	2.20%	2.24%	2.24%		2.34	%(f)
Ratio of net investment income to average net assets	0.05%	(0.17)%	(0.30)%	(0.82)%		0.03	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

58

The Hartford Global Research Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.17	$9.45	$7.97	$6.51		$10.00
Investment Operations:
Net investment income (loss)	0.01	(0.02)	(0.03)	(0.06)		—
Net realized and unrealized gain (loss) on investments	0.70	(0.26)	1.51	1.54		(3.49)
Total from investment operations	0.71	(0.28)	1.48	1.48		(3.49)
Distributions:
Net investment income	—	—	—	(0.02)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.56)	—	—	(0.02)		—
Net asset value, end of period	$9.32	$9.17	$9.45	$7.97		$6.51
Total Return(c)	8.78%	(2.96)%	18.57%	22.91%		(34.90	)%(d)
Net assets at end of period (in thousands)	$8,994	$10,009	$12,910	$14,297		$225
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.47%	2.41%	2.52%	2.67%		2.71	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.20%	2.20%	2.23%	2.39%		2.34	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.20%	2.20%	2.23%	2.39%		2.34	%(f)
Ratio of net investment income to average net assets	0.06%	(0.17)%	(0.30)%	(0.99)%		0.02	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

59

The Hartford Global Research Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.33	$9.60	$8.02	$6.56		$10.00
Investment Operations:
Net investment income (loss)	0.09	0.10	0.07	0.07		0.07
Net realized and unrealized gain (loss) on investments	0.73	(0.28)	1.53	1.47		(3.51)
Total from investment operations	0.82	(0.18)	1.60	1.54		(3.44)
Distributions:
Net investment income	(0.05)	(0.09)	(0.02)	(0.08)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.61)	(0.09)	(0.02)	(0.08)		—
Net asset value, end of period	$9.54	$9.33	$9.60	$8.02		$6.56
Total Return(c)	9.91%	(1.93)%	20.00%	23.97%		(34.40	)%(d)
Net assets at end of period (in thousands)	$708	$526	$517	$317		$199
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.35%	1.21%	1.26%	1.91%		1.67	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.20%	1.10%	1.12%	1.32%		1.31	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.20%	1.10%	1.12%	1.32%		1.31	%(f)
Ratio of net investment income to average net assets	1.03%	1.05%	0.87%	1.00%		1.06	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

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The Hartford Global Research Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.26	$9.53	$8.00	$6.53		$10.00
Investment Operations:
Net investment income (loss)	0.06	0.04	0.02	0.03		0.03
Net realized and unrealized gain (loss) on investments	0.71	(0.27)	1.51	1.48		(3.50)
Total from investment operations	0.77	(0.23)	1.53	1.51		(3.47)
Distributions:
Net investment income	—	(0.04)	—	(0.04)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.56)	(0.04)	—	(0.04)		—
Net asset value, end of period	$9.47	$9.26	$9.53	$8.00		$6.53
Total Return(c)	9.38%	(2.42)%	19.13%	23.36%		(34.70	)%(d)
Net assets at end of period (in thousands)	$371	$294	$313	$248		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.86%	1.81%	1.90%	2.62%		2.36	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.65%	1.65%	1.72%	1.90%		1.90	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.65%	1.65%	1.72%	1.90%		1.90	%(f)
Ratio of net investment income to average net assets	0.63%	0.38%	0.22%	0.52%		0.47	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

61

The Hartford Global Research Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.31	$9.57	$8.01	$6.54		$10.00
Investment Operations:
Net investment income (loss)	0.08	0.07	0.04	0.04		0.04
Net realized and unrealized gain (loss) on investments	0.72	(0.27)	1.52	1.49		(3.50)
Total from investment operations	0.80	(0.20)	1.56	1.53		(3.46)
Distributions:
Net investment income	(0.03)	(0.06)	—	(0.06)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.59)	(0.06)	—	(0.06)		—
Net asset value, end of period	$9.52	$9.31	$9.57	$8.01		$6.54
Total Return(c)	9.72%	(2.09)%	19.48%	23.70%		(34.60	)%(d)
Net assets at end of period (in thousands)	$334	$299	$299	$243		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.55%	1.51%	1.60%	2.31%		2.06	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.35%	1.35%	1.45%	1.65%		1.65	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.35%	1.35%	1.45%	1.65%		1.65	%(f)
Ratio of net investment income to average net assets	0.91%	0.68%	0.49%	0.78%		0.72	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

62

The Hartford Global Research Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.33	$9.59	$8.02	$6.55		$10.00
Investment Operations:
Net investment income (loss)	0.11	0.10	0.07	0.07		0.06
Net realized and unrealized gain (loss) on investments	0.72	(0.27)	1.51	1.48		(3.51)
Total from investment operations	0.83	(0.17)	1.58	1.55		(3.45)
Distributions:
Net investment income	(0.06)	(0.09)	(0.01)	(0.08)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.62)	(0.09)	(0.01)	(0.08)		—
Net asset value, end of period	$9.54	$9.33	$9.59	$8.02		$6.55
Total Return(c)	10.04%	(1.81)%	19.77%	24.05%		(34.50	)%(d)
Net assets at end of period (in thousands)	$322	$292	$297	$244		$196
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.24%	1.20%	1.29%	2.01%		1.76	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.05%	1.05%	1.14%	1.40%		1.40	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.05%	1.05%	1.14%	1.40%		1.40	%(f)
Ratio of net investment income to average net assets	1.21%	0.98%	0.81%	1.03%		0.97	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

63

The Hartford Global Research Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)		2008(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.32	$9.58	$8.01	$6.56		$10.00
Investment Operations:
Net investment income (loss)	0.13	0.10	0.07	0.02		0.07
Net realized and unrealized gain (loss) on investments	0.70	(0.26)	1.52	1.52		(3.51)
Total from investment operations	0.83	(0.16)	1.59	1.54		(3.44)
Distributions:
Net investment income	(0.06)	(0.10)	(0.02)	(0.09)		—
Net realized gain on investments	(0.56)	—	—	—		—
Total distributions	(0.62)	(0.10)	(0.02)	(0.09)		—
Net asset value, end of period	$9.53	$9.32	$9.58	$8.01		$6.56
Total Return(c)	10.12%	(1.77)%	19.92%	23.85%		(34.40	)%(d)
Net assets at end of period (in thousands)	$22,849	$67,387	$47,067	$5,241		$197
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.10%	1.10%	1.21%	1.51%		1.66	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.00%	1.00%	1.07%	1.30%		1.30	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.00%	1.00%	1.07%	1.30%		1.30	%(f)
Ratio of net investment income to average net assets	1.48%	1.00%	0.91%	0.26%		1.07	%(f)
Portfolio turnover rate(g)	107%	102%	100%	217	%(h)	56%

64

The Hartford Global Research Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Commenced operations on February 29, 2008.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)

During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.45%
B	2.20%
C	2.20%
I	1.20%
R3	1.65%
R4	1.35%
R5	1.05%
Y	1.00%

65

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GR14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Growth Allocation Fund

Prospectus

March 1, 2014

Class	Ticker
A	HRAAX
B	HRABX
C	HRACX
I	HRAIX
R3	HRARX
R4	HRASX
R5	HRATX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD GROWTH ALLOCATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.50% (Class A), 2.25% (Class B), 2.25% (Class C), 1.25% (Class I), 1.70% (Class R3), 1.40% (Class R4) and 1.10% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [        ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in multi-asset and fixed income funds.  It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 80% of assets in equity funds and approximately 20% of assets in

5

fixed income funds, although these percentages will increase or decrease from time to time by up to 10%.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

6

results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 05/28/04)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Richard P. Meagher, CFA	Vice President, Asset Allocation Strategist and Portfolio Manager	2012

Wendy M. Cromwell, CFA	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on

8

the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in multi-asset and fixed income funds.  It does this by investing in a combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) through the implementation of a strategic asset allocation strategy.  Under normal market conditions, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), adjusts the Fund’s investments in the Underlying Funds to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages will increase or decrease from time to time by up to 10%.  The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal. The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including commodities.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and securities.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate and sovereign bonds of varying credit quality, money market instruments and others. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.  The Underlying Funds may also invest in debt securities of domestic and foreign issuers.  The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below

10

investment grade (also known as “junk bonds”), and unrated securities determined to be of comparable quality by Wellington Management.

As of [December 31, 2013], the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford Emerging Markets Research Fund]

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Strategic Income Fund]

[The Hartford Short Duration Fund]

[insert money market fund]

ETFs

[Powershares DB Commodity Index Tracking Fund ]

Asset Allocation Funds

[The Hartford Alternative Strategies Fund]

[Hartford Real Total Return Fund]

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk,

11

derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors and may not effectively increase returns or decrease risk.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain additional risks, which are discussed below.

12

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Fixed-Income Securities Risk - An investment in any fixed-income security is subject to the following risks:

·                  Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.

·                  Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In

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addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in

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large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are

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also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their

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risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Richard P. Meagher, CFA, Vice President, Asset Allocation Strategist and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Meagher joined Wellington Management in 1996 and has been an investment professional since 2002.

Wendy M. Cromwell, CFA, Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Ms.

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Cromwell joined Wellington Management in 1996 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each

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share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I and Class R5, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)        No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

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·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

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(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

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3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A and Class C Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your

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protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B and Class C Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the

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exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more

39

dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market

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movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds,

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such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

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Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class C

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B and Class C— In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

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Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of

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the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

47

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

51

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

52

Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

53

including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

54

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

55

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Return of each index is from 5/31/2004 – 12/31/2013.

56

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

57

The Hartford Growth Allocation Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.24		$11.01	$9.58	$8.58	$14.51
Investment Operations:
Net investment income (loss)	0.07		0.06	0.07	0.12	0.14
Net realized and unrealized gain (loss) on investments	1.01		0.24	1.42	1.24	(4.81)
Total from investment operations	1.08		0.30	1.49	1.36	(4.67)
Distributions:
Net investment income	(0.11)		(0.07)	(0.06)	(0.17)	(0.47)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.11)		(0.07)	(0.06)	(0.36)	(1.26)
Net asset value, end of period	$12.21		$11.24	$11.01	$9.58	$8.58
Total Return(b)	9.75%		2.72%	15.60%	17.06%	(35.00)%
Net assets at end of period (in thousands)	$520,278		$394,691	$405,386	$366,509	$329,312
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.61%		0.59%	0.61%	0.68%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.61%		0.59%	0.61%	0.68%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.61%		0.59%	0.61%	0.68%	0.59%
Ratio of net investment income to average net assets(c)	0.58%		0.54%	0.67%	1.45%	1.06%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

58

The Hartford Growth Allocation Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.11		$10.90	$9.50	$8.48	$14.37
Investment Operations:
Net investment income (loss)	(0.02)		(0.03)	(0.01)	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.01		0.24	1.41	1.23	(4.74)
Total from investment operations	0.99		0.21	1.40	1.29	(4.71)
Distributions:
Net investment income	(0.01)		—	—	(0.08)	(0.39)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.01)		—	—	(0.27)	(1.18)
Net asset value, end of period	$12.09		$11.11	$10.90	$9.50	$8.48
Total Return(b)	8.93%		1.93%	14.74%	16.13%	(35.52)%
Net assets at end of period (in thousands)	$89,586		$79,711	$93,002	$95,176	$89,717
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.41%		1.38%	1.41%	1.51%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.41%		1.38%	1.41%	1.44%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	1.41%		1.38%	1.41%	1.44%	1.41%
Ratio of net investment income to average net assets(c)	(0.20)%		(0.25)%	(0.13)%	0.70%	0.26%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

59

The Hartford Growth Allocation Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.11		$10.89	$9.49	$8.48	$14.37
Investment Operations:
Net investment income (loss)	(0.02)		(0.02)	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.01		0.24	1.41	1.23	(4.75)
Total from investment operations	0.99		0.22	1.40	1.29	(4.71)
Distributions:
Net investment income	(0.02)		—	—	(0.09)	(0.39)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.02)		—	—	(0.28)	(1.18)
Net asset value, end of period	$12.08		$11.11	$10.89	$9.49	$8.48
Total Return(b)	8.97%		2.02%	14.75%	16.10%	(35.50)%
Net assets at end of period (in thousands)	$196,748		$156,463	$167,745	$160,530	$148,584
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.34%		1.33%	1.34%	1.43%	1.34%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	1.34%		1.33%	1.34%	1.43%	1.34%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	1.34%		1.33%	1.34%	1.43%	1.34%
Ratio of net investment income to average net assets(c)	(0.15)%		(0.19)%	(0.07)%	0.72%	0.34%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

60

The Hartford Growth Allocation Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.21		$10.97	$9.55	$8.57	$14.49
Investment Operations:
Net investment income (loss)	0.11		0.10	0.10	0.14	0.37
Net realized and unrealized gain (loss) on investments	1.00		0.25	1.42	1.25	(4.98)
Total from investment operations	1.11		0.35	1.52	1.39	(4.61)
Distributions:
Net investment income	(0.15)		(0.11)	(0.10)	(0.22)	(0.52)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.15)		(0.11)	(0.10)	(0.41)	(1.31)
Net asset value, end of period	$12.17		$11.21	$10.97	$9.55	$8.57
Total Return(b)	10.08%		3.15%	15.96%	17.47%	(34.75)%
Net assets at end of period (in thousands)	$3,268		$2,455	$3,005	$2,335	$1,310
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.29%		0.26%	0.27%	0.28%	0.23%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.29%		0.26%	0.27%	0.28%	0.23%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.29%		0.26%	0.27%	0.28%	0.23%
Ratio of net investment income to average net assets(c)	0.91%		0.86%	1.02%	1.70%	0.97%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

61

The Hartford Growth Allocation Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.07		$10.87	$9.50	$8.51	$14.46
Investment Operations:
Net investment income (loss)	0.02		0.04	0.03	0.03	0.18
Net realized and unrealized gain (loss) on investments	1.01		0.23	1.41	1.30	(4.87)
Total from investment operations	1.03		0.27	1.44	1.33	(4.69)
Distributions:
Net investment income	(0.09)		(0.07)	(0.07)	(0.15)	(0.47)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.09)		(0.07)	(0.07)	(0.34)	(1.26)
Net asset value, end of period	$12.01		$11.07	$10.87	$9.50	$8.51
Total Return(b)	9.43%		2.48%	15.21%	16.76%	(35.32)%
Net assets at end of period (in thousands)	$17,513		$9,689	$6,314	$1,081	$49
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.89%		0.89%	0.90%	1.00%	1.06%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.89%		0.89%	0.90%	1.00%	1.06%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.89%		0.89%	0.90%	1.00%	1.06%
Ratio of net investment income to average net assets(c)	0.21%		0.24%	0.35%	0.35%	0.34%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

62

The Hartford Growth Allocation Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.18		$10.95	$9.53	$8.56	$14.51
Investment Operations:
Net investment income (loss)	0.07		0.07	0.07	0.10	0.43
Net realized and unrealized gain (loss) on investments	1.02		0.23	1.42	1.25	(5.08)
Total from investment operations	1.09		0.30	1.49	1.35	(4.65)
Distributions:
Net investment income	(0.12)		(0.07)	(0.07)	(0.19)	(0.51)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.12)		(0.07)	(0.07)	(0.38)	(1.30)
Net asset value, end of period	$12.15		$11.18	$10.95	$9.53	$8.56
Total Return(b)	9.83%		2.74%	15.67%	16.96%	(34.95)%
Net assets at end of period (in thousands)	$17,299		$14,605	$13,734	$10,597	$4,825
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.59%		0.59%	0.59%	0.61%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.59%		0.59%	0.59%	0.61%	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.59%		0.59%	0.59%	0.61%	0.59%
Ratio of net investment income to average net assets(c)	0.60%		0.55%	0.66%	1.22%	0.17%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

63

The Hartford Growth Allocation Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)		2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.25		$11.02	$9.58	$8.60	$14.54
Investment Operations:
Net investment income (loss)	0.10		0.10	0.10	0.13	0.46
Net realized and unrealized gain (loss) on investments	1.02		0.23	1.43	1.25	(5.09)
Total from investment operations	1.12		0.33	1.53	1.38	(4.63)
Distributions:
Net investment income	(0.15)		(0.10)	(0.09)	(0.21)	(0.52)
Net realized gain on investments	—		—	—	(0.19)	(0.79)
Total distributions	(0.15)		(0.10)	(0.09)	(0.40)	(1.31)
Net asset value, end of period	$12.22		$11.25	$11.02	$9.58	$8.60
Total Return(b)	10.11%		3.02%	16.06%	17.38%	(34.78)%
Net assets at end of period (in thousands)	$7,954		$4,457	$4,838	$5,040	$2,917
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.29%		0.29%	0.29%	0.31%	0.30%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c),(d)	0.29%		0.29%	0.29%	0.31%	0.30%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c),(d)	0.29%		0.29%	0.29%	0.31%	0.30%
Ratio of net investment income to average net assets(c)	0.82%		0.86%	0.98%	1.62%	0.63%
Portfolio turnover rate(e)	95	%(f)	36%	23%	7%	13%

64

The Hartford Growth Allocation Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include expenses of the underlying funds.
(d)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)

During the year ended October 31, 2012, The Hartford Growth Allocation Fund incurred $36.1 million in sales associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover rate calculation.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.61%
B	1.41%
C	1.34%
I	0.29%
R3	0.89%
R4	0.59%
R5	0.29%

65

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-GA14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Healthcare Fund

Prospectus

March 1, 2014

Class	Ticker
A	HGHAX
B	HGHBX
C	HGHCX
I	HGHIX
R3	HGHRX
R4	HGHSX
R5	HGHTX
Y	HGHYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD HEALTHCARE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C),

4

1.35% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The focus of the Fund’s investment process is stock

5

selection through fundamental analysis.  The Fund takes a broad approach to investing in the health care sector.  It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors.  The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector.  The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in securities of companies of any market capitalization.  The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Health Care-Related Sector Risk — The Fund’s focus on the health care-related sector increases the Fund’s exposure to the risks associated with that sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and the potential for obsolescence.

Industry Concentration Risk - The risk that because the Fund’s investments are often focused in a small number of business sectors, the Fund may be exposed to greater liquidity risk and increased  risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

6

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                 Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest    [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index and a broad-based sector index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P North American Health Care Sector Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA	Senior Vice President and Global Industry Analyst	2000

Ann C. Gallo	Senior Vice President and Global Industry Analyst	2000

Kirk J. Mayer, CFA	Senior Vice President and Global Industry Analyst	2000

Robert L. Deresiewicz	Senior Vice President and Global Industry Analyst	2000

9

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  The focus of the Fund’s investment process is stock selection through fundamental analysis.  The Fund takes a broad approach to investing in the health care sector.  It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors.  The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector.  The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country.  The Fund may invest in securities of companies of any market capitalization.  The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.

The Fund’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises.  The Fund will seek to exploit favorable trends for the health care sector including demographics, and will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The Fund will be relatively focused with regard to both position size and the industries comprising the health care sector.  Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.

Stocks considered for purchase by the Fund typically share one or more of the following attributes:

·                  the company’s business franchise is temporarily mispriced,

·                  the market under-values the new product pipelines,

·                  the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or

11

·                  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the Fund when:

·                  target prices are achieved,

·                  fundamental expectations are not met,

·                  a company’s prospects become less appealing, or

·                  equity securities of other comparable issuers in an industry are available at more attractive prices.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Healthcare-Related Securities Risk — Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete.  Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans.  The Fund cannot predict what proposals will be enacted or what effect such proposals may have on healthcare-related companies.

Industry Concentration Risk - The risk that because the Fund’s investments are often focused in a small number of business sectors, the Fund may be exposed to greater liquidity risk and increased  risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

12

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to

13

accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying

14

asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may

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invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced

16

commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

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Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon industry sectors that may vary from time to time. Allocation decisions among various sectors within the healthcare industry are made collectively by the team.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the

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pharmaceutical and biotechnology sectors.  Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector.  Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the medical technology sectors.  Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector.  Dr. Deresiewicz joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

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The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next  $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

38

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

40

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

53

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

54

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

55

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

56

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

57

The Hartford Healthcare Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.80	$15.21	$13.07	$12.69	$18.85
Investment Operations:
Net investment income (loss)	—	(0.04)	—	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	3.31	1.63	2.14	1.01	(4.83)
Total from investment operations	3.31	1.59	2.14	0.99	(4.86)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$20.11	$16.80	$15.21	$13.07	$12.69
Total Return(b)	19.70%	10.45%	16.37%	8.48%	(27.59)%
Net assets at end of period (in thousands)	$276,741	$224,294	$236,781	$234,603	$299,699
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.47%	1.49%	1.49%	1.58%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.47%	1.49%	1.49%	1.55%	1.41%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.47%	1.49%	1.49%	1.55%	1.41%
Ratio of net investment income to average net assets	—%	(0.24)%	(0.03)%	(0.18)%	(0.18)%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

58

The Hartford Healthcare Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.15	$13.83	$11.98	$11.74	$17.67
Investment Operations:
Net investment income (loss)	(0.17)	(0.16)	(0.14)	(0.08)	(0.18)
Net realized and unrealized gain (loss) on investments	3.01	1.48	1.99	0.93	(4.45)
Total from investment operations	2.84	1.32	1.85	0.85	(4.63)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$17.99	$15.15	$13.83	$11.98	$11.74
Total Return(b)	18.75%	9.54%	15.44%	7.95%	(28.17)%
Net assets at end of period (in thousands)	$14,015	$17,208	$23,023	$31,746	$45,475
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.38%	2.38%	2.39%	2.54%	2.32%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.28%	2.28%	2.28%	2.11%	2.24%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.28%	2.28%	2.28%	2.11%	2.24%
Ratio of net investment income to average net assets	(0.84)%	(1.04)%	(0.84)%	(0.75)%	(1.02)%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

59

The Hartford Healthcare Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.20	$13.86	$11.99	$11.78	$17.71
Investment Operations:
Net investment income (loss)	(0.12)	(0.14)	(0.11)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	2.99	1.48	1.98	0.92	(4.49)
Total from investment operations	2.87	1.34	1.87	0.82	(4.63)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$18.07	$15.20	$13.86	$11.99	$11.78
Total Return(b)	18.88%	9.67%	15.60%	7.66%	(28.10)%
Net assets at end of period (in thousands)	$73,728	$65,692	$71,124	$74,424	$93,208
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.17%	2.18%	2.18%	2.28%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.17%	2.18%	2.18%	2.28%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.17%	2.18%	2.18%	2.28%	2.15%
Ratio of net investment income to average net assets	(0.71)%	(0.93)%	(0.72)%	(0.91)%	(0.92)%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

60

The Hartford Healthcare Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$17.10	$15.44	$13.23	$12.81	$18.96
Investment Operations:
Net investment income (loss)	0.07	0.02	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	3.38	1.64	2.17	1.02	(4.86)
Total from investment operations	3.45	1.66	2.21	1.03	(4.85)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$20.55	$17.10	$15.44	$13.23	$12.81
Total Return(b)	20.18%	10.75%	16.70%	8.73%	(27.36)%
Net assets at end of period (in thousands)	$38,199	$32,213	$14,176	$15,934	$43,036
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.18%	1.22%	1.27%	1.11%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.11%	1.18%	1.22%	1.27%	1.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.11%	1.18%	1.22%	1.27%	1.11%
Ratio of net investment income to average net assets	0.35%	0.09%	0.24%	0.04%	0.10%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

61

The Hartford Healthcare Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$17.38	$15.76	$13.57	$13.19	$19.59
Investment Operations:
Net investment income (loss)	(0.02)	(0.07)	(0.02)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	3.41	1.69	2.21	1.04	(5.07)
Total from investment operations	3.39	1.62	2.19	0.99	(5.10)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$20.77	$17.38	$15.76	$13.57	$13.19
Total Return(b)	19.51%	10.28%	16.14%	8.15%	(27.78)%
Net assets at end of period (in thousands)	$12,521	$5,905	$3,549	$1,330	$503
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.69%	1.71%	1.70%	1.79%	1.91%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.65%	1.65%	1.70%	1.79%	1.85%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.65%	1.65%	1.70%	1.79%	1.85%
Ratio of net investment income to average net assets	(0.15)%	(0.39)%	(0.17)%	(0.36)%	(0.67)%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

62

The Hartford Healthcare Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$17.70	$16.01	$13.74	$13.29	$19.66
Investment Operations:
Net investment income (loss)	0.02	(0.02)	0.02	—	—
Net realized and unrealized gain (loss) on investments	3.50	1.71	2.25	1.06	(5.07)
Total from investment operations	3.52	1.69	2.27	1.06	(5.07)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$21.22	$17.70	$16.01	$13.74	$13.29
Total Return(b)	19.89%	10.56%	16.52%	8.64%	(27.52)%
Net assets at end of period (in thousands)	$12,363	$9,241	$7,939	$6,147	$3,921
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.38%	1.39%	1.37%	1.40%	1.35%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.37%	1.40%	1.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.37%	1.40%	1.35%
Ratio of net investment income to average net assets	0.11%	(0.09)%	0.11%	—%	(0.02)%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

63

The Hartford Healthcare Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$17.98	$16.21	$13.87	$13.38	$19.70
Investment Operations:
Net investment income (loss)	0.08	0.04	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	3.56	1.73	2.28	1.07	(5.05)
Total from investment operations	3.64	1.77	2.34	1.10	(5.02)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$21.62	$17.98	$16.21	$13.87	$13.38
Total Return(b)	20.24%	10.92%	16.87%	8.89%	(27.18)%
Net assets at end of period (in thousands)	$2,489	$1,403	$1,895	$1,412	$1,449
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.09%	1.09%	1.08%	1.11%	1.05%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.05%	1.08%	1.11%	1.05%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.05%	1.08%	1.11%	1.05%
Ratio of net investment income to average net assets	0.43%	0.21%	0.38%	0.27%	0.27%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

64

The Hartford Healthcare Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.05	$16.26	$13.90	$13.40	$19.74
Investment Operations:
Net investment income (loss)	0.10	0.05	0.08	0.01	0.05
Net realized and unrealized gain (loss) on investments	3.56	1.74	2.28	1.10	(5.09)
Total from investment operations	3.66	1.79	2.36	1.11	(5.04)
Distributions:
Net realized gain on investments	—	—	—	(0.61)	(1.30)
Total distributions	—	—	—	(0.61)	(1.30)
Net asset value, end of period	$21.71	$18.05	$16.26	$13.90	$13.40
Total Return(b)	20.28%	11.01%	16.98%	8.95%	(27.23)%
Net assets at end of period (in thousands)	$3,252	$2,555	$2,294	$1,813	$155,104
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.98%	0.99%	0.97%	0.99%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.98%	0.99%	0.97%	0.99%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.98%	0.99%	0.97%	0.99%	0.95%
Ratio of net investment income to average net assets	0.48%	0.27%	0.50%	0.11%	0.28%
Portfolio turnover rate(d)	46%	44%	36%	80%	67%

65

The Hartford Healthcare Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.46%
B	2.28%
C	2.16%
I	1.11%
R3	1.64%
R4	1.35%
R5	1.05%
Y	0.98%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

67

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-HC14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford High Yield Fund

Prospectus

March 1, 2014

Class	Ticker
A	HAHAX
B	HAHBX
C	HAHCX
I	HAHIX
R3	HAHRX
R4	HAHSX
R5	HAHTX
Y	HAHYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD HIGH YIELD FUND

SUMMARY SECTION

INVESTMENT GOAL.  The Fund seeks to provide high current income, and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total

4

annual fund operating expenses as follows:  1.05% (Class A), 1.80% (Class B), 1.80% (Class C),  0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4),  0.75% (Class R5) and  0.70% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”).  In seeking to achieve the Fund’s goal, the sub-

5

adviser, Wellington Management Company, LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.  The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  The Fund may invest up to 30% of its net assets in securities of foreign issuers, including from emerging markets, and up to 10% of its net assets in non-dollar securities.  The Fund may invest in bonds of any maturity and may trade securities actively.  The Fund may make use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

6

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition,

7

the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

8

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

	1 Year		5 Years		10 Years
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

9

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Christopher A. Jones, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the

10

Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL.  The Fund seeks to provide high current income, and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”).  In seeking to achieve the Fund’s goal, the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return.  The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.  While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  The Fund may invest up to 30% of its net assets in securities of foreign issuers, including from emerging markets, and up to 10% of its net assets in non-dollar securities.  The Fund may invest in bonds of any maturity and may trade securities actively.  The Fund may make use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes.

Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.  Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process.  Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning.  An important component of the portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends.  Business cycle analysis is important in determining the overall risk posture of the Fund.  Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics.

The Fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

12

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds

13

with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

14

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a

15

reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered

16

speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to

17

dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Warrants Risk - If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may

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invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced

19

commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

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Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Christopher A. Jones, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Jones joined Wellington Management as an investment professional in 1994.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-

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adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.650% of the first $500 million, 0.600% of the next $500 million, 0.595% of the next $1.5 billion, 0.590% of the next $2.5 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

25

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1

29

year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

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·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may

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include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

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·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

35

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

40

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

42

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

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generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

55

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

56

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

57

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Barclays U.S. Corporate High-Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

58

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

59

The Hartford High Yield Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.20	$7.37	$6.73	$5.52	$7.92
Investment Operations:
Net investment income (loss)	0.44	0.53	0.59	0.59	0.58
Net realized and unrealized gain (loss) on investments	0.33	(0.17)	0.65	1.22	(2.40)
Total from investment operations	0.77	0.36	1.24	1.81	(1.82)
Distributions:
Net investment income	(0.44)	(0.53)	(0.60)	(0.60)	(0.58)
Total distributions	(0.44)	(0.53)	(0.60)	(0.60)	(0.58)
Net asset value, end of period	$7.53	$7.20	$7.37	$6.73	$5.52
Total Return(b)	11.00%	4.95%	19.14%	35.01%	(24.40)%
Net assets at end of period (in thousands)	$365,718	$280,568	$284,606	$202,256	$117,343
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.12%	1.14%	1.20%	1.30%	1.30%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.05%	1.20%	1.15%	1.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.05%	1.20%	1.15%	1.15%
Ratio of net investment income to average net assets	5.97%	7.19%	8.43%	10.16%	8.07%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

60

The Hartford High Yield Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.17	$7.34	$6.71	$5.51	$7.91
Investment Operations:
Net investment income (loss)	0.38	0.48	0.54	0.55	0.53
Net realized and unrealized gain (loss) on investments	0.33	(0.17)	0.64	1.21	(2.41)
Total from investment operations	0.71	0.31	1.18	1.76	(1.88)
Distributions:
Net investment income	(0.38)	(0.48)	(0.55)	(0.56)	(0.52)
Total distributions	(0.38)	(0.48)	(0.55)	(0.56)	(0.52)
Net asset value, end of period	$7.50	$7.17	$7.34	$6.71	$5.51
Total Return(b)	10.24%	4.19%	18.17%	34.05%	(25.00)%
Net assets at end of period (in thousands)	$10,990	$13,007	$19,919	$22,749	$17,838
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.00%	1.99%	2.06%	2.18%	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.80%	1.80%	1.95%	1.80%	1.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.80%	1.80%	1.95%	1.80%	1.87%
Ratio of net investment income to average net assets	5.28%	6.45%	7.73%	9.54%	7.34%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

61

The Hartford High Yield Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.18	$7.35	$6.71	$5.51	$7.91
Investment Operations:
Net investment income (loss)	0.38	0.47	0.54	0.54	0.53
Net realized and unrealized gain (loss) on investments	0.33	(0.16)	0.65	1.21	(2.41)
Total from investment operations	0.71	0.31	1.19	1.75	(1.88)
Distributions:
Net investment income	(0.38)	(0.48)	(0.55)	(0.55)	(0.52)
Total distributions	(0.38)	(0.48)	(0.55)	(0.55)	(0.52)
Net asset value, end of period	$7.51	$7.18	$7.35	$6.71	$5.51
Total Return(b)	10.23%	4.20%	18.38%	33.90%	(25.01)%
Net assets at end of period (in thousands)	$103,639	$102,694	$85,523	$51,777	$21,634
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.82%	1.83%	1.89%	1.96%	1.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.79%	1.80%	1.89%	1.90%	1.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.79%	1.80%	1.89%	1.90%	1.90%
Ratio of net investment income to average net assets	5.24%	6.43%	7.73%	9.41%	7.30%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

62

The Hartford High Yield Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.23	$7.39	$6.74	$5.53	$7.93
Investment Operations:
Net investment income (loss)	0.46	0.55	0.61	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.34	(0.16)	0.66	1.21	(2.40)
Total from investment operations	0.80	0.39	1.27	1.82	(1.80)
Distributions:
Net investment income	(0.46)	(0.55)	(0.62)	(0.61)	(0.60)
Total distributions	(0.46)	(0.55)	(0.62)	(0.61)	(0.60)
Net asset value, end of period	$7.57	$7.23	$7.39	$6.74	$5.53
Total Return(b)	11.39%	5.36%	19.63%	35.30%	(24.11)%
Net assets at end of period (in thousands)	$64,195	$86,138	$21,098	$2,068	$777
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.83%	0.82%	0.88%	0.86%	0.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.80%	0.79%	0.88%	0.86%	0.82%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.80%	0.79%	0.88%	0.86%	0.82%
Ratio of net investment income to average net assets	6.24%	7.38%	8.51%	10.36%	8.82%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

63

The Hartford High Yield Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.20	$7.36	$6.73	$5.52	$7.93
Investment Operations:
Net investment income (loss)	0.42	0.51	0.56	0.57	0.56
Net realized and unrealized gain (loss) on investments	0.33	(0.16)	0.65	1.22	(2.41)
Total from investment operations	0.75	0.35	1.21	1.79	(1.85)
Distributions:
Net investment income	(0.42)	(0.51)	(0.58)	(0.58)	(0.56)
Total distributions	(0.42)	(0.51)	(0.58)	(0.58)	(0.56)
Net asset value, end of period	$7.53	$7.20	$7.36	$6.73	$5.52
Total Return(b)	10.68%	4.79%	18.70%	34.68%	(24.70)%
Net assets at end of period (in thousands)	$1,934	$1,423	$371	$166	$14
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.49%	1.51%	1.61%	1.69%	1.63%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.45%	1.40%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.45%	1.40%	1.40%
Ratio of net investment income to average net assets	5.65%	6.85%	8.16%	9.89%	7.93%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

64

The Hartford High Yield Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.20	$7.37	$6.73	$5.53	$7.93
Investment Operations:
Net investment income (loss)	0.44	0.53	0.59	0.59	0.59
Net realized and unrealized gain (loss) on investments	0.34	(0.17)	0.65	1.21	(2.41)
Total from investment operations	0.78	0.36	1.24	1.80	(1.82)
Distributions:
Net investment income	(0.44)	(0.53)	(0.60)	(0.60)	(0.58)
Total distributions	(0.44)	(0.53)	(0.60)	(0.60)	(0.58)
Net asset value, end of period	$7.54	$7.20	$7.37	$6.73	$5.53
Total Return(b)	11.15%	4.95%	19.20%	34.83%	(24.32)%
Net assets at end of period (in thousands)	$1,191	$483	$318	$18	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.19%	1.27%	1.36%	1.19%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.05%	1.15%	1.10%	1.10%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.05%	1.15%	1.10%	1.10%
Ratio of net investment income to average net assets	5.85%	7.13%	8.24%	10.21%	8.15%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

65

The Hartford High Yield Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.20	$7.37	$6.73	$5.53	$7.93
Investment Operations:
Net investment income (loss)	0.46	0.56	0.61	0.60	0.60
Net realized and unrealized gain (loss) on investments	0.33	(0.18)	0.65	1.21	(2.40)
Total from investment operations	0.79	0.38	1.26	1.81	(1.80)
Distributions:
Net investment income	(0.46)	(0.55)	(0.62)	(0.61)	(0.60)
Total distributions	(0.46)	(0.55)	(0.62)	(0.61)	(0.60)
Net asset value, end of period	$7.53	$7.20	$7.37	$6.73	$5.53
Total Return(b)	11.34%	5.27%	19.51%	35.11%	(24.16)%
Net assets at end of period (in thousands)	$431	$321	$492	$11	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.84%	0.90%	0.89%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.75%	0.88%	0.89%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.75%	0.75%	0.88%	0.89%	0.90%
Ratio of net investment income to average net assets	6.25%	7.45%	8.52%	10.46%	8.35%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

66

The Hartford High Yield Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011	2010	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$7.19	$7.36	$6.73	$5.53	$7.93
Investment Operations:
Net investment income (loss)	0.47	0.57	0.62	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.33	(0.18)	0.64	1.21	(2.40)
Total from investment operations	0.80	0.39	1.26	1.82	(1.80)
Distributions:
Net investment income	(0.46)	(0.56)	(0.63)	(0.62)	(0.60)
Total distributions	(0.46)	(0.56)	(0.63)	(0.62)	(0.60)
Net asset value, end of period	$7.53	$7.19	$7.36	$6.73	$5.53
Total Return(b)	11.55%	5.32%	19.47%	35.21%	(24.09)%
Net assets at end of period (in thousands)	$15,468	$20,136	$44,553	$49,568	$13,394
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.73%	0.73%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.70%	0.70%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.70%	0.70%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets	6.39%	7.53%	8.85%	10.50%	8.57%
Portfolio turnover rate(d)	138%	117%	141%	182%	111%

67

The Hartford High Yield Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.05%
B	1.80%
C	1.79%
I	0.80%
R3	1.35%
R4	1.05%
R5	0.75%
Y	0.70%

68

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

69

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-HY14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Inflation Plus Fund

Prospectus

March 1, 2014

Class	Ticker
A	HIPAX
B	HIPBX
C	HIPCX
I	HIPIX
R3	HIPRX
R4	HIPSX
R5	HIPTX
Y	HIPYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INFLATION PLUS FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total

4

annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 1.20% (Class R3), 0.90% (Class R4), 0.60% (Class R5) and 0.55% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in inflation-protected debt securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a real

5

yield perspective consistent with total return.  The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury.  The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments.  The Fund will also opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities.  The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers.  The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk or for other investment purposes.  The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Inflation Protected Securities Risk - The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease.  Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

6

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been

7

satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                 Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

8

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

9

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Lindsay T. Politi	Vice President and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$ 2,000 for all accounts except: $ 250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$ 250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related

10

companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in inflation-protected debt securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a real yield perspective consistent with total return.  The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury.  The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments.  The Fund will also opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities.  The Fund normally invests at least 80% of its net assets in securities of “investment grade” quality.  The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers.  The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk or for other investment purposes.  The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may trade securities actively.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. The investment process begins with the development of an interest rate and inflation outlook developed by Wellington Management’s Inflation-Linked Bond Investment Team. Sector allocations between U.S. Treasury inflation-protected securities and other security types are determined by the portfolio manager and made on the basis of relative value and in light of the Team’s inflation forecast. Individual security selection decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Risk is monitored throughout the investment process and managed at the security, sector, and total Fund level.

Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-protected debt securities may be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

12

Inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies.  The Fund may also utilize securities lending arrangements and reverse repurchase transactions.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories.  Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.  Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”.  The Fund normally will maintain an average credit quality that is equivalent to at least “Aa3” by Moody’s.  There is no limit on the maturity of debt securities held by the Fund or the average maturity of the Fund’s portfolio.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Inflation-Protected Securities Risk - The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation-protected debt security. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) is relatively new and may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

13

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a

14

reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed

15

securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

16

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts

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do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may

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be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery

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may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to

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such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 10% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments.

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In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.  The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no

22

coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Lindsay T. Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Ms. Politi joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of

25

transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.500% of the first $500 million, 0.450% of the next $500 million, 0.445% of the next $1.5 billion, 0.440% of the next $2.5 billion, 0.430% of the next $5 billion and 0.420% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain

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total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

28

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

29

to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)       As a percentage of the Fund’s average net assets.

(2)       Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)       No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows.  The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge.  However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment.  The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund.  This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total

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dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers.  The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds.  This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please

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note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level.  Acceptance of the purchase order is subject to confirmation of qualification.  The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.            Read this prospectus carefully.

2.            Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.            Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.            Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

52

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

55

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

56

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains

57

are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

58

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

59

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

The Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return.  To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues dominated in U.S. currency, and have maturities of 1 to 10 years.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

62

The Hartford Inflation Plus Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(b)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.36	$12.27	$11.39	$9.78	$10.66
Investment Operations:
Net investment income (loss)	0.08	0.35	0.17	0.09	0.60
Net realized and unrealized gain (loss) on investments	0.80	0.58	0.96	1.59	(0.87)
Total from investment operations	0.88	0.93	1.13	1.68	(0.27)
Distributions:
Net investment income	(0.07)	(0.32)	(0.18)	(0.07)	(0.61)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.59)	(0.84)	(0.25)	(0.07)	(0.61)
Net asset value, end of period	$12.65	$12.36	$12.27	$11.39	$9.78
Total Return(c)	7.41%	8.19%	10.06%	17.20%	(3.08)%
Net assets at end of period (in thousands)	$851,003	$836,386	$822,952	$608,161	$307,863
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.86%	0.87%	0.92%	0.96%	1.01%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.85%	0.85%	0.90%	0.85%	0.91%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.85%	0.85%	0.90%	0.85%	0.85%
Ratio of net investment income to average net assets	0.69%	2.89%	1.52%	0.89%	5.60%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

63

The Hartford Inflation Plus Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.22	$12.16	$11.30	$9.76	$10.64
Investment Operations:
Net investment income (loss)	(0.01)	0.26	0.09	(0.07)	0.53
Net realized and unrealized gain (loss) on investments	0.79	0.57	0.95	1.66	(0.88)
Total from investment operations	0.78	0.83	1.04	1.59	(0.35)
Distributions:
Net investment income	(0.04)	(0.25)	(0.11)	(0.05)	(0.53)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.56)	(0.77)	(0.18)	(0.05)	(0.53)
Net asset value, end of period	$12.44	$12.22	$12.16	$11.30	$9.76
Total Return(c)	6.65%	7.35%	9.28%	16.30%	(3.81)%
Net assets at end of period (in thousands)	$53,262	$72,383	$103,313	$95,935	$75,789
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.66%	1.67%	1.71%	1.75%	1.80%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.60%	1.60%	1.65%	1.60%	1.66%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.60%	1.60%	1.65%	1.60%	1.60%
Ratio of net investment income to average net assets	(0.11)%	2.14%	0.77%	(0.64)%	4.82%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

64

The Hartford Inflation Plus Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.21	$12.15	$11.29	$9.75	$10.63
Investment Operations:
Net investment income (loss)	(0.01)	0.26	0.08	(0.01)	0.52
Net realized and unrealized gain (loss) on investments	0.79	0.57	0.96	1.60	(0.87)
Total from investment operations	0.78	0.83	1.04	1.59	(0.35)
Distributions:
Net investment income	(0.04)	(0.25)	(0.11)	(0.05)	(0.53)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.56)	(0.77)	(0.18)	(0.05)	(0.53)
Net asset value, end of period	$12.43	$12.21	$12.15	$11.29	$9.75
Total Return(c)	6.66%	7.36%	9.28%	16.32%	(3.82)%
Net assets at end of period (in thousands)	$717,899	$678,916	$674,801	$463,764	$241,305
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.59%	1.60%	1.65%	1.69%	1.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.59%	1.60%	1.65%	1.60%	1.66%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.59%	1.60%	1.65%	1.60%	1.60%
Ratio of net investment income to average net assets	(0.04)%	2.16%	0.75%	(0.07)%	4.86%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

65

The Hartford Inflation Plus Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.44	$12.34	$11.45	$9.81	$10.68
Investment Operations:
Net investment income (loss)	0.11	0.37	0.20	0.19	0.62
Net realized and unrealized gain (loss) on investments	0.81	0.59	0.96	1.52	(0.85)
Total from investment operations	0.92	0.96	1.16	1.71	(0.23)
Distributions:
Net investment income	(0.08)	(0.34)	(0.20)	(0.07)	(0.64)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.60)	(0.86)	(0.27)	(0.07)	(0.64)
Net asset value, end of period	$12.76	$12.44	$12.34	$11.45	$9.81
Total Return(c)	7.70%	8.45%	10.32%	17.53%	(2.74)%
Net assets at end of period (in thousands)	$297,985	$300,497	$243,916	$137,773	$27,135
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.64%	0.64%	0.71%	0.74%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.60%	0.60%	0.65%	0.60%	0.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.60%	0.60%	0.65%	0.60%	0.60%
Ratio of net investment income to average net assets	0.91%	3.19%	1.74%	1.92%	5.28%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

66

The Hartford Inflation Plus Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.31	$12.23	$11.36	$9.78	$10.67
Investment Operations:
Net investment income (loss)	0.05	0.30	0.12	0.26	0.53
Net realized and unrealized gain (loss) on investments	0.78	0.59	0.96	1.38	(0.85)
Total from investment operations	0.83	0.89	1.08	1.64	(0.32)
Distributions:
Net investment income	(0.05)	(0.29)	(0.14)	(0.06)	(0.57)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.57)	(0.81)	(0.21)	(0.06)	(0.57)
Net asset value, end of period	$12.57	$12.31	$12.23	$11.36	$9.78
Total Return(c)	7.07%	7.83%	9.67%	16.78%	(3.56)%
Net assets at end of period (in thousands)	$94,112	$65,208	$33,638	$5,355	$216
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.21%	1.22%	1.29%	1.38%	1.43%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	1.20%	1.20%	1.25%	1.25%	1.30%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	1.20%	1.20%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.41%	2.70%	1.09%	2.73%	5.63%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

67

The Hartford Inflation Plus Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.37	$12.28	$11.40	$9.79	$10.67
Investment Operations:
Net investment income (loss)	0.08	0.34	0.15	0.30	0.57
Net realized and unrealized gain (loss) on investments	0.80	0.58	0.97	1.37	(0.86)
Total from investment operations	0.88	0.92	1.12	1.67	(0.29)
Distributions:
Net investment income	(0.07)	(0.31)	(0.17)	(0.06)	(0.59)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.59)	(0.83)	(0.24)	(0.06)	(0.59)
Net asset value, end of period	$12.66	$12.37	$12.28	$11.40	$9.79
Total Return(c)	7.39%	8.14%	9.97%	17.14%	(3.23)%
Net assets at end of period (in thousands)	$41,261	$25,566	$14,398	$2,758	$17
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.91%	0.92%	0.98%	1.02%	1.12%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.90%	0.90%	0.97%	1.00%	1.06%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.90%	0.90%	0.97%	1.00%	1.00%
Ratio of net investment income to average net assets	0.69%	2.93%	1.35%	3.07%	5.29%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

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The Hartford Inflation Plus Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.42	$12.31	$11.42	$9.80	$10.68
Investment Operations:
Net investment income (loss)	0.13	0.36	0.18	0.30	0.58
Net realized and unrealized gain (loss) on investments	0.78	0.61	0.98	1.39	(0.83)
Total from investment operations	0.91	0.97	1.16	1.69	(0.25)
Distributions:
Net investment income	(0.08)	(0.34)	(0.20)	(0.07)	(0.63)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.60)	(0.86)	(0.27)	(0.07)	(0.63)
Net asset value, end of period	$12.73	$12.42	$12.31	$11.42	$9.80
Total Return(c)	7.63%	8.55%	10.30%	17.30%	(2.94)%
Net assets at end of period (in thousands)	$8,096	$14,764	$2,878	$258	$28
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.62%	0.63%	0.68%	0.76%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.60%	0.60%	0.67%	0.76%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.60%	0.60%	0.67%	0.76%	0.70%
Ratio of net investment income to average net assets	1.05%	3.69%	1.60%	2.91%	4.92%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

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The Hartford Inflation Plus Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.44	$12.33	$11.43	$9.80	$10.69
Investment Operations:
Net investment income (loss)	0.12	0.39	0.21	0.02	0.66
Net realized and unrealized gain (loss) on investments	0.80	0.59	0.97	1.68	(0.91)
Total from investment operations	0.92	0.98	1.18	1.70	(0.25)
Distributions:
Net investment income	(0.08)	(0.35)	(0.21)	(0.07)	(0.64)
Net realized gain on investments	(0.52)	(0.52)	(0.07)	—	—
Total distributions	(0.60)	(0.87)	(0.28)	(0.07)	(0.64)
Net asset value, end of period	$12.76	$12.44	$12.33	$11.43	$9.80
Total Return(c)	7.73%	8.63%	10.49%	17.44%	(2.90)%
Net assets at end of period (in thousands)	$378,089	$299,096	$318,524	$165,637	$138,292
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.50%	0.51%	0.57%	0.59%	0.65%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.50%	0.51%	0.57%	0.59%	0.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.50%	0.51%	0.57%	0.59%	0.60%
Ratio of net investment income to average net assets	0.99%	3.37%	1.88%	0.16%	5.85%
Portfolio turnover rate(e)	102%	232%	322%	145%	437%

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The Hartford Inflation Plus Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Class L was merged into Class A on August 5, 2011.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(e)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.85%
B	1.60%
C	1.59%
I	0.60%
R3	1.20%
R4	0.90%
R5	0.60%
Y	0.50%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

72

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IP14
March 1, 2014

73

Preliminary Prospectus dated [     ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford International Growth Fund

Prospectus

March 1, 2014

Class	Ticker
A	HNCAX
B	HNCBX
C	HNCCX
I	HNCJX
R3	HNCRX
R4	HNCSX
R5	HNCTX
Y	HNCYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL GROWTH FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.55% (Class A), 2.30% (Class B), 2.30% (Class C), 1.30% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in globally competitive growth companies within sectors with favorable

5

industry trends, as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country.  Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection.  The Fund may invest up to 25% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies.  The Fund may trade securities actively.  The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

6

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

8

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Jean-Marc Berteaux	Senior Vice President and Equity Portfolio Manager	2001

John A. Boselli, CFA	Senior Vice President and Equity Portfolio Manager	2009

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related

9

services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in globally competitive growth companies within sectors with favorable industry trends, as selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers.  The Fund diversifies its investments among a number of different sectors and countries throughout the world, with no limit on the amount of assets that may be invested in each sector or country.  Although some consideration is given to ensuring sector and country diversification, allocation of investments among sectors and countries is primarily the result of security selection.  The Fund may invest up to 25% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies.  The Fund may trade securities actively.  The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach.

Each investment approach is focused on capital appreciation, and together the investment strategies represent an opportunistic, diversified fund profile that invests in globally competitive growth companies within growing sectors.  The universe of mid to large capitalization companies is based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) but may also include companies that are not components of the index.  The team and global industry analysts research this universe to identify companies that they believe exhibit industry leadership and strong management, above expected earnings growth, and clear earnings drivers.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase

11

to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they

12

tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

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Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in

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these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

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Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

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Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund employs a multiple portfolio manager structure whereby the Fund is divided into segments (“Sub-Portfolios”), each under a separate portfolio manager or team.  The Fund’s portfolio managers are Jean-Marc Berteaux and John Boselli, CFA.  The Sub-Portfolios are managed independently of each other and each portfolio manager has full discretion to manage its Sub-Portfolio.  Allocations to a portfolio manager may change at any time based on market conditions and/or Fund performance.

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Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2009 and has been involved in portfolio management and securities analysis for the Fund since 2001.  Mr. Berteaux joined Wellington Management as an investment professional in 2001.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager affiliated with Wellington Management, has served as portfolio manager for the Fund since 2009.  Mr. Boselli joined Wellington Management as an investment professional in 2002.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.800% of the next $500 million, 0.750% of the next $4 billion, 0.7475% of the next $5 billion and 0.745% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31,

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2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

32

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

37

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

39

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

41

may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

46

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [     ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[     ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [     ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[     ] million in total Servicing Payments and these Servicing Payments did not exceed $[     ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

51

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

52

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

53

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford International Growth Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.25	$9.61	$8.00	$7.07	$18.93
Investment Operations:
Net investment income (loss)	0.07	0.06	0.05	0.08	0.05
Net realized and unrealized gain (loss) on investments	0.51	(0.42)	1.71	0.85	(9.50)
Total from investment operations	0.58	(0.36)	1.76	0.93	(9.45)
Distributions:
Net investment income	(0.08)	—	(0.15)	—	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.08)	—	(0.15)	—	(2.41)
Net asset value, end of period	$9.75	$9.25	$9.61	$8.00	$7.07
Total Return(b)	6.33%	(3.75)%	22.29%	13.15%	(56.94)%
Net assets at end of period (in thousands)	$83,324	$101,400	$134,685	$141,506	$181,826
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.68%	1.58%	1.67%	1.83%	1.48%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.50%	1.50%	1.55%	1.39%	1.48%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.50%	1.50%	1.55%	1.39%	1.48%
Ratio of net investment income to average net assets	0.72%	0.58%	0.58%	1.20%	0.36%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights - Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.57	$8.96	$7.50	$6.65	$18.08
Investment Operations:
Net investment income (loss)	—	(0.02)	(0.01)	0.05	(0.05)
Net realized and unrealized gain (loss) on investments	0.47	(0.37)	1.59	0.80	(8.97)
Total from investment operations	0.47	(0.39)	1.58	0.85	(9.02)
Distributions:
Net investment income	—	—	(0.12)	—	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	—	—	(0.12)	—	(2.41)
Net asset value, end of period	$9.04	$8.57	$8.96	$7.50	$6.65
Total Return(b)	5.48%	(4.35)%	21.30%	12.78%	(57.28)%
Net assets at end of period (in thousands)	$8,974	$12,013	$16,390	$17,558	$19,208
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.67%	2.54%	2.63%	2.89%	2.39%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.25%	2.25%	2.30%	1.82%	2.25%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.25%	2.25%	2.30%	1.82%	2.25%
Ratio of net investment income to average net assets	(0.03)%	(0.17)%	(0.17)%	0.74%	(0.40)%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.57	$8.97	$7.48	$6.66	$18.10
Investment Operations:
Net investment income (loss)	—	(0.02)	(0.01)	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	0.47	(0.38)	1.60	0.80	(8.98)
Total from investment operations	0.47	(0.40)	1.59	0.82	(9.03)
Distributions:
Net investment income	—	—	(0.10)	—	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	—	—	(0.10)	—	(2.41)
Net asset value, end of period	$9.04	$8.57	$8.97	$7.48	$6.66
Total Return(b)	5.50%	(4.46)%	21.41%	12.31%	(57.27)%
Net assets at end of period (in thousands)	$12,465	$14,806	$19,892	$20,105	$24,658
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.39%	2.31%	2.38%	2.54%	2.21%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.25%	2.25%	2.30%	2.17%	2.21%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.25%	2.25%	2.30%	2.17%	2.21%
Ratio of net investment income to average net assets	(0.02)%	(0.17)%	(0.17)%	0.38%	(0.37)%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$9.53	$7.95	$7.04	$18.79
Investment Operations:
Net investment income (loss)	0.10	0.11	0.08	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.50	(0.43)	1.69	0.82	(9.35)
Total from investment operations	0.60	(0.32)	1.77	0.95	(9.34)
Distributions:
Net investment income	(0.11)	—	(0.19)	(0.04)	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.11)	—	(0.19)	(0.04)	(2.41)
Net asset value, end of period	$9.70	$9.21	$9.53	$7.95	$7.04
Total Return(b)	6.63%	(3.36)%	22.65%	13.59%	(56.75)%
Net assets at end of period (in thousands)	$5,585	$5,354	$6,674	$13,136	$86,331
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.28%	1.21%	1.21%	1.75%	1.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.21%	1.17%	1.21%	0.95%	1.03%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.21%	1.17%	1.21%	0.95%	1.03%
Ratio of net investment income to average net assets	1.08%	1.06%	0.88%	1.95%	0.13%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.33	$9.70	$8.08	$7.18	$19.24
Investment Operations:
Net investment income (loss)	0.06	0.05	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.51	(0.42)	1.73	0.86	(9.66)
Total from investment operations	0.57	(0.37)	1.76	0.90	(9.65)
Distributions:
Net investment income	(0.08)	—	(0.14)	—	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.08)	—	(0.14)	—	(2.41)
Net asset value, end of period	$9.82	$9.33	$9.70	$8.08	$7.18
Total Return(b)	6.23%	(3.81)%	22.05%	12.53%	(57.08)%
Net assets at end of period (in thousands)	$700	$777	$583	$395	$293
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.83%	1.79%	1.84%	2.06%	1.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.60%	1.76%	1.85%	1.85%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.60%	1.76%	1.85%	1.85%
Ratio of net investment income to average net assets	0.65%	0.47%	0.40%	0.57%	0.09%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.45	$9.79	$8.14	$7.23	$19.30
Investment Operations:
Net investment income (loss)	0.09	0.09	0.06	0.07	0.02
Net realized and unrealized gain (loss) on investments	0.53	(0.43)	1.75	0.86	(9.68)
Total from investment operations	0.62	(0.34)	1.81	0.93	(9.66)
Distributions:
Net investment income	(0.04)	—	(0.16)	(0.02)	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.04)	—	(0.16)	(0.02)	(2.41)
Net asset value, end of period	$10.03	$9.45	$9.79	$8.14	$7.23
Total Return(b)	6.61%	(3.47)%	22.52%	12.96%	(56.94)%
Net assets at end of period (in thousands)	$718	$1,335	$400	$305	$139
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.46%	1.39%	1.46%	1.51%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.30%	1.30%	1.44%	1.40%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.30%	1.30%	1.44%	1.40%	1.47%
Ratio of net investment income to average net assets	0.98%	0.88%	0.67%	1.00%	0.15%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.58	$9.90	$8.21	$7.28	$19.35
Investment Operations:
Net investment income (loss)	0.12	0.12	0.09	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.52	(0.44)	1.77	0.87	(9.76)
Total from investment operations	0.64	(0.32)	1.86	0.96	(9.66)
Distributions:
Net investment income	(0.13)	—	(0.17)	(0.03)	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.13)	—	(0.17)	(0.03)	(2.41)
Net asset value, end of period	$10.09	$9.58	$9.90	$8.21	$7.28
Total Return(b)	6.87%	(3.23)%	22.99%	13.29%	(56.77)%
Net assets at end of period (in thousands)	$117	$139	$110	$7	$6
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.16%	1.09%	1.08%	1.44%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.00%	1.08%	1.25%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.00%	1.08%	1.25%	1.08%
Ratio of net investment income to average net assets	1.21%	1.14%	1.08%	1.31%	0.76%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.61	$9.93	$8.24	$7.30	$19.38
Investment Operations:
Net investment income (loss)	0.12	0.12	0.12	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.53	(0.44)	1.76	0.88	(9.79)
Total from investment operations	0.65	(0.32)	1.88	0.98	(9.67)
Distributions:
Net investment income	(0.14)	—	(0.19)	(0.04)	—
Net realized gain on investments	—	—	—	—	(2.41)
Total distributions	(0.14)	—	(0.19)	(0.04)	(2.41)
Net asset value, end of period	$10.12	$9.61	$9.93	$8.24	$7.30
Total Return(b)	6.93%	(3.22)%	23.17%	13.52%	(56.72)%
Net assets at end of period (in thousands)	$2,834	$3,237	$3,491	$6,357	$54,257
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.02%	0.98%	1.05%	1.05%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.95%	0.95%	1.05%	0.96%	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.95%	0.95%	1.05%	0.96%	0.99%
Ratio of net investment income to average net assets	1.29%	1.13%	1.36%	1.35%	0.92%
Portfolio turnover rate(d)	106%	88%	110%	392%	359%

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The Hartford International Growth Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.50%
B	2.25%
C	2.25%
I	1.21%
R3	1.60%
R4	1.30%
R5	1.00%
Y	0.95%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

66

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IG14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford International Opportunities Fund

Prospectus

March 1, 2014

Class	Ticker
A	IHOAX
B	HIOBX
C	HIOCX
I	IHOIX
R3	IHORX
R4	IHOSX
R5	IHOTX
Y	HAOYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class A), 2.05% (Class B), 2.05% (Class C),  1.05% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in stocks issued by non-U.S. companies that trade in foreign markets

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that are generally considered to be well established.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.  The Fund may invest the greater of 25% or the weight of emerging markets in the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”) plus 10% of its net assets in companies domiciled in emerging markets.  The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics in the range of the MSCI AC World ex USA Index.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), conducts fundamental research on individual companies to identify securities for purchase or sale.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow

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product lines and niche markets, they can suffer severely from isolated business setbacks.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are

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calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Nicolas M. Choumenkovitch	Senior Vice President and Equity Portfolio Manager	2000

Tara Connolly Stilwell, CFA	Vice President and Equity Portfolio Manager	2008

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in stocks issued by non-U.S. companies that trade in foreign markets that are generally considered to be well established.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.  The Fund may invest the greater of 25% or the weight of emerging markets in the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”) plus 10% of its net assets in companies domiciled in emerging markets.  The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics in the range of the MSCI AC World ex USA Index.  The Fund may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), conducts fundamental research on individual companies to identify securities for purchase or sale.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The Fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

As of December 31, 2013, the range of market capitalizations of companies in the MSCI AC World ex USA Index was between approximately $[      ] million and $[      ] billion.  The Fund may also invest in depositary receipts.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

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Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of

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investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

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Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can

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also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Depositary Receipts Risk — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation.  European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.  The Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

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Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the

15

“1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not

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described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund

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since 2010 and has been involved in securities analysis for the Fund since 2008. Ms. Stilwell joined Wellington Management as an investment professional in 2008.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.640% of the next $1.5 billion, 0.635% of the next $2.5 billion, 0.630% of the next $5 billion, and 0.625% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

19

and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

21

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

22

to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

24

total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

25

this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

44

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

45

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

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basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 30, 2008.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford International Opportunities Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.67	$14.68	$12.62	$10.23	$21.79
Investment Operations:
Net investment income (loss)	0.18	0.14	0.07	0.13	0.19
Net realized and unrealized gain (loss) on investments	0.79	(1.14)	2.14	2.50	(8.49)
Total from investment operations	0.97	(1.00)	2.21	2.63	(8.30)
Distributions:
Net investment income	(0.15)	(0.01)	(0.15)	(0.24)	(0.06)
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.15)	(0.01)	(0.15)	(0.24)	(3.26)
Net asset value, end of period	$14.49	$13.67	$14.68	$12.62	$10.23
Total Return(b)	7.28%	(6.80)%	17.56%	26.36%	(44.50)%
Net assets at end of period (in thousands)	$264,957	$261,920	$310,049	$207,600	$151,147
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.36%	1.34%	1.47%	1.65%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.30%	1.30%	1.42%	1.42%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.30%	1.30%	1.42%	1.42%	1.47%
Ratio of net investment income to average net assets	1.30%	0.96%	0.54%	1.20%	1.23%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

56

The Hartford International Opportunities Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.56	$13.58	$11.65	$9.40	$20.34
Investment Operations:
Net investment income (loss)	0.07	0.02	(0.03)	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.74	(1.04)	1.97	2.31	(7.81)
Total from investment operations	0.81	(1.02)	1.94	2.39	(7.74)
Distributions:
Net investment income	(0.05)	—	(0.01)	(0.14)	—
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.05)	—	(0.01)	(0.14)	(3.20)
Net asset value, end of period	$13.32	$12.56	$13.58	$11.65	$9.40
Total Return(b)	6.46%	(7.51)%	16.70%	25.85%	(44.86)%
Net assets at end of period (in thousands)	$9,358	$11,877	$16,434	$17,390	$17,068
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.44%	2.33%	2.44%	2.74%	2.45%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.05%	2.05%	2.19%	1.84%	2.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.05%	2.05%	2.19%	1.84%	2.11%
Ratio of net investment income to average net assets	0.55%	0.16%	(0.24)%	0.85%	0.50%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

57

The Hartford International Opportunities Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.37	$13.37	$11.46	$9.29	$20.16
Investment Operations:
Net investment income (loss)	0.07	0.03	(0.02)	0.04	0.08
Net realized and unrealized gain (loss) on investments	0.72	(1.03)	1.94	2.28	(7.75)
Total from investment operations	0.79	(1.00)	1.92	2.32	(7.67)
Distributions:
Net investment income	(0.06)	—	(0.01)	(0.15)	—
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.06)	—	(0.01)	(0.15)	(3.20)
Net asset value, end of period	$13.10	$12.37	$13.37	$11.46	$9.29
Total Return(b)	6.48%	(7.48)%	16.72%	25.38%	(44.92)%
Net assets at end of period (in thousands)	$32,044	$33,621	$37,671	$28,852	$23,743
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.06%	2.04%	2.16%	2.34%	2.20%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.05%	2.04%	2.15%	2.23%	2.20%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.05%	2.04%	2.15%	2.23%	2.20%
Ratio of net investment income to average net assets	0.56%	0.19%	(0.19)%	0.45%	0.54%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

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The Hartford International Opportunities Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.65	$14.62	$12.59	$10.25	$17.53
Investment Operations:
Net investment income (loss)	0.22	0.20	0.13	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.80	(1.15)	2.12	2.60	(7.34)
Total from investment operations	1.02	(0.95)	2.25	2.65	(7.28)
Distributions:
Net investment income	(0.22)	(0.02)	(0.22)	(0.31)	—
Total distributions	(0.22)	(0.02)	(0.22)	(0.31)	—
Net asset value, end of period	$14.45	$13.65	$14.62	$12.59	$10.25
Total Return(b)	7.68%	(6.49)%	18.01%	26.81%	(41.53	)%(f)
Net assets at end of period (in thousands)	$31,190	$18,801	$10,933	$2,230	$143
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.97%	0.97%	1.08%	1.25%	1.00	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.97%	0.97%	1.08%	1.23%	1.00	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.97%	0.97%	1.08%	1.23%	1.00	%(g)
Ratio of net investment income to average net assets	1.60%	1.39%	1.02%	0.51%	1.19	%(g)
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

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The Hartford International Opportunities Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.90	$14.95	$12.88	$10.51	$22.33
Investment Operations:
Net investment income (loss)	0.15	0.13	0.05	0.08	0.18
Net realized and unrealized gain (loss) on investments	0.81	(1.17)	2.17	2.56	(8.77)
Total from investment operations	0.96	(1.04)	2.22	2.64	(8.59)
Distributions:
Net investment income	(0.16)	(0.01)	(0.15)	(0.27)	(0.03)
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.16)	(0.01)	(0.15)	(0.27)	(3.23)
Net asset value, end of period	$14.70	$13.90	$14.95	$12.88	$10.51
Total Return(b)	7.05%	(6.97)%	17.28%	25.94%	(44.70)%
Net assets at end of period (in thousands)	$18,786	$10,727	$4,413	$466	$74
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.52%	1.54%	1.63%	1.85%	1.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.50%	1.50%	1.59%	1.82%	1.79%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.50%	1.50%	1.59%	1.82%	1.79%
Ratio of net investment income to average net assets	1.10%	0.89%	0.38%	0.72%	1.13%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

60

The Hartford International Opportunities Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.07	$15.10	$12.98	$10.58	$22.39
Investment Operations:
Net investment income (loss)	0.21	0.17	0.08	0.14	0.05
Net realized and unrealized gain (loss) on investments	0.80	(1.18)	2.22	2.56	(8.59)
Total from investment operations	1.01	(1.01)	2.30	2.70	(8.54)
Distributions:
Net investment income	(0.19)	(0.02)	(0.18)	(0.30)	(0.07)
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.19)	(0.02)	(0.18)	(0.30)	(3.27)
Net asset value, end of period	$14.89	$14.07	$15.10	$12.98	$10.58
Total Return(b)	7.40%	(6.73)%	17.76%	26.42%	(44.39)%
Net assets at end of period (in thousands)	$42,803	$11,406	$7,066	$1,769	$1,003
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.20%	1.23%	1.29%	1.38%	1.52%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.20%	1.20%	1.27%	1.38%	1.52%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.20%	1.20%	1.27%	1.38%	1.52%
Ratio of net investment income to average net assets	1.45%	1.12%	0.63%	1.29%	0.54%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

61

The Hartford International Opportunities Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.16	$15.15	$13.04	$10.60	$22.45
Investment Operations:
Net investment income (loss)	0.25	0.18	0.14	0.08	0.25
Net realized and unrealized gain (loss) on investments	0.80	(1.15)	2.21	2.66	(8.78)
Total from investment operations	1.05	(0.97)	2.35	2.74	(8.53)
Distributions:
Net investment income	(0.23)	(0.02)	(0.24)	(0.30)	(0.12)
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.23)	(0.02)	(0.24)	(0.30)	(3.32)
Net asset value, end of period	$14.98	$14.16	$15.15	$13.04	$10.60
Total Return(b)	7.67%	(6.40)%	18.12%	26.67%	(44.32)%
Net assets at end of period (in thousands)	$35,803	$21,285	$2,704	$210	$10
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.91%	0.94%	0.99%	1.09%	1.10%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.90%	0.90%	0.97%	1.09%	1.10%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.90%	0.90%	0.97%	1.09%	1.10%
Ratio of net investment income to average net assets	1.73%	1.22%	1.04%	0.62%	1.57%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

62

The Hartford International Opportunities Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.20	$15.19	$13.07	$10.62	$22.48
Investment Operations:
Net investment income (loss)	0.19	0.21	0.14	0.19	0.29
Net realized and unrealized gain (loss) on investments	0.89	(1.17)	2.22	2.57	(8.81)
Total from investment operations	1.08	(0.96)	2.36	2.76	(8.52)
Distributions:
Net investment income	(0.24)	(0.03)	(0.24)	(0.31)	(0.14)
Net realized gain on investments	—	—	—	—	(3.20)
Total distributions	(0.24)	(0.03)	(0.24)	(0.31)	(3.34)
Net asset value, end of period	$15.04	$14.20	$15.19	$13.07	$10.62
Total Return(b)	7.83%	(6.37)%	18.20%	26.94%	(44.22)%
Net assets at end of period (in thousands)	$467,786	$114,791	$189,576	$133,962	$71,555
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.79%	0.82%	0.90%	0.96%	0.94%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.79%	0.82%	0.90%	0.96%	0.94%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.79%	0.82%	0.90%	0.96%	0.94%
Ratio of net investment income to average net assets	1.34%	1.38%	1.05%	1.73%	1.74%
Portfolio turnover rate(d)	98%	122%	106%	168%	150%

63

The Hartford International Opportunities Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(d)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)          Commenced operations on May 30, 2008.

(f)           Not annualized.

(g)          Annualized.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.30%
B	2.05%
C	2.05%
I	0.97%
R3	1.50%
R4	1.20%
R5	0.90%
Y	0.78%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-IO14
March 1, 2014

66

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford International Small Company Fund

Prospectus

March 1, 2014

Class	Ticker
A	HNSAX
B	HNSBX
C	HNSCX
I	HNSJX
R3	HNSRX
R4	HNSSX
R5	HNSTX
Y	HNSYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired

4

fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.60% (Class A), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [      ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of

5

foreign small-capitalization companies.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The Fund may trade securities actively.  The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have significant potential for capital appreciation.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC SmallCap Index.  As of December 31, 2013 this range was approximately $[    ] million to $[      ] billion.  The Fund may invest up to 15% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

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Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest [      ]% ([      ] quarter, 20[    ])   Lowest [      ]% ([      ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A

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shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Simon H. Thomas	Senior Vice President and Equity Portfolio Manager	2002

Daniel Maguire, CFA	Director and Equity Research Analyst	2004

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, including non-dollar securities, of foreign small-capitalization companies.  The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country.  The Fund may trade securities actively.  The Fund’s investment approach is to invest in equity securities of foreign issuers that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have significant potential for capital appreciation.

The Fund defines small capitalization companies as companies with a market capitalization within the range of the S&P EPAC SmallCap Index.  As of December 31, 2013 this range was approximately $[    ] million to $[      ] billion.  The Fund may invest up to 15% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. The investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation.  The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.

Wellington Management looks to identify companies that it believes have a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery.

Valuation analysis focuses on uncovering the intrinsic value of companies, and Wellington Management buys companies that it believes are attractive on an absolute basis.  Wellington Management applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

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·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available

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information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

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Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the

15

“1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy

16

that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

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A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Simon H. Thomas, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2002.  Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Director and Equity Research Analyst affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2004.

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Mr. Maguire joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.             Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

31

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

45

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

47

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

51

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010.  Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford International Small Company Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.03	$12.56	$10.74	$7.45	$17.99
Investment Operations:
Net investment income (loss)	0.08	0.07	0.02	0.08	0.10
Net realized and unrealized gain (loss) on investments	1.06	(0.47)	1.92	3.21	(8.53)
Total from investment operations	1.14	(0.40)	1.94	3.29	(8.43)
Distributions:
Net investment income	(0.03)	(0.13)	(0.12)	—	(0.16)
Net realized gain on investments	—	—	—	—	(1.95)
Total distributions	(0.03)	(0.13)	(0.12)	—	(2.11)
Net asset value, end of period	$13.14	$12.03	$12.56	$10.74	$7.45
Total Return(b)	9.56%	(3.28)%	18.22%	44.16%	(52.67)%
Net assets at end of period (in thousands)	$47,109	$50,854	$53,514	$53,517	$48,739
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.61%	1.59%	1.63%	1.81%	1.52%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.55%	1.55%	1.57%	1.39%	1.52%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.55%	1.55%	1.57%	1.39%	1.52%
Ratio of net investment income to average net assets	0.59%	0.51%	0.14%	0.64%	0.79%
Portfolio turnover rate(d)	61%	69%	97%	151%	121%

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The Hartford International Small Company Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.47	$11.97	$10.28	$7.16	$17.35
Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.07)	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.03	(0.43)	1.84	3.10	(8.20)
Total from investment operations	1.00	(0.47)	1.77	3.12	(8.18)
Distributions:
Net investment income	—	(0.03)	(0.08)	—	(0.06)
Net realized gain on investments	—	—	—	—	(1.95)
Total distributions	—	(0.03)	(0.08)	—	(2.01)
Net asset value, end of period	$12.47	$11.47	$11.97	$10.28	$7.16
Total Return(b)	8.72%	(3.91)%	17.28%	43.58%	(52.96)%
Net assets at end of period (in thousands)	$4,973	$6,188	$7,850	$8,798	$7,392
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.62%	2.55%	2.60%	2.89%	2.53%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.30%	2.30%	2.32%	1.80%	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.30%	2.30%	2.32%	1.80%	2.13%
Ratio of net investment income to average net assets	(0.20)%	(0.29)%	(0.63)%	0.25%	0.18%
Portfolio turnover rate(d)	61%	69%	97%	151%	121%

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The Hartford International Small Company Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.28	$11.78	$10.10	$7.06	$17.16
Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.07)	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.00	(0.43)	1.80	3.05	(8.08)
Total from investment operations	0.98	(0.46)	1.73	3.04	(8.08)
Distributions:
Net investment income	—	(0.04)	(0.05)	—	(0.07)
Net realized gain on investments	—	—	—	—	(1.95)
Total distributions	—	(0.04)	(0.05)	—	(2.02)
Net asset value, end of period	$12.26	$11.28	$11.78	$10.10	$7.06
Total Return(b)	8.69%	(3.93)%	17.23%	43.06%	(53.00)%
Net assets at end of period (in thousands)	$8,647	$9,420	$11,103	$11,713	$10,563
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.37%	2.34%	2.37%	2.55%	2.28%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.30%	2.30%	2.32%	2.14%	2.28%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.30%	2.30%	2.32%	2.14%	2.28%
Ratio of net investment income to average net assets	(0.17)%	(0.27)%	(0.62)%	(0.10)%	0.02%
Portfolio turnover rate(d)	61%	69%	97%	151%	121%

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The Hartford International Small Company Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.00	$12.53	$10.70	$7.47	$18.02
Investment Operations:
Net investment income (loss)	0.13	0.12	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments	1.06	(0.46)	1.91	3.23	(8.48)
Total from investment operations	1.19	(0.34)	1.98	3.29	(8.37)
Distributions:
Net investment income	(0.10)	(0.19)	(0.15)	(0.06)	(0.23)
Net realized gain on investments	—	—	—	—	(1.95)
Total distributions	(0.10)	(0.19)	(0.15)	(0.06)	(2.18)
Net asset value, end of period	$13.09	$12.00	$12.53	$10.70	$7.47
Total Return(b)	10.08%	(2.82)%	18.76%	44.32%	(52.43)%
Net assets at end of period (in thousands)	$8,781	$7,309	$7,698	$7,255	$1,497
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.06%	1.09%	1.08%	1.09%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.07%	1.08%	1.09%	1.16%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.07%	1.08%	1.09%	1.16%
Ratio of net investment income to average net assets	1.12%	0.94%	0.63%	0.59%	1.23%
Portfolio turnover rate(d)	61%	69%	97%	151%	121%

59

The Hartford International Small Company Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.16	$12.72	$10.20
Investment Operations:
Net investment income (loss)	0.08	0.09	—
Net realized and unrealized gain (loss) on investments	1.06	(0.50)	2.52
Total from investment operations	1.14	(0.41)	2.52
Distributions:
Net investment income	(0.06)	(0.15)	—
Total distributions	(0.06)	(0.15)	—
Net asset value, end of period	$13.24	$12.16	$12.72
Total Return(b)	9.44%	(3.31)%	24.71	%(f)
Net assets at end of period (in thousands)	$4,297	$2,065	$125
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.71%	1.71%	1.73	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.65%	1.65%	1.65	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.65%	1.65%	1.65	%(g)
Ratio of net investment income to average net assets	0.62%	0.73%	0.08	%(g)
Portfolio turnover rate(d)	61%	69%	97%

60

The Hartford International Small Company Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.20	$12.74	$10.20
Investment Operations:
Net investment income (loss)	0.12	0.12	0.02
Net realized and unrealized gain (loss) on investments	1.06	(0.50)	2.52
Total from investment operations	1.18	(0.38)	2.54
Distributions:
Net investment income	(0.09)	(0.16)	—
Total distributions	(0.09)	(0.16)	—
Net asset value, end of period	$13.29	$12.20	$12.74
Total Return(b)	9.81%	(3.10)%	24.90	%(f)
Net assets at end of period (in thousands)	$1,802	$356	$125
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.41%	1.44%	1.43	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.36	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.36	%(g)
Ratio of net investment income to average net assets	0.95%	0.90%	0.38	%(g)
Portfolio turnover rate(d)	61%	69%	97%

61

The Hartford International Small Company Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.22	$12.75	$10.20
Investment Operations:
Net investment income (loss)	0.14	0.13	0.04
Net realized and unrealized gain (loss) on investments	1.08	(0.47)	2.51
Total from investment operations	1.22	(0.34)	2.55
Distributions:
Net investment income	(0.10)	(0.19)	—
Total distributions	(0.10)	(0.19)	—
Net asset value, end of period	$13.34	$12.22	$12.75
Total Return(b)	10.17%	(2.77)%	25.00	%(f)
Net assets at end of period (in thousands)	$164	$126	$125
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.15%	1.12%	1.12	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.05%	1.05%	1.06	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.05%	1.05%	1.06	%(g)
Ratio of net investment income to average net assets	1.15%	0.99%	0.68	%(g)
Portfolio turnover rate(d)	61%	69%	97%

62

The Hartford International Small Company Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.23	$12.76	$10.89	$7.60	$18.26
Investment Operations:
Net investment income (loss)	0.13	0.14	0.07	0.09	0.18
Net realized and unrealized gain (loss) on investments	1.09	(0.48)	1.96	3.27	(8.66)
Total from investment operations	1.22	(0.34)	2.03	3.36	(8.48)
Distributions:
Net investment income	(0.11)	(0.19)	(0.16)	(0.07)	(0.23)
Net realized gain on investments	—	—	—	—	(1.95)
Total distributions	(0.11)	(0.19)	(0.16)	(0.07)	(2.18)
Net asset value, end of period	$13.34	$12.23	$12.76	$10.89	$7.60
Total Return(b)	10.14%	(2.72)%	18.83%	44.48%	(52.32)%
Net assets at end of period (in thousands)	$162,036	$105,329	$111,493	$85,937	$55,020
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.01%	1.02%	1.02%	1.05%	1.01%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.00%	1.02%	1.05%	1.01%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.00%	1.02%	1.05%	1.01%
Ratio of net investment income to average net assets	1.11%	1.03%	0.68%	1.06%	1.36%
Portfolio turnover rate(d)	61%	69%	97%	151%	121%

63

The Hartford International Small Company Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on May 28, 2010.
(f)	Not annualized.
(g)	Annualized.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.55%
B	2.30%
C	2.30%
I	1.05%
R3	1.65%
R4	1.35%
R5	1.05%
Y	1.00%

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-ISC14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford International Value Fund

Prospectus

March 1, 2014

Class	Ticker
A	HILAX
C	HILCX
I	HILIX
R3	HILRX
R4	HILSX
R5	HILTX
Y	HILYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD INTERNATIONAL VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class A), 2.15% (Class C),  1.15% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28,

4

2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [      ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations.  The sub-adviser focuses on stocks that trade at a discount to market value that the sub-adviser believes are undervalued.  The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets

5

that may be invested in any one sector or country.  The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities.  The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or

6

lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([      ] quarter, 20[    ])   Lowest  [      ]% ([      ] quarter, 20[    ])

7

Please see the “Related Composite Performance” section in the Fund’s prospectus for performance information for other accounts managed by Wellington Management with investment objectives and strategies substantially similar to those of the Fund.

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/28/10)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
MSCI EAFE Value Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
James H. Shakin, CFA	Senior Vice President and Equity Portfolio Manager	2013

8

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests primarily in equity securities of foreign issuers, including non-dollar securities and securities of emerging market issuers. The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses fundamental analysis to screen for companies it believes represent attractive investments due to low price, low valuation and/or low market expectations.  The sub-adviser focuses on stocks that trade at a discount to market value that the sub-adviser believes are undervalued.  The Fund may invest among a number of different sectors and countries throughout the world with no limit on the amount of assets that may be invested in any one sector or country.  The Fund may invest in securities of issuers of any market capitalization, including small capitalization securities.  The Fund may invest up to 25% of its net assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets and may trade securities actively.

The securities in which the Fund may invest include real estate related securities, convertible bonds, preferred stock, rights, warrants, exchange-traded funds (“ETFs”), and similar liquid equity equivalents, as well as debt securities, cash and cash equivalents, and derivative instruments.  The Fund may also use derivatives investments for both hedging purposes and to gain exposure to certain issuers or market sectors.  The derivatives in which the Fund may invest may include exchange and over-the-counter traded transactions including, but not limited to, swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options and spot transactions) and similar derivatives instruments or combinations thereof.

The Fund employs a “bottom-up” approach to investing, which uses fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies that have above average total return prospects (projected earnings growth rate plus dividend yield) with below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. When making investments, the Fund seeks overlooked or misunderstood companies in viable, growing businesses with solid financial strength. In addition, typical candidates for investment are often in industries that are temporarily out of favor and under-researched by institutions.

Portfolio construction is driven primarily by security selection. Secondary consideration is given to economic analysis in establishing sector and industry weightings.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                 higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

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Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or

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lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase

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may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell

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such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the

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Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

James H. Shakin, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2013.  Mr. Shakin joined Wellington Management as an investment professional in 1986.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-

18

adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.800% of the next $500 million, 0.750% of the next $4 billion, 0.7475% of the next $5 billion and 0.7450% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5

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shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase.	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using

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standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from

23

your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans

24

receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-

25

dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

26

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

29

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

30

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

31

to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

32

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

34

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

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days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

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not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

44

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

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First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

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Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

48

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

49

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

50

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

52

RELATED COMPOSITE PERFORMANCE

The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the Fund. Wellington Management’s International Contrarian Value composite consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s International Contrarian Value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all International Contrarian Value portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest management fee applicable to any account in the composite.

The accounts that are included in Wellington Management’s International Contrarian Value composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.

The historical performance of Wellington Management’s International Contrarian Value composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “SUMMARY SECTION — Past Performance.”  The performance of Wellington Management’s International Contrarian Value composite represents its performance managing International Contrarian Value portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who

53

managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.

While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.

WELLINGTON MANAGEMENT INTERNATIONAL CONTRARIAN VALUE COMPOSITE PERFORMANCE*

Average Annual Total Returns for the Periods Ended December 31, 2013:

	1 Year		5 Years		Since Inception (11/30/2007)
Composite (Net of Class A expenses and maximum Class A sales charge)	[ ]	%	[ ]	%	[ ]	%
Composite (Net of Class A expenses but excluding Class A sales charges)	[ ]	%	[ ]	%	[ ]	%
Composite (Gross)	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Value Index	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Index	[ ]	%	[ ]	%	[ ]	%

Total Returns For the Periods Ended December 31, 2012:

	2007**		2008		2009		2010		2011		2012		2013
Composite (Net of Class A expenses but excluding Class A sales charges)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Composite (Gross)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Value Index	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Index	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

* This is not the performance of the Fund. As of December 31, 2013, the International Contrarian Value composite was composed of [    ] accounts, totaling approximately $[      ] million.

** Returns reflect performance beginning December 1, 2007

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011 and October 31, 2010 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

55

The Hartford International Value Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.28	$11.82	$10.00
Investment Operations:
Net investment income (loss)	0.18	0.18	0.02
Net realized and unrealized gain (loss) on investments	0.45	(0.45)	1.80
Total from investment operations	0.63	(0.27)	1.82
Distributions:
Net investment income	(0.08)	(0.02)	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.08)	(0.27)	—
Net asset value, end of period	$11.83	$11.28	$11.82
Total Return(c)	5.68%	(2.37)%	18.20	%(d)
Net assets at end of period (in thousands)	$4,126	$3,629	$1,765
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.57%	1.69%	3.05	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.40%	1.34%	1.27	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.40%	1.34%	1.27	%(f)
Ratio of net investment income to average net assets	1.64%	1.50%	0.50	%(f)
Portfolio turnover rate(g)	137%	112%	47%

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The Hartford International Value Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.19	$11.79	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.46	(0.44)	1.80
Total from investment operations	0.56	(0.35)	1.79
Distributions:
Net realized gain on investments	—	(0.25)	—
Total distributions	—	(0.25)	—
Net asset value, end of period	$11.75	$11.19	$11.79
Total Return(c)	5.00%	(3.10)%	17.90	%(d)
Net assets at end of period (in thousands)	$901	$859	$695
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	2.18%	2.37%	3.76	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	2.09%	2.02%	1.98	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	2.09%	2.02%	1.98	%(f)
Ratio of net investment income to average net assets	0.94%	0.74%	(0.28	)%(f)
Portfolio turnover rate(g)	137%	112%	47%

57

The Hartford International Value Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.32	$11.84	$10.00
Investment Operations:
Net investment income (loss)	0.23	0.22	0.03
Net realized and unrealized gain (loss) on investments	0.45	(0.45)	1.81
Total from investment operations	0.68	(0.23)	1.84
Distributions:
Net investment income	(0.11)	(0.04)	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.11)	(0.29)	—
Net asset value, end of period	$11.89	$11.32	$11.84
Total Return(c)	6.14%	(2.07)%	18.40	%(d)
Net assets at end of period (in thousands)	$615	$621	$601
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.09%	1.34%	2.75	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.00%	1.00%	0.97	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.00%	1.00%	0.97	%(f)
Ratio of net investment income to average net assets	2.02%	1.85%	0.67	%(f)
Portfolio turnover rate(g)	137%	112%	47%

58

The Hartford International Value Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.26	$11.81	$10.00
Investment Operations:
Net investment income (loss)	0.16	0.15	—
Net realized and unrealized gain (loss) on investments	0.45	(0.45)	1.81
Total from investment operations	0.61	(0.30)	1.81
Distributions:
Net investment income	(0.04)	—	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.04)	(0.25)	—
Net asset value, end of period	$11.83	$11.26	$11.81
Total Return(c)	5.47%	(2.67)%	18.10	%(d)
Net assets at end of period (in thousands)	$641	$597	$609
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.80%	2.05%	3.45	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.60%	1.60%	1.62	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.60%	1.60%	1.62	%(f)
Ratio of net investment income to average net assets	1.41%	1.22%	0.02	%(f)
Portfolio turnover rate(g)	137%	112%	47%

59

The Hartford International Value Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.29	$11.82	$10.00
Investment Operations:
Net investment income (loss)	0.19	0.18	0.01
Net realized and unrealized gain (loss) on investments	0.46	(0.45)	1.81
Total from investment operations	0.65	(0.27)	1.82
Distributions:
Net investment income	(0.08)	(0.01)	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.08)	(0.26)	—
Net asset value, end of period	$11.86	$11.29	$11.82
Total Return(c)	5.80%	(2.34)%	18.20	%(d)
Net assets at end of period (in thousands)	$611	$577	$591
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.49%	1.74%	3.15	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.30%	1.30%	1.32	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.30%	1.30%	1.32	%(f)
Ratio of net investment income to average net assets	1.72%	1.52%	0.33	%(f)
Portfolio turnover rate(g)	137%	112%	47%

60

The Hartford International Value Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.32	$11.84	$10.00
Investment Operations:
Net investment income (loss)	0.23	0.22	0.03
Net realized and unrealized gain (loss) on investments	0.45	(0.46)	1.81
Total from investment operations	0.68	(0.24)	1.84
Distributions:
Net investment income	(0.11)	(0.03)	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.11)	(0.28)	—
Net asset value, end of period	$11.89	$11.32	$11.84
Total Return(c)	6.15%	(2.09)%	18.40	%(d)
Net assets at end of period (in thousands)	$615	$580	$592
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.19%	1.44%	2.85	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	1.00%	1.00%	1.02	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	1.00%	1.00%	1.02	%(f)
Ratio of net investment income to average net assets	2.02%	1.82%	0.63	%(f)
Portfolio turnover rate(g)	137%	112%	47%

61

The Hartford International Value Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.34	$11.84	$10.00
Investment Operations:
Net investment income (loss)	0.28	0.20	0.03
Net realized and unrealized gain (loss) on investments	0.42	(0.41)	1.81
Total from investment operations	0.70	(0.21)	1.84
Distributions:
Net investment income	(0.13)	(0.04)	—
Net realized gain on investments	—	(0.25)	—
Total distributions	(0.13)	(0.29)	—
Net asset value, end of period	$11.91	$11.34	$11.84
Total Return(c)	6.32%	(1.90)%	18.40	%(d)
Net assets at end of period (in thousands)	$27,906	$130,450	$1,777
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(e)	1.01%	1.10%	2.75	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(e)	0.92%	0.76%	0.97	%(f)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(e)	0.92%	0.76%	0.97	%(f)
Ratio of net investment income to average net assets	2.50%	1.70%	0.68	%(f)
Portfolio turnover rate(g)	137%	112%	47%

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The Hartford International Value Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Commenced operations on May 28, 2010.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Annualized.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.39%
C	2.08%
I	0.99%
R3	1.59%
R4	1.29%
R5	0.99%
Y	0.91%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:	MFPRO-IV14
The Hartford Mutual Funds, Inc. 811-07589	March 1, 2014

Preliminary Prospectus dated [        ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford MidCap Fund

Prospectus

March 1, 2014

Class	Ticker
A	HFMCX
B	HAMBX
C	HMDCX
I	HFMIX
R3	HFMRX
R4	HFMSX
R5	HFMTX
Y	HMDYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD MIDCAP FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.37% (Class A), 1.12% (Class I), 1.50% (Class R3),

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1.20% (Class R4) and 0.90% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [      ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in

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common stocks of mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  The Fund favors high-quality companies.  The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.

The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2013, this range was approximately $[      ] million to $[      ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

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·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [      ]% ([      ] quarter, 20[      ])   Lowest  [      ]% ([      ] quarter, 20[      ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013
(including sales charges)

	1 Year		5 Years		10 Years
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
S&P MidCap 400 Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Vice President and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Vice President and Equity Portfolio Manager	2004

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in stocks selected by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), on the basis of potential for capital appreciation.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  The Fund favors high-quality companies.  The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.

The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2013, this range was approximately $[      ] million to $[      ] billion.

The Fund uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale.  Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

10

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying

11

degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

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·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value

13

of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income

14

securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

15

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of

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that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Philip W. Ruedi, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2011.  Mr. Ruedi has also been involved in portfolio management for the Fund since 2010 and for other clients of the firm for at least the past five years. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.

Mark A. Whitaker, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010

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and for other clients of the firm for at least the past five years. Mr. Whitaker has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)       As a percentage of the Fund’s average net assets.

(2)       Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)       No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.            Read this prospectus carefully.

2.            Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.            Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.            Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

44

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

45

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [    ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

47

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [    ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[    ] million in total Servicing Payments and these Servicing Payments did not exceed $[    ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[    ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

51

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on February 27, 2009.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 29, 2009.  Class R3, Class R4 and Class R5 share performance prior to May 29, 2009 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [    ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford MidCap Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.67	$20.16	$16.20	$14.55	$26.89
Investment Operations:
Net investment income (loss)	0.05	0.02	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.22	0.49	4.00	1.67	(8.25)
Total from investment operations	2.27	0.51	3.96	1.65	(8.27)
Distributions:
Net investment income	—	—	—	—	(0.11)
Net realized gain on investments	(2.50)	—	—	—	(3.96)
Total distributions	(2.50)	—	—	—	(4.07)
Net asset value, end of period	$20.44	$20.67	$20.16	$16.20	$14.55
Total Return(b)	13.47%	2.53%	24.44%	11.34%	(35.56)%
Net assets at end of period (in thousands)	$1,536,203	$1,754,028	$2,275,785	$1,718,214	$1,310,085
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.23%	1.21%	1.25%	1.36%	1.23%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.23%	1.21%	1.25%	1.36%	1.23%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.23%	1.21%	1.25%	1.36%	1.23%
Ratio of net investment income to average net assets	0.25%	0.09%	(0.24)%	(0.14)%	(0.09)%
Portfolio turnover rate(d)	45%	70%	56%	91%	94%

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The Hartford MidCap Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$17.77	$17.48	$14.16	$12.81	$24.23
Investment Operations:
Net investment income (loss)	(0.10)	(0.14)	(0.17)	(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments	1.83	0.43	3.49	1.46	(7.30)
Total from investment operations	1.73	0.29	3.32	1.35	(7.46)
Distributions:
Net realized gain on investments	(2.50)	—	—	—	(3.96)
Total distributions	(2.50)	—	—	—	(3.96)
Net asset value, end of period	$17.00	$17.77	$17.48	$14.16	$12.81
Total Return(b)	12.50%	1.66%	23.45%	10.54%	(36.07)%
Net assets at end of period (in thousands)	$30,803	$44,266	$108,330	$137,032	$195,738
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.16%	2.06%	2.05%	2.17%	2.01%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.08%	2.06%	2.05%	2.11%	2.01%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.08%	2.06%	2.05%	2.11%	2.01%
Ratio of net investment income to average net assets	(0.62)%	(0.72)%	(1.03)%	(0.85)%	(0.86)%
Portfolio turnover rate(d)	45%	70%	56%	91%	94%

57

The Hartford MidCap Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.01	$17.68	$14.30	$12.93	$24.40
Investment Operations:
Net investment income (loss)	(0.08)	(0.12)	(0.15)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.86	0.45	3.53	1.47	(7.37)
Total from investment operations	1.78	0.33	3.38	1.37	(7.51)
Distributions:
Net realized gain on investments	(2.50)	—	—	—	(3.96)
Total distributions	(2.50)	—	—	—	(3.96)
Net asset value, end of period	$17.29	$18.01	$17.68	$14.30	$12.93
Total Return(b)	12.63%	1.87%	23.64%	10.60%	(36.01)%
Net assets at end of period (in thousands)	$380,413	$422,515	$448,592	$353,413	$274,583
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.93%	1.91%	1.93%	2.01%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.93%	1.91%	1.93%	2.01%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.93%	1.91%	1.93%	2.01%	1.92%
Ratio of net investment income to average net assets	(0.45)%	(0.63)%	(0.92)%	(0.80)%	(0.77)%
Portfolio turnover rate(d)	45%	70%	56%	91%	94%

58

The Hartford MidCap Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.85	$20.28	$16.25	$12.12
Investment Operations:
Net investment income (loss)	0.09	0.09	—	(0.01)
Net realized and unrealized gain (loss) on investments	2.25	0.48	4.03	4.14
Total from investment operations	2.34	0.57	4.03	4.13
Distributions:
Net investment income	(0.04)	—	—	—
Net realized gain on investments	(2.50)	—	—	—
Total distributions	(2.54)	—	—	—
Net asset value, end of period	$20.65	$20.85	$20.28	$16.25
Total Return(b)	13.78%	2.81%	24.80%	34.08	%(f)
Net assets at end of period (in thousands)	$213,875	$324,002	$541,255	$111,661
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.99%	0.92%	0.96%	1.03	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.99%	0.92%	0.96%	1.03	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.99%	0.92%	0.96%	1.03	%(g)
Ratio of net investment income to average net assets	0.48%	0.40%	0.01%	(0.07	)%(g)
Portfolio turnover rate(d)	45%	70%	56%	91%

59

The Hartford MidCap Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$22.32	$21.82	$17.58	$15.90
Investment Operations:
Net investment income (loss)	—	(0.05)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	2.43	0.55	4.35	1.73
Total from investment operations	2.43	0.50	4.24	1.68
Distributions:
Net realized gain on investments	(2.50)	—	—	—
Total distributions	(2.50)	—	—	—
Net asset value, end of period	$22.25	$22.32	$21.82	$17.58
Total Return(b)	13.16%	2.29%	24.12%	10.57	%(f)
Net assets at end of period (in thousands)	$37,776	$40,311	$22,038	$638
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.49%	1.48%	1.49%	1.50	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.49%	1.48%	1.49%	1.50	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.49%	1.48%	1.49%	1.50	%(g)
Ratio of net investment income to average net assets	(0.01)%	(0.23)%	(0.57)%	(0.70	)%(g)
Portfolio turnover rate(d)	45%	70%	56%	91%

60

The Hartford MidCap Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$22.49	$21.92	$17.60	$15.90
Investment Operations:
Net investment income (loss)	0.06	0.02	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.46	0.55	4.36	1.72
Total from investment operations	2.52	0.57	4.32	1.70
Distributions:
Net realized gain on investments	(2.50)	—	—	—
Total distributions	(2.50)	—	—	—
Net asset value, end of period	$22.51	$22.49	$21.92	$17.60
Total Return(b)	13.50%	2.60%	24.55%	10.69	%(f)
Net assets at end of period (in thousands)	$57,799	$65,550	$41,422	$3,354
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.18%	1.18%	1.18%	1.18	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.18%	1.18%	1.18%	1.18	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.18%	1.18%	1.18%	1.18	%(g)
Ratio of net investment income to average net assets	0.29%	0.07%	(0.23)%	(0.28	)%(g)
Portfolio turnover rate(d)	45%	70%	56%	91%

61

The Hartford MidCap Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$22.66	$22.02	$17.62	$15.90
Investment Operations:
Net investment income (loss)	0.13	0.09	0.01	—
Net realized and unrealized gain (loss) on investments	2.47	0.55	4.39	1.72
Total from investment operations	2.60	0.64	4.40	1.72
Distributions:
Net investment income	(0.07)	—	—	—
Net realized gain on investments	(2.50)	—	—	—
Total distributions	(2.57)	—	—	—
Net asset value, end of period	$22.69	$22.66	$22.02	$17.62
Total Return(b)	13.85%	2.91%	24.97%	10.82	%(f)
Net assets at end of period (in thousands)	$66,039	$73,192	$47,915	$693
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.88%	0.87%	0.88%	0.88	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.88%	0.87%	0.88%	0.88	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.88%	0.87%	0.88%	0.88	%(g)
Ratio of net investment income to average net assets	0.59%	0.38%	0.05%	(0.01	)%(g)
Portfolio turnover rate(d)	45%	70%	56%	91%

62

The Hartford MidCap Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$22.71	$22.05	$17.63	$15.75	$28.74
Investment Operations:
Net investment income (loss)	0.15	0.12	0.05	0.06	0.08
Net realized and unrealized gain (loss) on investments	2.48	0.54	4.37	1.82	(8.91)
Total from investment operations	2.63	0.66	4.42	1.88	(8.83)
Distributions:
Net investment income	(0.09)	—	—	—	(0.20)
Net realized gain on investments	(2.50)	—	—	—	(3.96)
Total distributions	(2.59)	—	—	—	(4.16)
Net asset value, end of period	$22.75	$22.71	$22.05	$17.63	$15.75
Total Return(b)	13.98%	2.99%	25.07%	11.94%	(35.28)%
Net assets at end of period (in thousands)	$642,084	$678,566	$556,046	$242,996	$163,339
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.78%	0.77%	0.78%	0.81%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.78%	0.77%	0.78%	0.81%	0.79%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.78%	0.77%	0.78%	0.81%	0.79%
Ratio of net investment income to average net assets	0.70%	0.50%	0.23%	0.39%	0.36%
Portfolio turnover rate(d)	45%	70%	56%	91%	94%

63

The Hartford MidCap Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)

(d)         Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)          Commenced operations on February 27, 2009.

(f)           Not annualized.

(g)          Annualized.

(h)         Commenced operations on May 29, 2009.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.22%
B	2.07%
C	1.93%
I	0.98%
R3	1.48%
R4	1.18%
R5	0.87%
Y	0.77%

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MC14
March 1, 2014

Preliminary Prospectus dated [          ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford MidCap Value Fund

Prospectus

March 1, 2014

Class	Ticker
A	HMVAX
B	HMVBX
C	HMVCX
I	HMVJX
R3	HMVRX
R4	HMVSX
R5	HMVTX
Y	HMVYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD MIDCAP VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [       ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)        Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C),

4

1.10% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [       ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the

5

marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2013, this range was approximately $[       ] million to $[       ] billion.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

6

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest       [        ]% ([       ] quarter, 20[       ])   Lowest  [        ]% ([        ] quarter, 20[       ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

	1 Year		5 Years		10 Years
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 2500 Value Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Russell Midcap Value Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
James N. Mordy	Senior Vice President and Equity Portfolio Manager	2001

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2013, this range was approximately $[       ] million to $[        ] billion.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

Valuation techniques are a key component of the Fund’s investment approach.  A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio.  Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

·                  attractive valuation,

·                  a strong management team, and

·                  strong industry position.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could

10

increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

11

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in

12

these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial

13

restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to

14

accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain

15

Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

16

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[       ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[        ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-

18

adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.590% of the next $5 billion, and 0.585% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [        ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [        ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

19

CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

20

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)       As a percentage of the Fund’s average net assets.

(2)       Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)       No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

30

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

37

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

44

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [          ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[       ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [          ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[          ] million in total Servicing Payments and these Servicing Payments did not exceed $[          ] million for any one Servicing Intermediary.

47

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[          ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

48

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

49

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

50

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

51

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

52

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 28, 2010.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010.  Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

53

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [          ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

54

The Hartford MidCap Value Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)		2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.75	$10.69	$8.37		$6.53	$14.80
Investment Operations:
Net investment income (loss)	0.08	0.01	—		0.04	0.02
Net realized and unrealized gain (loss) on investments	1.80	0.05	2.33		1.82	(5.81)
Total from investment operations	1.88	0.06	2.33		1.86	(5.79)
Distributions:
Net investment income	(0.05)	—	(0.01)		(0.02)	—
Net realized gain on investments	—	—	—		—	(2.48)
Total distributions	(0.05)	—	(0.01)		(0.02)	(2.48)
Net asset value, end of period	$12.58	$10.75	$10.69		$8.37	$6.53
Total Return(b)	17.55%	0.56%	27.83%		28.63%	(46.26)%
Net assets at end of period (in thousands)	$159,104	$147,222	$176,359		$127,459	$127,999
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.38%	1.38%	1.44%		1.60%	1.44%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.35%	1.35%	1.35%		1.21%	1.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.35%	1.35%	1.35%		1.21%	1.40%
Ratio of net investment income to average net assets	0.67%	0.05%	0.01%		0.65%	0.15%
Portfolio turnover rate(d)	59%	54%	48	%(e)	52%	52%

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The Hartford MidCap Value Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)		2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.77	$9.79	$7.72		$6.03	$13.95
Investment Operations:
Net investment income (loss)	(0.02)	(0.07)	(0.06)		0.01	(0.05)
Net realized and unrealized gain (loss) on investments	1.65	0.05	2.13		1.68	(5.39)
Total from investment operations	1.63	(0.02)	2.07		1.69	(5.44)
Distributions:
Net realized gain on investments	—	—	—		—	(2.48)
Total distributions	—	—	—		—	(2.48)
Net asset value, end of period	$11.40	$9.77	$9.79		$7.72	$6.03
Total Return(b)	16.68%	(0.20)%	26.81%		28.03%	(46.64)%
Net assets at end of period (in thousands)	$2,813	$8,100	$14,305		$21,782	$24,329
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.38%	2.32%	2.32%		2.53%	2.31%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.10%	2.10%	2.10%		1.78%	2.06%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.10%	2.10%	2.10%		1.78%	2.06%
Ratio of net investment income to average net assets	(0.21)%	(0.69)%	(0.70)%		0.09%	(0.50)%
Portfolio turnover rate(d)	59%	54%	48	%(e)	52%	52%

56

The Hartford MidCap Value Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)		2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.74	$9.77	$7.70		$6.03	$13.96
Investment Operations:
Net investment income (loss)	—	(0.07)	(0.07)		(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	1.64	0.04	2.14		1.68	(5.39)
Total from investment operations	1.64	(0.03)	2.07		1.67	(5.45)
Distributions:
Net realized gain on investments	—	—	—		—	(2.48)
Total distributions	—	—	—		—	(2.48)
Net asset value, end of period	$11.38	$9.74	$9.77		$7.70	$6.03
Total Return(b)	16.84%	(0.31)%	26.88%		27.69%	(46.68)%
Net assets at end of period (in thousands)	$28,522	$28,939	$30,467		$23,058	$24,418
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.06%	2.09%	2.13%		2.28%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.06%	2.09%	2.10%		2.02%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.06%	2.09%	2.10%		2.02%	2.15%
Ratio of net investment income to average net assets	(0.05)%	(0.70)%	(0.74)%		(0.16)%	(0.59)%
Portfolio turnover rate(d)	59%	54%	48	%(e)	52%	52%

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The Hartford MidCap Value Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.79	$10.72	$9.71
Investment Operations:
Net investment income (loss)	0.12	0.04	—
Net realized and unrealized gain (loss) on investments	1.81	0.05	1.01
Total from investment operations	1.93	0.09	1.01
Distributions:
Net investment income	(0.10)	(0.02)	—
Total distributions	(0.10)	(0.02)	—
Net asset value, end of period	$12.62	$10.79	$10.72
Total Return(b)	18.02%	0.81%	10.40	%(g)
Net assets at end of period (in thousands)	$5,296	$3,459	$254
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.04%	0.95	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	1.04%	0.95	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.00%	1.04%	0.95	%(h)
Ratio of net investment income to average net assets	1.06%	0.34%	0.06	%(h)
Portfolio turnover rate(d)	59%	54%	48	%(e)

58

The Hartford MidCap Value Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.23	$11.20	$10.17
Investment Operations:
Net investment income (loss)	0.06	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.88	0.06	1.05
Total from investment operations	1.94	0.03	1.03
Distributions:
Net investment income	(0.05)	—	—
Total distributions	(0.05)	—	—
Net asset value, end of period	$13.12	$11.23	$11.20
Total Return(b)	17.41%	0.27%	10.13	%(g)
Net assets at end of period (in thousands)	$3,514	$1,584	$110
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.55%	1.60%	1.60	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.55%	1.55%	1.55	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.55%	1.55%	1.55	%(h)
Ratio of net investment income to average net assets	0.50%	(0.23)%	(0.40	)%(h)
Portfolio turnover rate(d)	59%	54%	48	%(e)

59

The Hartford MidCap Value Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.28	$11.21	$10.17
Investment Operations:
Net investment income (loss)	0.10	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.88	0.08	1.04
Total from investment operations	1.98	0.07	1.04
Distributions:
Net investment income	(0.09)	—	—
Total distributions	(0.09)	—	—
Net asset value, end of period	$13.17	$11.28	$11.21
Total Return(b)	17.70%	0.62%	10.23	%(g)
Net assets at end of period (in thousands)	$2,735	$1,523	$110
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.25%	1.29%	1.30	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.25%	1.25%	1.25	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.25%	1.25%	1.25	%(h)
Ratio of net investment income to average net assets	0.79%	(0.05)%	(0.10	)%(h)
Portfolio turnover rate(d)	59%	54%	48	%(e)

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The Hartford MidCap Value Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a),(f)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.31	$11.22	$10.17
Investment Operations:
Net investment income (loss)	0.14	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.88	0.06	1.04
Total from investment operations	2.02	0.11	1.05
Distributions:
Net investment income	(0.10)	(0.02)	—
Total distributions	(0.10)	(0.02)	—
Net asset value, end of period	$13.23	$11.31	$11.22
Total Return(b)	18.07%	0.96%	10.32	%(g)
Net assets at end of period (in thousands)	$311	$136	$111
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	0.99%	1.00	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.95%	0.95%	0.96	%(h)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.95%	0.95%	0.96	%(h)
Ratio of net investment income to average net assets	1.14%	0.43%	0.20	%(h)
Portfolio turnover rate(d)	59%	54%	48	%(e)

61

The Hartford MidCap Value Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)		2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.31	$11.22	$8.77		$6.88	$15.39
Investment Operations:
Net investment income (loss)	0.15	0.06	0.04		0.05	0.05
Net realized and unrealized gain (loss) on investments	1.89	0.06	2.44		1.91	(6.08)
Total from investment operations	2.04	0.12	2.48		1.96	(6.03)
Distributions:
Net investment income	(0.11)	(0.03)	(0.03)		(0.07)	—
Net realized gain on investments	—	—	—		—	(2.48)
Total distributions	(0.11)	(0.03)	(0.03)		(0.07)	(2.48)
Net asset value, end of period	$13.24	$11.31	$11.22		$8.77	$6.88
Total Return(b)	18.22%	1.01%	28.39%		28.89%	(46.00)%
Net assets at end of period (in thousands)	$136,388	$109,944	$96,621		$8,798	$7,983
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.84%	0.88%	0.90%		0.90%	0.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.84%	0.88%	0.90%		0.90%	0.92%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.84%	0.88%	0.90%		0.90%	0.92%
Ratio of net investment income to average net assets	1.24%	0.51%	0.39%		0.93%	0.64%
Portfolio turnover rate(d)	59%	54%	48	%(e)	52%	52%

62

The Hartford MidCap Value Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)

During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

(f)	Commenced operations on May 28, 2010.
(g)	Not annualized.
(h)	Annualized.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.35%
B	2.10%
C	2.06%
I	1.00%
R3	1.55%
R4	1.24%
R5	0.95%
Y	0.84%

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MCV14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Municipal Opportunities Fund

Prospectus

March 1, 2014

Class	Ticker
A	HHMAX
B	HHMBX
C	HHMCX
I	HHMIX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None
Other expenses
Interest expense	[ ]	%	[ ]	%	[ ]	%	[ ]	%
All other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.90% (Class A), 1.65% (Class B), 1.65% (Class C) and 0.65% (Class I).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s

4

transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return.  At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities.  The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.  The Fund may also utilize derivatives, including inverse floaters, to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may also invest in variable rate bonds known as “inverse floaters” which pay interest at

5

rates that bear an inverse relationship to changes in short-term market interest rates.  The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Municipal Securities Risk - Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.  In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in

6

the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates.  As short-term interest rates rise, inverse floaters produce less income and as short-term interest rates fall, inverse floaters produce more income.  The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

7

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser using a modified strategy

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   [    ]% ([    ] quarter, 20[    ])   Lowest  [    ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

[The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.]

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
	1 Year		5 Years		(since 05/31/07)
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Vice President and Fixed Income Portfolio Manager	2012

Brad W. Libby	Vice President and Fixed Income Credit Analyst	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

9

TAX INFORMATION.  The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains.  In addition, interest on certain bonds may be subject to the federal alternative minimum tax.  To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return.  At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities.  The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.  The Fund may also utilize derivatives, including inverse floaters, to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may also invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates.  The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.

Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.  Non-investment grade securities are commonly referred to as “high yield - high risk” or “junk bonds.”  Although the Fund does not have restrictions regarding maturity, the Fund tends to have an average maturity of 5-25 years.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

11

Municipal Securities Risks -  Municipal securities risks include the possibility that the issuer may not be able to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.  These risks include:

·                  General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

·                  Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

·                  Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

·                  Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

·                  Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

·                  Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

12

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

13

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by

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the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates.  As short-term interest rates rise, inverse floaters produce less income and as short-term interest rates fall, inverse floaters produce more income.  The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities.  An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security.  Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

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Taxable Income Risk - The risk that the Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

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Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

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Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated

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with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring

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processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.  The Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at

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www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Timothy D. Haney, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Haney joined Wellington Management as an investment professional in 2005.

Brad W. Libby, Vice President and Fixed Income Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).

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Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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Effective November 1, 2013, the Investment Manager has voluntarily agreed to waive 0.05% of the Fund’s contractual management fee through October 31, 2014. In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from November 1, 2013 through October 31, 2014 to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C) and 0.60% (Class I).

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class A, Class B, Class C and Class I.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-

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controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under	Described under	0.25%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)		Administrative Fee(1)
	the subheading “How Sales Charges are Calculated”	the subheading “How Sales Charges are Calculated”

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%		None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	%	None

Class I	None	None	None		None

(1)       As a percentage of the Fund’s average net assets.

(2)       Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)       No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering

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price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

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YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b)

29

an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would

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have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such

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reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a

32

credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.            Read this prospectus carefully.

2.            Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.            Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional

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application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.            Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A and Class C Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable

35

investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Selling Shares

Class A, Class B and Class C Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

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·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover

37

IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu

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next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange.

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to

39

the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by

40

amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that

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address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by

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Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

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The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

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Payment Requirements — Class A and Class C

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class B and Class C — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

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·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans.  Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

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If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B and Class C

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the

49

potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

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The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott,

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Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.;

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Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxes On Distributions

The Fund intends to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as exempt-interest dividends.  These dividends

54

are not subject to regular federal income tax.  However, the fund may invest up to a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax.  Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax.  The Fund expects that its distributions will consist primarily of exempt-interest dividends.  The Fund’s exempt-interest dividends may be subject to state or local taxes.  Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account.  As a result, any retirement plan investor should consider whether the Fund is an appropriate investment.  Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Any loss realized upon the sale or exchange of Fund shares that you held for less than six months may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Additionally, consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

55

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

56

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

57

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy .  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index.  It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

The Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The Fund has changed its benchmark from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index because the Fund’s investment manager believes that the Barclays Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s investment strategy.

58

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

59

The Hartford Municipal Opportunities Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.01	$8.47	$8.02	$7.27	$9.46
Investment Operations:
Net investment income (loss)	0.34	0.44	0.45	0.42	0.49
Net realized and unrealized gain (loss) on investments	0.65	(0.46)	0.45	0.76	(2.19)
Total from investment operations	0.99	(0.02)	0.90	1.18	(1.70)
Distributions:
Net investment income	(0.34)	(0.44)	(0.45)	(0.43)	(0.49)
Total distributions	(0.34)	(0.44)	(0.45)	(0.43)	(0.49)
Net asset value, end of period	$8.66	$8.01	$8.47	$8.02	$7.27
Total Return(a)	12.58%	0.03%	11.56%	16.93%	(18.60)%
Net assets at end of period (in thousands)	$202,931	$177,569	$238,332	$222,328	$171,281
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.91%	0.94%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.91%	0.93%	0.92%	0.85%	0.40%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.90%	0.90%	0.90%	0.85%	0.40%
Ratio of net investment income to average net assets	4.05%	5.58%	5.49%	5.81%	5.61%
Portfolio turnover rate(b)	51%	41%	15%	26%	65%

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The Hartford Municipal Opportunities Fund

Financial Highlights - Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.01	$8.47	$8.01	$7.26	$9.46
Investment Operations:
Net investment income (loss)	0.28	0.38	0.38	0.36	0.42
Net realized and unrealized gain (loss) on investments	0.65	(0.46)	0.47	0.76	(2.19)
Total from investment operations	0.93	(0.08)	0.85	1.12	(1.77)
Distributions:
Net investment income	(0.28)	(0.38)	(0.39)	(0.37)	(0.43)
Total distributions	(0.28)	(0.38)	(0.39)	(0.37)	(0.43)
Net asset value, end of period	$8.66	$8.01	$8.47	$8.01	$7.26
Total Return(a)	11.75%	(0.72)%	10.82%	16.00%	(19.36)%
Net assets at end of period (in thousands)	$5,597	$5,739	$7,475	$7,523	$4,664
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.72%	1.75%	1.72%	1.75%	1.73%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.66%	1.68%	1.72%	1.68%	1.19%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.65%	1.65%	1.70%	1.68%	1.19%
Ratio of net investment income to average net assets	3.32%	4.84%	4.68%	4.97%	4.81%
Portfolio turnover rate(b)	51%	41%	15%	26%	65%

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The Hartford Municipal Opportunities Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.02	$8.48	$8.02	$7.27	$9.46
Investment Operations:
Net investment income (loss)	0.28	0.38	0.39	0.37	0.42
Net realized and unrealized gain (loss) on investments	0.65	(0.46)	0.46	0.75	(2.18)
Total from investment operations	0.93	(0.08)	0.85	1.12	(1.76)
Distributions:
Net investment income	(0.28)	(0.38)	(0.39)	(0.37)	(0.43)
Total distributions	(0.28)	(0.38)	(0.39)	(0.37)	(0.43)
Net asset value, end of period	$8.67	$8.02	$8.48	$8.02	$7.27
Total Return(a)	11.73%	(0.72)%	10.85%	16.04%	(19.24)%
Net assets at end of period (in thousands)	$117,699	$103,439	$128,723	$111,097	$76,650
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.67%	1.70%	1.68%	1.69%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.66%	1.68%	1.68%	1.62%	1.17%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.65%	1.65%	1.66%	1.62%	1.17%
Ratio of net investment income to average net assets	3.31%	4.83%	4.72%	5.04%	4.86%
Portfolio turnover rate(b)	51%	41%	15%	26%	65%

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The Hartford Municipal Opportunities Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.03	$8.49	$8.03	$7.27	$9.47
Investment Operations:
Net investment income (loss)	0.36	0.46	0.47	0.44	0.51
Net realized and unrealized gain (loss) on investments	0.65	(0.46)	0.46	0.76	(2.19)
Total from investment operations	1.01	—	0.93	1.20	(1.68)
Distributions:
Net investment income	(0.36)	(0.46)	(0.47)	(0.44)	(0.52)
Total distributions	(0.36)	(0.46)	(0.47)	(0.44)	(0.52)
Net asset value, end of period	$8.68	$8.03	$8.49	$8.03	$7.27
Total Return(a)	12.83%	0.28%	11.93%	17.30%	(18.50)%
Net assets at end of period (in thousands)	$78,183	$69,575	$81,795	$70,162	$54,029
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.67%	0.70%	0.68%	0.69%	0.69%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.66%	0.68%	0.68%	0.62%	0.17%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.65%	0.65%	0.66%	0.62%	0.17%
Ratio of net investment income to average net assets	4.31%	5.82%	5.72%	6.04%	5.84%
Portfolio turnover rate(b)	51%	41%	15%	26%	65%

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The Hartford Municipal Opportunities Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-MO14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Quality Bond Fund

Prospectus

March 1, 2014

Class	Ticker
A	HQBAX
C	HQBCX
I	HQBIX
R3	HQBRX
R4	HQBSX
R5	HQBTX
Y	HQBYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD QUALITY BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A		C		I		R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(2)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (2)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive 0.05% of its management fee and to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class A), 1.65% (Class C), 0.65% (Class I), 1.20% (Class R3), 0.90% (Class R4), 0.60% (Class R5) and

4

0.55% (Class Y).  These contractual arrangements will remain in effect until [February 28, 2014].  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Class	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing in securities that Wellington Management Company, LLP (“Wellington Management”) considers to be attractive from a total return perspective while providing current income.  The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in

5

investment grade, fixed-income securities.  Investment grade securities are securities that are rated investment grade by a nationally recognized statistical rating organization (“NRSRO”), or are considered by Wellington Management to be of equivalent credit quality.  The Fund generally invests a significant portion of its assets in mortgage-related securities such as agency and non-agency mortgage-backed securities and related securities such as collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities although the amount the Fund invests in such securities may change significantly from time to time based on current market conditions.  The Fund is permitted to invest without limitation in mortgage-backed securities issued by U.S. Government agencies, including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).  The Fund may invest up to 30% of its assets in credit sectors, including but not limited to non-agency residential and commercial mortgage-backed securities, asset backed securities, corporate bonds and covered bonds.  The Fund may invest in both U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities.  The Fund may use reverse repurchase transactions and dollar rolls.  The Fund may use derivative instruments, including futures contracts, options, and swaps, to enhance returns, manage portfolio risk or for other investment purposes.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund normally maintains a dollar weighted average duration of between 1 and 8 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential

6

for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Real Estate Related Securities Risks — In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values.  These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  The real estate industry is particularly sensitive to economic downturns.  If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

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Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.  The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

Dollar Rolls Risk - The Fund may enter into dollar rolls in which the Fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the

8

securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to seek to enhance return and not for the purpose of borrowing.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows the Fund’s total return for the first full calendar year of operation

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [      ]% ([      ] quarter, 20[    ])   Lowest [      ]% ([      ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

9

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013
(including sales charges)

Share Class	1 Year		Lifetime (since 11/30/12)
Class A - Return Before Taxes	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%
Share Class (Return Before Taxes)
Class C	[	]%	[	]%
Class I	[	]%	[	]%
Class R3	[	]%	[	]%
Class R4	[	]%	[	]%
Class R5	[	]%	[	]%
Class Y	[	]%	[	]%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett	Senior Vice President and Fixed Income Portfolio Manager	2012

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing in securities that Wellington Management Company, LLP (“Wellington Management”) considers to be attractive from a total return perspective while providing current income.  The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in investment grade, fixed-income securities.  Investment grade securities are securities that are rated investment grade by a nationally recognized statistical rating organization (“NRSRO”), or are considered by Wellington Management to be of equivalent credit quality.  The Fund generally invests a significant portion of its assets in mortgage-related securities such as agency and non-agency mortgage-backed securities and related securities such as collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities although the amount the Fund invests in such securities may change significantly from time to time based on current market conditions.  The Fund is permitted to invest without limitation in mortgage-backed securities issued by U.S. Government agencies, including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).  The Fund may invest up to 30% of its assets in credit sectors, including but not limited to non-agency residential and commercial mortgage-backed securities, asset backed securities, corporate bonds and covered bonds.  The Fund may invest in both U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities.  The Fund may use reverse repurchase transactions and dollar rolls.  The Fund may use derivative instruments, including futures contracts, options, and swaps, to enhance returns, manage portfolio risk or for other investment purposes.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund normally maintains a dollar weighted average duration of between 1 and 8 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.

As part of its secondary strategy, the Fund may invest in when issued and delayed delivery securities, and forward commitment transactions, as well as various types of stripped securities including interest only and principal only securities.  The Fund may also invest in other investment companies, including exchange-traded funds.

Wellington Management combines top-down analysis of the business cycle and the macro economy with bottom-up research and analysis. Analysis of the business cycle allows the portfolio manager to identify short-term and long-term mispricings

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of prepayment risk and interest-rate volatility within the mortgage-backed securities market. Bottom-up proprietary credit and structured research is undertaken to identify security selection opportunities in the corporate and structured credit sectors. Risk is monitored throughout the investment process and managed at the security, sector, and total fund level.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

13

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Real Estate Related Securities Risks - The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values.  These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  The real estate industry is particularly sensitive to economic downturns.  If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other

14

securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

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The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

16

Reverse Repurchase Agreements Risk - Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.  The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

Dollar Rolls Risk - The Fund may enter into dollar rolls in which the Fund will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to seek to enhance return and not for the purpose of borrowing.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is

17

particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Stripped Securities Risk - Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and

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market value of a company’s bonds and/or other debt securities may decline significantly.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an

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ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of

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that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of

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transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.500% of the first $500 million, 0.450% of the next $500 million, 0.445% of the next $1.5 billion, 0.440% of the next $2.5 billion, 0.430% of the next $5 billion and 0.420% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  From the Fund’s commencement of operations through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2013.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain

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total annual fund operating expenses as follows:  0.95% (Class A), 1.70% (Class C), 0.70% (Class I), 1.25% (Class R3), 0.95% (Class R4), 0.65% (Class R5), and 0.60% (Class Y).  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.  However, Class A shares are not generally available to retirement plans.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

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·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
		year of purchase.
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service

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fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule.  Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford.  For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note:

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(i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and

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their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

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(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

35

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

36

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

38

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

40

factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

43

days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

48

provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

49

not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

50

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

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First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

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Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

54

generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund

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with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2013 has been derived from the financial statements audited by [                ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

59

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-QB14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Short Duration Fund

Prospectus

March 1, 2014

Class	Ticker
A	HSDAX
B	HSDBX
C	HSDCX
I	HSDIX
R3	HSDRX
R4	HSDSX
R5	HSDTX
Y	HSDYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD SHORT DURATION FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $500,000 invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00	%(2)	1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $500,000, a 1.00% maximum deferred sales charge may apply.

(2)         Effective January 1, 2011, 0.75% of the Distribution and Service (12b-1) fees for Class B shares is being waived.  As a result, the net operating expenses attributable to Class B shares are [      ]%.

4

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 1.15% (Class R3),  0.85% (Class R4), 0.55% (Class R5) and 0.55% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing in securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return.  The Fund normally invests in “investment grade” securities.  The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”).  The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval.

Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

In order to manage the Fund’s interest rate risk, generally the Fund will utilize derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts, that may be used to manage the Fund’s interest rate risk.  The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest up to 25% of its net assets in securities of foreign issuers and may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

6

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its

7

obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers

8

will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

9

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([    ] quarter, 20[    ])   Lowest  [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

[The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.]

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10

Average annual total returns for periods ending December 31, 2013

(including sales charges)

	1 Year		5 Years		10 Years
Share Classes
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Barclays 1-3 Years U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Vice President and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

11

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing in securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return.  The Fund normally invests in “investment grade” securities.  The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”).  The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval.

Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

In order to manage the Fund’s interest rate risk, generally the Fund will utilize derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts, that may be used to manage the Fund’s interest rate risk.  The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest up to 25% of its net assets in securities of foreign issuers and may trade securities actively.

The sub-adviser, Wellington Management, uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses, while utilizing interest rate management, within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s Investor Services, Inc.

13

(“Aaa”, “Aa”, “A” or “Baa”) or Standard & Poor’s (“AAA”, “AA”, “A” or “BBB”) or Fitch, Inc. (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories.  The Fund normally will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s.

The Fund will invest in interest rate swaps to manage interest rate risk.  The longer a security’s duration, the more sensitive it will generally be to changes in interest rates.  Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.  For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time.  The Fund usually enters into swaps on a net basis.  The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess.  If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s

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creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in

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a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can

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also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap

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counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer

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developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may

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impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also

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subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to

21

experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the

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applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

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Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

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Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

25

wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Smith joined Wellington Management as an investment professional in 1992.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of

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transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.450% of the first $500 million, 0.400% of the next $500 million, 0.395% of the next $1.5 billion, 0.390% of the next $2.5 billion, 0.380% of the next $5 billion, and 0.370% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees,

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and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I)  and 0.75% (Class Y).

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $250,000	2.00%	2.04%	1.50%
$250,000 – $499,999	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below

(1)        Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the

33

shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $500,000 in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

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When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state

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law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

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·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $499,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor have a total value equal to $499,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

40

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And MaterialsTo: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical.  The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

49

may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  0.75% of the Class B shares’ Rule 12b-1 fee is being waived in accordance with FINRA rules, although it is possible that such fees may be charged in the future.  As a result of this 12b-1 fee waiver, the Class B shares’ 12b-1 fee is 0.25% and the net operating expenses attributable to Class B shares are [    ]%.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees

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payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses,

54

including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays

55

sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

56

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

57

to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

58

Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

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generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

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Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on March 1, 2010.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011.  Class R3, Class R4 and Class R5 share performance prior to September 30, 2011 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Short Duration Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.83	$9.87	$9.62	$9.21	$9.82
Investment Operations:
Net investment income (loss)	0.20	0.21	0.25	0.33	0.37
Net realized and unrealized gain (loss) on investments	0.23	(0.04)	0.26	0.41	(0.62)
Total from investment operations	0.43	0.17	0.51	0.74	(0.25)
Distributions:
Net investment income	(0.21)	(0.21)	(0.26)	(0.33)	(0.36)
Total distributions	(0.21)	(0.21)	(0.26)	(0.33)	(0.36)
Net asset value, end of period	$10.05	$9.83	$9.87	$9.62	$9.21
Total Return(b)	4.37%	1.77%	5.33%	8.23%	(2.60)%
Net assets at end of period (in thousands)	$279,952	$279,232	$208,313	$125,549	$46,620
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.86%	0.87%	0.91%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.85%	0.87%	0.90%	0.90%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.85%	0.85%	0.87%	0.90%	0.90%
Ratio of net investment income to average net assets	2.03%	2.13%	2.55%	3.50%	3.78%
Portfolio turnover rate(d)	61%	55%	66%	56%	73%

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The Hartford Short Duration Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.82	$9.87	$9.62	$9.21	$9.82
Investment Operations:
Net investment income (loss)	0.20	0.20	0.18	0.26	0.29
Net realized and unrealized gain (loss) on investments	0.24	(0.05)	0.25	0.41	(0.61)
Total from investment operations	0.44	0.15	0.43	0.67	(0.32)
Distributions:
Net investment income	(0.21)	(0.20)	(0.18)	(0.26)	(0.29)
Total distributions	(0.21)	(0.20)	(0.18)	(0.26)	(0.29)
Net asset value, end of period	$10.05	$9.82	$9.87	$9.62	$9.21
Total Return(b)	4.48%	1.54%	4.51%	7.42%	(3.33)%
Net assets at end of period (in thousands)	$7,959	$9,558	$10,799	$9,322	$5,846
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.97%	1.09%	1.73%	1.80%	1.84%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.98%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.85%	0.98%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	2.03%	2.01%	1.80%	2.78%	3.06%
Portfolio turnover rate(d)	61%	55%	66%	56%	73%

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The Hartford Short Duration Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.83	$9.87	$9.62	$9.21	$9.82
Investment Operations:
Net investment income (loss)	0.13	0.14	0.18	0.26	0.29
Net realized and unrealized gain (loss) on investments	0.22	(0.04)	0.26	0.41	(0.61)
Total from investment operations	0.35	0.10	0.44	0.67	(0.32)
Distributions:
Net investment income	(0.13)	(0.14)	(0.19)	(0.26)	(0.29)
Total distributions	(0.13)	(0.14)	(0.19)	(0.26)	(0.29)
Net asset value, end of period	$10.05	$9.83	$9.87	$9.62	$9.21
Total Return(b)	3.60%	1.02%	4.56%	7.42%	(3.33)%
Net assets at end of period (in thousands)	$136,515	$140,933	$105,060	$52,909	$26,738
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.59%	1.60%	1.65%	1.69%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.60%	1.59%	1.60%	1.65%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.60%	1.59%	1.60%	1.65%	1.65%
Ratio of net investment income to average net assets	1.28%	1.39%	1.79%	2.78%	3.03%
Portfolio turnover rate(d)	61%	55%	66%	56%	73%

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The Hartford Short Duration Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011	2010(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.84	$9.89	$9.74
Investment Operations:
Net investment income (loss)	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investments	0.23	(0.05)	0.15
Total from investment operations	0.46	0.19	0.33
Distributions:
Net investment income	(0.23)	(0.24)	(0.18)
Total distributions	(0.23)	(0.24)	(0.18)
Net asset value, end of period	$10.07	$9.84	$9.89
Total Return(b)	4.75%	1.97%	3.42	%(f)
Net assets at end of period (in thousands)	$117,449	$88,321	$26,765
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.58%	0.56%	0.58	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.58%	0.56%	0.58	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.58%	0.56%	0.58	%(g)
Ratio of net investment income to average net assets	2.30%	2.41%	2.49	%(g)
Portfolio turnover rate(d)	61%	55%	66%

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The Hartford Short Duration Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.81	$9.73
Investment Operations:
Net investment income (loss)	0.17	0.01
Net realized and unrealized gain (loss) on investments	0.23	0.08
Total from investment operations	0.40	0.09
Distributions:
Net investment income	(0.18)	(0.01)
Total distributions	(0.18)	(0.01)
Net asset value, end of period	$10.03	$9.81
Total Return(b)	4.07%	0.96	%(f)
Net assets at end of period (in thousands)	$258	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.23%	1.27	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.15%	1.15	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.15%	1.15	%(g)
Ratio of net investment income to average net assets	1.72%	1.70	%(g)
Portfolio turnover rate(d)	61%	55%

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The Hartford Short Duration Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.81	$9.73
Investment Operations:
Net investment income (loss)	0.20	0.02
Net realized and unrealized gain (loss) on investments	0.24	0.08
Total from investment operations	0.44	0.10
Distributions:
Net investment income	(0.21)	(0.02)
Total distributions	(0.21)	(0.02)
Net asset value, end of period	$10.04	$9.81
Total Return(b)	4.48%	0.98	%(f)
Net assets at end of period (in thousands)	$783	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.93%	0.97	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.85%	0.85	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.85%	0.85	%(g)
Ratio of net investment income to average net assets	2.02%	1.99	%(g)
Portfolio turnover rate(d)	61%	55%

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The Hartford Short Duration Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.81	$9.73
Investment Operations:
Net investment income (loss)	0.23	0.02
Net realized and unrealized gain (loss) on investments	0.23	0.08
Total from investment operations	0.46	0.10
Distributions:
Net investment income	(0.24)	(0.02)
Total distributions	(0.24)	(0.02)
Net asset value, end of period	$10.03	$9.81
Total Return(b)	4.69%	1.01	%(f)
Net assets at end of period (in thousands)	$106	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.62%	0.67	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.55%	0.55	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.55%	0.55	%(g)
Ratio of net investment income to average net assets	2.33%	2.28	%(g)
Portfolio turnover rate(d)	61%	55%

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The Hartford Short Duration Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.80	$9.85	$9.60	$9.19	$9.81
Investment Operations:
Net investment income (loss)	0.23	0.24	0.29	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.24	(0.04)	0.25	0.41	(0.63)
Total from investment operations	0.47	0.20	0.54	0.77	(0.23)
Distributions:
Net investment income	(0.24)	(0.25)	(0.29)	(0.36)	(0.39)
Total distributions	(0.24)	(0.25)	(0.29)	(0.36)	(0.39)
Net asset value, end of period	$10.03	$9.80	$9.85	$9.60	$9.19
Total Return(b)	4.84%	2.02%	5.71%	8.62%	(2.40)%
Net assets at end of period (in thousands)	$4,967	$230,175	$139,394	$93,804	$107,669
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.50%	0.51%	0.52%	0.53%	0.58%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.50%	0.51%	0.52%	0.53%	0.58%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.50%	0.51%	0.52%	0.53%	0.58%
Ratio of net investment income to average net assets	2.34%	2.48%	2.90%	3.92%	4.11%
Portfolio turnover rate(d)	61%	55%	66%	56%	73%

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The Hartford Short Duration Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on February 26, 2010.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced operations on September 30, 2011.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.85%
B	0.85%
C	1.60%
I	0.58%
R3	1.15%
R4	0.85%
R5	0.55%
Y	0.50%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

75

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:	MFPRO-SD14
The Hartford Mutual Funds, Inc. 811-07589	March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Small Company Fund

Prospectus

March 1, 2014

Class	Ticker
A	IHSAX
B	HSCBX
C	HSMCX
I	IHSIX
R3	IHSRX
R4	IHSSX
R5	IHSUX
Y	HSCYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SMALL COMPANY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class A), 2.15% (Class B), 2.15% (Class C),

4

1.15% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [      ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), invests at least 80% of its assets in

5

common stocks of small capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices.  As of December 31, 2013, this range was approximately $[    ] million to $[    ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value

6

of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser

·                  Include the Fund’s purchase of Initial Public Offerings (“IPOs”)

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [        ]% ([    ] quarter, 20[    ])   Lowest  [        ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A

7

shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund employs a multi-portfolio manager structure.  The portfolio managers with the most significant responsibilities are set forth below.

Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA	Senior Vice President and Equity Portfolio Manager	1999

Stephen Mortimer	Senior Vice President and Equity Portfolio Manager	2003

Mario E. Abularach, CFA	Senior Vice President and Equity Research Analyst	2003

Mammen Chally, CFA	Vice President and Equity Portfolio Manager	2010

Jamie A. Rome, CFA	Senior Vice President and Equity Portfolio Manager	2010

8

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its goal by investing primarily in common stocks selected on the basis of potential for capital appreciation.  Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices.  As of December 31, 2013, this range was approximately $[    ] million to $[    ] billion.

The Fund seeks to achieve its objective by combining multiple investment strategies into a single fund.  Each approach utilizes fundamental analysis to identify companies that Wellington Management believes have substantial potential for capital appreciation. Wellington Management looks at a number of factors, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. A portion of the Fund combines fundamental research with an internally-developed quantitative analytical approach that also evaluates each security based on valuation, momentum, balance sheet and situations and events factors.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

·                  less certain growth prospects

·                  lower degree of liquidity in the markets for such stocks

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·                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

·                  limited product lines, markets or financial resources

·                  dependence on a few key management personnel

·                  increased susceptibility to losses and bankruptcy increased transaction costs.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

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Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a

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significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

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Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing

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requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

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Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams (“Sub-Portfolios”) that employ distinct investment styles intended to complement one another.  Steven C. Angeli, CFA, Stephen Mortimer, Mario E. Abularach, CFA, Mammen Chally, CFA and Jamie A. Rome, CFA serve as the Fund’s portfolio managers and select and oversee the portfolio management teams for each Sub-Portfolio.  The Sub-Portfolios are managed independently of each other and each portfolio management team has full discretion to manage its Sub-Portfolio.

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Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance.

The Fund employs a multi-portfolio manager structure.  The portfolio managers with the most significant responsibilities are set forth below.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999.  Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2003.  Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, Senior Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2003.  Mr. Abularach joined Wellington Management as an investment professional in 2001.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010.  Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010.  Mr. Rome joined Wellington Management as an investment professional in 1994.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from

19

time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.850% of the first $250 million, 0.800% of the next $250 million, 0.750% of the next $500 million, 0.700% of the next $500 million, 0.650% of the next $3.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

25

this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

31

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

48

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

49

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

50

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

51

basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

52

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

53

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Hartford Investment Management Company became an additional sub-adviser effective June 2006.  Performance information prior to that date represents performance of only Wellington Management.  As of July 21, 2010, Hartford Investment Management Company no longer serves as a sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

55

The Hartford Small Company Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$19.23	$17.48	$13.90	$13.09	$24.46
Investment Operations:
Net investment income (loss)	(0.18)	(0.15)	(0.13)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.46	1.90	3.71	0.89	(8.68)
Total from investment operations	1.28	1.75	3.58	0.81	(8.74)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$19.52	$19.23	$17.48	$13.90	$13.09
Total Return(b)	7.44%	10.01%	25.76%	6.19%	(39.57)%
Net assets at end of period (in thousands)	$268,501	$296,062	$289,558	$275,834	$274,412
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.41%	1.37%	1.41%	1.53%	1.39%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.37%	1.40%	1.32%	1.39%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.40%	1.37%	1.40%	1.32%	1.39%
Ratio of net investment income to average net assets	(0.85)%	(0.77)%	(0.80)%	(0.67)%	(0.39)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

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The Hartford Small Company Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.88	$15.46	$12.39	$11.71	$22.30
Investment Operations:
Net investment income (loss)	(0.35)	(0.27)	(0.22)	(0.12)	(0.20)
Net realized and unrealized gain (loss) on investments	1.33	1.69	3.29	0.80	(7.76)
Total from investment operations	0.98	1.42	3.07	0.68	(7.96)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$16.87	$16.88	$15.46	$12.39	$11.71
Total Return(b)	6.65%	9.18%	24.78%	5.81%	(39.95)%
Net assets at end of period (in thousands)	$5,972	$9,192	$12,384	$16,169	$21,008
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.37%	2.30%	2.36%	2.59%	2.31%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.15%	2.15%	2.15%	1.76%	2.02%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.15%	2.15%	2.15%	1.76%	2.02%
Ratio of net investment income to average net assets	(1.60)%	(1.55)%	(1.54)%	(1.10)%	(1.01)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

57

The Hartford Small Company Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.83	$15.41	$12.34	$11.71	$22.32
Investment Operations:
Net investment income (loss)	(0.29)	(0.26)	(0.22)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	1.27	1.68	3.29	0.78	(7.80)
Total from investment operations	0.98	1.42	3.07	0.63	(7.98)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$16.82	$16.83	$15.41	$12.34	$11.71
Total Return(b)	6.67%	9.21%	24.88%	5.38%	(40.01)%
Net assets at end of period (in thousands)	$32,182	$36,465	$40,018	$38,082	$41,294
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.12%	2.10%	2.16%	2.31%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	2.12%	2.10%	2.15%	2.04%	2.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	2.12%	2.10%	2.15%	2.04%	2.15%
Ratio of net investment income to average net assets	(1.57)%	(1.50)%	(1.55)%	(1.39)%	(1.14)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

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The Hartford Small Company Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$19.51	$17.68	$14.03	$13.18	$24.55
Investment Operations:
Net investment income (loss)	(0.11)	(0.10)	(0.09)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	1.46	1.93	3.74	0.91	(8.72)
Total from investment operations	1.35	1.83	3.65	0.85	(8.74)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$19.87	$19.51	$17.68	$14.03	$13.18
Total Return(b)	7.70%	10.35%	26.02%	6.45%	(39.41)%
Net assets at end of period (in thousands)	$24,366	$19,056	$13,283	$16,312	$11,912
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.14%	1.08%	1.17%	1.24%	1.19%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.14%	1.08%	1.15%	1.11%	1.15%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.14%	1.08%	1.15%	1.11%	1.15%
Ratio of net investment income to average net assets	(0.58)%	(0.49)%	(0.54)%	(0.48)%	(0.15)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

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The Hartford Small Company Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.27	$18.45	$14.70	$13.89	$25.83
Investment Operations:
Net investment income (loss)	(0.20)	(0.20)	(0.16)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	1.53	2.02	3.91	0.94	(9.24)
Total from investment operations	1.33	1.82	3.75	0.81	(9.31)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$20.61	$20.27	$18.45	$14.70	$13.89
Total Return(b)	7.30%	9.86%	25.51%	5.83%	(39.69)%
Net assets at end of period (in thousands)	$48,148	$46,392	$35,873	$12,822	$2,990
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.58%	1.57%	1.59%	1.66%	1.66%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.55%	1.55%	1.57%	1.65%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.55%	1.55%	1.57%	1.65%	1.65%
Ratio of net investment income to average net assets	(0.99)%	(0.96)%	(1.00)%	(1.04)%	(0.68)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

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The Hartford Small Company Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.60	$18.70	$14.85	$13.98	$25.91
Investment Operations:
Net investment income (loss)	(0.13)	(0.14)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.55	2.04	3.96	0.96	(9.27)
Total from investment operations	1.42	1.90	3.85	0.87	(9.30)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$21.03	$20.60	$18.70	$14.85	$13.98
Total Return(b)	7.63%	10.16%	25.93%	6.22%	(39.51)%
Net assets at end of period (in thousands)	$56,217	$51,387	$45,096	$31,532	$18,332
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.27%	1.26%	1.28%	1.31%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.25%	1.25%	1.26%	1.31%	1.29%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.25%	1.25%	1.26%	1.31%	1.29%
Ratio of net investment income to average net assets	(0.68)%	(0.66)%	(0.67)%	(0.67)%	(0.29)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

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The Hartford Small Company Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$20.88	$18.90	$14.97	$14.06	$25.97
Investment Operations:
Net investment income (loss)	(0.11)	(0.08)	(0.07)	(0.06)	—
Net realized and unrealized gain (loss) on investments	1.61	2.06	4.00	0.97	(9.28)
Total from investment operations	1.50	1.98	3.93	0.91	(9.28)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$21.39	$20.88	$18.90	$14.97	$14.06
Total Return(b)	7.93%	10.48%	26.25%	6.47%	(39.32)%
Net assets at end of period (in thousands)	$8,859	$9,867	$11,706	$12,384	$7,510
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.00%	0.99%	1.02%	1.11%	1.00%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.95%	0.95%	1.02%	1.05%	1.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.95%	0.95%	1.02%	1.05%	1.00%
Ratio of net investment income to average net assets	(0.41)%	(0.35)%	(0.41)%	(0.42)%	(0.01)%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

62

The Hartford Small Company Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$21.02	$19.01	$15.03	$14.10	$26.00
Investment Operations:
Net investment income (loss)	(0.06)	(0.06)	(0.05)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	1.59	2.07	4.03	0.97	(9.29)
Total from investment operations	1.53	2.01	3.98	0.93	(9.27)
Distributions:
Net realized gain on investments	(0.99)	—	—	—	(2.63)
Total distributions	(0.99)	—	—	—	(2.63)
Net asset value, end of period	$21.56	$21.02	$19.01	$15.03	$14.10
Total Return(b)	8.02%	10.57%	26.48%	6.59%	(39.23)%
Net assets at end of period (in thousands)	$243,219	$235,036	$273,558	$245,727	$166,183
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.87%	0.86%	0.87%	0.91%	0.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.87%	0.86%	0.87%	0.91%	0.89%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.87%	0.86%	0.87%	0.91%	0.89%
Ratio of net investment income to average net assets	(0.30)%	(0.26)%	(0.28)%	(0.27)%	0.12%
Portfolio turnover rate(d)	124%	111%	181%	180%	183%

63

The Hartford Small Company Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.39%
B	2.14%
C	2.11%
I	1.13%
R3	1.54%
R4	1.24%
R5	0.94%
Y	0.86%

64

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SC14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Small/Mid Cap Equity Fund

Prospectus

March 1, 2014

Class	Ticker
A	HSMAX
B	HSMBX
C	HTSCX
R3	HSMRX
R4	HSMSX
R5	HSMTX
Y	HSMYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD SMALL/MID CAP EQUITY FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [      ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class A), 2.05% (Class B), 2.05% (Class C), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed

4

to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to

5

model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index.  As of December 31, 2013, the market capitalization of companies included in the Russell 2000 Index & Russell Midcap Index ranged from approximately $[    ] million to $[    ] billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

6

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Include the Fund’s performance when it pursued a different strategy

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [      ]% ([    ] quarter, 20[    ])   Lowest  [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

7

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 01/01/05)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Russell 2500 Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

8

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index.  As of December 31, 2013, the market capitalization of companies included in the Russell 2000 Index & Russell Midcap Index ranged from approximately $[    ] million to $[    ] billion.

These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector. Wellington Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

10

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

11

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

12

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early

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development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon

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that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of

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that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

David J. Elliott, CFA, Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with

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Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $2 billion, 0.640% of the next $2 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your

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financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

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YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

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Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

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Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

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(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A and Class C shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the

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request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting

32

an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford

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Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept

34

purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or

35

distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

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You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

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If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided

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individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a

39

brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if

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this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using

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these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

44

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

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basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

51

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

52

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information from December 4, 2006 through June 4, 2012 includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.  Performance information prior to December 4, 2006 represents performance of other previous sub-advisers.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011.  Class R3, Class R4 and Class R5 share performance prior to September 30, 2011 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

53

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

54

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010(a)		2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.10	$9.37	$7.49		$6.04	$12.73
Investment Operations:
Net investment income (loss)	0.08	0.03	0.02		—	—
Net realized and unrealized gain (loss) on investments	1.03	0.73	1.86		1.45	(5.11)
Total from investment operations	1.11	0.76	1.88		1.45	(5.11)
Distributions:
Net investment income	—	(0.03)	—		—	—
Net realized gain on investments	—	—	—		—	(1.58)
Total distributions	—	(0.03)	—		—	(1.58)
Net asset value, end of period	$11.21	$10.10	$9.37		$7.49	$6.04
Total Return(b)	10.99%	8.09%	25.10%		24.01%	(45.38)%
Net assets at end of period (in thousands)	$41,266	$44,655	$46,068		$25,208	$21,304
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.44%	1.36%	1.45%		1.76%	1.50%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.30%	1.30%	1.31%		1.21%	1.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.30%	1.30%	1.31%		1.21%	1.35%
Ratio of net investment income to average net assets	0.69%	0.27%	0.19%		0.03%	0.05%
Portfolio turnover rate(c)	121%	202%	399	%(d)	172%	292%

55

The Hartford Small/Mid Cap Equity Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011(a)	2010(a)		2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.69	$9.04	$7.27		$5.89	$12.50
Investment Operations:
Net investment income (loss)	(0.01)	(0.05)	(0.05)		(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	1.00	0.70	1.82		1.40	(4.97)
Total from investment
operations	0.99	0.65	1.77		1.38	(5.03)
Distributions:
Net realized gain on investments	—	—	—		—	(1.58)
Total distributions	—	—	—		—	(1.58)
Net asset value, end of period	$10.68	$9.69	$9.04		$7.27	$5.89
Total Return(b)	10.22%	7.19%	24.35%		23.43%	(45.59)%
Net assets at end of period (in thousands)	$4,391	$4,821	$5,420		$3,396	$2,584
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.38%	2.31%	2.39%		2.89%	2.56%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	2.05%	2.05%	2.06%		1.59%	1.82%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	2.05%	2.05%	2.06%		1.59%	1.82%
Ratio of net investment income to average net assets	(0.06)%	(0.47)%	(0.55)%		(0.37)%	(0.63)%
Portfolio turnover rate(c)	121%	202%	399	%(d)	172%	292%

56

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011(a)	2010(a)		2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.62	$8.97	$7.21		$5.86	$12.46
Investment Operations:
Net investment income (loss)	(0.01)	(0.05)	(0.04)		(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	0.99	0.70	1.80		1.39	(4.94)
Total from investment operations	0.98	0.65	1.76		1.35	(5.02)
Distributions:
Net realized gain on investments	—	—	—		—	(1.58)
Total distributions	—	—	—		—	(1.58)
Net asset value, end of period	$10.60	$9.62	$8.97		$7.21	$5.86
Total Return(b)	10.19%	7.25%	24.41%		23.04%	(45.67)%
Net assets at end of period (in thousands)	$9,624	$9,702	$10,025		$5,778	$3,002
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	2.21%	2.13%	2.22%		2.59%	2.39%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	2.05%	2.05%	2.06%		1.88%	1.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	2.05%	2.05%	2.06%		1.88%	1.99%
Ratio of net investment income to average net assets	(0.06)%	(0.48)%	(0.56)%		(0.67)%	(0.89)%
Portfolio turnover rate(c)	121%	202%	399	%(d)	172%	292%

57

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.35	$9.13
Net investment income (loss)	0.05	—
Net realized and unrealized gain (loss) on investments	1.07	1.22
Total from investment operations	1.12	1.22
Net asset value, end of period	$11.47	$10.35
Total Return(b)	10.82%	13.36	%(f)
Net assets at end of period (in thousands)	$144	$113
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.65%	1.61	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.50%	1.50	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.50%	1.50	%(g)
Ratio of net investment income to average net assets	0.52%	(0.40	)%(g)
Portfolio turnover rate(c)	121%	202%

58

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.36	$9.13
Investment Operations:
Net investment income (loss)	0.09	—
Net realized and unrealized gain (loss) on investments	1.06	1.23
Total from investment operations	1.15	1.23
Distributions:
Net investment income	(0.03)	—
Total distributions	(0.03)	—
Net asset value, end of period	$11.48	$10.36
Total Return(b)	11.11%	13.47	%(f)
Net assets at end of period (in thousands)	$262	$113
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.35%	1.31	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.20%	1.20	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.20%	1.20	%(g)
Ratio of net investment income to average net assets	0.90%	(0.12	)%(g)
Portfolio turnover rate(c)	121%	202%

59

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.36	$9.13
Investment Operations:
Net investment income (loss)	0.12	—
Net realized and unrealized gain (loss) on investments	1.07	1.23
Total from investment operations	1.19	1.23
Distributions:
Net investment income	(0.04)	—
Total distributions	(0.04)	—
Net asset value, end of period	$11.51	$10.36
Total Return(b)	11.48%	13.47	%(f)
Net assets at end of period (in thousands)	$127	$114
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.03%	1.01	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.90%	0.90	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.90%	0.90	%(g)
Ratio of net investment income to average net assets	1.11%	0.17	%(g)
Portfolio turnover rate(c)	121%	202%

60

The Hartford Small/Mid Cap Equity Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010(a)		2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.36	$9.60	$7.64		$6.15	$12.88
Investment Operations:
Net investment income (loss)	0.23	0.07	0.05		0.01	0.05
Net realized and unrealized gain (loss) on investments	0.96	0.76	1.91		1.48	(5.20)
Total from investment operations	1.19	0.83	1.96		1.49	(5.15)
Distributions:
Net investment income	(0.04)	(0.07)	—		—	—
Net realized gain on investments	—	—	—		—	(1.58)
Total distributions	(0.04)	(0.07)	—		—	(1.58)
Net asset value, end of period	$11.51	$10.36	$9.60		$7.64	$6.15
Total Return(b)	11.49%	8.61%	25.65%		24.23%	(45.12)%
Net assets at end of period (in thousands)	$20,243	$88,130	$42,540		$2,061	$136
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.90%	0.87%	0.89%		1.01%	0.98%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.85%	0.85%	0.87%		0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.85%	0.85%	0.87%		0.95%	0.95%
Ratio of net investment income to average net assets	1.01%	0.68%	0.65%		0.18%	0.67%
Portfolio turnover rate(c)	121%	202%	399	%(d)	172%	292%

61

The Hartford Small/Mid Cap Equity Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(c)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)         During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010.  These purchases are excluded from the portfolio turnover calculation.

(e)          Commenced operations on September 30, 2011.

(f)           Not annualized.

(g)          Annualized.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

63

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SMC14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Strategic Income Fund

Prospectus

March 1, 2014

Class	Ticker
A	HSNAX
B	HSNBX
C	HSNCX
I	HSNIX
R3	HSNRX
R4	HSNSX
R5	HSNTX
Y	HSNYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD STRATEGIC INCOME FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total

4

annual fund operating expenses as follows:  0.95% (Class A), 1.70% (Class B), 1.70% (Class C),  0.70% (Class I), 1.25% (Class R3),  0.95% (Class R4), 0.65% (Class R5) and 0.60% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [      ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to

5

be attractive from a yield perspective while considering total return.  The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets.  The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities), convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, swaps and options, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate

6

more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

7

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

8

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

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The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([    ] quarter, 20[    ])   Lowest      [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 05/31/07)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Vice President and Fixed Income Portfolio Manager	2012

Lucius T. Hill III	Senior Vice President and Fixed Income Portfolio Manager	2012

Joseph F. Marvan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to provide current income and long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return.  The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets.  The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities), convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, swaps and options, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity.

Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.  Non-investment grade debt securities are commonly referred to as “high yield - high risk” or “junk bonds”.  Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets.  Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The sub-adviser, Wellington Management, blends longer-term, strategic positioning with shorter term, tactical investment strategies. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the

13

activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of

15

investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the

16

Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and

17

losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be

18

unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be

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subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities

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involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Sector Risk - The Fund’s investments may be focused in securities of companies in a specific sector of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting companies in that sector.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund

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holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Convertible Securities Risk - The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the

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Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

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wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Hill joined Wellington Management as an investment professional in 1993.

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Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as

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well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1

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year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

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·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may

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include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

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·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

39

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

44

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

57

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  However, because the Fund may invest a significant percentage of its assets in foreign holdings (which may be held in non-dollars), and may take positions in foreign currency derivatives, its distribution rate may vary, from month-to-month, more than a similar fund that does not have such foreign exposures.  In order to maintain a target rate of distribution, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, foreign holdings (including foreign currency derivatives) and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

58

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

59

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult

60

your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

61

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

62

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of April 2, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on August 31, 2007, while Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011.  Class R3, Class R4 and Class R5 share performance between August 31, 2007 and September 30, 2011 reflects Class Y share performance and operating expenses.  Accordingly, the “Lifetime” performance shown for Class Y, Class R3, Class R4 and Class R5 is since the commencement of Class Y share operations on August 31, 2007.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

63

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

64

The Hartford Strategic Income Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.22	$8.69	$7.35	$9.75
Investment Operations:
Net investment income (loss)	0.37	0.48	0.56	0.53	0.65
Net realized and unrealized gain (loss) on investments	0.51	(0.01)	0.51	1.33	(2.39)
Total from investment operations	0.88	0.47	1.07	1.86	(1.74)
Distributions:
Net investment income	(0.35)	(0.49)	(0.54)	(0.52)	(0.66)
Net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.38)	(0.49)	(0.54)	(0.52)	(0.66)
Net asset value, end of period	$9.70	$9.20	$9.22	$8.69	$7.35
Total Return(b)	9.80%	5.20%	12.74%	26.24%	(19.02)%
Net assets at end of period (in thousands)	$219,909	$191,353	$196,945	$146,738	$79,242
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.98%	0.98%	0.97%	1.00%	0.97%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.96%	0.98%	0.97%	1.00%	0.61%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.96%	0.98%	0.97%	1.00%	0.61%
Ratio of net investment income to average net assets	3.90%	5.27%	6.26%	6.70%	7.14%
Portfolio turnover rate(d)	121%	156%	158%	164%	132%

65

The Hartford Strategic Income Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.21	$8.69	$7.35	$9.75
Investment Operations:
Net investment income (loss)	0.30	0.41	0.49	0.46	0.58
Net realized and unrealized gain (loss) on investments	0.51	—	0.50	1.33	(2.40)
Total from investment operations	0.81	0.41	0.99	1.79	(1.82)
Distributions:
Net investment income	(0.28)	(0.42)	(0.47)	(0.45)	(0.58)
Net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.31)	(0.42)	(0.47)	(0.45)	(0.58)
Net asset value, end of period	$9.70	$9.20	$9.21	$8.69	$7.35
Total Return(b)	8.96%	4.51%	11.72%	25.20%	(19.66)%
Net assets at end of period (in thousands)	$12,461	$13,259	$15,110	$14,397	$6,308
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.78%	1.78%	1.77%	1.83%	1.81%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.72%	1.75%	1.77%	1.83%	1.45%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.72%	1.75%	1.77%	1.83%	1.45%
Ratio of net investment income to average net assets	3.17%	4.52%	5.48%	5.87%	6.33%
Portfolio turnover rate(d)	121%	156%	158%	164%	132%

66

The Hartford Strategic Income Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$9.23	$8.70	$7.36	$9.76
Investment Operations:
Net investment income (loss)	0.30	0.42	0.49	0.47	0.59
Net realized and unrealized gain (loss) on investments	0.52	(0.02)	0.52	1.33	(2.40)
Total from investment operations	0.82	0.40	1.01	1.80	(1.81)
Distributions:
Net investment income	(0.28)	(0.42)	(0.48)	(0.46)	(0.59)
Net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.31)	(0.42)	(0.48)	(0.46)	(0.59)
Net asset value, end of period	$9.72	$9.21	$9.23	$8.70	$7.36
Total Return(b)	9.11%	4.43%	11.89%	25.30%	(19.62)%
Net assets at end of period (in thousands)	$209,271	$183,209	$155,499	$120,513	$67,863
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.69%	1.71%	1.70%	1.74%	1.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.69%	1.71%	1.70%	1.74%	1.38%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.69%	1.71%	1.70%	1.74%	1.38%
Ratio of net investment income to average net assets	3.17%	4.50%	5.53%	5.98%	6.40%
Portfolio turnover rate(d)	121%	156%	158%	164%	132%

67

The Hartford Strategic Income Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.22	$9.24	$8.71	$7.37	$9.77
Investment Operations:
Net investment income (loss)	0.39	0.51	0.58	0.54	0.69
Net realized and unrealized gain (loss) on investments	0.53	(0.02)	0.51	1.34	(2.41)
Total from investment operations	0.92	0.49	1.09	1.88	(1.72)
Distributions:
Net investment income	(0.38)	(0.51)	(0.56)	(0.54)	(0.68)
Net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.41)	(0.51)	(0.56)	(0.54)	(0.68)
Net asset value, end of period	$9.73	$9.22	$9.24	$8.71	$7.37
Total Return(b)	10.18%	5.47%	12.98%	26.48%	(18.77)%
Net assets at end of period (in thousands)	$104,759	$70,365	$60,203	$45,664	$24,508
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.70%	0.71%	0.71%	0.75%	0.75%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.70%	0.71%	0.71%	0.75%	0.38%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.70%	0.71%	0.71%	0.75%	0.38%
Ratio of net investment income to average net assets	4.11%	5.47%	6.53%	7.00%	7.37%
Portfolio turnover rate(d)	121%	156%	158%	164%	132%

68

The Hartford Strategic Income Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.10
Investment Operations:
Net investment income (loss)	0.33	0.04
Net realized and unrealized gain (loss) on investments	0.52	0.08
Total from investment operations	0.85	0.12
Distributions:
Net investment income	(0.32)	(0.02)
Net realized gain on investments	(0.03)	—
Total distributions	(0.35)	(0.02)
Net asset value, end of period	$9.70	$9.20
Total Return(b)	9.47%	1.34	%(f)
Net assets at end of period (in thousands)	$141	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.34%	1.33	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.27%	1.30	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.27%	1.30	%(g)
Ratio of net investment income to average net assets	3.56%	5.14	%(g)
Portfolio turnover rate(d)	121%	156%

69

The Hartford Strategic Income Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.10
Investment Operations:
Net investment income (loss)	0.36	0.04
Net realized and unrealized gain (loss) on investments	0.52	0.09
Total from investment operations	0.88	0.13
Distributions:
Net investment income	(0.35)	(0.03)
Net realized gain on investments	(0.03)	—
Total distributions	(0.38)	(0.03)
Net asset value, end of period	$9.70	$9.20
Total Return(b)	9.79%	1.37	%(f)
Net assets at end of period (in thousands)	$132	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.02%	1.03	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.97%	1.00	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.97%	1.00	%(g)
Ratio of net investment income to average net assets	3.88%	5.43	%(g)
Portfolio turnover rate(d)	121%	156%

70

The Hartford Strategic Income Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.10
Investment Operations:
Net investment income (loss)	0.39	0.04
Net realized and unrealized gain (loss) on investments	0.52	0.09
Total from investment operations	0.91	0.13
Distributions:
Net investment income	(0.38)	(0.03)
Net realized gain on investments	(0.03)	—
Total distributions	(0.41)	(0.03)
Net asset value, end of period	$9.70	$9.20
Total Return(b)	10.12%	1.40	%(f)
Net assets at end of period (in thousands)	$112	$101
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.71%	0.73	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.67%	0.70	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.67%	0.70	%(g)
Ratio of net investment income to average net assets	4.20%	5.72	%(g)
Portfolio turnover rate(d)	121%	156%

71

The Hartford Strategic Income Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.20	$9.21	$8.69	$7.35	$9.76
Investment Operations:
Net investment income (loss)	0.36	0.51	0.60	0.57	0.69
Net realized and unrealized gain (loss) on investments	0.54	—	0.49	1.32	(2.41)
Total from investment operations	0.90	0.51	1.09	1.89	(1.72)
Distributions:
Net investment income	(0.38)	(0.52)	(0.57)	(0.55)	(0.69)
Net realized gain on investments	(0.03)	—	—	—	—
Total distributions	(0.41)	(0.52)	(0.57)	(0.55)	(0.69)
Net asset value, end of period	$9.69	$9.20	$9.21	$8.69	$7.35
Total Return(b)	10.08%	5.69%	12.99%	26.69%	(18.85)%
Net assets at end of period (in thousands)	$171,127	$6,885	$8,272	$15,036	$36,751
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.60%	0.63%	0.62%	0.65%	0.67%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.60%	0.63%	0.62%	0.65%	0.30%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.60%	0.63%	0.62%	0.65%	0.30%
Ratio of net investment income to average net assets	3.82%	5.50%	6.70%	7.22%	7.49%
Portfolio turnover rate(d)	121%	156%	158%	164%	132%

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The Hartford Strategic Income Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on September 30, 2011.
(f)	Not annualized.
(g)	Annualized.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.96%
B	1.72%
C	1.69%
I	0.70%
R3	1.27%
R4	0.97%
R5	0.67%
Y	0.60%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

74

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-SI14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2010 Fund

Prospectus

March 1, 2014

Class	Ticker
A	HTTAX
R3	HTTRX
R4	HTTSX
R5	HTTTX
Y	HTTYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2010 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.00% (Class A), 1.30% (Class R3), 1.00% (Class R4), 0.80% (Class R5) and 0.80% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of

4

the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2010, and who desire a portfolio that becomes increasingly conservative for approximately 15 years after retirement. The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s

5

investments to achieve approximately 40% of assets in equity instruments and equity funds and approximately 60% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  After its target retirement date (2010), the Fund will gradually reach its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 09/30/05)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell

10

your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2010, and who desire a portfolio that becomes increasingly conservative for approximately 15 years after retirement. The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 40% of assets in equity instruments and equity funds and approximately 60% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  After its target retirement date (2010), the Fund will gradually reach its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

12

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

Fixed Income and Money Market Funds

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[insert money market fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

13

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In

14

addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due.

15

Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United

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Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal

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payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

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Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either

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available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An

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investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

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Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale five classes of shares: Class A, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A — Class A shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)         after separation from service for employer sponsored retirement plans.

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Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class A shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

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Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received

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after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

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·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

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The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system,

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established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective

39

method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

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In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in

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any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

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The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or

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any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as

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sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain

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other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial

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interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

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Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

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As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

56

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

57

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

58

The Hartford Target Retirement 2010 Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(b)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.81	$9.59	$8.50	$7.24	$10.66
Investment Operations:
Net investment income (loss)	0.13	0.19	0.17	0.22	0.30
Net realized and unrealized gain (loss) on investments	0.71	0.20	1.09	1.15	(3.10)
Total from investment operations	0.84	0.39	1.26	1.37	(2.80)
Distributions:
Net investment income	(0.21)	(0.17)	(0.17)	(0.11)	(0.41)
Net realized gain on investments	—	—	—	—	(0.21)
Total distributions	(0.21)	(0.17)	(0.17)	(0.11)	(0.62)
Net asset value, end of period	$10.44	$9.81	$9.59	$8.50	$7.24
Total Return(c)	8.81%	4.09%	15.02%	19.29%	(27.74)%
Net assets at end of period (in thousands)	$8,445	$8,424	$9,738	$9,342	$6,520
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.70%	0.74%	0.79%	0.95%	1.02%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.34%	0.33%	0.27%	0.24%	0.42%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.34%	0.33%	0.27%	0.24%	0.42%
Ratio of net investment income to average net assets(d)	1.30%	1.96%	1.86%	3.00%	2.87%
Portfolio turnover rate(e)	91%	51%	49%	31%	68%

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The Hartford Target Retirement 2010 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.75	$9.55	$8.48	$7.23	$10.66
Investment Operations:
Net investment income (loss)	0.10	0.17	0.14	0.18	0.26
Net realized and unrealized gain (loss) on investments	0.74	0.20	1.10	1.18	(3.11)
Total from investment operations	0.84	0.37	1.24	1.36	(2.85)
Distributions:
Net investment income	(0.21)	(0.17)	(0.17)	(0.11)	(0.37)
Net realized gain on investments	—	—	—	—	(0.21)
Total distributions	(0.21)	(0.17)	(0.17)	(0.11)	(0.58)
Net asset value, end of period	$10.38	$9.75	$9.55	$8.48	$7.23
Total Return(c)	8.75%	3.93%	14.87%	19.24%	(28.14)%
Net assets at end of period (in thousands)	$18,241	$12,539	$7,168	$1,578	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	1.04%	1.08%	1.14%	1.25%	1.47%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.49%	0.48%	0.42%	0.39%	0.87%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.49%	0.48%	0.42%	0.39%	0.87%
Ratio of net investment income to average net assets(d)	1.00%	1.71%	1.66%	2.37%	2.70%
Portfolio turnover rate(e)	91%	51%	49%	31%	68%

60

The Hartford Target Retirement 2010 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.82	$9.60	$8.51	$7.23	$10.66
Investment Operations:
Net investment income (loss)	0.13	0.19	0.18	0.22	0.36
Net realized and unrealized gain (loss) on investments	0.73	0.22	1.09	1.17	(3.17)
Total from investment operations	0.86	0.41	1.27	1.39	(2.81)
Distributions:
Net investment income	(0.23)	(0.19)	(0.18)	(0.11)	(0.41)
Net realized gain on investments	—	—	—	—	(0.21)
Total distributions	(0.23)	(0.19)	(0.18)	(0.11)	(0.62)
Net asset value, end of period	$10.45	$9.82	$9.60	$8.51	$7.23
Total Return(c)	8.98%	4.26%	15.16%	19.58%	(27.84)%
Net assets at end of period (in thousands)	$23,700	$17,209	$10,173	$9,020	$4,823
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.74%	0.77%	0.85%	1.03%	1.04%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.19%	0.18%	0.12%	0.09%	0.45%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.19%	0.18%	0.12%	0.09%	0.45%
Ratio of net investment income to average net assets(d)	1.33%	1.96%	2.02%	3.00%	1.67%
Portfolio turnover rate(e)	91%	51%	49%	31%	68%

61

The Hartford Target Retirement 2010 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.83	$9.61	$8.51	$7.24	$10.67
Investment Operations:
Net investment income (loss)	0.15	0.21	0.19	0.22	0.37
Net realized and unrealized gain (loss) on investments	0.73	0.20	1.10	1.16	(3.16)
Total from investment operations	0.88	0.41	1.29	1.38	(2.79)
Distributions:
Net investment income	(0.24)	(0.19)	(0.19)	(0.11)	(0.43)
Net realized gain on investments	—	—	—	—	(0.21)
Total distributions	(0.24)	(0.19)	(0.19)	(0.11)	(0.64)
Net asset value, end of period	$10.47	$9.83	$9.61	$8.51	$7.24
Total Return(c)	9.13%	4.30%	15.33%	19.48%	(27.64)%
Net assets at end of period (in thousands)	$2,348	$2,541	$2,361	$2,051	$1,131
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.44%	0.48%	0.55%	0.73%	0.71%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.14%	0.13%	0.07%	0.04%	0.11%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.14%	0.13%	0.07%	0.04%	0.11%
Ratio of net investment income to average net assets(d)	1.51%	2.11%	2.09%	2.99%	1.86%
Portfolio turnover rate(e)	91%	51%	49%	31%	68%

62

The Hartford Target Retirement 2010 Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.82	$9.60	$8.50	$7.23	$10.66
Investment Operations:
Net investment income (loss)	0.15	0.21	0.19	0.23	0.33
Net realized and unrealized gain (loss) on investments	0.71	0.20	1.10	1.15	(3.11)
Total from investment operations	0.86	0.41	1.29	1.38	(2.78)
Distributions:
Net investment income	(0.23)	(0.19)	(0.19)	(0.11)	(0.44)
Net realized gain on investments	—	—	—	—	(0.21)
Total distributions	(0.23)	(0.19)	(0.19)	(0.11)	(0.65)
Net asset value, end of period	$10.45	$9.82	$9.60	$8.50	$7.23
Total Return(c)	9.02%	4.31%	15.34%	19.56%	(27.60)%
Net assets at end of period (in thousands)	$174	$160	$153	$133	$111
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.34%	0.37%	0.45%	0.65%	0.76%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.14%	0.13%	0.07%	0.04%	0.16%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.14%	0.13%	0.07%	0.04%	0.16%
Ratio of net investment income to average net assets(d)	1.46%	2.15%	2.07%	3.12%	3.40%
Portfolio turnover rate(e)	91%	51%	49%	31%	68%

63

The Hartford Target Retirement 2010 Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Classes B and C were merged into Class A on July 24, 2009.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Ratios do not include expenses of the underlying funds.

(e)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR1014
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2015 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTJRX
R4	HTJSX
R5	HTJTX
Y	HTJYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2015 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class R3), 1.00% (Class R4), 0.80% (Class R5) and 0.80% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2015, and who desire a portfolio that becomes conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 46% of assets in equity instruments and equity funds and approximately 54% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2015) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2015), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

Lifetime
	1 Year		5 Years		(since 10/31/08)
Share Classes
Class R5 — Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

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MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2015, and who desire a portfolio that becomes conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 46% of assets in equity instruments and equity funds and approximately 54% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2015) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2015), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

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·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[The Hartford Short Duration Fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

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more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

14

fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

15

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

16

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

17

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

18

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

19

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

20

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

21

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

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now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

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payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

31

principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

34

accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

35

are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

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mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

39

SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

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Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Target Retirement 2015 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.43	$13.29	$11.69	$10.00
Investment Operations:
Net investment income (loss)	0.14	0.21	0.14	0.21
Net realized and unrealized gain (loss) on investments	1.00	0.31	1.62	1.59
Total from investment operations	1.14	0.52	1.76	1.80
Distributions:
Net investment income	(0.23)	(0.16)	(0.16)	(0.11)
Net realized gain on investments	(0.36)	(0.22)	—	—
Total distributions	(0.59)	(0.38)	(0.16)	(0.11)
Net asset value, end of period	$13.98	$13.43	$13.29	$11.69
Total Return(d)	9.00%	3.95%	15.16%	18.33%
Net assets at end of period (in thousands)	$33,848	$26,952	$14,282	$2,003
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.99%	1.04%	1.28%	2.24%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.47%	0.47%	0.40%	0.37%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.47%	0.47%	0.40%	0.37%
Ratio of net investment income to average net assets(b)	1.01%	1.58%	1.42%	2.27%
Portfolio turnover rate(f)	90%	52%	37%	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.50	$13.34	$11.72	$10.00
Investment Operations:
Net investment income (loss)	0.15	0.26	0.16	0.23
Net realized and unrealized gain (loss) on investments	1.04	0.30	1.64	1.61
Total from investment operations	1.19	0.56	1.80	1.84
Distributions:
Net investment income	(0.27)	(0.18)	(0.18)	(0.12)
Net realized gain on investments	(0.36)	(0.22)	—	—
Total distributions	(0.63)	(0.40)	(0.18)	(0.12)
Net asset value, end of period	$14.06	$13.50	$13.34	$11.72
Total Return(d)	9.32%	4.24%	15.50%	18.70%
Net assets at end of period (in thousands)	$22,006	$10,835	$7,787	$1,883
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.69%	0.74%	1.01%	1.92%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.17%	0.17%	0.10%	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.17%	0.17%	0.10%	0.07%
Ratio of net investment income to average net assets(b)	1.17%	1.89%	1.76%	2.61%
Portfolio turnover rate(f)	90%	52%	37%	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.51	$13.35	$11.72	$10.00
Investment Operations:
Net investment income (loss)	0.19	0.27	0.24	0.26
Net realized and unrealized gain (loss) on investments	1.01	0.29	1.57	1.58
Total from investment operations	1.20	0.56	1.81	1.84
Distributions:
Net investment income	(0.27)	(0.18)	(0.18)	(0.12)
Net realized gain on investments	(0.36)	(0.22)	—	—
Total distributions	(0.63)	(0.40)	(0.18)	(0.12)
Net asset value, end of period	$14.08	$13.51	$13.35	$11.72
Total Return(d)	9.44%	4.26%	15.63%	18.71%
Net assets at end of period (in thousands)	$1,785	$1,749	$1,499	$1,459
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.39%	0.44%	0.76%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.12%	0.12%	0.05%	0.02%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.12%	0.12%	0.05%	0.02%
Ratio of net investment income to average net assets(b)	1.41%	1.99%	1.87%	2.67%
Portfolio turnover rate(f)	90%	52%	37%	15%

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The Hartford Target Retirement 2015 Fund

Financial Highlights — Class Y Shares

[[Report does not exist]]

53

The Hartford Target Retirement 2015 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Ratios do not include expenses of the underlying funds.
(c)	Commenced operations on October 31, 2008.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
R3	0.47%
R4	0.17%
R5	0.12%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

55

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR1514
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2020 Fund

Prospectus

March 1, 2014

Class	Ticker
A	HTWAX
R3	HTWRX
R4	HTWSX
R5	HTWTX
Y	HTWYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2020 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.05% (Class A), 1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of

4

the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2020, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s

5

investments to achieve approximately 53% of assets in equity instruments and equity funds and approximately 47% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2020) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2020), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter,[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 09/30/05)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)					[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell

10

your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2020, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 53% of assets in equity instruments and equity funds and approximately 47% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2020) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2020), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

12

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

Fixed Income and Money Market Funds

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[The Hartford Short Duration Fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

13

regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

14

more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

15

fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

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increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

17

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

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policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

19

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

20

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

24

and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale five classes of shares: Class A, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A — Class A shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

26

to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)         after separation from service for employer sponsored retirement plans.

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Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class A shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

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Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received

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after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

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·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

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The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system,

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established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective

39

method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

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In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in

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any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

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The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or

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any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as

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sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain

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other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial

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interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

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Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

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As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

55

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

57

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Target Retirement 2020 Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009(b)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.38	$10.12	$8.89	$7.56	$11.68
Investment Operations:
Net investment income (loss)	0.12	0.16	0.14	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.85	0.24	1.23	1.25	(3.86)
Total from investment operations	0.97	0.40	1.37	1.44	(3.60)
Distributions:
Net investment income	(0.17)	(0.14)	(0.14)	(0.11)	(0.43)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions	(0.17)	(0.14)	(0.14)	(0.11)	(0.52)
Net asset value, end of period	$11.18	$10.38	$10.12	$8.89	$7.56
Total Return(c)	9.50%	3.91%	15.54%	19.38%	(32.13)%
Net assets at end of period (in thousands)	$23,686	$22,785	$23,735	$18,297	$13,495
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.60%	0.63%	0.65%	0.75%	0.77%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.35%	0.35%	0.29%	0.25%	0.48%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.35%	0.35%	0.29%	0.25%	0.48%
Ratio of net investment income to average net assets(d)	1.11%	1.50%	1.54%	2.52%	2.30%
Portfolio turnover rate(e)	86%	38%	28%	20%	51%

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The Hartford Target Retirement 2020 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.31	$10.07	$8.87	$7.55	$11.67
Investment Operations:
Net investment income (loss)	0.10	0.13	0.11	0.17	0.35
Net realized and unrealized gain (loss) on investments	0.85	0.25	1.23	1.25	(3.99)
Total from investment operations	0.95	0.38	1.34	1.42	(3.64)
Distributions:
Net investment income	(0.16)	(0.14)	(0.14)	(0.10)	(0.39)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions	(0.16)	(0.14)	(0.14)	(0.10)	(0.48)
Net asset value, end of period	$11.10	$10.31	$10.07	$8.87	$7.55
Total Return(c)	9.39%	3.75%	15.30%	19.19%	(32.37)%
Net assets at end of period (in thousands)	$61,748	$45,045	$23,842	$1,151	$70
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.93%	0.95%	0.98%	1.19%	1.21%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.50%	0.50%	0.44%	0.40%	0.91%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.50%	0.50%	0.44%	0.40%	0.91%
Ratio of net investment income to average net assets(d)	0.86%	1.26%	1.30%	1.57%	1.00%
Portfolio turnover rate(e)	86%	38%	28%	20%	51%

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The Hartford Target Retirement 2020 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.38	$10.12	$8.89	$7.55	$11.67
Investment Operations:
Net investment income (loss)	0.13	0.17	0.16	0.19	0.37
Net realized and unrealized gain (loss) on investments	0.86	0.24	1.22	1.26	(3.98)
Total from investment operations	0.99	0.41	1.38	1.45	(3.61)
Distributions:
Net investment income	(0.19)	(0.15)	(0.15)	(0.11)	(0.42)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions	(0.19)	(0.15)	(0.15)	(0.11)	(0.51)
Net asset value, end of period	$11.18	$10.38	$10.12	$8.89	$7.55
Total Return(c)	9.70%	4.07%	15.68%	19.53%	(32.18)%
Net assets at end of period (in thousands)	$70,933	$47,150	$29,544	$17,503	$8,281
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.63%	0.64%	0.68%	0.81%	0.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.20%	0.20%	0.14%	0.10%	0.55%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.20%	0.20%	0.14%	0.10%	0.55%
Ratio of net investment income to average net assets(d)	1.14%	1.58%	1.67%	2.48%	1.12%
Portfolio turnover rate(e)	86%	38%	28%	20%	51%

61

The Hartford Target Retirement 2020 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.40	$10.14	$8.90	$7.56	$11.68
Investment Operations:
Net investment income (loss)	0.14	0.18	0.17	0.20	0.39
Net realized and unrealized gain (loss) on investments	0.85	0.24	1.22	1.25	(3.97)
Total from investment operations	0.99	0.42	1.39	1.45	(3.58)
Distributions:
Net investment income	(0.19)	(0.16)	(0.15)	(0.11)	(0.45)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions	(0.19)	(0.16)	(0.15)	(0.11)	(0.54)
Net asset value, end of period	$11.20	$10.40	$10.14	$8.90	$7.56
Total Return(c)	9.73%	4.09%	15.82%	19.59%	(31.98)%
Net assets at end of period (in thousands)	$14,083	$13,411	$11,725	$9,213	$6,165
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.33%	0.34%	0.38%	0.51%	0.53%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.15%	0.15%	0.09%	0.05%	0.23%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.15%	0.15%	0.09%	0.05%	0.23%
Ratio of net investment income to average net assets(d)	1.29%	1.67%	1.76%	2.63%	0.96%
Portfolio turnover rate(e)	86%	38%	28%	20%	51%

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The Hartford Target Retirement 2020 Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011(a)	2010(a)	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.40	$10.13	$8.90	$7.56	$11.68
Investment Operations:
Net investment income (loss)	0.14	0.18	0.14	0.21	0.29
Net realized and unrealized gain (loss) on investments	0.85	0.25	1.25	1.24	(3.86)
Total from investment operations	0.99	0.43	1.39	1.45	(3.57)
Distributions:
Net investment income	(0.19)	(0.16)	(0.16)	(0.11)	(0.46)
Net realized gain on investments	—	—	—	—	(0.09)
Total distributions	(0.19)	(0.16)	(0.16)	(0.11)	(0.55)
Net asset value, end of period	$11.20	$10.40	$10.13	$8.90	$7.56
Total Return(c)	9.72%	4.22%	15.72%	19.63%	(31.89)%
Net assets at end of period (in thousands)	$119	$109	$105	$10	$9
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d)	0.23%	0.24%	0.27%	0.42%	0.46%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d)	0.15%	0.15%	0.07%	0.05%	0.17%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d)	0.15%	0.15%	0.07%	0.05%	0.17%
Ratio of net investment income to average net assets(d)	1.30%	1.69%	1.55%	2.69%	2.74%
Portfolio turnover rate(e)	86%	38%	28%	20%	51%

63

The Hartford Target Retirement 2020 Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Classes B and C were merged into Class A on July 24, 2009.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Ratios do not include expenses of the underlying funds.

(e)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR2014
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2025 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTKRX
R4	HTKSX
R5	HTKTX
Y	HTKYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2025 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2025, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 60% of assets in equity instruments and equity funds and approximately 40% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2025) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2025), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

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other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013

Lifetime
	1 Year		5 Years		(since 10/31/08)
Share Classes
Class R5 — Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

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TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2025, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 60% of assets in equity instruments and equity funds and approximately 40% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2025) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2025), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

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·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

Fixed Income and Money Market Funds

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[The Hartford Short Duration Fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

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more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

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fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

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increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

17

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

18

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

19

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

20

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

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now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

29

through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

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payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

32

principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

35

accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

36

are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

39

mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

40

SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

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Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Target Retirement 2025 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.55	$13.27	$11.60	$10.00
Investment Operations:
Net investment income (loss)	0.11	0.15	0.09	0.16
Net realized and unrealized gain (loss) on investments	1.10	0.37	1.68	1.56
Total from investment operations	1.21	0.52	1.77	1.72
Distributions:
Net investment income	(0.17)	(0.12)	(0.10)	(0.12)
Net realized gain on investments	(0.32)	(0.12)	—	—
Total distributions	(0.49)	(0.24)	(0.10)	(0.12)
Net asset value, end of period	$14.27	$13.55	$13.27	$11.60
Total Return(d)	9.35%	3.92%	15.36%	17.44%
Net assets at end of period (in thousands)	$38,052	$27,080	$14,148	$2,046
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.97%	1.02%	1.30%	2.25%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.49%	0.50%	0.43%	0.42%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.49%	0.50%	0.43%	0.42%
Ratio of net investment income to average net assets(b)	0.76%	1.09%	0.95%	1.73%
Portfolio turnover rate(e)	87%	46%	26%	12%

51

The Hartford Target Retirement 2025 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.62	$13.32	$11.63	$10.00
Investment Operations:
Net investment income (loss)	0.15	0.18	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.11	0.38	1.69	1.57
Total from investment operations	1.26	0.56	1.81	1.75
Distributions:
Net investment income	(0.20)	(0.14)	(0.12)	(0.12)
Net realized gain on investments	(0.32)	(0.12)	—	—
Total distributions	(0.52)	(0.26)	(0.12)	(0.12)
Net asset value, end of period	$14.36	$13.62	$13.32	$11.63
Total Return(d)	9.73%	4.19%	15.69%	17.81%
Net assets at end of period (in thousands)	$34,794	$21,926	$9,714	$2,060
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.67%	0.72%	1.01%	1.94%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.19%	0.20%	0.13%	0.12%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.19%	0.20%	0.13%	0.12%
Ratio of net investment income to average net assets(b)	1.03%	1.34%	1.28%	1.99%
Portfolio turnover rate(e)	87%	46%	26%	12%

52

The Hartford Target Retirement 2025 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.64	$13.33	$11.64	$10.00
Investment Operations:
Net investment income (loss)	0.16	0.20	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.09	0.37	1.66	1.56
Total from investment operations	1.25	0.57	1.82	1.76
Distributions:
Net investment income	(0.20)	(0.14)	(0.13)	(0.12)
Net realized gain on investments	(0.32)	(0.12)	—	—
Total distributions	(0.52)	(0.26)	(0.13)	(0.12)
Net asset value, end of period	$14.37	$13.64	$13.33	$11.64
Total Return(d)	9.68%	4.29%	15.71%	17.92%
Net assets at end of period (in thousands)	$1,643	$1,574	$1,912	$1,381
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.37%	0.42%	0.76%	1.71%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.14%	0.15%	0.08%	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.14%	0.15%	0.08%	0.07%
Ratio of net investment income to average net assets(b)	1.18%	1.47%	1.35%	2.09%
Portfolio turnover rate(e)	87%	46%	26%	12%

53

The Hartford Target Retirement 2025 Fund

Financial Highlights — Class Y Shares

[[Report does not exist]]

54

The Hartford Target Retirement 2025 Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Ratios do not include expenses of the underlying funds.

(c)          Commenced operations on October 31, 2008.

(d)         Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)          Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

55

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

56

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR2514
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2030 Fund

Prospectus

March 1, 2014

Class	Ticker
A	HTHAX
R3	HTHRX
R4	HTHSX
R5	HTHTX
Y	HTHYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2030 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [      ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Acquired Fund fees and expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.05% (Class A),  1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of

4

the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2030, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s

5

investments to achieve approximately 68% of assets in equity instruments and equity funds and approximately 32% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2030) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2030), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [    ]% ([    } quarter,[    ])   Lowest [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		5 Years		(since 09/30/05)
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell

10

your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2030, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 68% of assets in equity instruments and equity funds and approximately 32% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2030) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2030), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

12

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

[The Hartford Inflation Plus Fund]

[The Hartford Strategic Income Fund]

[The Hartford Total Return Bond Fund]

[The Hartford World Bond Fund]

[The Hartford Short Duration Fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

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more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

15

fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

16

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

17

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

18

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

19

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

20

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

24

and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale five classes of shares: Class A, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A — Class A shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

26

to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

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Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit

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towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

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·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)         after separation from service for employer sponsored retirement plans.

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Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class A shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

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Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A and Class Y Shares:

·                  On the Web (Class A only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received

35

after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

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·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

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The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system,

38

established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective

39

method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

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In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in

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any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

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The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

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If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or

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any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as

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sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain

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other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial

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interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

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·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

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Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

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As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

54

including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

55

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

57

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

58

The Hartford Target Retirement 2030 Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a),(b)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.28	$9.01	$7.84	$6.80	$10.92
Investment Operations:
Net investment income (loss)	0.09	0.10	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.84	0.25	1.16	1.04	(3.78)
Total from investment operations	0.93	0.35	1.25	1.16	(3.65)
Distributions:
Net investment income	(0.12)	(0.08)	(0.08)	(0.12)	(0.37)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions	(0.12)	(0.08)	(0.08)	(0.12)	(0.47)
Net asset value, end of period	$10.09	$9.28	$9.01	$7.84	$6.80
Total Return(c)	10.15%	3.91%	16.03%	17.45%	(34.83)%
Net assets at end of period (in thousands)	$24,249	$21,889	$20,891	$17,090	$12,679
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.66%	0.71%	0.73%	0.81%	0.86%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.32%	0.33%	0.27%	0.24%	0.51%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d),(e)	0.32%	0.33%	0.27%	0.24%	0.51%
Ratio of net investment income to average net assets(d)	0.94%	1.03%	1.09%	1.80%	1.43%
Portfolio turnover rate(f)	83%	34%	23%	16%	35%

59

The Hartford Target Retirement 2030 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.17	$8.92	$7.77	$6.77	$10.88
Investment Operations:
Net investment income (loss)	0.07	0.08	0.08	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	0.83	0.26	1.15	1.04	(3.68)
Total from investment operations	0.90	0.34	1.23	1.14	(3.69)
Distributions:
Net investment income	(0.11)	(0.09)	(0.08)	(0.14)	(0.32)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions	(0.11)	(0.09)	(0.08)	(0.14)	(0.42)
Net asset value, end of period	$9.96	$9.17	$8.92	$7.77	$6.77
Total Return(c)	9.97%	3.75%	15.88%	17.37%	(35.18)%
Net assets at end of period (in thousands)	$64,641	$47,518	$20,350	$3,209	$1,070
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.93%	0.95%	0.99%	1.15%	1.25%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.47%	0.48%	0.42%	0.39%	0.86%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d),(e)	0.47%	0.48%	0.42%	0.39%	0.86%
Ratio of net investment income to average net assets(d)	0.73%	0.84%	0.97%	1.42%	(0.10)%
Portfolio turnover rate(f)	83%	34%	23%	16%	35%

60

The Hartford Target Retirement 2030 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.27	$9.00	$7.83	$6.78	$10.91
Investment Operations:
Net investment income (loss)	0.10	0.11	0.10	0.12	0.02
Net realized and unrealized gain (loss) on investments	0.83	0.26	1.16	1.05	(3.67)
Total from investment operations	0.93	0.37	1.26	1.17	(3.65)
Distributions:
Net investment income	(0.13)	(0.10)	(0.09)	(0.12)	(0.38)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions	(0.13)	(0.10)	(0.09)	(0.12)	(0.48)
Net asset value, end of period	$10.07	$9.27	$9.00	$7.83	$6.78
Total Return(c)	10.24%	4.06%	16.21%	17.66%	(34.87)%
Net assets at end of period (in thousands)	$76,109	$54,660	$36,119	$19,940	$7,578
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.63%	0.64%	0.68%	0.82%	0.89%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.17%	0.18%	0.12%	0.09%	0.54%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d),(e)	0.17%	0.18%	0.12%	0.09%	0.54%
Ratio of net investment income to average net assets(d)	1.04%	1.16%	1.24%	1.79%	0.17%
Portfolio turnover rate(f)	83%	34%	23%	16%	35%

61

The Hartford Target Retirement 2030 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.29	$9.02	$7.84	$6.80	$10.93
Investment Operations:
Net investment income (loss)	0.11	0.12	0.11	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.84	0.25	1.16	1.04	(3.68)
Total from investment operations	0.95	0.37	1.27	1.17	(3.65)
Distributions:
Net investment income	(0.14)	(0.10)	(0.09)	(0.13)	(0.38)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions	(0.14)	(0.10)	(0.09)	(0.13)	(0.48)
Net asset value, end of period	$10.10	$9.29	$9.02	$7.84	$6.80
Total Return(c)	10.38%	4.09%	16.35%	17.68%	(34.82)%
Net assets at end of period (in thousands)	$11,192	$10,206	$8,668	$6,082	$2,530
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.33%	0.34%	0.39%	0.52%	0.58%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.12%	0.13%	0.07%	0.04%	0.22%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d),(e)	0.12%	0.13%	0.07%	0.04%	0.22%
Ratio of net investment income to average net assets(d)	1.15%	1.23%	1.30%	1.90%	0.33%
Portfolio turnover rate(f)	83%	34%	23%	16%	35%

62

The Hartford Target Retirement 2030 Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.31	$9.04	$7.86	$6.82	$10.95
Investment Operations:
Net investment income (loss)	0.11	0.12	0.12	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.84	0.25	1.15	1.04	(3.82)
Total from investment operations	0.95	0.37	1.27	1.18	(3.64)
Distributions:
Net investment income	(0.14)	(0.10)	(0.09)	(0.14)	(0.39)
Net realized gain on investments	—	—	—	—	(0.10)
Total distributions	(0.14)	(0.10)	(0.09)	(0.14)	(0.49)
Net asset value, end of period	$10.12	$9.31	$9.04	$7.86	$6.82
Total Return(c)	10.34%	4.08%	16.31%	17.83%	(34.69)%
Net assets at end of period (in thousands)	$161	$146	$140	$29	$25
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.23%	0.24%	0.28%	0.43%	0.54%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(d),(e)	0.12%	0.13%	0.07%	0.04%	0.19%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(d),(e)	0.12%	0.13%	0.07%	0.04%	0.19%
Ratio of net investment income to average net assets(d)	1.15%	1.24%	1.39%	2.08%	1.89%
Portfolio turnover rate(f)	83%	34%	23%	16%	35%

63

The Hartford Target Retirement 2030 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Classes B and C were merged into Class A on July 24, 2009.
(c)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(d)	Ratios do not include expenses of the underlying funds.
(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.32%
R3	0.47%
R4	0.17%
R5	0.12%
Y	0.12%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

65

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR3014
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2035 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTLRX
R4	HTLSX
R5	HTLTX
Y	HTLYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2035 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%
Acquired Fund fees and expenses	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2035, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 75% of assets in equity instruments and equity funds and approximately 25% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2035) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2035), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

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Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

Lifetime
	1 Year		5 Years		(since 10/31/08)
Share Classes
Class R5 — Return Before Taxes	[	]%	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Share Classes (Return Before Taxes)
Class R3	[	]%	[	]%	[	]%
Class R4	[	]%	[	]%	[	]%
Class Y	[	]%	[	]%	[	]%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%

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MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012
Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None
Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2035, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 75% of assets in equity instruments and equity funds and approximately 25% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2035) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2035), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

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·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
[The Hartford Capital Appreciation Fund]	[The Hartford Inflation Plus Fund]
[The Hartford Dividend and Growth Fund]	[The Hartford Strategic Income Fund]
[The Hartford MidCap Value Fund]	[The Hartford Short Duration Fund]
[The Hartford Small Company Fund]
Asset Allocation Funds
Global and International Equity Funds	[The Hartford Global Real Asset Fund]
[The Hartford International Opportunities Fund]	[The Hartford Alternative Strategies Fund]
[The Hartford International Small Company Fund]
[The Hartford Emerging Markets Research Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

13

more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

14

fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

15

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

16

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

17

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

18

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

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that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

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now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

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payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

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principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

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accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

35

are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

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mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

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SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

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Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call  1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

48

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

49

The Hartford Target Retirement 2035 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.70	$13.44	$11.63	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.11	0.08	0.15
Net realized and unrealized gain (loss) on investments	1.30	0.46	1.82	1.59
Total from investment operations	1.40	0.57	1.90	1.74
Distributions:
Net investment income	(0.14)	(0.10)	(0.09)	(0.11)
Net realized gain on investments	(0.49)	(0.21)	—	—
Total distributions	(0.63)	(0.31)	(0.09)	(0.11)
Net asset value, end of period	$14.47	$13.70	$13.44	$11.63
Total Return(d)	10.93%	4.29%	16.38%	17.72%
Net assets at end of period (in thousands)	$30,934	$19,991	$9,464	$1,508
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.01%	1.10%	1.44%	2.35%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.46%	0.45%	0.39%	0.37%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.46%	0.45%	0.39%	0.37%
Ratio of net investment income to average net assets(b)	0.67%	0.82%	0.75%	1.50%
Portfolio turnover rate(e)	95%	54%	30%	15%

50

The Hartford Target Retirement 2035 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.77	$13.49	$11.66	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.15	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.32	0.46	1.82	1.61
Total from investment operations	1.45	0.61	1.94	1.78
Distributions:
Net investment income	(0.17)	(0.12)	(0.11)	(0.12)
Net realized gain on investments	(0.49)	(0.21)	—	—
Total distributions	(0.66)	(0.33)	(0.11)	(0.12)
Net asset value, end of period	$14.56	$13.77	$13.49	$11.66
Total Return(d)	11.31%	4.55%	16.74%	18.09%
Net assets at end of period (in thousands)	$19,507	$9,508	$5,550	$1,777
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.71%	0.80%	1.16%	2.03%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.16%	0.15%	0.09%	0.07%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.16%	0.15%	0.09%	0.07%
Ratio of net investment income to average net assets(b)	0.90%	1.09%	1.02%	1.75%
Portfolio turnover rate(e)	95%	54%	30%	15%

51

The Hartford Target Retirement 2035 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.78	$13.49	$11.66	$10.00
Investment Operations:
Net investment income (loss)	0.14	0.17	0.14	0.18
Net realized and unrealized gain (loss) on investments	1.32	0.45	1.81	1.60
Total from investment operations	1.46	0.62	1.95	1.78
Distributions:
Net investment income	(0.18)	(0.12)	(0.12)	(0.12)
Net realized gain on investments	(0.49)	(0.21)	—	—
Total distributions	(0.67)	(0.33)	(0.12)	(0.12)
Net asset value, end of period	$14.57	$13.78	$13.49	$11.66
Total Return(d)	11.34%	4.66%	16.78%	18.10%
Net assets at end of period (in thousands)	$1,240	$1,066	$1,403	$1,198
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.43%	0.50%	0.89%	1.77%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.11%	0.10%	0.04%	0.02%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.11%	0.10%	0.04%	0.02%
Ratio of net investment income to average net assets(b)	1.11%	1.17%	1.12%	1.84%
Portfolio turnover rate(e)	95%	54%	30%	15%

52

The Hartford Target Retirement 2035 Fund

Financial Highlights — Class Y Shares

[[Report does not exist]]

53

The Hartford Target Retirement 2035 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Ratios do not include expenses of the underlying funds.
(c)	Commenced operations on October 31, 2008.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

54

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

55

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR3514
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2040 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTMRX
R4	HTMSX
R5	HTMTX
Y	HTMZX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2040 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%
Acquired Fund fees and expenses	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class R3), 1.05% (Class R4), 0.85% (Class R5) and 0.85% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2040, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2040) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2040), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

   Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

Lifetime
	1 Year		5 Years		(since 10/31/08)
Share Classes
Class R5 - Return Before Taxes	[	]%	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Share Classes (Return Before Taxes)
Class R3	[	]%	[	]%	[	]%
Class R4	[	]%	[	]%	[	]%
Class Y	[	]%	[	]%	[	]%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%

9

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

10

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2040, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2040) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2040), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

11

·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
[The Hartford Capital Appreciation Fund]	[The Hartford Inflation Plus Fund]
[The Hartford Dividend and Growth Fund]	[The Hartford Strategic Income Fund]
[The Hartford MidCap Value Fund]	[The Hartford Short Duration Fund]
[The Hartford Small Company Fund]
Asset Allocation Funds
Global and International Equity Funds	[The Hartford Global Real Asset Fund]
[The Hartford International Opportunities Fund]	[The Hartford Alternative Strategies Fund]
[The Hartford International Small Company Fund]
[The Hartford Emerging Markets Research Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

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more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

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fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

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increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

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junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

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policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

18

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

19

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

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now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

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through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

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payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

31

principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

34

accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

35

are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

38

mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

39

SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

42

Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Target Retirement 2040 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.75	$13.48	$11.59	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.10	0.06	0.15
Net realized and unrealized gain (loss) on investments	1.26	0.41	1.91	1.55
Total from investment operations	1.36	0.51	1.97	1.70
Distributions:
Net investment income	(0.13)	(0.09)	(0.08)	(0.11)
Net realized gain on investments	(0.36)	(0.15)	—	—
Total distributions	(0.49)	(0.24)	(0.08)	(0.11)
Net asset value, end of period	$14.62	$13.75	$13.48	$11.59
Total Return(d)	10.44%	3.78%	17.06%	17.34%
Net assets at end of period (in thousands)	$33,996	$26,194	$9,856	$1,301
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.99%	1.06%	1.45%	2.41%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.45%	0.44%	0.38%	0.35%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.45%	0.44%	0.38%	0.35%
Ratio of net investment income to average net assets(b)	0.65%	0.73%	0.64%	1.48%
Portfolio turnover rate(f)	99%	41%	24%	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.82	$13.52	$11.62	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.14	0.11	0.17
Net realized and unrealized gain (loss) on investments	1.29	0.42	1.90	1.57
Total from investment operations	1.42	0.56	2.01	1.74
Distributions:
Net investment income	(0.17)	(0.11)	(0.11)	(0.12)
Net realized gain on investments	(0.36)	(0.15)	—	—
Total distributions	(0.53)	(0.26)	(0.11)	(0.12)
Net asset value, end of period	$14.71	$13.82	$13.52	$11.62
Total Return(d)	10.81%	4.12%	17.35%	17.70%
Net assets at end of period (in thousands)	$28,670	$11,782	$4,727	$1,629
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.68%	0.76%	1.18%	2.10%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.15%	0.14%	0.08%	0.05%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.15%	0.14%	0.08%	0.05%
Ratio of net investment income to average net assets(b)	0.81%	1.01%	0.93%	1.79%
Portfolio turnover rate(f)	99%	41%	24%	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.83	$13.53	$11.63	$10.00
Investment Operations:
Net investment income (loss)	0.14	0.16	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.28	0.40	1.89	1.57
Total from investment operations	1.42	0.56	2.01	1.75
Distributions:
Net investment income	(0.17)	(0.11)	(0.11)	(0.12)
Net realized gain on investments	(0.36)	(0.15)	—	—
Total distributions	(0.53)	(0.26)	(0.11)	(0.12)
Net asset value, end of period	$14.72	$13.83	$13.53	$11.63
Total Return(d)	10.84%	4.15%	17.36%	17.81%
Net assets at end of period (in thousands)	$1,611	$1,336	$1,863	$1,321
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.40%	0.47%	0.91%	1.81%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b),(e)	0.10%	0.09%	0.03%	—%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b),(e)	0.10%	0.09%	0.03%	—%
Ratio of net investment income to average net assets(b)	1.06%	1.12%	1.00%	1.83%
Portfolio turnover rate(f)	99%	41%	24%	15%

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The Hartford Target Retirement 2040 Fund

Financial Highlights — Class Y Shares

[[Report does not exist]]

53

The Hartford Target Retirement 2040 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Ratios do not include expenses of the underlying funds.
(c)	Commenced operations on October 31, 2008.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
R3	0.45%
R4	0.15%
R5	0.10%

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value. The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

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Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

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SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR4014
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2045 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTNRX
R4	HTNSX
R5	HTNTX
Y	HTNZX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TARGET RETIREMENT 2045 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%
Acquired Fund fees and expenses	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class R3), 1.10% (Class R4), 0.90% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2045, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2045) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2045), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

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Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

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closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

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other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter,[    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

Lifetime
Share Classes	1 Year		5 Years		(since 10/31/08)
Class R5 — Return Before Taxes	[	]%	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Share Classes (Return Before Taxes)
Class R3	[	]%	[	]%	[	]%
Class R4	[	]%	[	]%	[	]%
Class Y	[	]%	[	]%	[	]%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%

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MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$ 250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The Fund is designed for investors who plan to retire close to the year 2045, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2045) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2045), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

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·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds

[The Hartford Capital Appreciation Fund]

[The Hartford Dividend and Growth Fund]

[The Hartford MidCap Value Fund]

[The Hartford Small Company Fund]

Global and International Equity Funds

[The Hartford International Opportunities Fund]

[The Hartford International Small Company Fund]

[The Hartford Emerging Markets Research Fund]

Fixed Income and Money Market Funds

[The Hartford Inflation Plus Fund ]

[The Hartford Strategic Income Fund]

[The Hartford Short Duration Fund]

Asset Allocation Funds

[The Hartford Global Real Asset Fund]

[The Hartford Alternative Strategies Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

12

regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times.  However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

13

more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks. References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

14

fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

15

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

16

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

17

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

18

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

19

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

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Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

23

and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

27

now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

28

through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

29

payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

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principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

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accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

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are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

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mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

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SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

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Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

44

Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

45

including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

49

The Hartford Target Retirement 2045 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.73	$13.47	$11.59	$10.00
Investment Operations:
Net investment income (loss)	0.07	0.07	0.06	0.12
Net realized and unrealized gain (loss) on investments	1.18	0.47	1.88	1.58
Total from investment operations	1.25	0.54	1.94	1.70
Distributions:
Net investment income	(0.10)	(0.08)	(0.06)	(0.11)
Net realized gain on investments	(0.79)	(0.20)	—	—
Total distributions	(0.89)	(0.28)	(0.06)	(0.11)
Net asset value, end of period	$14.09	$13.73	$13.47	$11.59
Total Return(d)	10.14%	4.03%	16.79%	17.28%
Net assets at end of period (in thousands)	$13,020	$8,477	$3,918	$1,380
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.15%	1.33%	1.77%	2.40%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.49%	0.48%	0.42%	0.39%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.49%	0.48%	0.42%	0.39%
Ratio of net investment income to average net assets(b)	0.54%	0.50%	0.47%	1.21%
Portfolio turnover rate(e)	89%	50%	19%	7%

50

The Hartford Target Retirement 2045 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.79	$13.51	$11.62	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.11	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.21	0.47	1.88	1.58
Total from investment operations	1.31	0.58	1.98	1.73
Distributions:
Net investment income	(0.14)	(0.10)	(0.09)	(0.11)
Net realized gain on investments	(0.79)	(0.20)	—	—
Total distributions	(0.93)	(0.30)	(0.09)	(0.11)
Net asset value, end of period	$14.17	$13.79	$13.51	$11.62
Total Return(d)	10.53%	4.33%	17.09%	17.65%
Net assets at end of period (in thousands)	$11,680	$5,048	$2,399	$1,499
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.84%	1.03%	1.48%	2.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.19%	0.18%	0.12%	0.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.19%	0.18%	0.12%	0.09%
Ratio of net investment income to average net assets(b)	0.75%	0.81%	0.76%	1.49%
Portfolio turnover rate(e)	89%	50%	19%	7%

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The Hartford Target Retirement 2045 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.80	$13.51	$11.62	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.12	0.11	0.15
Net realized and unrealized gain (loss) on investments	1.18	0.48	1.87	1.58
Total from investment operations	1.31	0.60	1.98	1.73
Distributions:
Net investment income	(0.14)	(0.11)	(0.09)	(0.11)
Net realized gain on investments	(0.79)	(0.20)	—	—
Total distributions	(0.93)	(0.31)	(0.09)	(0.11)
Net asset value, end of period	$14.18	$13.80	$13.51	$11.62
Total Return(d)	10.56%	4.44%	17.14%	17.65%
Net assets at end of period (in thousands)	$1,005	$918	$1,371	$1,190
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.56%	0.73%	1.18%	1.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.14%	0.13%	0.07%	0.04%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.14%	0.13%	0.07%	0.04%
Ratio of net investment income to average net assets(b)	0.96%	0.86%	0.84%	1.54%
Portfolio turnover rate(e)	89%	50%	19%	7%

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The Hartford Target Retirement 2045 Fund

Financial Highlights — Class Y Shares

Year Ended October 31,
2012(a)

53

The Hartford Target Retirement 2045 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Ratios do not include expenses of the underlying funds.
(c)	Commenced operations on October 31, 2008.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

55

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR4514
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Target Retirement 2050 Fund

Prospectus

March 1, 2014

Class	Ticker
R3	HTPRX
R4	HTPSX
R5	HTPTX
Y	HTPYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD TARGET RETIREMENT 2050 FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%
Acquired Fund fees and expenses	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	[	]%	[	]%	[	]%	[	]%

(1)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.40% (Class R3), 1.10% (Class R4), 0.90% (Class R5) and 0.90% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

4

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells other securities.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2050, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2050) the Fund’s investments are expected to be approximately 45% in equity

5

instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2050), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

GLIDE PATH ILLUSTRATION.

As discussed above, over time the Fund’s allocation to asset classes and Underlying Funds will change according to a predetermined “glide path” as shown in the following chart. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund.  The glide path illustration shows the Fund’s expected target strategic asset allocation to each category, Underlying Fixed Income, Underlying Equity, Underlying Inflation Protected,  Underlying Diversifier Funds and cash, and how the allocation changes over time.  The glide path illustration shows how the Fund’s asset mix is designed to become more conservative—both prior to and after retirement—as time elapses.  Although the glide path is meant to reduce the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund does not guarantee a particular level of income and Wellington Management may choose to modify the target asset allocation of the glide path itself from time to time.

6

Hartford Target Retirement Funds Glidepath

Wellington Management may make tactical allocation adjustments around the glide path, which means that Wellington Management may vary the Fund’s actual asset allocation exposures from the glide path’s long-term targets based on Wellington Management’s views of perceived risks and opportunities.  Wellington Management’s tactical allocations are not expected to vary from the target allocations by more than plus or minus 10%.  The allocations shown in the chart do not reflect Wellington Management’s tactical allocation adjustments.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the

7

closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the sub-adviser’s allocation among those Underlying Funds.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a modified strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year.

·                  Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.

·                  Shows the returns of the Fund’s Class R5 shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s

8

other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [    ]% ([    ] quarter, [    ])   Lowest  [    ]% ([    ] quarter, [    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R5 shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

Lifetime
	1 Year		5 Years		(since 10/31/08)
Share Classes
Class R5 — Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
MSCI All Country World Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

9

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Rick A. Wurster, CFA, CMT	Vice President and Asset Allocation Portfolio Manager	2012

Stephen A. Gorman, CFA	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2050, and who desire a portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks to achieve its goal by investing in a diversified combination of other Hartford Funds and one or more unaffiliated money market funds (together the “Underlying Funds”) as well as certain exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) through an asset allocation strategy implemented by the sub-adviser, Wellington Management Company, LLP (“Wellington Management”).  Under normal market conditions, Wellington Management adjusts the Fund’s investments to achieve approximately 78% of assets in equity instruments and equity funds and approximately 22% of assets in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  Until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income instruments and fixed income funds.  By the target retirement date (2050) the Fund’s investments are expected to be approximately 45% in equity instruments and equity funds and approximately 55% in fixed income instruments and fixed income funds, although these percentages may increase or decrease from time to time by up to 10%.  The Fund will continue to invest after its target retirement date (2050), gradually reaching its most conservative allocation of approximately 28% in equity instruments and equity funds and 72% in fixed income instruments and fixed income funds approximately 15 years after the date indicated in the Fund’s name.  The Fund may also invest in Underlying Funds, ETFs or ETNs that allocate to alternative asset classes, including inflation protected investments and commodities, as well as in cash and cash equivalents.

The Underlying Funds in which the Fund may invest generally represent the following fund types: equity, fixed income, inflation linked, cash or cash equivalents and diversifier funds that can invest in fixed income instruments, equity instruments and/or alternate assets classes.

In seeking the Fund’s investment objective, the investment strategies of Wellington Management include:

·                  Allocating the Fund’s assets among Class Y shares of Hartford Funds and/or shares of one or more unaffiliated money market funds based on the Fund’s investment objective and on internally generated research.

·                  The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of domestic and international fixed income funds investing in several asset classes of varying credit quality. The Fund may also invest in Underlying Funds that allocate to alternative asset classes, including commodities.

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·                  Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Wellington Management believes will provide the most favorable outlook for achieving the Fund’s investment goal.

·                  Wellington Management may also use various techniques, such as buying and selling ETFs and ETNs, to increase or decrease the Fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the Fund invests use a broad array of investment strategies and instruments.  The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments.  The Fund will invest in Underlying Funds that have a growth, value or blend investment orientation.  The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2013, the Fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
[The Hartford Capital Appreciation Fund]	[The Hartford Inflation Plus Fund]
[The Hartford Dividend and Growth Fund]	[The Hartford Strategic Income Fund]
[The Hartford MidCap Value Fund]	[The Hartford Short Duration Fund]
[The Hartford Small Company Fund]
Asset Allocation Funds
Global and International Equity Funds	[The Hartford Global Real Asset Fund]
[The Hartford International Opportunities Fund]	[The Hartford Alternative Strategies Fund]
[The Hartford International Small Company Fund]
[The Hartford Emerging Markets Research Fund]

Although the Fund primarily invests in Underlying Funds, the Fund may, as a secondary strategy, invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund could buy, or for other investment purposes.

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in each Underlying Fund’s prospectus and statement of additional information.  You may obtain a Hartford Fund’s prospectus by calling 1-888-843-7824, or from our website at www.hartfordfunds.com.

The Underlying Funds have been selected for use over longer time periods, but Wellington Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Funds, unaffiliated money market funds, ETFs or ETNs, from time to time, if it believes that doing so would better enable the Fund to pursue its investment goal.  Allocations to each of the Underlying Funds, ETFs and ETNs are generally determined monthly, and the Fund is generally rebalanced towards target allocations daily using shareholder subscription and redemption activity.  Underlying Funds, ETFs, and ETNs may be added or changed without prior approval from or notice to shareholders.  For future information

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regarding the asset allocation among the Underlying Funds, ETFs and ETNs, please review the Fund’s annual and semi-annual reports.

The Fund intends to be fully invested at all times. However, the Fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Target Date Fund Risk — An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at or after the target retirement year.  There is no guarantee that the Fund will provide adequate income at and through your retirement.

Target Date Allocation Risk - The Fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the farther away the Fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer the Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Fund of Funds Structure Risks:

·                  The Fund is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.

·                  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

·                  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of the Fund entails potential conflicts of interest because the Fund invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the Fund’s sub-adviser may therefore have an incentive to allocate

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more of the Fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Fund’s Board of Directors.

·                  Any investment allocation limitations applicable to the Fund will make the Fund less flexible in its investment strategies than other funds of funds.  In addition, the Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

·                  The Fund’s share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of the Fund to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

·                  The Underlying Funds may change their investment goals or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund and/or the Underlying Funds have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s  and the Underlying Funds’ investment policies and risks.  References to the “Fund” in this section include the Fund or an Underlying Fund, as applicable.

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and

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fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which

15

increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of

16

junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

17

policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs

18

the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk

19

that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

20

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Fund’s web site at www.hartfordfunds.com no earlier than 15 calendar days after the end of each month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Rick A. Wurster, CFA, CMT, Vice President and Asset Allocation Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Wurster joined Wellington Management as an investment professional in 2006.

Stephen A. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington

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Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004 to 2008).

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager

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and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

ACQUIRED FUND FEES AND EXPENSES.  The Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds, ETFs and ETNs in which the Fund is invested.  The Fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds, ETFs and ETNs is calculated as a percentage of the Fund’s average net assets.  The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the Fund’s assets among the Underlying Funds, ETFs and ETNs and the actual expenses of the Underlying Funds, ETFs and ETNs.

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CLASSES OF SHARES

The Fund offers for sale four classes of shares: Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares —Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations or endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

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In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges

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now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Buying Shares

Class Y Shares:

·                  By Phone —To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased

28

through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class Y Shares:

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting

29

payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.

The registration for both accounts involved in the exchange must be identical. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.   If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are

31

principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.  Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

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·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in

34

accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or

35

are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements —Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class Y — In general, you will receive account statements as follows:

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·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans —Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and

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mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders,  including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s

39

SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

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·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed

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to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global

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Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains.  Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains.  With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividends from ordinary income may be qualified dividend income.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS,

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including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company using a modified strategy.  As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Class Y shares commenced operations on March 1, 2013.  Class Y share performance prior to March 1, 2013 reflects Class R5 share performance and operating expenses.

Indices:

The MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Target Retirement 2050 Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.61	$13.42	$11.58	$10.00
Investment Operations:
Net investment income (loss)	0.09	0.06	0.06	0.12
Net realized and unrealized gain (loss) on investments	1.20	0.42	1.84	1.57
Total from investment operations	1.29	0.48	1.90	1.69
Distributions:
Net investment income	(0.11)	(0.07)	(0.06)	(0.11)
Net realized gain on investments	(0.63)	(0.22)	—	—
Total distributions	(0.74)	(0.29)	(0.06)	(0.11)
Net asset value, end of period	$14.16	$13.61	$13.42	$11.58
Total Return(d)	10.33%	3.57%	16.46%	17.18%
Net assets at end of period (in thousands)	$13,727	$8,955	$3,619	$1,285
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.14%	1.28%	1.79%	2.42%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.49%	0.47%	0.42%	0.39%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.49%	0.47%	0.42%	0.39%
Ratio of net investment income to average net assets(b)	0.58%	0.46%	0.44%	1.23%
Portfolio turnover rate(e)	102%	55%	19%	8%

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The Hartford Target Retirement 2050 Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.68	$13.46	$11.61	$10.00
Investment Operations:
Net investment income (loss)	0.12	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	1.21	0.43	1.85	1.57
Total from investment operations	1.33	0.53	1.94	1.72
Distributions:
Net investment income	(0.14)	(0.09)	(0.09)	(0.11)
Net realized gain on investments	(0.63)	(0.22)	—	—
Total distributions	(0.77)	(0.31)	(0.09)	(0.11)
Net asset value, end of period	$14.24	$13.68	$13.46	$11.61
Total Return(d)	10.62%	3.95%	16.78%	17.54%
Net assets at end of period (in thousands)	$14,404	$6,201	$3,161	$1,262
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.84%	0.98%	1.49%	2.13%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.19%	0.17%	0.12%	0.09%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.19%	0.17%	0.12%	0.09%
Ratio of net investment income to average net assets(b)	0.79%	0.73%	0.84%	1.53%
Portfolio turnover rate(e)	102%	55%	19%	8%

51

The Hartford Target Retirement 2050 Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011(a)	2010	2009(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.69	$13.47	$11.61	$10.00
Investment Operations:
Net investment income (loss)	0.13	0.12	0.10	0.16
Net realized and unrealized gain (loss) on investments	1.21	0.41	1.85	1.56
Total from investment operations	1.34	0.53	1.95	1.72
Distributions:
Net investment income	(0.15)	(0.09)	(0.09)	(0.11)
Net realized gain on investments	(0.63)	(0.22)	—	—
Total distributions	(0.78)	(0.31)	(0.09)	(0.11)
Net asset value, end of period	$14.25	$13.69	$13.47	$11.61
Total Return(d)	10.66%	3.97%	16.90%	17.55%
Net assets at end of period (in thousands)	$1,354	$1,077	$1,456	$1,190
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.55%	0.68%	1.20%	1.83%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.14%	0.12%	0.07%	0.04%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.14%	0.12%	0.07%	0.04%
Ratio of net investment income to average net assets(b)	0.99%	0.82%	0.82%	1.56%
Portfolio turnover rate(e)	102%	55%	19%	8%

52

The Hartford Target Retirement 2050 Fund

Financial Highlights — Class Y Shares

[[Report does not exist]]

53

The Hartford Target Retirement 2050 Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)	Ratios do not include expenses of the underlying funds.
(c)	Commenced operations on October 31, 2008.
(d)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

54

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

55

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TR5014
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Total Return Bond Fund

Prospectus

March 1, 2014

Class	Ticker
A	ITBAX
B	ITBBX
C	HABCX
I	ITBIX
R3	ITBRX
R4	ITBUX
R5	ITBTX
Y	HABYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

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THE HARTFORD TOTAL RETURN BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks a competitive total return, with income as a secondary objective.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Fee waiver and/or expense reimbursement(2)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%	[	]%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total

4

annual fund operating expenses as follows:  0.95% (Class A), 1.70% (Class B), 1.70% (Class C), 0.70% (Class I), 1.25% (Class R3), 0.95% (Class R4), 0.65% (Class R5) and 0.60% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
A	$	[	]	$	[	]	$	[	]	$	[	]
B	$	[	]	$	[	]	$	[	]	$	[	]
C	$	[	]	$	[	]	$	[	]	$	[	]
I	$	[	]	$	[	]	$	[	]	$	[	]
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
A	$	[	]	$	[	]	$	[	]	$	[	]
B	$	[	]	$	[	]	$	[	]	$	[	]
C	$	[	]	$	[	]	$	[	]	$	[	]
I	$	[	]	$	[	]	$	[	]	$	[	]
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive

5

from a total return perspective along with current income.  The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).  Debt securities in which the Fund may invest include asset-backed and mortgage-related securities.  The Fund normally invests in debt securities with a maturity of at least one year.  The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may utilize derivatives to manage portfolio risk or for other investment purposes.  The derivatives in which the Fund may invest include futures and options, and swap agreements as well as forward foreign currency contracts and inverse floaters.  The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities.  The Fund may invest in securities and other instruments of any maturity.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s

6

creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the

7

value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

8

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([    ] quarter, 20[    ])   Lowest  [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

9

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[	]%	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Share Classes (Return Before Taxes)
Class B	[	]%	[	]%	[	]%
Class C	[	]%	[	]%	[	]%
Class I	[	]%	[	]%	[	]%
Class R3	[	]%	[	]%	[	]%
Class R4	[	]%	[	]%	[	]%
Class R5	[	]%	[	]%	[	]%
Class Y	[	]%	[	]%	[	]%
Barclays U.S Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012
Lucius T. Hill III	Senior Vice President and Fixed Income Portfolio Manager	2012
Campe Goodman, CFA	Vice President and Fixed Income Portfolio Manager	2012

10

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a total return perspective along with current income.  The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).  Debt securities in which the Fund may invest include asset-backed and mortgage-related securities.  The Fund normally invests in debt securities with a maturity of at least one year.  The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  The Fund may utilize derivatives to manage portfolio risk or for other investment purposes.  The derivatives in which the Fund may invest include futures and options, and swap agreements as well as forward foreign currency contracts and inverse floaters.  The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.  Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities.  The Fund may invest in securities and other instruments of any maturity.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.  The Fund may trade securities actively.

Bonds in which the Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.  Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.”  There is no other limit on the maturity of bonds held by the Fund or the average maturity of the Fund’s portfolio.

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The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions, working with a team of specialist portfolio managers who drive individual sector and security selection strategies.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as

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additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the

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Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either

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available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.

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There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may

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have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer

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developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

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Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

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Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Warrants Risk - If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to

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limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

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Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a

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wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Marvan joined Wellington Management as an investment professional in 2003.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Hill joined Wellington Management as an investment professional in 1993.

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Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Goodman joined Wellington Management as an investment professional in 2000.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as

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well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.85% (Class R5) and 0.75% (Class Y).

Effective November 1, 2013, the Investment Manager has voluntarily agreed to waive 0.04% of the Fund’s contractual management fee through October 31, 2014. In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from November 1, 2013 through October 31, 2014 to the extent necessary to maintain total annual fund operating expenses as follows: 0.91% (Class A), 1.66% (Class B), 1.66% (Class C), 0.66% (Class I), 1.21% (Class R3), 0.91% (Class R4), 0.61% (Class R5) and 0.56% (Class Y).

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1

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year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

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·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may

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include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

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·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

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Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

44

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

46

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

48

may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

52

provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

53

information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

55

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

58

generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

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Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on August 31, 2006.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Total Return Bond Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.76	$10.70	$10.21		$9.20		$10.52
Investment Operations:
Net investment income (loss)	0.29	0.33	0.35		0.40		0.49
Net realized and unrealized gain (loss) on investments	0.50	0.06	0.51		1.07		(1.29)
Total from investment operations	0.79	0.39	0.86		1.47		(0.80)
Distributions:
Net investment income	(0.34)	(0.33)	(0.37)		(0.46)		(0.52)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.39)	(0.33)	(0.37)		(0.46)		(0.52)
Net asset value, end of period	$11.16	$10.76	$10.70		$10.21		$9.20
Total Return(a)	7.50%	3.78%	8.57%		16.38%		(7.99)%
Net assets at end of period (in thousands)	$696,383	$673,310	$835,450		$816,191		$650,149
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.98%	0.98%	0.99	%(c)	1.03	%(c)	1.02%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.89%	0.95%	0.98	%(c)	1.00	%(c)	1.00%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.89%	0.95%	0.98	%(c)	1.00	%(c)	1.00%
Ratio of net investment income to average net assets	2.64%	3.16%	3.38	%(c)	4.18	%(c)	4.76%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

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The Hartford Total Return Bond Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.69	$10.63	$10.15		$9.15		$10.47
Investment Operations:
Net investment income (loss)	0.20	0.25	0.27		0.33		0.42
Net realized and unrealized gain (loss) on investments	0.50	0.07	0.50		1.06		(1.29)
Total from investment operations	0.70	0.32	0.77		1.39		(0.87)
Distributions:
Net investment income	(0.26)	(0.26)	(0.29)		(0.39)		(0.45)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.31)	(0.26)	(0.29)		(0.39)		(0.45)
Net asset value, end of period	$11.08	$10.69	$10.63		$10.15		$9.15
Total Return(a)	6.66%	3.03%	7.72%		15.60%		(8.68)%
Net assets at end of period (in thousands)	$47,026	$54,934	$70,845		$83,760		$73,557
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.85%	1.85%	1.87	%(c)	1.95	%(c)	1.93%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.64%	1.70%	1.74	%(c)	1.68	%(c)	1.71%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.64%	1.70%	1.74	%(c)	1.68	%(c)	1.71%
Ratio of net investment income to average net assets	1.90%	2.41%	2.62	%(c)	3.51	%(c)	4.05%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

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The Hartford Total Return Bond Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.78	$10.71	$10.23		$9.22		$10.54
Investment Operations:
Net investment income (loss)	0.21	0.26	0.28		0.33		0.42
Net realized and unrealized gain (loss) on investments	0.50	0.07	0.49		1.06		(1.30)
Total from investment operations	0.71	0.33	0.77		1.39		(0.88)
Distributions:
Net investment income	(0.26)	(0.26)	(0.29)		(0.38)		(0.44)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.31)	(0.26)	(0.29)		(0.38)		(0.44)
Net asset value, end of period	$11.18	$10.78	$10.71		$10.23		$9.22
Total Return(a)	6.70%	3.10%	7.68%		15.48%		(8.66)%
Net assets at end of period (in thousands)	$105,330	$104,382	$118,462		$119,568		$87,277
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.69%	1.69%	1.71	%(c)	1.76	%(c)	1.74%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.63%	1.69%	1.70	%(c)	1.75	%(c)	1.74%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.63%	1.69%	1.70	%(c)	1.75	%(c)	1.74%
Ratio of net investment income to average net assets	1.90%	2.42%	2.66	%(c)	3.42	%(c)	4.01%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

66

The Hartford Total Return Bond Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.77	$10.70	$10.22		$9.21		$10.52
Investment Operations:
Net investment income (loss)	0.31	0.37	0.37		0.43		0.52
Net realized and unrealized gain (loss) on investments	0.51	0.06	0.51		1.06		(1.28)
Total from investment operations	0.82	0.43	0.88		1.49		(0.76)
Distributions:
Net investment income	(0.37)	(0.36)	(0.40)		(0.48)		(0.55)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.42)	(0.36)	(0.40)		(0.48)		(0.55)
Net asset value, end of period	$11.17	$10.77	$10.70		$10.22		$9.21
Total Return(a)	7.78%	4.15%	8.73%		16.65%		(7.62)%
Net assets at end of period (in thousands)	$11,177	$11,973	$9,395		$10,680		$6,128
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.68%	0.68%	0.74	%(c)	0.77	%(c)	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.62%	0.68%	0.73	%(c)	0.75	%(c)	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.62%	0.68%	0.73	%(c)	0.75	%(c)	0.68%
Ratio of net investment income to average net assets	2.92%	3.45%	3.62	%(c)	4.36	%(c)	5.10%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

67

The Hartford Total Return Bond Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.94	$10.87	$10.36		$9.32		$10.64
Investment Operations:
Net investment income (loss)	0.26	0.31	0.33		0.42		0.47
Net realized and unrealized gain (loss) on investments	0.51	0.06	0.52		1.05		(1.30)
Total from investment operations	0.77	0.37	0.85		1.47		(0.83)
Distributions:
Net investment income	(0.31)	(0.30)	(0.34)		(0.43)		(0.49)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.36)	(0.30)	(0.34)		(0.43)		(0.49)
Net asset value, end of period	$11.35	$10.94	$10.87		$10.36		$9.32
Total Return(a)	7.14%	3.49%	8.36%		16.19%		(8.15)%
Net assets at end of period (in thousands)	$9,944	$11,922	$8,571		$1,836		$130
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	1.27%	1.26%	1.29	%(c)	1.42	%(c)	1.44%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	1.19%	1.25%	1.24	%(c)	1.25	%(c)	1.25%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	1.19%	1.25%	1.24	%(c)	1.25	%(c)	1.25%
Ratio of net investment income to average net assets	2.35%	2.85%	3.12	%(c)	3.65	%(c)	4.62%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

68

The Hartford Total Return Bond Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.92	$10.85	$10.35		$9.32		$10.65
Investment Operations:
Net investment income (loss)	0.29	0.34	0.36		0.42		0.51
Net realized and unrealized gain (loss) on investments	0.51	0.06	0.51		1.07		(1.32)
Total from investment operations	0.80	0.40	0.87		1.49		(0.81)
Distributions:
Net investment income	(0.34)	(0.33)	(0.37)		(0.46)		(0.52)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.39)	(0.33)	(0.37)		(0.46)		(0.52)
Net asset value, end of period	$11.33	$10.92	$10.85		$10.35		$9.32
Total Return(a)	7.47%	3.81%	8.57%		16.39%		(7.98)%
Net assets at end of period (in thousands)	$21,940	$25,330	$25,652		$21,920		$12,698
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.95%	0.95%	0.97	%(c)	0.98	%(c)	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.89%	0.95%	0.96	%(c)	0.98	%(c)	0.99%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.89%	0.95%	0.96	%(c)	0.98	%(c)	0.99%
Ratio of net investment income to average net assets	2.65%	3.16%	3.40	%(c)	4.17	%(c)	4.81%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

69

The Hartford Total Return Bond Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.92	$10.85	$10.35		$9.32		$10.64
Investment Operations:
Net investment income (loss)	0.32	0.37	0.39		0.42		0.54
Net realized and unrealized gain (loss) on investments	0.51	0.07	0.51		1.09		(1.31)
Total from investment operations	0.83	0.44	0.90		1.51		(0.77)
Distributions:
Net investment income	(0.37)	(0.37)	(0.40)		(0.48)		(0.55)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.42)	(0.37)	(0.40)		(0.48)		(0.55)
Net asset value, end of period	$11.33	$10.92	$10.85		$10.35		$9.32
Total Return(a)	7.79%	4.12%	8.87%		16.73%		(7.62)%
Net assets at end of period (in thousands)	$1,018	$990	$655		$408		$271
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.66%	0.66%	0.69	%(c)	0.69	%(c)	0.70%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.59%	0.65%	0.67	%(c)	0.69	%(c)	0.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.59%	0.65%	0.67	%(c)	0.69	%(c)	0.70%
Ratio of net investment income to average net assets	2.94%	3.46%	3.69	%(c)	4.35	%(c)	5.08%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

70

The Hartford Total Return Bond Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012	2011	2010		2009		2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.91	$10.84	$10.34		$9.31		$10.64
Investment Operations:
Net investment income (loss)	0.33	0.38	0.40		0.45		0.54
Net realized and unrealized gain (loss) on investments	0.51	0.07	0.51		1.07		(1.31)
Total from investment operations	0.84	0.45	0.91		1.52		(0.77)
Distributions:
Net investment income	(0.38)	(0.38)	(0.41)		(0.49)		(0.56)
Net realized gain on investments	(0.05)	—	—		—		—
Total distributions	(0.43)	(0.38)	(0.41)		(0.49)		(0.56)
Net asset value, end of period	$11.32	$10.91	$10.84		$10.34		$9.31
Total Return(a)	7.91%	4.23%	9.00%		16.87%		(7.62)%
Net assets at end of period (in thousands)	$952,621	$952,265	$994,424		$926,793		$559,555
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(b)	0.55%	0.54%	0.57	%(c)	0.58	%(c)	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(b)	0.49%	0.54%	0.56	%(c)	0.58	%(c)	0.59%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(b)	0.49%	0.54%	0.56	%(c)	0.58	%(c)	0.59%
Ratio of net investment income to average net assets	3.04%	3.56%	3.80	%(c)	4.57	%(c)	5.19%
Portfolio turnover rate(d)	77%	131%	201%		215%		184%

71

The Hartford Total Return Bond Fund

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(c)	Ratios do not include expenses of the underlying funds.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.89%
B	1.64%
C	1.63%
I	0.62%
R3	1.19%
R4	0.89%
R5	0.59%
Y	0.49%

72

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

73

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-TRB14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Unconstrained Bond Fund

Prospectus

March 1, 2014

Class	Ticker
A	HTIAX
B	HTIBX
C	HTICX
I	HTIIX
R3	HTIRX
R4	HTISX
R5	HTITX
Y	HTIYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD UNCONSTRAINED BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to maximize long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.99% (Class A), 1.74% (Class B), 1.74% (Class C),

4

0.74% (Class I), 1.29% (Class R3), 0.99% (Class R4), 0.69% (Class R5) and 0.69% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
B	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt

5

securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their

7

principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

8

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future

9

results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Include the Fund’s performance when the Fund’s portfolio pursued a different strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest [      ]% ([    ] quarter, 20[    ])   Lowest  [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class B	[ ]	%	[ ]	%	[ ]	%
Class C	[ ]	%	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%	[ ]	%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Vice President and Fixed Income Portfolio Manager	2012

Lucius T. Hill III	Senior Vice President and Fixed Income Portfolio Manager	2012

Joseph F. Marvan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.

The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the economic cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry and issuer but also take advantage of favorable secular or cyclical industry and company trends. Economic cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal

14

payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Loans and Loan Participations Risk -   Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent

15

develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

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·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and

17

market value of a company’s bonds and/or other debt securities may decline significantly.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner

18

different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective

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in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental

20

issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to

21

be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Sector Risk - The Fund’s investments may be focused in securities of companies in a specific sector of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting companies in that sector.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates.  As short-term interest rates rise, inverse floaters produce less income and as short-term interest rates fall, inverse floaters produce more income.  The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities.  An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security.  Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

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Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Warrants Risk - If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s

23

expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment

24

Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Hill joined Wellington Management as an investment professional in 1993.

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Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as

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well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C) and 0.75% (Class Y).

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

29

account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1

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year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

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·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may

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include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

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·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

39

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) – 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

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If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

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obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

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affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

56

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

57

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.  The amount of any distribution may vary, and there is no guarantee the Fund will pay income dividends in any given month.  Different classes may distribute different dividend amounts.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are

58

generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

59

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

60

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

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PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment goal.  As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class I shares commenced operations on May 25, 2012.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011.  Class R3, Class R4 and Class R5 share performance prior to September 30, 2011 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Indices:

The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

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FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.06	$9.98	$9.54	$8.28	$10.14
Investment Operations:
Net investment income (loss)	0.37	0.46	0.37	0.48	0.54
Net realized and unrealized gain (loss) on investments	0.47	0.10	0.45	1.27	(1.87)
Total from investment operations	0.84	0.56	0.82	1.75	(1.33)
Distributions:
Net investment income	(0.39)	(0.48)	(0.38)	(0.49)	(0.53)
Total distributions	(0.39)	(0.48)	(0.38)	(0.49)	(0.53)
Net asset value, end of period	$10.51	$10.06	$9.98	$9.54	$8.28
Total Return(b)	8.47%	5.71%	8.82%	21.83%	(13.71)%
Net assets at end of period (in thousands)	$120,395	$126,654	$138,388	$111,456	$81,569
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.09%	1.06%	1.04%	1.08%	1.02%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.77%	0.95%	1.00%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.77%	0.95%	1.00%	0.95%	0.95%
Ratio of net investment income to average net assets	3.59%	4.56%	3.75%	5.46%	5.53%
Portfolio turnover rate(d)	134%	207%	210%	178%	177%

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The Hartford Unconstrained Bond Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.05	$9.98	$9.53	$8.28	$10.14
Investment Operations:
Net investment income (loss)	0.30	0.38	0.29	0.42	0.47
Net realized and unrealized gain (loss) on investments	0.47	0.09	0.47	1.26	(1.87)
Total from investment operations	0.77	0.47	0.76	1.68	(1.40)
Distributions:
Net investment income	(0.31)	(0.40)	(0.31)	(0.43)	(0.46)
Total distributions	(0.31)	(0.40)	(0.31)	(0.43)	(0.46)
Net asset value, end of period	$10.51	$10.05	$9.98	$9.53	$8.28
Total Return(b)	7.77%	4.82%	8.13%	20.85%	(14.36)%
Net assets at end of period (in thousands)	$5,187	$7,324	$10,007	$10,389	$7,779
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.96%	1.88%	1.87%	1.96%	1.91%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.53%	1.70%	1.75%	1.67%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.53%	1.70%	1.75%	1.67%	1.70%
Ratio of net investment income to average net assets	2.92%	3.82%	3.02%	4.74%	4.79%
Portfolio turnover rate(d)	134%	207%	210%	178%	177%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.07	$10.00	$9.55	$8.30	$10.16
Investment Operations:
Net investment income (loss)	0.29	0.38	0.30	0.42	0.47
Net realized and unrealized gain (loss) on investments	0.48	0.09	0.46	1.25	(1.87)
Total from investment operations	0.77	0.47	0.76	1.67	(1.40)
Distributions:
Net investment income	(0.31)	(0.40)	(0.31)	(0.42)	(0.46)
Total distributions	(0.31)	(0.40)	(0.31)	(0.42)	(0.46)
Net asset value, end of period	$10.53	$10.07	$10.00	$9.55	$8.30
Total Return(b)	7.76%	4.81%	8.14%	20.76%	(14.34)%
Net assets at end of period (in thousands)	$29,736	$27,057	$26,778	$23,237	$13,007
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.79%	1.74%	1.72%	1.76%	1.76%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.52%	1.70%	1.72%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.52%	1.70%	1.72%	1.70%	1.70%
Ratio of net investment income to average net assets	2.83%	3.80%	3.03%	4.66%	4.79%
Portfolio turnover rate(d)	134%	207%	210%	178%	177%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a),(e)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.30
Investment Operations:
Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investments	0.21
Total from investment operations	0.34
Distributions:
Net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$10.51
Total Return(b)	3.35	%(f)
Net assets at end of period (in thousands)	$1,132
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.83	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.62	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.62	%(g)
Ratio of net investment income to average net assets	2.93	%(g)
Portfolio turnover rate(d)	134%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.04	$9.89
Investment Operations:
Net investment income (loss)	0.33	0.03
Net realized and unrealized gain (loss) on investments	0.49	0.15
Total from investment operations	0.82	0.18
Distributions:
Net investment income	(0.36)	(0.03)
Total distributions	(0.36)	(0.03)
Net asset value, end of period	$10.50	$10.04
Total Return(b)	8.27%	1.81	%(f)
Net assets at end of period (in thousands)	$141	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.40%	1.34	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.06%	1.25	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.06%	1.25	%(g)
Ratio of net investment income to average net assets	3.20%	4.29	%(g)
Portfolio turnover rate(d)	134%	207%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.04	$9.89
Investment Operations:
Net investment income (loss)	0.37	0.04
Net realized and unrealized gain (loss) on investments	0.48	0.14
Total from investment operations	0.85	0.18
Distributions:
Net investment income	(0.39)	(0.03)
Total distributions	(0.39)	(0.03)
Net asset value, end of period	$10.50	$10.04
Total Return(b)	8.60%	1.84	%(f)
Net assets at end of period (in thousands)	$111	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.07%	1.04	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.77%	0.95	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.77%	0.95	%(g)
Ratio of net investment income to average net assets	3.57%	4.58	%(g)
Portfolio turnover rate(d)	134%	207%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(h)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.04	$9.89
Investment Operations:
Net investment income (loss)	0.40	0.04
Net realized and unrealized gain (loss) on investments	0.48	0.15
Total from investment operations	0.88	0.19
Distributions:
Net investment income	(0.42)	(0.04)
Total distributions	(0.42)	(0.04)
Net asset value, end of period	$10.50	$10.04
Total Return(b)	8.92%	1.87	%(f)
Net assets at end of period (in thousands)	$111	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.77%	0.74	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.47%	0.65	%(g)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.47%	0.65	%(g)
Ratio of net investment income to average net assets	3.87%	4.87	%(g)
Portfolio turnover rate(d)	134%	207%

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The Hartford Unconstrained Bond Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011	2010	2009	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.04	$9.97	$9.52	$8.27	$10.12
Investment Operations:
Net investment income (loss)	0.48	0.49	0.40	0.51	0.57
Net realized and unrealized gain (loss) on investments	0.38	0.09	0.47	1.25	(1.86)
Total from investment operations	0.86	0.58	0.87	1.76	(1.29)
Distributions:
Net investment income	(0.42)	(0.51)	(0.42)	(0.51)	(0.56)
Total distributions	(0.42)	(0.51)	(0.42)	(0.51)	(0.56)
Net asset value, end of period	$10.48	$10.04	$9.97	$9.52	$8.27
Total Return(b)	8.73%	5.96%	9.37%	22.07%	(13.37)%
Net assets at end of period (in thousands)	$115	$102,134	$147,197	$109,639	$139,935
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.72%	0.63%	0.62%	0.64%	0.63%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.69%	0.63%	0.62%	0.64%	0.63%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.69%	0.63%	0.62%	0.64%	0.63%
Ratio of net investment income to average net assets	4.70%	4.90%	4.13%	5.88%	5.85%
Portfolio turnover rate(d)	134%	207%	210%	178%	177%

71

The Hartford Unconstrained Bond Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commenced operations on May 25, 2012.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced operations on September 30, 2011.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	0.77%
B	1.53%
C	1.52%
I	0.62	%(a)
R3	1.06%
R4	0.77%
R5	0.47%
Y	0.69%

(a)	Commencement of operations on May 25, 2012 (commencement of operations) through October 31, 2012.

72

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

73

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-UB14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford Value Fund

Prospectus

March 1, 2014

Class	Ticker
A	HVFAX
B	HVFBX
C	HVFCX
I	HVFIX
R3	HVFRX
R4	HVFSX
R5	HVFTX
Y	HVFYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD VALUE FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		B		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class A), 1.90% (Class B), 1.90% (Class C),

4

0.90% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.80% (Class R5) and 0.75% (Class Y).  This contractual arrangement will remain in effect until [February 28, 2014].  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  The HASCO contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1			Year 3			Year 5			Year 10
A	$	[	]	$	[	]	$	[	]	$	[	]
B	$	[	]	$	[	]	$	[	]	$	[	]
C	$	[	]	$	[	]	$	[	]	$	[	]
I	$	[	]	$	[	]	$	[	]	$	[	]
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1			Year 3			Year 5			Year 10
A	$	[	]	$	[	]	$	[	]	$	[	]
B	$	[	]	$	[	]	$	[	]	$	[	]
C	$	[	]	$	[	]	$	[	]	$	[	]
I	$	[	]	$	[	]	$	[	]	$	[	]
R3	$	[	]	$	[	]	$	[	]	$	[	]
R4	$	[	]	$	[	]	$	[	]	$	[	]
R5	$	[	]	$	[	]	$	[	]	$	[	]
Y	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion.  The sub-adviser, Wellington Management

5

Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.

The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

6

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     [      ]% ([    ] quarter, 20[    ])   Lowest  [      ]% ([    ] quarter, 20[    ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Share Classes	1 Year		5 Years		10 Years
Class A - Return Before Taxes	[	]%	[	]%	[	]%
- After Taxes on Distributions	[	]%	[	]%	[	]%
- After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%
Share Classes (Return Before Taxes)
Class B	[	]%	[	]%	[	]%
Class C	[	]%	[	]%	[	]%
Class I	[	]%	[	]%	[	]%
Class R3	[	]%	[	]%	[	]%
Class R4	[	]%	[	]%	[	]%
Class R5	[	]%	[	]%	[	]%
Class Y	[	]%	[	]%	[	]%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2001

W. Michael Reckmeyer, III, CFA	Senior Vice President and Equity Portfolio Manager	2001

Ian R. Link, CFA	Director and Equity Portfolio Manager	2006

8

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000	None

	Offered primarily to certain institutional investors and certain employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion.  The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), utilizes fundamental analysis to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.

The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.  The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals.  Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions.  Portfolio construction is driven primarily by security selection.  Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

10

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

11

Equity Securities - Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

12

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early

13

development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon

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that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

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About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2007 and has been involved in securities analysis for the Fund since 2001.  Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since

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2001.  Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2006.  Mr. Link joined Wellington Management as an investment professional in 2006.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.700% of the first $500 million, 0.600% of the next $500 million, 0.590% of the next $1.5 billion, 0.585% of the next $2.5 billion, 0.580% of the next $5 billion and 0.575% in excess of $10 billion annually of the Fund’s average daily net assets. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective

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management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5) and 0.80% (Class Y).  This contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

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CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their

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account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add

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to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a

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total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in

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this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

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·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

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Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

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·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

30

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

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Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 30 days.

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·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or  changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee.  Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

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ADDRESSES

Send Requests And Materials To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial
P.O. Box 64387	500 Bielenberg Drive, Suite 500	representative or plan administrator for
St. Paul, MN 55164-0387	Woodbury, MN 55125-4459	instructions and assistance.
FAX: 1-888-802-0039

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds	Hartford Funds	1-888-843-7824 or contact your financial
P.O. Box 64387	500 Bielenberg Drive, Suite 500	representative or plan administrator for
St. Paul, MN 55164-0387	Woodbury, MN 55125-4459	instructions and assistance.
FAX: 1-888-802-0039

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NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could

35

obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

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For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively

37

affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

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The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares

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may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

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If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional

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information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

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·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

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Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the Fund are normally declared and paid annually.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

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Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost

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basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

51

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

52

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class I shares commenced operations on May 31, 2007.  Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Class R3, Class R4 and Class R5 shares commenced operations on December 22, 2006.  Class R3, Class R4 and Class R5 share performance prior to December 22, 2006 reflects Class Y share performance and operating expenses.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

53

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 has been derived from the financial statements audited by [      ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

54

The Hartford Value Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.00	$10.65	$9.63	$8.95	$14.13
Investment Operations:
Net investment income (loss)	0.20	0.14	0.09	0.11	0.16
Net realized and unrealized gain (loss) on investments	1.48	0.33	1.01	0.78	(4.60)
Total from investment operations	1.68	0.47	1.10	0.89	(4.44)
Distributions:
Net investment income	(0.04)	(0.12)	(0.08)	(0.21)	(0.10)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.04)	(0.12)	(0.08)	(0.21)	(0.74)
Net asset value, end of period	$12.64	$11.00	$10.65	$9.63	$8.95
Total Return(b)	15.31%	4.41%	11.41%	10.29%	(33.00)%
Net assets at end of period (in thousands)	$70,506	$69,016	$65,915	$57,687	$56,864
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.22%	1.20%	1.30%	1.41%	1.32%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.15%	1.15%	1.28%	1.40%	1.32%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.15%	1.15%	1.28%	1.40%	1.32%
Ratio of net investment income to average net assets	1.64%	1.20%	0.88%	1.27%	1.32%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

55

The Hartford Value Fund

Financial Highlights -  Class B Shares

Class B

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.82	$10.46	$9.47	$8.73	$13.78
Investment Operations:
Net investment income (loss)	0.10	0.04	0.01	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.45	0.34	0.99	0.77	(4.49)
Total from investment operations	1.55	0.38	1.00	0.83	(4.41)
Distributions:
Net investment income	(0.02)	(0.02)	(0.01)	(0.09)	—
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.02)	(0.02)	(0.01)	(0.09)	(0.64)
Net asset value, end of period	$12.35	$10.82	$10.46	$9.47	$8.73
Total Return(b)	14.38%	3.59%	10.59%	9.61%	(33.43)%
Net assets at end of period (in thousands)	$2,488	$3,409	$5,467	$7,286	$7,211
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	2.24%	2.15%	2.22%	2.43%	2.27%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.92%	1.95%	2.09%	1.89%	2.06%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.92%	1.95%	2.09%	1.89%	2.06%
Ratio of net investment income to average net assets	0.89%	0.39%	0.08%	0.77%	0.57%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

56

The Hartford Value Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.78	$10.44	$9.45	$8.72	$13.78
Investment Operations:
Net investment income (loss)	0.11	0.05	0.02	0.04	0.06
Net realized and unrealized gain (loss) on investments	1.44	0.33	0.98	0.77	(4.48)
Total from investment operations	1.55	0.38	1.00	0.81	(4.42)
Distributions:
Net investment income	(0.03)	(0.04)	(0.01)	(0.08)	—
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.03)	(0.04)	(0.01)	(0.08)	(0.64)
Net asset value, end of period	$12.30	$10.78	$10.44	$9.45	$8.72
Total Return(b)	14.38%	3.67%	10.63%	9.47%	(33.50)%
Net assets at end of period (in thousands)	$16,019	$15,395	$13,276	$10,591	$9,160
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.92%	1.91%	2.02%	2.18%	2.10%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.88%	1.86%	2.00%	2.14%	2.10%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.88%	1.86%	2.00%	2.14%	2.10%
Ratio of net investment income to average net assets	0.90%	0.49%	0.15%	0.49%	0.54%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

57

The Hartford Value Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.92	$10.58	$9.59	$8.97	$14.15
Investment Operations:
Net investment income (loss)	0.23	0.17	0.12	0.10	0.17
Net realized and unrealized gain (loss) on investments	1.47	0.33	0.99	0.81	(4.56)
Total from investment operations	1.70	0.50	1.11	0.91	(4.39)
Distributions:
Net investment income	(0.05)	(0.16)	(0.12)	(0.29)	(0.15)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.05)	(0.16)	(0.12)	(0.29)	(0.79)
Net asset value, end of period	$12.57	$10.92	$10.58	$9.59	$8.97
Total Return(b)	15.59%	4.75%	11.57%	10.60%	(32.67)%
Net assets at end of period (in thousands)	$14,059	$9,310	$4,604	$2,534	$598
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.88%	0.86%	0.92%	1.00%	0.96%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.86%	0.81%	0.90%	1.00%	0.96%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.86%	0.81%	0.90%	1.00%	0.96%
Ratio of net investment income to average net assets	1.93%	1.53%	1.26%	1.24%	1.66%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

58

The Hartford Value Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.77	$10.45	$9.47	$8.87	$14.00
Investment Operations:
Net investment income (loss)	0.17	0.11	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.44	0.32	1.00	0.77	(4.46)
Total from investment operations	1.61	0.43	1.06	0.84	(4.43)
Distributions:
Net investment income	(0.03)	(0.11)	(0.08)	(0.24)	(0.06)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.03)	(0.11)	(0.08)	(0.24)	(0.70)
Net asset value, end of period	$12.35	$10.77	$10.45	$9.47	$8.87
Total Return(b)	15.04%	4.09%	11.22%	9.92%	(33.14)%
Net assets at end of period (in thousands)	$2,636	$2,288	$1,024	$248	$122
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.49%	1.47%	1.53%	1.63%	1.73%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.37%	1.40%	1.50%	1.63%	1.65%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.37%	1.40%	1.50%	1.63%	1.65%
Ratio of net investment income to average net assets	1.42%	0.98%	0.62%	0.86%	0.87%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

59

The Hartford Value Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.84	$10.51	$9.52	$8.89	$14.03
Investment Operations:
Net investment income (loss)	0.20	0.14	0.09	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.46	0.34	1.01	0.77	(4.48)
Total from investment operations	1.66	0.48	1.10	0.88	(4.40)
Distributions:
Net investment income	(0.04)	(0.15)	(0.11)	(0.25)	(0.10)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.04)	(0.15)	(0.11)	(0.25)	(0.74)
Net asset value, end of period	$12.46	$10.84	$10.51	$9.52	$8.89
Total Return(b)	15.37%	4.54%	11.51%	10.26%	(32.93)%
Net assets at end of period (in thousands)	$22,478	$8,543	$564	$163	$166
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	1.19%	1.15%	1.21%	1.29%	1.31%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	1.06%	1.10%	1.19%	1.29%	1.31%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	1.06%	1.10%	1.19%	1.29%	1.31%
Ratio of net investment income to average net assets	1.71%	1.27%	0.94%	1.36%	1.29%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

60

The Hartford Value Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.89	$10.56	$9.55	$8.92	$14.07
Investment Operations:
Net investment income (loss)	0.23	0.15	0.12	0.14	0.19
Net realized and unrealized gain (loss) on investments	1.48	0.35	1.01	0.77	(4.56)
Total from investment operations	1.71	0.50	1.13	0.91	(4.37)
Distributions:
Net investment income	(0.05)	(0.17)	(0.12)	(0.28)	(0.14)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.05)	(0.17)	(0.12)	(0.28)	(0.78)
Net asset value, end of period	$12.55	$10.89	$10.56	$9.55	$8.92
Total Return(b)	15.73%	4.73%	11.86%	10.65%	(32.71)%
Net assets at end of period (in thousands)	$3,031	$2,563	$101	$8	$8
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.87%	0.86%	0.89%	0.97%	0.98%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.80%	0.80%	0.87%	0.97%	0.98%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.80%	0.80%	0.87%	0.97%	0.98%
Ratio of net investment income to average net assets	1.98%	1.47%	1.21%	1.67%	1.65%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

61

The Hartford Value Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a)	2010(a)	2009(a)	2008
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.91	$10.57	$9.55	$8.93	$14.09
Investment Operations:
Net investment income (loss)	0.25	0.19	0.14	0.15	0.21
Net realized and unrealized gain (loss) on investments	1.47	0.32	1.01	0.77	(4.57)
Total from investment operations	1.72	0.51	1.15	0.92	(4.36)
Distributions:
Net investment income	(0.05)	(0.17)	(0.13)	(0.30)	(0.16)
Net realized gain on investments	—	—	—	—	(0.64)
Total distributions	(0.05)	(0.17)	(0.13)	(0.30)	(0.80)
Net asset value, end of period	$12.58	$10.91	$10.57	$9.55	$8.93
Total Return(b)	15.82%	4.86%	12.02%	10.74%	(32.65)%
Net assets at end of period (in thousands)	$147,502	$463,414	$375,692	$296,799	$211,366
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap(c)	0.75%	0.74%	0.82%	0.88%	0.88%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap(c)	0.73%	0.69%	0.80%	0.88%	0.88%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap(c)	0.73%	0.69%	0.80%	0.88%	0.88%
Ratio of net investment income to average net assets	2.15%	1.65%	1.36%	1.73%	1.76%
Portfolio turnover rate(d)	24%	16%	33%	50%	57%

62

The Hartford Value Fund

Financial Highlights - Footnotes

(a)	Per share amounts have been calculated using average shares outstanding method.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Ratios do not include fees paid indirectly. (See the Fees Paid Indirectly chart for impact on ratios)
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Fees Paid Indirectly

Share Classes	Year Ended October 31, 2012
A	1.15%
B	1.92%
C	1.88%
I	0.86%
R3	1.36%
R4	1.05%
R5	0.80%
Y	0.73%

63

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
Hartford Funds
500 Bielenberg Drive, Suite 500
Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

64

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-V14
March 1, 2014

Preliminary Prospectus dated [      ], 2013

Subject to Completion

The information in the prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Hartford World Bond Fund

Prospectus

March 1, 2014

Class	Ticker
A	HWDAX
C	HWDCX
I	HWDIX
R3	HWDRX
R4	HWDSX
R5	HWDTX
Y	HWDYX

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

HARTFORD FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

3

THE HARTFORD WORLD BOND FUND

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks capital appreciation with income as a secondary goal.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page [    ] of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page [    ] of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A		C		I		R3		R4		R5		Y
Management fees	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Distribution and service (12b-1) fees	0.25%		1.00%		None		0.50%		0.25%		None		None
Other expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: [1.05%] (Class A), [1.80%] (Class C),[ 0.80%] (Class I), [1.35%] (Class R3), [1.05%] (Class R4), [0.75%] (Class R5) and [0.70%] (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net

4

assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1		Year 3		Year 5		Year 10
A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
C	$	[ ]	$	[ ]	$	[ ]	$	[ ]
I	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R3	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R4	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R5	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Y	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund invests, under normal circumstances, in issuers located in at least three countries (including the U.S) and

5

may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity. For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan,

6

the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives

7

may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.

8

Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Would be lower if the Fund’s operating expenses had not been limited.

9

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  [      ]% ([    ] quarter, [      ])   Lowest  [      ]% ([    ] quarter, [      ])

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10

Average annual total returns for periods ending December 31, 2013

(including sales charges)

Lifetime
Share Classes	1 Year		(since 05/31/11)
Class A - Return Before Taxes	[ ]	%	[ ]	%
- After Taxes on Distributions	[ ]	%	[ ]	%
- After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
Share Classes (Return Before Taxes)
Class C	[ ]	%	[ ]	%
Class I	[ ]	%	[ ]	%
Class R3	[ ]	%	[ ]	%
Class R4	[ ]	%	[ ]	%
Class R5	[ ]	%	[ ]	%
Class Y	[ ]	%	[ ]	%
Citigroup World Government Bond Index
(reflects no deduction for fees, expenses or taxes)	[ ]	%	[ ]	%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Robert L. Evans	Director and Fixed Income Portfolio Manager	2011

Mark H. Sullivan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2011

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on

11

the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

12

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks capital appreciation with income as a secondary goal.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund invests, under normal circumstances, in issuers located in at least three countries (including the U.S) and may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity. For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.  The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The sub-adviser, Wellington Management Company, LLP (“Wellington Management”) combines top-down global macro and currency views with fundamental credit, sovereign, and securitized research from specialized

13

investment teams to identify the most attractive investment opportunities in the global fixed income and currency markets.

As a temporary defensive measure, less than 40% of the Fund’s net assets may from time to time be invested in or exposed to foreign investments or derivatives tied to foreign investments if Wellington Management determines that market conditions warrant a lower allocation to such investments and, under certain market conditions, the Fund may invest all or a substantial portion of its assets in U.S. investments.  Temporary defensive investments may adversely affect the Fund’s ability to achieve its investment goal.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

14

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder

15

investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

16

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

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·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

The Fund may invest a significant portion of its assets in derivative instruments.  If it does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Forward Currency Contracts Risk - A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor’s tax liability.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the

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strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that the Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC

19

interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Non-Diversification Risk - The Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund.  Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the

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policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  The protections available to investors in exchanged traded derivatives may not be available for over-the-counter transactions.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments.

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In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell

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such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s funds of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for the

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Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; and (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the

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end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford Fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2013, the Investment Manager had over $[    ] billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[    ] billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Robert L. Evans, Director and Fixed Income Portfolio Manager affiliated with Wellington Management, has served as portfolio manager for the Fund since 2011.  Mr. Evans joined Wellington Management as an investment professional in 1995.

Mark H. Sullivan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2011.  Mr. Sullivan joined Wellington Management in 1999 and has been an investment professional since 2002.

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Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.70% of the first $250 million, 0.65% of the next $250 million, 0.60% of the next $4.5 billion, 0.575% of the next $5 billion and 0.5725% in excess of $10 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

For the period January 1, 2013 through October 31, 2013, the Fund paid the Investment Manager an effective management fee equal to [    ]% of the Fund’s average daily net assets.  For the period November 1, 2012 through December 31, 2012, the Fund paid Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager through December 31, 2012, an effective management fee equal to [    ]% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Fund’s sub-adviser, is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2013.

OTHER FUND EXPENSES.  In addition to costs discussed under “Portfolio Turnover” in the Summary Section of the Fund’s prospectus, the Fund may pay or receive

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certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties.  These costs are not reflected in the Fund’s annual operating expenses or in the examples.

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CLASSES OF SHARES

The Fund offers for sale seven classes of shares: Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.

Investor Requirements.

This section describes investor requirements for each class of shares offered by Hartford Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.  However, Class A shares are not generally available to retirement plans.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

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·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in Hartford Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans, foundations and endowments or to certain omnibus trades received through registered investment advisers.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated.”	Described under the subheading “How Sales Charges are Calculated.”	0.25%	None
Class C(2)	None	1.00% on shares sold within one	1.00%	None

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	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)
		year of purchase.
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None

(1)         As a percentage of the Fund’s average net assets.

(2)         No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)        Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) shares held over 1 year.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service

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fees facilitates the ability of the Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule.  Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford.  For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.  Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note:

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(i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference.  This redemption may be treated and reported as a taxable distribution to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus.  Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and

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their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code, and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months), and

·                  investors purchasing through a financial intermediary that has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated,

·                  for death or disability,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)         to return excess contributions,

(2)         hardship withdrawals as defined in the plans,

(3)         under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)         to meet minimum distribution requirements under the Internal Revenue Code,

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(5)         to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)         after separation from service for employer sponsored retirement plans, and

(7)         for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of the Fund.  In this case, once the 60 day rollover period has ended such qualified plans may reinvest only those funds that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.  If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordfunds.com.  The website includes hyperlinks that facilitate access to this information.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund.  In general, shareholders and authorized traders may only place trades with the Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy.  The location of the authorized caller may be obtained on a recorded phone call or in writing.

Opening an Account

1.              Read this prospectus carefully.

2.              Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors.  No subsequent investment minimum.

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Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock

38

Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.”  Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or letter of instruction to your financial representative or plan administrator, or mail to:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Or by overnight mail to:

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

·                  By Wire - For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at
1-888-843-7824.

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to Hartford Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified

39

retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordfunds.com, select “Individual Investor” from the role drop-down menu at the top of the home page.  Then select Mutual Fund from the Account Access drop-down menu.  Enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824.  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account.  EFT transactions may be sent for amounts of $50 or more.  Funds from EFT transactions are generally available by the third to fifth business day.  Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day.  Your bank may charge a fee for these services.  For your protection, EFT and wire transactions may not be sent

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to bank instructions that have been added to an account within the past 30 days.

·                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing.  Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction.  To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial

41

representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Requests And Materials To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you are exchanging.  If you are a Class A or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A or Class C shares for a new Hartford Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, The Hartford Emerging Markets Local Debt Fund and Hartford Real Total Return Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

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ADDRESSES

Send Inquiries And Payments To: Hartford Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Or By Overnight Mail To: Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125-4459	Phone Number: 1-888-843-7824 or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

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factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments  that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.  The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

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·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase Hartford Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90

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days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

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Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Funds Distributors, LLC (“HFD” or the “Distributor”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

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·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.”  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.”  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Retirement Plans Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through Hartford Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.  Please refer to the Custodial Agreement & Disclosure Statement for your plan for information on applicable annual maintenance fees.

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DISTRIBUTION ARRANGEMENTS

Hartford Funds Distributors, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”). HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HFD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HFD is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also

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provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HFD will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

General Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HFD, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HFD the entire fee regardless of HFD’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do

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not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and its affiliates to other entities with respect to the Hartford Funds.

Commissions and Rule 12b-1 Payments.  HFD and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of, and/or provide services to, the Hartford Funds.  HFD pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HFD and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HFD and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford

53

Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[    ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Funds within a group that receives special marketing focus or placing Hartford Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Funds and payments for providing extra employee training and information relating to the Hartford Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HFD, are listed in the SAI.  [AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc.,

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First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., and Wells Fargo Advisors, LLC.]  HFD may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HFD and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed [      ]% of the average net assets of the Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFD incurred approximately $[      ] million in total Servicing Payments and these Servicing Payments did not exceed $[      ] million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Funds.  Although some of these payments are calculated based on average net assets of the Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $[      ] per account.

As of January 1, 2014, HFD has entered into arrangements to pay Servicing Payments to the following entities: [401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS

55

Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company.] HFD may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2014, HASCO makes Servicing Payments to the following entities: [ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.]  Other Servicing Intermediaries may be paid by HASCO in the future.

56

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  However, because the Fund may invest a significant percentage of its assets in foreign holdings (which may be held in non-dollars), and may take positions in foreign currency derivatives, its distribution rate may vary, from month-to-month, more than a similar fund that does not have such foreign exposures.  In order to maintain a target rate of distribution, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, foreign holdings (including foreign currency derivatives) and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

57

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund.  In general, exchanges of one share class for a different share class of the same fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable.  Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

58

Additional Information

The Fund may be required to withhold U.S. federal income tax (currently at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.  To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

59

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

60

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HIFSCO, an affiliate of the Investment Manager, the Fund’s current investment manager.  There was no change, however, to the personnel providing services to the Fund.

Index:

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

61

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 has been derived from the financial statements audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

62

The Hartford World Bond Fund

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.59	0.28
Total from investment operations	0.69	0.37
Distributions:
Net investment income	(0.20)	(0.05)
Net realized gain on investments	(0.04)	—
Total distributions	(0.24)	(0.05)
Net asset value, end of period	$10.77	$10.32
Total Return(c)	6.79%	3.74	%(d)
Net assets at end of period (in thousands)	$250,916	$33,346
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.11%	1.27	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.95%	0.85	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.95%	0.85	%(e)
Ratio of net investment income to average net assets	0.95%	1.93	%(e)
Portfolio turnover rate(f)	191%	50%

63

The Hartford World Bond Fund

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.31	$10.00
Investment Operations:
Net investment income (loss)	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.60	0.28
Total from investment operations	0.62	0.33
Distributions:
Net investment income	(0.13)	(0.02)
Net realized gain on investments	(0.04)	—
Total distributions	(0.17)	(0.02)
Net asset value, end of period	$10.76	$10.31
Total Return(c)	6.12%	3.33	%(d)
Net assets at end of period (in thousands)	$97,235	$9,175
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.83%	2.03	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.67%	1.61	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.67%	1.61	%(e)
Ratio of net investment income to average net assets	0.19%	1.18	%(e)
Portfolio turnover rate(f)	191%	50%

64

The Hartford World Bond Fund

Financial Highlights — Class I Shares

Class I

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.60	0.29
Total from investment operations	0.72	0.38
Distributions:
Net investment income	(0.22)	(0.06)
Net realized gain on investments	(0.04)	—
Total distributions	(0.26)	(0.06)
Net asset value, end of period	$10.78	$10.32
Total Return(c)	7.11%	3.84	%(d)
Net assets at end of period (in thousands)	$421,508	$24,552
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.86%	1.01	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.70%	0.59	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.70%	0.59	%(e)
Ratio of net investment income to average net assets	1.14%	2.10	%(e)
Portfolio turnover rate(f)	191%	50%

65

The Hartford World Bond Fund

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.57	0.29
Total from investment operations	0.66	0.36
Distributions:
Net investment income	(0.16)	(0.04)
Net realized gain on investments	(0.04)	—
Total distributions	(0.20)	(0.04)
Net asset value, end of period	$10.78	$10.32
Total Return(c)	6.51%	3.58	%(d)
Net assets at end of period (in thousands)	$1,297	$2,071
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.51%	1.72	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.25%	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.25%	1.25	%(e)
Ratio of net investment income to average net assets	0.85%	1.64	%(e)
Portfolio turnover rate(f)	191%	50%

66

The Hartford World Bond Fund

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.57	0.28
Total from investment operations	0.69	0.37
Distributions:
Net investment income	(0.19)	(0.05)
Net realized gain on investments	(0.04)	—
Total distributions	(0.23)	(0.05)
Net asset value, end of period	$10.78	$10.32
Total Return(c)	6.82%	3.70	%(d)
Net assets at end of period (in thousands)	$1,345	$2,073
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.21%	1.42	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.95%	0.95	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.95%	0.95	%(e)
Ratio of net investment income to average net assets	1.15%	1.94	%(e)
Portfolio turnover rate(f)	191%	50%

67

The Hartford World Bond Fund

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.56	0.28
Total from investment operations	0.71	0.38
Distributions:
Net investment income	(0.22)	(0.06)
Net realized gain on investments	(0.04)	—
Total distributions	(0.26)	(0.06)
Net asset value, end of period	$10.77	$10.32
Total Return(c)	7.03%	3.83	%(d)
Net assets at end of period (in thousands)	$1,276	$2,076
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.91%	1.12	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.65%	0.65	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.65%	0.65	%(e)
Ratio of net investment income to average net assets	1.45%	2.24	%(e)
Portfolio turnover rate(f)	191%	50%

68

The Hartford World Bond Fund

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2012(a)	2011(a),(b)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.00
Investment Operations:
Net investment income (loss)	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.61	0.28
Total from investment operations	0.73	0.38
Distributions:
Net investment income	(0.23)	(0.06)
Net realized gain on investments	(0.04)	—
Total distributions	(0.27)	(0.06)
Net asset value, end of period	$10.78	$10.32
Total Return(c)	7.18%	3.85	%(d)
Net assets at end of period (in thousands)	$197,637	$9,344
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.73%	1.02	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.57%	0.60	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.57%	0.60	%(e)
Ratio of net investment income to average net assets	1.12%	2.29	%(e)
Portfolio turnover rate(f)	191%	50%

69

The Hartford World Bond Fund

Financial Highlights - Footnotes

(a)         Per share amounts have been calculated using average shares outstanding method.

(b)         Commenced operations on May 31, 2011.

(c)          Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(d)         Not annualized.

(e)          Annualized.

(f)           Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Hartford Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

Hartford Funds

500 Bielenberg Drive, Suite 500

Woodbury, MN 55125-4459

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

71

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:
The Hartford Mutual Funds, Inc. 811-07589	MFPRO-WB14
March 1, 2014

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED [          ], 2013

SUBJECT TO COMPLETION

The information in the statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”), as described below and as supplemented from time to time.  Each Company is an open-end management investment company currently consisting of fifty-one and five separate investment portfolios, respectively (each such portfolio discussed in this Combined Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”).  Each Company offers up to eight classes of shares of each of its Funds.

THE HARTFORD MUTUAL FUNDS, INC.

	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	Y

The Hartford Balanced Allocation Fund	HBAAX	HBABX	HBACX	HBAIX	HBARX	HBASX	HBATX	—
The Hartford Balanced Fund	ITTAX	IHABX	HAFCX	—	ITTRX	ITTSX	ITTTX	IHAYX
The Hartford Balanced Income Fund	HBLAX	HBLBX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLYX
The Hartford Capital Appreciation Fund	ITHAX	IHCAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	HCAYX
The Hartford Checks and Balances Fund	HCKAX	HCKBX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—
The Hartford Conservative Allocation Fund	HCVAX	HCVBX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	—
The Hartford Disciplined Equity Fund	HAIAX	HGIBX	HGICX	—	HGIRX	HGISX	HGITX	HGIYX
The Hartford Dividend and Growth Fund	IHGIX	ITDGX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGYX
The Hartford Emerging Markets Local Debt Fund	HLDAX	—	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	HLDYX
The Hartford Emerging Markets Research Fund	HERAX	—	HERCX	HERIX	HERRX	HERSX	HERTX	HERYX
The Hartford Equity Income Fund	HQIAX	HQIBX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIYX
The Hartford Floating Rate Fund	HFLAX	HFLBX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	HFLYX
The Hartford Floating Rate High Income Fund	HFHAX	—	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	HFHYX
The Hartford Global All-Asset Fund	HLAAX	—	HLACX	HLAIX	HLARX	HLASX	HLATX	HLAYX
The Hartford Global Alpha Fund	HAPAX	—	HAPCX	HAPIX	HAPRX	HAPSX	HAPTX	HAPYX
Hartford Global Capital Appreciation Fund(1)	HCTAX	HCTBX	HFCCX	HCTIX	HCTRX	HCTSX	HCTTX	HCTYX
The Hartford Global Growth Fund	HALAX	HGLBX	HGLCX	—	HALRX	HALSX	HALTX	HGLYX
The Hartford Global Real Asset Fund	HRLAX	—	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	HRLYX
The Hartford Global Research Fund	HLEAX	HLEBX	HLECX	HLEJX	HLERX	HLESX	HLETX	HLEYX
The Hartford Growth Allocation Fund	HRAAX	HRABX	HRACX	HRAIX	HRARX	HRASX	HRATX	—
The Hartford Healthcare Fund	HGHAX	HGHBX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	HGHYX
The Hartford High Yield Fund	HAHAX	HAHBX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	HAHYX
The Hartford Inflation Plus Fund	HIPAX	HIPBX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	HIPYX
Hartford International Capital Appreciation Fund(2)	HDVAX	HDVBX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	HDVYX
The Hartford International Growth Fund	HNCAX	HNCBX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	HNCYX

	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	Y
The Hartford International Opportunities Fund	IHOAX	HIOBX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	HAOYX
The Hartford International Small Company Fund	HNSAX	HNSBX	HNSCX	HNSJX	HNSRX	HNSSX	HNSTX	HNSYX
The Hartford International Value Fund	HILAX	—	HILCX	HILIX	HILRX	HILSX	HILTX	HILYX
The Hartford MidCap Fund	HFMCX	HAMBX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HMDYX
The Hartford MidCap Value Fund	HMVAX	HMVBX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	HMVYX
The Hartford Municipal Opportunities Fund	HHMAX	HHMBX	HHMCX	HHMIX	—	—	—	—
The Hartford Quality Bond Fund	HQBAX	—	HQBCX	HQBIX	HQBRX	HQBSX	HQBTX	HQBYX
The Hartford Short Duration Fund	HSDAX	HSDBX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	HSDYX
The Hartford Small Company Fund	IHSAX	HSCBX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	HSCYX
The Hartford Small/Mid Cap Equity Fund	HSMAX	HSMBX	HTSCX	—	HSMRX	HSMSX	HSMTX	HSMYX
The Hartford Strategic Income Fund	HSNAX	HSNBX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNYX
The Hartford Target Retirement 2010 Fund	HTTAX	—	—	—	HTTRX	HTTSX	HTTTX	HTTYX
The Hartford Target Retirement 2015 Fund	—	—	—	—	HTJRX	HTJSX	HTJTX	HTJYX
The Hartford Target Retirement 2020 Fund	HTWAX	—	—	—	HTWRX	HTWSX	HTWTX	HTWYX
The Hartford Target Retirement 2025 Fund	—	—	—	—	HTKRX	HTKSX	HTKTX	HTKYX
The Hartford Target Retirement 2030 Fund	HTHAX	—	—	—	HTHRX	HTHSX	HTHTX	HTHYX
The Hartford Target Retirement 2035 Fund	—	—	—	—	HTLRX	HTLSX	HTLTX	HTLYX
The Hartford Target Retirement 2040 Fund	—	—	—	—	HTMRX	HTMSX	HTMTX	HTMZX
The Hartford Target Retirement 2045 Fund	—	—	—	—	HTNRX	HTNSX	HTNTX	HTNZX
The Hartford Target Retirement 2050 Fund	—	—	—	—	HTPRX	HTPSX	HTPTX	HTPYX
The Hartford Total Return Bond Fund	ITBAX	ITBBX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	HABYX
The Hartford Unconstrained Bond Fund	HTIAX	HTIBX	HTICX	HTIIX	HTIRX	HTISX	HTITX	HTIYX
The Hartford Value Fund	HVFAX	HVFBX	HVFCX	HVFIX	HVFRX	HVFSX	HVFTX	HVFYX
The Hartford World Bond Fund	HWDAX	—	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDYX

(1)  Effective March 1, 2014, the Fund changed its name from The Hartford Capital Appreciation II Fund to the Hartford Global Capital Appreciation Fund.

(2)  Effective March 1, 2014, the Fund changed its name from The Hartford Diversified International Fund to the Hartford International Capital Appreciation Fund.

THE HARTFORD MUTUAL FUNDS II, INC.

	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	Y
The Hartford Growth Fund	HGWAX	HGWBX	HGWCX	HGWJX	HGWRX	HGWSX	HGWUX	HGWYX
The Hartford Growth Opportunities Fund	HGOAX	HGOBX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOYX
The Hartford Municipal Real Return Fund	HTNAX	HTNBX	HTNCX	HTNIX	—	—	—	HTNYX
The Hartford SmallCap Growth Fund	HSLAX	HSLBX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLYX
The Hartford Value Opportunities Fund	HVOAX	HVOBX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	HVOYX

P.O. Box 64387
St. Paul, MN 55164-0387

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus.  The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund.  The Funds’ audited financial statements as of October 31, 2013 are incorporated into this SAI by reference to the Companies’ Annual Reports to Shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2014

Date of Statement of Additional Information: March 1, 2014

GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund issues Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y shares, with the following exceptions:   Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund (together, the “Asset Allocation Funds”), Checks and Balances Fund and Municipal Opportunities Fund do not offer Class Y shares; Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund do not offer Class B or Class C shares; Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund do not offer Class A shares, Class B shares or Class C shares; and Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, International Value Fund, Quality Bond Fund, World Bond Fund, and Floating Rate High Income Fund do not offer Class B shares.  Municipal Opportunities Fund and Municipal Real Return Fund do not offer Class R3, Class R4 or Class R5 shares.

Class I shares are offered by Balanced Income Fund, Capital Appreciation Fund, Checks and Balances Fund, Dividend and Growth Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Global All-Asset Fund, Global Alpha Fund, Global Capital Appreciation Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, Healthcare Fund, High Yield Fund, International Capital Appreciation Fund, Municipal Opportunities Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Value Fund, Quality Bond Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Municipal Real Return Fund, Total Return Bond Fund, Unconstrained Bond Fund, Value Fund, Value Opportunities Fund, World Bond Fund and each of the Asset Allocation Funds.

The Asset Allocation Funds each issue shares in seven classes:  Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund (together, the “Target Retirement Funds”) and Checks and Balances Fund are referred to as “funds of funds.” Each fund of funds is a diversified fund that diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Funds (the “Underlying Funds”) and/or the shares of unaffiliated money market funds.

Each Fund is offered through a separate prospectus relating to the Fund and its classes.  This SAI relates to Class A, B, C, I, R3, R4, R5 and Y shares.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan).  However, if Class B shareholders have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the relevant Fund.

Individuals are no longer eligible to invest in Class Y shares. Individual investors who established an account in Class Y shares prior to March 1, 2008 are eligible to add to their accounts. Additionally, advisor-sold donor advised funds are not eligible to invest in Class Y shares. Advisor-sold donor advised funds are donor advised funds whose investments have been put in place with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, is a diversified fund.  Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund are non-diversified funds.

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Fund.  Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company. In addition, Wellington Management Company, LLP (“Wellington Management”) is a sub-adviser to all of the Funds, except the Checks and Balances Fund, and provides the day-to-day management of such Funds’ portfolios (the “sub-adviser”).

The date each fund commenced operations is indicated below:

Balanced Allocation Fund	May 28, 2004
Balanced Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 22, 1996
Checks and Balances Fund	May 31, 2007
Conservative Allocation Fund	May 28, 2004
Disciplined Equity Fund	April 30, 1998
Dividend and Growth Fund	July 22, 1996
Emerging Markets Local Debt Fund	May 31, 2011
Emerging Markets Research Fund	May 31, 2011
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005

Floating Rate High Income Fund	September 30, 2011
Global All-Asset Fund	May 28, 2010
Global Alpha Fund	December 14, 2012
Global Capital Appreciation Fund	April 29, 2005
Global Growth Fund	September 30, 1998
Global Real Asset Fund	May 28, 2010
Global Research Fund	February 29, 2008
Growth Allocation Fund	May 28, 2004
Growth Fund	June 8, 1949
Growth Opportunities Fund	March 31, 1963
Healthcare Fund	May 1, 2000
High Yield Fund	September 30, 1998
Inflation Plus Fund	October 31, 2002
International Capital Appreciation Fund	June 30, 2008
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996
International Small Company Fund	April 30, 2001
International Value Fund	May 28, 2010
MidCap Fund	December 31, 1997
MidCap Value Fund	April 30, 2001
Municipal Opportunities Fund	May 31, 2007
Municipal Real Return Fund	June 2, 1986
Quality Bond Fund	November 30, 2012
Short Duration Fund	October 31, 2002
Small Company Fund	July 22, 1996
SmallCap Growth Fund	January 4, 1988
Small/Mid Cap Equity Fund	January 1, 2005
Strategic Income Fund	May 31, 2007
Target Retirement 2010 Fund	September 30, 2005
Target Retirement 2015 Fund	October 31, 2008
Target Retirement 2020 Fund	September 30, 2005
Target Retirement 2025 Fund	October 31, 2008
Target Retirement 2030 Fund	September 30, 2005
Target Retirement 2035 Fund	October 31, 2008
Target Retirement 2040 Fund	October 31, 2008
Target Retirement 2045 Fund	October 31, 2008
Target Retirement 2050 Fund	October 31, 2008
Total Return Bond Fund	July 22, 1996
Unconstrained Bond Fund	October 31, 2002
Value Fund	April 30, 2001
Value Opportunities Fund	January 2, 1996
World Bond Fund	May 31, 2011

The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans. HFMC is also the investment adviser to that family of funds.

Investments in the Funds are not:

·                                   Deposits or obligations of any bank;

·                                   Guaranteed or endorsed by any bank; or

·                                   Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus.  Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.  With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.

A.                                    FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the applicable Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. (except for Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Global Real Asset Fund, Growth Allocation Fund, Healthcare Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.  Each of Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that each of such Funds may invest more than 25% of its assets in any one Underlying Fund.  The Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry.  Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services.  With respect to Municipal Opportunities Fund and Municipal Real Return Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6. (except for Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, Quality Bond Fund and World Bond Fund) will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind. Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, Quality Bond Fund and World Bond Fund will not purchase or sell commodities or commodities contracts, except to the extent permitted by applicable law and as set forth in each Fund’s prospectus and SAI.

In addition, under normal circumstances, Municipal Real Return Fund and Municipal Opportunities Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

With respect to investment restriction number 2, in accordance with each fund of funds’ investment program as set forth in its prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund.  Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.  Each of the Underlying Funds, except the Global Real Asset Fund and Healthcare Fund, will not concentrate more than 25% of its total assets in any one industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.  The investment restrictions of each Underlying Fund are set forth in this SAI.

B.                            NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Except for Inflation Plus Fund, invest more than 15% of the Fund’s net assets in illiquid securities (10% for Inflation Plus Fund).

C.                            NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                                         at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                                         no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax law requirements.

D.                            CLASSIFICATION

Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act.  Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.                             CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus.  Because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies.  Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.  Similarly, each fund of funds is subject to the same risks as any unaffiliated money market fund in which that fund of fund invests in direct proportion to the fund of fund’s investment.  Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds (or by one or more of the Underlying Funds in the case of a fund of funds).  Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-

adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions.  The sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser.  It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Investments in new Funds with limited operating history give rise to additional risks because there can be no assurance that new Funds will grow to or maintain an economically viable size.  To the extent a new Fund fails to grow to and maintain an economically viable size, the Board of Directors may decide to liquidate such Fund.  While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.  Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”).  Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.  Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.  For purposes of this section only, the term “Funds” is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Disciplined Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Research	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Alpha	Global Capital Appreciation	Global Growth	Global Real Asset	Global Research	Growth	Growth Opportunities	Healthcare
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X								X	X	X	X	X		X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X	X		X			X			X	X	X	X			X
Bank Loans and Loan Participations	X	X		X			X			X	X	X	X			X
Floating Rate Loans		X					X			X	X	X	X			X
Loan Participations	X	X		X			X			X	X	X	X			X
Senior Loans		X								X	X	X	X			X
Unsecured Loans Risk		X					X			X	X	X	X			X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X		X			X			X	X	X	X			X
Commodity Sector Risk												X	X			X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments		X					X					X	X			X
Hybrid Instruments	X	X	X				X			X	X	X	X			X
Credit-Linked Securities		X					X					X	X
Index Securities and Structured Notes		X					X			X	X	X	X
Event Linked Bonds				X						X	X	X	X			X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk		X			X	X			X			X	X	X	X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Disciplined Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Research	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Alpha	Global Capital Appreciation	Global Growth	Global Real Asset	Global Research	Growth	Growth Opportunities	Healthcare
Exchange Traded Notes (ETNS)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks				X									X				X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk			X											X	X	X		X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk																X				X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X		X			X			X	X	X	X			X
Inverse Floating Rate Securities							X					X	X			X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary												X				X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X					X					X	X			X
New Fund Risk													X
Non-Diversification Risk							X				X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk					X								X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk							X						X
Small Capitalization Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities													X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Disciplined Equity	Dividend and Growth	Emerging Markets Local Debt	Emerging Markets Research	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Alpha	Global Capital Appreciation	Global Growth	Global Real Asset	Global Research	Growth	Growth Opportunities	Healthcare
Target Date Allocation Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X
To Be Announced (TBA) Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tracking Error Risk
Underlying Fund Risk				X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk	X	X	X		X	X			X					X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	High Yield	International Capital Appreciation Fund	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	MidCap	MidCap Value	Municipal Opportunities	Municipal Real Return	Quality Bond	Short Duration	Small Company	Small/Mid Cap Equity	SmallCap Growth	Strategic Income	Unconstrained Bond	Total Return Bond	Value	Value Opportunities	World Bond Fund
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X										X										X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X		X							X	X	X	X				X	X	X			X
Bank Loans and Loan Participations	X		X									X	X				X	X	X			X
Floating Rate Loans	X		X									X	X				X	X	X			X
Loan Participations	X		X									X	X				X	X	X			X
Senior Loans	X		X									X	X				X	X	X			X
Unsecured Loans Risk	X		X									X	X				X	X	X			X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X		X							X	X	X	X				X	X	X			X
Commodity Sector Risk			X									X
Convertible Securities	X	X	X	X	X	X	X	X	X			X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X		X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments			X								X	X	X				X	X	X			X
Hybrid Instruments	X		X								X	X	X				X	X	X			X
Credit-Linked Securities	X		X							X	X	X	X				X	X	X			X
Index Securities and Structured Notes	X		X							X	X	X	X				X	X	X			X
Event Linked Bonds										X	X	X					X	X	X			X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk		X			X	X			X			X				X				X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	High Yield	International Capital Appreciation Fund	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	MidCap	MidCap Value	Municipal Opportunities	Municipal Real Return	Quality Bond	Short Duration	Small Company	Small/Mid Cap Equity	SmallCap Growth	Strategic Income	Unconstrained Bond	Total Return Bond	Value	Value Opportunities	World Bond Fund
Notes (ETNs)
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks												X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk		X		X		X								X		X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X		X							X	X	X	X				X	X	X			X
Inverse Floating Rate Securities										X	X	X	X				X	X	X			X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X			X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X		X	X	X	X	X	X			X		X	X	X	X			X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X		X							X	X	X	X				X	X	X			X
New Fund Risk												X
Non-Diversification Risk																						X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk														X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk												X					X	X	X
Small Capitalization	X	X		X	X	X	X	X	X			X		X	X	X	X	X		X	X	X

	High Yield	International Capital Appreciation Fund	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	MidCap	MidCap Value	Municipal Opportunities	Municipal Real Return	Quality Bond	Short Duration	Small Company	Small/Mid Cap Equity	SmallCap Growth	Strategic Income	Unconstrained Bond	Total Return Bond	Value	Value Opportunities	World Bond Fund
Securities
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities			X									X	X				X	X	X			X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tracking Error Risk
Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk		X				X	X		X											X	X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Target Retirement 2010	Target Retirement 2015	Target Retirement 2020	Target Retirement 2025	Target Retirement 2030	Target Retirement 2035	Target Retirement 2040	Target Retirement 2045	Target Retirement 2050	Balanced Allocation	Conservative Allocation	Growth Allocation
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X	X	X	X	X	X	X	X	X	X	X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X
Bank Loans and Loan Participations	X	X	X	X	X	X	X	X	X	X	X	X
Floating Rate Loans	X	X	X	X	X	X	X	X	X	X	X
Loan Participations	X	X	X	X	X	X	X	X	X	X	X
Senior Loans	X	X	X	X	X	X	X	X	X	X	X
Unsecured Loans Risk	X	X	X	X	X	X	X	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X	X	X	X	X	X	X	X	X	X	X
Commodity Sector Risk	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments	X	X	X	X	X	X	X	X	X	X	X	X
Hybrid Instruments	X	X	X	X	X	X	X	X	X	X
Credit-Linked Securities	X	X	X	X	X	X	X	X	X	X	X	X
Index Securities and Structured Notes	X	X	X	X	X	X	X	X	X	X	X	X
Event Linked Bonds
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk												X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X	X	X

	Target Retirement 2010	Target Retirement 2015	Target Retirement 2020	Target Retirement 2025	Target Retirement 2030	Target Retirement 2035	Target Retirement 2040	Target Retirement 2045	Target Retirement 2050	Balanced Allocation	Conservative Allocation	Growth Allocation
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X	X	X	X	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X	X	X	X
New Fund Risk
Non-Diversification Risk
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk
Small Capitalization Securities	X	X	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X
Target Date Allocation Risk	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
Tracking Error Risk
Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X

ACTIVE TRADING RISK.  Active or frequent trading of a Fund’s portfolio securities could increase the Fund’s transaction costs (thus negatively affecting performance) and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

ASSET ALLOCATION RISK.  Asset allocation risk is the risk that a Fund may not achieve its objective or may underperform other funds with similar investment strategies because the Fund’s strategy for allocating assets among different asset classes does not work as intended.  Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund.  The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET COVERAGE.  To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Municipal Real Return Fund’s investments.

BORROWING.  Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

BANK LOANS AND LOAN PARTICIPATIONS.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans.  A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank).  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk.  According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans.  Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”).  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.  Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loans generally are subject to legal or contractual restrictions on resale.  The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  Each of the Funds is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.  The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information.  A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available.  Any such legislation or regulation could also depress the market values of floating rate loans.

Loan Participations.  A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.    As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans.  Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer.  Senior debt has greater seniority in the issuer’s capital structure than subordinated debt.  In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment.  There is less readily available, reliable information about most senior loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs.  Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans.  Adverse market conditions may impair the liquidity of some actively traded senior loans.  To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans.  To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized senior loans involve a greater risk of loss.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.  If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade.  The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities ( which are typically fixed rate).

Unsecured Loans.  The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

CALL RISK.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are then reinvested at lower interest rates.

COMMODITY SECTOR RISK.  Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities.  The prices of commodity-linked derivative securities may be affected by changes in overall market movements, changes in interest rates and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as commodity index volatility generally.  The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate.

CONVERTIBLE SECURITIES.  The market value of a convertible security performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as its underlying common stock.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK.  Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Securities issued by the U.S. Treasury historically have presented minimal credit risk.  However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations.  A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  A Fund may also invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities.  Although each fund of funds primarily invests in Underlying Funds, each fund of funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the fund of funds could buy, or for other investment purposes.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument.

Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

Each Fund may use derivatives for hedging purposes.  Certain Funds may also use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund.  In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate.  If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.  A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  Certain Funds may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all.  A Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Funds may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts.  A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps.  A Fund may also enter into options on swap agreements (“swaptions”).  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.  See “LIBOR Risk” above.

Currency Swaps.  A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule.  The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both).  Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities.  However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates.  In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS.  A Fund generally will not buy protection on issuers that are not currently held by that particular Fund.  However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  A Fund may enter into total return swaps, assets swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  A Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  A Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As investment companies registered with the SEC, the Funds may “set aside” (often referred to as “asset segregation”) liquid assets, or otherwise “cover” their positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives.  The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes.  Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds.  Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”).  The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic.  If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond.  Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risks inherent in derivative transactions.  See “Derivative Instruments — Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns.  A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy.  Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts.  Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  A Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures.  See “Swap Agreements and Swaptions — Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  A Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.

As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.   Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Certain Funds have filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore such Funds are not subject to registration or regulation as a CPO under the CEA.  Consistent with certain other Funds’ investment strategies, HFMC intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, HFMC is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to these Funds.  In the event that a Fund not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, the Fund will comply with applicable regulations.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK.  Securities that pay high dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends.  A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.  Also, changes in the dividend policies of companies in which a Fund invests and the capital resources available at such companies for such payments may affect income paid to the Fund.

DOLLAR ROLLS.  In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Funds give up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

ETFs.  ETFs are registered investment companies that trade their shares on stock exchanges (such as the American Stock Exchange and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and polices of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a price that is lower than its net asset value; and (v) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds and the fund of funds may rely on these exemptive orders to invest in ETFs.

ETNs.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.  Each fund of funds may directly invest in ETNs.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES.  Certain Funds are permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  See “Investments in Emerging Market Securities” below.

FUND OF FUNDS STRUCTURE RISKS.  Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund allocates to each Underlying Fund.  An investor in a fund of funds indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund of funds’ direct fees and expenses.  The fund of funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund.  Rebalancing Underlying Funds may also increase transaction costs to Underlying Fund investors.  Similarly, each fund of funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that fund of funds invests.  Also, management of a fund of funds entails potential conflicts of interest because the fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser, as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds.  [To mitigate these conflicts, the investment adviser and sub-adviser, as applicable, has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the Funds’ Board of Directors.]  The investment allocation limitations make certain Funds less flexible in their investment strategies than other funds of funds.  In addition, with respect to certain Target Retirement Funds, a Fund’s asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk.  Prospective investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these Funds.  Each fund of funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  Recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH ORIENTATION RISK.  The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser.  In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.  Also, the growth investing style may over time go in and out of favor.  During times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been introduced, considered or adopted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and the promotion of prepaid healthcare plans.  A Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

HIGH YIELD SECURITIES (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

ILLIQUID INVESTMENTS.  Each Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets (10% for Inflation Plus Fund).  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INDEX STRATEGY RISK.  An index fund is not actively “managed,” and therefore the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from a Fund’s portfolio.  The Fund will remain invested in stocks even when stock prices are generally falling.

INDUSTRY CONCENTRATION RISK.  A Fund that invests primarily in a small number of business sectors may be exposed to greater liquidity risk and risk of loss should adverse economic developments occur in one of those sectors.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation protected debt security.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO.  Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in a Fund’s income.  Interest rates in the United States are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

INVERSE FLOATING RATE SECURITIES.  Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate.  Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall.  Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes.  Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating).  A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.  Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties.  This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond.  If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond.  The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates.  In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction.  The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments.  See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money.  There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN A SUBSIDIARY.  Certain Funds may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and Internal Revenue Service (the “IRS”) revenue rulings, as discussed below.  Each Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds.  However, unlike the Funds, each Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements.  Further, each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities.  Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments.  See “Derivative Instruments” above.

Each Subsidiary is overseen by its own board of directors, which is comprised of officers of the Companies. Each Fund is the sole shareholder of its corresponding Subsidiary, and shares of that Subsidiary will not be sold or offered to other investors.  The Funds will likely invest primarily through the Subsidiaries to gain exposure to the commodity-related instruments in which the Subsidiaries invest, but the Funds also may invest directly in commodity-related instruments.

The financial statements of each Subsidiary will be consolidated with the financial statements of its corresponding Fund in that Fund’s Annual and Semi-Annual Reports. Each Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of a Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the applicable Fund’s prospectus or this SAI, are not subject to the investor protection mechanisms or oversight regime of the 1940 Act.  However, because each Fund wholly owns and controls its Subsidiary, and the Funds and Subsidiaries are both managed by HFMC, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. For example, if Cayman Islands law changes such that a Subsidiary, which is not currently subject to income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

A Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income).  Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. Each affected Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will constitute qualifying income to the Fund. However, the IRS subsequently suspended the issuance of similar private letter rulings and it is possible that the IRS could issuance guidance contrary to the conclusions in the private letter ruling received by each affected Fund.

Each Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and each Fund will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, each Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.

INVESTMENTS IN EMERGING MARKET SECURITIES.  Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.”  [Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.]  Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts.  A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

In addition to the risks of foreign investing and the risks of investing in developing or emerging markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks.  Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership.  Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

The Emerging Markets Local Debt Fund may invest in Sukuk.  Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Fund’s Board of Directors.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board of Directors has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS.  The Board of Directors may determine to close and liquidate a Fund at any time.  In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund.  A liquidating distribution will generally be a taxable event for shareholders and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

MARKET RISK.  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

MID CAP STOCK RISK.  Mid capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.  Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each fund of funds may hold cash and invest in money market instruments at any time. Each Fund and each fund of funds may invest a significant portion of its assets in cash and high quality money market instruments when its sub-adviser, subject to the overall supervision of HFMC, deems it appropriate or in the case of the Checks and Balances Fund, HFMC deems it appropriate, and may invest up to 100% of its total assets in cash or money market instruments for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain unique risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses.  Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI).  The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities and the possibility of future legislative changes that could affect the market for and value of municipal securities.  These risks also include:

General Obligation Bonds Risk — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk — The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city’s bankruptcy filing, a Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

As a fundamental policy, Municipal Opportunities Fund and Municipal Real Return Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.  For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.  Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.  Such refunded municipal bonds will, however, be counted for purposes of the policy that Municipal Real Return Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.  Under this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security.  If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer.  Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening.  If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

NON-DIVERSIFICATION RISK.  Certain Funds are non-diversified, which means they are permitted to invest more of their assets in fewer issuers than a “diversified” fund.  Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.  A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES.  Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  The funds of funds are permitted to invest in a combination of other Hartford Funds (the Underlying Funds) and/or unaffiliated money market funds and ETFs as part of their principal investment strategies.  Securities in certain countries are currently accessible to the Funds only through such investments.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  Generally, a Fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK.  The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities.  The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

QUANTITATIVE INVESTING RISK.  Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio.  The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

REAL ESTATE RELATED SECURITIES RISKS.  The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  Further, the real estate industry is particularly sensitive to economic downturns.  If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks surrounding real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code.  Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.  REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS.  The fixed income markets have recently experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate,  mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Funds.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship.  First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC under which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  Second, the U.S. Treasury announced the creation of a new secured lending facility to be available to each of FNMA and FHLMC as a liquidity backstop.  Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.  In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  Each Fund is permitted to enter into fully collateralized repurchase agreements.  Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.  The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  A Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES.  A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.  A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors.

SECURITIES TRUSTS.  Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES AND LEVERAGE RISK.  Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value.  When a Fund makes a short sale, it sells a borrowed security (typically from a broker or other institution).  A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities (i.e., the broker or other institution).  A Fund may not always be able to borrow the security at a particular time or at an acceptable price, so there is risk that the Fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks.

After selling the borrowed security, a Fund is obligated to “cover” the short sale by purchasing and returning the security to the lender.  A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities.  A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security.  Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale.  There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price.  Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation.  This may limit the Fund’s investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security.  In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange.  These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions).  These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short.  The use of leverage may increase a Fund’s exposure to long equity positions, magnify any change (positive or negative) in the Fund’s net asset value and result in increased volatility of returns.  There is no guarantee that any Fund will leverage its portfolio, or if it does, that its leveraging strategy will be successful.  A Fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES.  Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:  (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such stocks; (iii) thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; and (vi) increased susceptibility to losses and bankruptcy and increased transaction costs.

SOVEREIGN DEBT.  Investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  If a government entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.  Additionally, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal.  This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.  Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  See also “Foreign Investments” above.

STRIPPED SECURITIES RISK.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED SECURITIES.  Because structured securities of the types in which a Fund may invest typically involve no credit enhancement, their credit risk is generally equivalent to that of the underlying instruments.  Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act. Therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein.

TARGET DATE ALLOCATION RISK.  Certain Funds are designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches.  Therefore, the further away a Fund is from its target year, the higher the percentage of equity investments it will hold, and the more aggressive its investment strategy and volatile its portfolio may be considered.  Conversely, the closer a Fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

TAXABLE INCOME RISK.  Taxable income risk is the risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

TO BE ANNOUNCED (TBA) SECURITIES RISK.  TBA securities include when-issued and delayed delivery securities and forward commitments.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.  Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

TRACKING ERROR RISK.  A Fund’s performance may not match or correlate with that of the index it seeks to mimic, either on a daily or aggregate basis.  Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index.  Tracking error risk may cause the Fund’s performance to be less than expected.

UNDERLYING FUND RISK.  A Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.  In addition, the Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Funds in which it invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

VALUE ORIENTATION RISK.  Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER.

[to be updated]

DISCLOSURE OF PORTFOLIO HOLDINGS

[to be updated]

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) a Fund that has a wholly-owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except:  (a) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding); and (b) if a Fund has a wholly-owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

Each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the Fund’s investment sub-adviser also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the Fund’s Chief Compliance Officer (“CCO”) and at least one other Fund officer in accordance with the Fund’s disclosure policy.

Portfolio holdings are disclosed to the Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds.  Portfolio holdings may also be disclosed to persons assisting a Fund or its investment sub-adviser in the voting of proxies and to the Fund’s bank lenders.  In connection with managing a Fund, such Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Accenture, LLP

BlackRock Financial Management, Inc.

Brown Brothers Harriman & Co.

CADIS Software Limited

Class Action Claims Management

Cleartelligence, Inc.

Compliance11

Confluence Technologies

[          ] (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

First Resource Group

Glass, Lewis & Co.

Interactive Data Corporation

Investment Technology Group, Inc.

J.P. Morgan Chase

J.P. Morgan Securities, Inc.

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Quantitative Services Group, LLC

State Street Bank and Trust Company

State Street Investment Management Solutions

SunGard Expert Solutions

Synthesis Technology

TATA Consulting

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Funds.  Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Brown Brothers Harriman & Co., Compliance11, FactSet Research Systems Inc., Glass Lewis & Co., Investment Technology Group, Inc. (for certain Funds), J.P. Morgan Chase, Markit WSO Corporation (for certain Funds), Quantitative Services Group, State Street Bank and Trust Company , State Street Investment Management Solutions and SunGard Expert Solutions.  Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc.  (for certain Funds) with no lag time.  Portfolio holdings are disclosed to J.P. Morgan Securities, Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of five calendar days, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Interactive Data Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, three, five and twelve business days, respectively. Portfolio holdings are disclosed to Accenture, LLP, CADIS Software Limited, Cleatelligence, Inc., First Resource Group and TATA Consulting periodically, as needed, with no delay.  Portfolio holdings are disclosed to the Funds’ independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds’ independent registered public accounting firm to provide services to the Funds, with no lag time.  Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford and the sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of a Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the Fund’s policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Funds’ policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Funds’ CCO or his/her designee.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The Funds’ CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The Board of Directors of the Funds reviews and approves the Funds’ policy on disclosure of portfolio holdings.  The CCO for the Funds’ investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Board of Directors of the Funds.  There can be no assurance, however, that the Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards of Directors.  The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

[to be updated/confirmed]

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2003

Mr. Birdsong is a private investor.  Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (3/2003 to current).  From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

				91

Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (4/2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (3/2003 to current).

ROBERT M. GAVIN (1940) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director and Chairman of the Board	Director since 2002(1) Director since 1986(2) Chairman of the Board for each Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	91	None

DUANE E. HILL (1945) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	91	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
SANDRA S. JAFFEE (1941) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present).  Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). She currently serves as a member of the Board of Directors of Broadridge Financial Solutions, as well as a Trustee of Muhlenberg College.

				91	Ms. Jaffee is a member of the Board of Directors of Broadridge Financial Solutions (11/2010 to current)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm.  In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010).  In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc.  In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.  Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				91

Mr. Johnston is

a Member of the Supervisory Board of Fresenius Medical Care AG & Co. (5/2006 to current); LifeCare Holdings, Inc., (8/2007 to current) and HCR-ManorCare, Inc. (2/2008 to current). Mr. Johnston served as a Director of Renal Care Group (11/2002 to 3/2006) and as a Director of MultiPlan, Inc. (7/2006-8/2010).

PHILLIP O. PETERSON (1944) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	91	Mr. Peterson is a Trustee of the William Blair Funds (2/2007 to current) and a Trustee of Symetra Variable Mutual Funds (2/2012 to current).

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business.  He was chair of the Finance Department during 1998 to 2006.  Previously he was a chaired professor of finance at the University of Wisconsin-Madison.  Also, he was director of the Fortis Funds from March 2000 to July 2002.  Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association.  In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				91	None

(1)             For The Hartford Mutual Funds, Inc.

(2)             For The Hartford Mutual Funds II, Inc.

*                   Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
LOWNDES A. SMITH** (1939) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director	Since 1996(1) Since 2002(2)	Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.	91

Mr. Smith is a Director of White Mountains Insurance Group Ltd. (10/2003 to current); One Beacon Insurance (10/2006 to current); Symetra Financial (8/2007 to current) and Whittington Gray Associates (1/2007 to current)

JAMES E. DAVEY** (1964) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HFD and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.	91	N/A

MARK A. ANNONI (1964) c/o Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125	Vice President, Treasurer and Controller	Since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

				N/A	N/A

MICHAEL DRESSEN (1963) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	AML Compliance Officer	Since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
EDWARD P. MACDONALD (1967) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

				N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President and Chief Compliance Officer	Since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

				N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2006	Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 500 Bielenberg Drive, Suite 500 Woodbury, MN 55125	Vice President	Since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

				N/A	N/A

MARTIN A. SWANSON (1962) c/o Hartford Funds P.O. Box 2999 Hartford, CT 06104-2999	Vice President	Since 2010	Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.	N/A	N/A

(1)             For The Hartford Mutual Funds, Inc.

(2)             For The Hartford Mutual Funds II, Inc.

*                   Term of Office: Each officer and Director may serve until his or her successor is elected and qualifies.

**              “Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and The Hartford Alternative Strategies Fund.

BOARD OF DIRECTORS.  Each Company has a Board of Directors. The same directors serve on the Board of each Company.  The Board is responsible for oversight of the Funds.  The Board elects officers who are responsible for the day to day operations of the Funds.  The Board oversees the investment manager and the other principal service providers of the Funds.  The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees.  The Independent Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate).  Other committees also review matters relating to risk.  The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters.  The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year.  The Investment Committee assists the Board in overseeing investment matters.  The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating Committee.

Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board.  The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

Each Contracts Committee currently consists of all non-interested directors of the Funds:  Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet and Lowndes A. Smith.  Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating Committee currently consists of all non-interested directors of the Funds:  Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Nominating Committee (i) screens and selects candidates to the applicable Board of Directors, and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2013, the above referenced committees of each of the Companies met the following number of times:  Audit Committee — 4 times, Investment Committee —  4 times, Nominating Committee — 2 times, Contracts Committee — 1 time and the Compliance Committee — 3 times.

All Directors and officers of the Companies are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

DIRECTOR QUALIFICATIONS.  The governing documents for the Companies do not set forth any specific qualifications to serve as a Director.  The Charter for the Nominating Committee also does not set forth any specific qualifications, but it does set forth criteria that the Committee should consider as a minimum requirement for consideration as an independent director, including:  15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds.  Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  The Board has considered the actual service of each director in concluding that the director should continue to serve.  Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities.  Set forth below is a brief description of the specific experience of each director.  Additional details regarding the background of each director is included in the chart earlier in this section.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

Robert M. Gavin.  Dr. Gavin has served as a director of the Funds (and their predecessors) since 1986.  He has served as Chairman of the Board of the Funds since 2004.  Dr. Gavin has more than twenty-two years of experience in leadership positions in higher education, including serving as president of Macalester College, St. Paul, Minnesota.

Duane E. Hill.  Mr. Hill has served as a director of the Funds since 2001.  He has served as the Chairman of the Nominating Committee since 2003.  Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee.  Ms. Jaffee has served as a director of the Funds since 2005.  Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as chairman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston.  Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Compliance Committee since 2005.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal industries.  He currently serves as a senior adviser to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson.  Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000.  He has served as the Chairman of the Audit Committee since 2002.  Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry.  He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet.  Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000.  For more than twenty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university.  He has served the finance profession in various capacities, including as a director or officer of finance associations.

Lowndes A. Smith.  Mr. Smith has served as a director of the Funds (and their predecessors) since 1996.  He has served as Co-Chairman of the Investment Committee since 2005.  Mr. Smith previously served as Vice Chairman of The Hartford Financial Services Group, Inc. and as President and CEO of Hartford Life Insurance Company.  Mr. Smith serves on a variety of other boards.

James E. Davey.  Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010.  Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HFD.  Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”).  Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2013 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

[to be updated]

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	Funds	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Lynn S. Birdsong

Dr. Robert M. Gavin

Duane E. Hill

Sandra S. Jaffee

William P. Johnston

Phillip O. Peterson

Lemma W. Senbet

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Lowndes A. Smith

James E. Davey

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

COMPENSATION OF OFFICERS AND DIRECTORS.  The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.  The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2013 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.		Aggregate Compensation From The Hartford Mutual Funds II, Inc.		Pension Or Retirement Benefits Accrued As Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From the Funds And Fund Complex Paid To Directors*
Lynn S. Birdsong,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Dr. Robert M. Gavin,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Duane E. Hill,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Sandra S. Jaffee,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
William P. Johnston,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Phillip O. Peterson,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Lemma W. Senbet,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director
Lowndes A. Smith,	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Director

* As of October 31, 2013, five registered investment companies in the Complex paid compensation to the directors.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-adviser, the transfer agent and their affiliates.  Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company.  The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

[As of January 31, 2014, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.]  As of [January 31, 2014], the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund.  A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.  As of [January 31, 2014], Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record [      ]% of [        ] and therefore, is a control person of the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HFMC.  Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund.  In addition, HFMC or its affiliate(s) provides administrative services to both Companies, including personnel, services, equipment and facilities and office space for proper operation of the Companies.  Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to each Fund, except the Checks and Balances Fund, HFMC has entered into an investment sub-advisory agreement with Wellington Management.  Under the investment sub-advisory agreements, Wellington Management subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.  HFMC does not employ the services of a sub-adviser in its management of Checks and Balances Fund.

Wellington Management administers the asset allocation program for Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.  HFMC administers the asset allocation program for Checks and Balances Fund.

The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a “Manager of Managers” structure.  HFMC has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement.  The exemptive order permits HFMC, with the approval of the applicable Board of Directors and without obtaining approval from a Fund’s shareholders, to appoint a new sub-adviser not affiliated with HFMC.  Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets.  With respect to each of the Funds, except Checks and Balances Fund, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Emerging Markets Research Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.2000%
Next $250 million	1.1500%
Next $500 million	1.1000%
Next $4 billion	1.0750%
Next $5 billion	1.0725%
Amount Over $10 billion	1.0700%

Emerging Markets Local Debt Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.0000%
Next $250 million	0.9500%
Next $4.5 billion	0.9000%
Next $5 billion	0.8975%
Amount Over $10 billion	0.8950%

Global All-Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9500%
Next $250 million	0.9000%
Next $500 million	0.8000%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Next $5 billion	0.6600%
Amount Over $10 billion	0.6550%

Global Alpha Fund*

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	1.1000%
Next $500 million	1.0900%
Next $1.5 billion	1.0800%
Next $2.5 billion	1.0700%
Amount Over $5 billion	1.0600%

Global Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9500%
Next $250 million	0.9000%
Next $500 million	0.8000%
Next $1.5 billion	0.7500%
Next $2.5 billion	0.7000%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6750%

Global Real Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9500%
Next $250 million	0.9300%
Next $500 million	0.8500%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount Over $5 billion	0.7100%

Global Research Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8750%
Next $4 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

Healthcare Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

International Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $4.5 billion	0.8500%
Next $5 billion	0.8475%
Amount Over $10 billion	0.8450%

SmallCap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next 5 billion	0.6300%
Amount Over $10 billion	0.6200%

International Growth Fund and International Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Global Growth Fund and MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Value Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.8000%
Next $150 million	0.7500%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Growth Fund and Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

Small/Mid Cap Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $2 billion	0.6500%
Next $2 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Disciplined Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6225%
Amount Over $10 billion	0.6200%

International Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Balanced Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5250%

Floating Rate High Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2.0 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5750%
Amount Over $10 billion	0.5725%

Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6000%
Next $1.5 billion	0.5900%
Next $2.5 billion	0.5850%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5750%

Balanced Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2.0 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Unconstrained Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Municipal Opportunities Fund and Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Municipal Real Return Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4400%
Next $2.5 billion	0.4300%
Next $5 billion	0.4200%
Amount Over $10 billion	0.4100%

Inflation Plus Fund and Quality Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4450%
Next $2.5 billion	0.4400%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.4000%
Next $1.5 billion	0.3950%
Next $2.5 billion	0.3900%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Balanced Allocation Fund and Growth Allocation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1500%
Next $500 million	0.1000%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

Conservative Allocation Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1500%
Next $500 million	0.1000%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

* Global Alpha Fund has a management fee rate that adjusts up or down based upon the Fund’s performance relative to the cumulative investment record of its benchmark index (the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) over the performance measurement period.

Under the performance-based fee structure, the management fee paid to HFMC by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate (1.10%) of the management fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.50% (positive or negative over an annual period) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months. Since the Fund has been in operation for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the Fund’s inception.

The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The management fee is paid monthly in arrears.  If it is necessary to calculate the management fee for a period that is less than a month due to the termination of the investment management agreement, (i) the Base Fee Rate will be based upon the Fund’s average daily net asset value over that month ending on the last business day on which the Fund’s investment management agreement is in effect; and (ii) the amount of the Performance Adjustment to the Base Fee Rate will be based upon the Fund’s average daily net asset value over the 36-month period ending on the last business day on which the investment management agreement is in effect (or since the Fund’s inception, if the Fund has been in operation for less than 36 months).

The Performance Adjustment may result in an increase or decrease in the management fee paid by the Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment (positive or negative) is applied if the Fund’s investment performance is equal to the cumulative investment record of the Fund’s benchmark index plus 1.15% during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment equivalent to 25% of the amount by which the Fund outperforms or underperforms its benchmark index plus 1.15%. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase HFMC’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease HFMC’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance when the Fund’s assets are rapidly declining, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, HFMC would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (excluding the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After HFMC determines whether the Fund’s performance was above or below its benchmark index plus 1.15% by comparing the investment performance of the Fund’s Class A Shares (excluding the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, HFMC applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

As noted, because the Fund’s Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after the Fund commences operations.  No Performance Adjustment will be made until the 13th month after the Fund’s inception. At that time, the performance period will initially consist of the most recent 12-month period and will increase by one month until the Fund has been in operation for 36 months.  Thereafter, the performance period will be the most recent 36-month period.

The Fund’s Directors may determine that a class of shares of the Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.

The Directors may from time to time determine that another securities index for the Fund is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Directors may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to the Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that any changes to a Fund’s benchmark index used for purposes of calculating a Performance Adjustment will require shareholder approval. If there is a change in the Staff’s position, the Fund intends to notify shareholders of such change in position at such time as the Directors may determine that a change in the Fund’s benchmark index is appropriate.

Under certain circumstances, the Directors may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of the Fund as discussed above, subject to applicable law.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to HFMC since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum annual Performance Adjustment will be equivalent to 0.50% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.50%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been declining. Assume its monthly Base Fee Rate was 1/12th of 1.10% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

The Base Fee Rate would be computed as follows:

$200 million x 1.10%/12 = $183,333

If the Fund outperformed or underperformed its benchmark index by an amount that triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.50%/12 = $208,333, which is approximately 1/12th of 1.25% of $200 million.

If the Fund had outperformed its benchmark index, the total management fee rate for that month would be $391,666, which is approximately 1/12th of 2.35% of $200 million.

If the Fund had underperformed its benchmark index, the total management fee rate for that month would be -$25,000, which is approximately 1/12th of -0.15% of $200 million, and would require a $25,000 reimbursement from HFMC.

Therefore, the total management fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 2.35% in the case of outperformance, or approximately 1/12th of -0.15% in the case of underperformance. This demonstrates that under extreme circumstances involving underperformance when the Fund’s assets are rapidly decreasing, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, HFMC would reimburse the Fund.

By contrast, the maximum Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been increasing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

The Base Fee Rate would be computed as follows:

$800 million x 1.10%/12 = $733,333

If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.50%/12 = $208,333, which is approximately 1/12th of 0.31% of $800 million.

If the Fund had outperformed its benchmark index, the total management fee rate for that month would be $941,666, which is approximately 1/12th of 1.41% of $800 million.

If the Fund had underperformed its benchmark index, the total management fee rate for that month would be $525,000, which is approximately 1/12th of 0.79% of $800 million.

Therefore, the total management fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.41% in the case of outperformance, or approximately 1/12th of 0.79% in the case of underperformance.

The Base Fee Rate for the Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

		Base Fee Rate(1) (%)
Fund Name	Benchmark Index	(annual rate)
The Hartford Global Alpha Fund	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10

(1)       HFMC pays Wellington Management, the Fund’s sub-adviser, a fee for its services provided pursuant to Sub-Advisory Agreement between HFMC and Wellington Management, on behalf of the Fund. The sub-advisory fee paid by HFMC to Wellington Management consists of a base fee rate of 0.70% (at initial asset levels) that adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. The performance adjustment that applies to the sub-advisory fee matches that which applies to the management fee, meaning that the entire amount of the Performance Adjustment is passed through to the sub-adviser.

The following hypothetical example illustrates the application of the Performance Adjustment for the Fund. The example assumes that the average daily net assets of the Fund remain constant during a 36-month performance measurement period.

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.50% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index plus 1.15% by 2.00% over the same period. The Performance Adjustment is equivalent to 25% of the difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 1.15%.

Example 1: Fund Outperforms Its Benchmark Index +1.15% By 0.40%

If the Fund has outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% by 0.40% during the preceding 36 months, the Fund would calculate the management fee as follows:

Total Management Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month (assuming constant assets)
1/12th of 1.10%	1/12th of 0.10%	1/12th of 1.20%

Example 2: Fund Performance Tracks Its Benchmark Index + 1.15%

If the Fund performance has tracked the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% during the preceding 36 months, the Fund would calculate the management fee as follows:

		Total Management Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 1.10%	0.00	1/12th of 1.10%

Example 3: Fund Underperforms Its Benchmark Index +1.15% By 0.40%

If the Fund has underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% by 0.40% during the preceding 36 months, the Fund would calculate the management fee as follows:

Total Management Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month (assuming constant assets)
1/12th of 1.10%	1/12th of -0.10%	1/12th of 1.00%

Under the terms of the current Sub-Advisory Agreement between HFMC and Wellington Management, on behalf of the Global Alpha Fund, HFMC pays Wellington Management a fee equal to 0.70% of the Fund’s average daily net assets at initial asset levels (plus or minus the amount of the Performance Adjustment). This means that the sub-advisory fee rate for fees paid by HFMC to Wellington Management will adjust up or down in line with the management fee rate for fees paid by the Fund to HFMC based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

ADVISORY FEE PAYMENT HISTORY

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by each Fund to its investment adviser, (ii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to each Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers”); and (iii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser with respect to each Fund, to any sub-advisers with which the investment adviser is affiliated (“Affiliated Managers”).  The fees paid to Unaffiliated and Affiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.  Prior to January 1, 2013, Hartford Investment Financial Services, LLC (HIFSCO) (now known as Hartford Funds Distributors, LLC) served as the Funds’ investment adviser.  Therefore, investment advisory fees paid prior to January 1, 2013 reflect payments made to HIFSCO.

[to be updated]

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2013	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013
Balanced Fund
Balanced Allocation Fund
Balanced Income Fund

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2013	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013
Capital Appreciation Fund
Checks and Balances Fund
Conservative Allocation Fund
Disciplined Equity Fund
Dividend and Growth Fund
Emerging Markets Local Debt Fund
Emerging Markets Research Fund
Equity Income Fund
Floating Rate Fund
Floating Rate High Income Fund
Global Alpha Fund
Global All-Asset Fund
Global Capital Appreciation Fund
Global Growth Fund
Global Real Asset Fund
Global Research Fund
Growth Fund
Growth Allocation Fund
Growth Opportunities Fund
Healthcare Fund
High Yield Fund
Inflation Plus Fund
International Capital Appreciation Fund
International Growth Fund
International Opportunities Fund
International Small Company Fund
International Value Fund
MidCap Fund
MidCap Value Fund
Municipal Opportunities Fund
Municipal Real Return Fund
Quality Bond Fund
Short Duration Fund
Small Company Fund
Small/Mid Cap Equity Fund
SmallCap Growth Fund
Strategic Income Fund
Target Retirement 2010 Fund
Target Retirement 2015 Fund
Target Retirement 2020 Fund
Target Retirement 2025 Fund
Target Retirement 2030 Fund
Target Retirement 2035 Fund
Target Retirement 2040 Fund
Target Retirement 2045 Fund
Target Retirement 2050 Fund

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2013	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013
Total Return Bond Fund
Unconstrained Bond Fund
Value Fund
Value Opportunities Fund
World Bond Fund

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2012	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2012	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2012	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012
Balanced Fund	$4,041,041	$—	$4,041,041	$933,269	0.16%
Balanced Allocation Fund	$1,079,647	$—	$1,079,647	$82,275	0.01%	$63,952	0.01%
Balanced Income Fund	$8,283,052	$1,344,770	$6,938,282	$2,183,564	0.17%
Capital Appreciation Fund	$82,179,583	$—	$82,179,583	$31,319,296	0.25%
Checks and Balances Fund	$0	$—	$0
Conservative Allocation Fund	$409,873	$—	$409,873	$33,220	0.01%	$63,952	0.02%
Disciplined Equity Fund	$1,131,997	$—	$1,131,997	$404,630	0.27%
Dividend and Growth Fund	$39,483,706	$—	$39,483,706	$10,434,298	0.16%
Emerging Markets Local Debt Fund	$845,915	$84,590	$761,325	$117,121	0.14%
Emerging Markets Research Fund	$1,019,561	$84,962	$934,599	$577,750	0.68%
Equity Income Fund	$10,140,020	$—	$10,140,020	$3,052,314	0.20%
Floating Rate Fund	$33,808,587	$—	$33,808,587	$4,123,391	0.07%	$3,504,106	0.06%
Floating Rate High Income Fund	$407,488	$—	$407,488	$76,938	0.13%	$27,741	0.05%
Global All-Asset Fund	$7,782,941	$1,370,768	$6,412,173	$3,628,313	0.43%
Global Capital Appreciation Fund	$8,062,486	$—	$8,062,486	$3,684,545	0.41%
Global Growth Fund	$1,823,697	$—	$1,823,697	$661,440	0.31%
Global Real Asset Fund	$4,609,685	$980,334	$3,629,351	$2,028,008	0.46%
Global Research Fund	$1,093,558	$—	$1,093,558	$546,780	0.45%
Growth Fund	$5,291,068	$—	$5,291,068	$1,815,445	0.25%
Growth Allocation Fund	$995,222	$—	$995,222	$85,280	0.01%	$63,952	0.01%
Growth Opportunities Fund	$13,350,107	$—	$13,350,107	$5,052,826	0.27%
Healthcare Fund	$3,603,242	$—	$3,603,242	$1,501,301	0.38%
High Yield Fund	$3,224,887	$—	$3,224,887	$923,940	0.19%	$490,460	0.10%
Inflation Plus Fund	$10,907,875	$—	$10,907,875	$1,045,462	0.04%	$484,763	0.02%
International Capital Appreciation Fund	$205,081	$—	$205,081	$107,097	0.47%
International Growth Fund	$1,045,812	$—	$1,045,812	$419,134	0.34%
International Opportunities Fund	$4,655,694	$—	$4,655,694	$1,767,862	0.28%
International Small Company Fund	$1,812,777	$—	$1,812,777	$691,466	0.34%
International Value Fund	$829,690	$—	$829,690	$390,444	0.40%
MidCap Fund	$23,011,142	$—	$23,011,142	$7,986,011	0.25%
MidCap Value Fund	$2,460,963	$—	$2,460,963	$967,508	0.30%
Municipal Opportunities Fund	$2,133,572	$—	$2,133,572	$314,044	0.08%	$153,614	0.04%
Municipal Real Return Fund	$1,228,364	$—	$1,228,364	$207,637	0.08%	$102,027	0.04%

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2012	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2012	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2012	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012
Short Duration Fund	$2,909,791	$—	$2,909,791	$378,100	0.06%	$226,383	0.03%
Small Company Fund	$5,564,733	$—	$5,564,733	$2,414,259	0.35%
Small/Mid Cap Equity Fund	$885,389	$—	$885,389	$119,219	0.10%	$306,463	0.26%
SmallCap Growth Fund	$2,426,199	$—	$2,426,199	$950,708	0.32%
Strategic Income Fund	$3,243,566	$—	$3,243,566	$712,874	0.12%	$416,465	0.07%
Target Retirement 2010 Fund	$71,851	$—	$71,851	$6,416	0.01%	$63,952	0.13%
Target Retirement 2015 Fund	$72,902	$—	$72,902	$6,724	0.01%	$63,952	0.13%
Target Retirement 2020 Fund	$229,384	$—	$229,384	$20,748	0.01%	$63,952	0.04%
Target Retirement 2025 Fund	$94,423	$—	$94,423	$8,640	0.01%	$63,952	0.10%
Target Retirement 2030 Fund	$239,314	$—	$239,314	$21,331	0.01%	$63,952	0.04%
Target Retirement 2035 Fund	$63,665	$—	$63,665	$6,011	0.01%	$63,952	0.15%
Target Retirement 2040 Fund	$81,217	$—	$81,217	$7,713	0.01%	$63,952	0.12%
Target Retirement 2045 Fund	$30,718	$—	$30,718	$2,950	0.01%	$63,952	0.31%
Target Retirement 2050 Fund	$34,791	$—	$34,791	$3,389	0.01%	$63,952	0.28%
Total Return Bond Fund	$9,348,248	$1,117,617	$8,230,631	$1,118,952	0.06%	$648,229	0.03%
Unconstrained Bond Fund	$1,158,423	$332,621	$825,802	$118,172	0.06%	$172,123	0.08%
Value Fund	$3,128,587	$94,436	$3,034,151	$1,118,231	0.25%
Value Opportunities Fund	$1,059,920	$—	$1,059,920	$453,414	0.34%
World Bond Fund	$2,549,796	$382,961	$2,166,835	$831,367	0.22%

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2011	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2011	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2011	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011
Balanced Fund	$4,509,616	$—	$4,509,616	$1,026,927	0.15%
Balanced Allocation Fund	$1,117,718	$—	$1,117,718			$100,485	0.01%
Balanced Income Fund	$2,792,422	$1,950,835	$841,587	$592,702	0.15%
Capital Appreciation Fund	$121,699,622	$—	$121,699,622	$46,637,417	0.25%
Checks and Balances Fund	$0	$—	$0
Conservative Allocation Fund	$402,460	$—	$402,460			$100,485	0.04%
Disciplined Equity Fund	$1,138,864	$—	$1,138,864	$415,742	0.27%
Dividend and Growth Fund	$37,568,359	$—	$37,568,359	$9,511,475	0.16%
Emerging Markets Local Debt Fund	$147,269	$14,727	$132,542
Emerging Markets Research Fund	$112,953	$9,413	$103,540	$64,007	0.28%
Equity Income Fund	$7,586,855	$—	$7,586,855	$2,204,793	0.21%
Floating Rate Fund	$38,759,495	$—	$38,759,495			$9,453,760	0.15%
Floating Rate High Income Fund	$13,861	$—	$13,861			$7,810	0.03%
Global All-Asset Fund	$6,618,567	$2,785,320	$3,833,247	$2,599,512	0.37%
Global Capital Appreciation Fund	$10,396,702	$—	$10,396,702	$4,792,311	0.43%
Global Growth Fund	$2,922,200	$—	$2,922,200	$984,471	0.29%
Global Real Asset Fund	$3,386,294	$1,302,224	$2,084,070	$1,305,756	0.40%
Global Research Fund	$1,056,270	$—	$1,056,270	$528,137	0.45%
Growth Fund	$5,419,446	$—	$5,419,446	$1,851,991	0.25%
Growth Allocation Fund	$962,497	$—	$962,497			$100,485	0.01%
Growth Opportunities Fund	$13,862,311	$—	$13,862,311	$5,250,487	0.27%
Healthcare Fund	$3,398,755	$—	$3,398,755	$1,421,737	0.38%
High Yield Fund	$2,739,314	$—	$2,739,314			$1,258,187	0.30%
Inflation Plus Fund	$9,958,174	$—	$9,958,174			$1,595,074	0.07%
International Capital Appreciation Fund	$217,353	$—	$217,353	$113,507	0.47%
International Growth Fund	$1,455,814	$—	$1,455,814	$552,004	0.32%
International Opportunities Fund	$4,381,211	$—	$4,381,211	$1,568,031	0.26%
International Small Company Fund	$1,783,068	$—	$1,783,068	$682,327	0.34%
International Value Fund	$569,386	$—	$569,386	$267,946	0.40%
MidCap Fund	$30,544,276	$—	$30,544,276	$10,570,269	0.25%
MidCap Value Fund	$2,818,878	$—	$2,818,878	$1,005,901	0.29%
Municipal Opportunities Fund	$1,964,311	$—	$1,964,311			$464,769	0.13%
Municipal Real Return Fund	$1,089,625	$—	$1,089,625			$300,234	0.14%
Short Duration Fund	$2,676,410	$—	$2,676,410			$598,468	0.10%
Small Company Fund	$6,299,071	$—	$6,299,071	$2,684,315	0.34%
Small/Mid Cap Equity Fund	$933,637	$—	$933,637			$804,919	0.65%
SmallCap Growth Fund	$2,545,807	$—	$2,545,807	$993,673	0.32%
Strategic Income Fund	$2,310,722	$—	$2,310,722			$825,852	0.20%
Target Retirement 2010 Fund	$58,437	$—	$58,437			$100,485	0.26%
Target Retirement 2015 Fund	$52,445	$—	$52,445			$100,485	0.29%
Target Retirement 2020 Fund	$176,968	$—	$176,968			$100,485	0.09%
Target Retirement 2025 Fund	$59,307	$—	$59,307			$100,485	0.25%

Fund Name	Gross Fees Payable to the investment adviser	Investment Advisory Fee Waiver 2011	Net Fees Paid to investment adviser	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2011	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2011	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011
Target Retirement 2030 Fund	$178,794	$—	$178,794			$100,485	0.08%
Target Retirement 2035 Fund	$39,404	$—	$39,404			$100,485	0.38%
Target Retirement 2040 Fund	$46,711	$—	$46,711			$100,485	0.32%
Target Retirement 2045 Fund	$18,719	$—	$18,719			$100,485	0.81%
Target Retirement 2050 Fund	$21,320	$—	$21,320			$100,485	0.71%
Total Return Bond Fund	$9,847,858		$9,847,858			$1,985,189	0.10%
Unconstrained Bond Fund	$1,539,638	$—	$1,539,638			$338,609	0.12%
Value Fund	$3,735,487	$269,860	$3,465,627	$1,305,609	0.24%
Value Opportunities Fund	$1,204,232	$—	$1,204,232	$508,292	0.35%
World Bond Fund	$105,269	$15,038	$90,231

HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and, for each Fund except the funds of funds, acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	CLASSES B & C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y
Balanced Allocation Fund	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A
Balanced Fund	1.18%	N/A	N/A	1.40%	1.10%	0.80%	N/A
Balanced Income Fund	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%
Capital Appreciation Fund	1.29%	N/A	1.04%	1.40%	1.10%	0.80%	N/A
Checks and Balances Fund	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A
Conservative Allocation Fund	1.35%	2.10%	1.10%	1.60%	1.30%	1.00%	N/A
Disciplined Equity Fund	1.35%	2.10%	N/A	1.50%	1.20%	0.90%	0.85%
Dividend and Growth Fund	1.25%	N/A	1.00%	1.35%	1.05%	0.75%	N/A
Emerging Markets Local Debt Fund	1.35%	2.10%*	1.10%	1.65%	1.35%	1.05%	1.00%
Emerging Markets Research Fund	1.75%	2.50%*	1.50%	1.95%	1.65%	1.35%	1.30%
Equity Income Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.80%*	0.80%	1.35%	1.05%	0.75%	0.75%
Global All-Asset Fund	1.25%	2.00%*	1.00%	1.50%	1.20%	0.95%	0.90%
Global Alpha Fund	1.55%	2.30%*	1.30%	1.85%	1.55%	1.25%	1.20%
Global Capital Appreciation Fund	1.25%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%
Global Growth Fund	1.48%	2.23%	N/A	1.60%	1.30%	1.00%	0.95%
Global Real Asset Fund	1.35%	2.10%*	1.10%	1.60%	1.30%	1.05%	1.00%
Global Research Fund	1.45%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%
Growth Allocation Fund	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A
Growth Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%
International Capital Appreciation Fund	1.45%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%
International Growth Fund	1.55%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%
International Opportunities Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%
International Value Fund	1.40%	2.15%*	1.15%	1.60%	1.30%	1.00%	0.95%
MidCap Fund	1.37%	N/A	1.12%	1.50%	1.20%	0.90%	N/A
MidCap Value Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%
Municipal Opportunities Fund	0.90%	1.65%	0.65%	N/A	N/A	N/A	N/A
Municipal Real Return Fund	0.85%	1.60%	0.60%	N/A	N/A	N/A	0.60%
Quality Bond Fund	0.95%	1.70%*	0.70%	1.25%	0.95%	0.65%	0.60%
Short Duration Fund	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%
SmallCap Growth Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%
Small/Mid Cap Equity Fund	1.30%	2.05%	N/A	1.50%	1.20%	0.90%	0.85%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

FUND NAME	CLASS A	CLASSES B & C	CLASS I	CLASS R3	CLASS R4	CLASS R5	CLASS Y
Target Retirement 2010 Fund	1.00%	N/A	N/A	1.30%	1.00%	0.80%	0.80%
Target Retirement 2015 Fund	N/A	N/A	N/A	1.30%	1.00%	0.80%	0.80%
Target Retirement 2020 Fund	1.05%	N/A	N/A	1.35%	1.05%	0.85%	0.85%
Target Retirement 2025 Fund	N/A	N/A	N/A	1.35%	1.05%	0.85%	0.85%
Target Retirement 2030 Fund	1.05%	N/A	N/A	1.35%	1.05%	0.85%	0.85%
Target Retirement 2035 Fund	N/A	N/A	N/A	1.35%	1.05%	0.85%	0.85%
Target Retirement 2040 Fund	N/A	N/A	N/A	1.35%	1.05%	0.85%	0.85%
Target Retirement 2045 Fund	N/A	N/A	N/A	1.40%	1.10%	0.90%	0.90%
Target Retirement 2050 Fund	N/A	N/A	N/A	1.40%	1.10%	0.90%	0.90%
Total Return Bond Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%
Unconstrained Bond Fund	0.99%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%
Value Fund	1.25%	2.00%	1.00%	1.45%	1.15%	0.85%	0.80%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%
World Bond Fund	1.05%	1.80%*	0.80%	1.35%	1.05%	0.75%	0.70%

*    Fund does not offer Class B shares.

Each contractual arrangement will remain in effect until [February 28, 2015], and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

Pursuant to the investment management agreements and investment sub-advisory agreements, neither HFMC nor the sub-adviser is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.  The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by HFMC, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreements.

HFMC, whose business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, was organized in 2012.  As of December 31, 2013, HFMC had approximately $[      ] billion of assets under management.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $[      ] billion in assets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and HFMC.  In consideration of services rendered and expenses assumed pursuant to this agreement, the Funds pay HFMC a fee calculated at the following annual rate based on its aggregate net assets shown below.

Global All-Asset Fund, Global Alpha Fund and Global Real Asset Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.025%
Next $5 billion	0.020%
Amount Over $10 billion	0.015%

Balanced Income Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, International Capital Appreciation Fund, International Growth Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.018%
Amount Over $10 billion	0.016%

Balanced Fund, Capital Appreciation Fund, Global Research Fund, International Opportunities Fund, International Small Company Fund, International Value Fund and Municipal Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.016%
Amount Over $10 billion	0.014%

Disciplined Equity Fund, Global Growth Fund, Municipal Real Return Fund and SmallCap Growth Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.016%
Next $5 billion	0.014%
Amount Over $10 billion	0.012%

Dividend and Growth Fund, Global Capital Appreciation Fund, Healthcare Fund, Inflation Plus Fund, MidCap Value Fund, Quality Bond Fund, Small Company Fund, Small/Mid Cap Equity Fund, Value Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Income Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, MidCap Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

The following tables reflect the amounts paid for fund accounting services for the past three fiscal years.  Prior to January 1, 2013, fund accounting services were provided by HLIC.  Therefore, amounts paid prior to January 1, 2013, reflect amounts paid to HLIC.

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2013	NET PAID
Balanced
Balanced Allocation
Balanced Income
Capital Appreciation
Checks and Balances
Conservative Allocation
Disciplined Equity
Dividend and Growth
Emerging Markets Local Debt
Emerging Markets Research
Equity Income
Floating Rate
Floating Rate High Income
Global All-Asset
Global Alpha Fund
Global Capital Appreciation
Global Growth
Global Real Asset
Global Research
Growth
Growth Allocation
Growth Opportunities
Healthcare
High Yield

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2013	NET PAID
Inflation Plus
International Capital Appreciation
International Growth
International Opportunities
International Small Company
International Value
MidCap
MidCap Value
Municipal Opportunities
Municipal Real Return
Quality Bond Fund
Short Duration
Small Company
Small/Mid Cap Equity
SmallCap Growth
Strategic Income
Target Retirement 2010
Target Retirement 2015
Target Retirement 2020
Target Retirement 2025
Target Retirement 2030
Target Retirement 2035
Target Retirement 2040
Target Retirement 2045
Target Retirement 2050
Total Return Bond Fund
Unconstrained Bond
Value
Value Opportunities
World Bond

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2012	NET PAID
Balanced	$107,019	$—	$107,019
Balanced Allocation	$99,553	$—	$99,553
Balanced Income	$263,858	$—	$263,858
Capital Appreciation	$2,054,102	$—	$2,054,102
Checks and Balances	$211,523	$—	$211,523
Conservative Allocation	$32,793	$—	$32,793
Disciplined Equity	$24,152	$—	$24,152
Dividend and Growth	$873,703	$—	$873,703
Emerging Markets Local Debt	$16,917	$—	$16,917
Emerging Markets Research	$16,991	$—	$16,991
Equity Income	$181,753	$—	$181,753
Floating Rate	$1,114,452	$—	$1,114,452
Floating Rate High Income	$11,641	$—	$11,641
Global All-Asset	$212,922	$—	$212,922
Global Capital Appreciation	$126,169	$—	$126,169
Global Growth	$34,332	$—	$34,332
Global Real Asset	$111,001	$—	$111,001
Global Research	$21,871	$—	$21,871
Growth	$86,425	$—	$86,425
Growth Allocation	$89,421	$—	$89,421
Growth Opportunities	$224,593	$—	$224,593
Healthcare	$56,049	$—	$56,049
High Yield	$99,433	$—	$99,433
Inflation Plus	$333,033	$—	$333,033
International Capital Appreciation	$4,557	$—	$4,557
International Growth	$24,605	$—	$24,605
International Opportunities	$115,359	$—	$115,359
International Small Company	$36,256	$—	$36,256
International Value	$17,570	$—	$17,570
MidCap	$377,362	$—	$377,362
MidCap Value	$45,012	$—	$45,012
Municipal Opportunities	$69,827	$—	$69,827

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2012	NET PAID
Municipal Real Return	$39,311	$—	$39,311
Short Duration	$132,972	$—	$132,972
Small Company	$96,871	$—	$96,871
Small/Mid Cap Equity	$16,527	$—	$16,527
SmallCap Growth	$47,538	$—	$47,538
Strategic Income	$119,836	$—	$119,836
Target Retirement 2010	$5,749	$—	$5,749
Target Retirement 2015	$5,833	$—	$5,833
Target Retirement 2020	$18,352	$—	$18,352
Target Retirement 2025	$7,555	$—	$7,555
Target Retirement 2030	$19,147	$—	$19,147
Target Retirement 2035	$5,094	$—	$5,094
Target Retirement 2040	$6,498	$—	$6,498
Target Retirement 2045	$2,458	$—	$2,458
Target Retirement 2050	$2,784	$—	$2,784
Total Return Bond Fund	$372,516	$—	$372,516
Unconstrained Bond	$42,121	$—	$42,121
Value	$63,410	$—	$63,410
Value Opportunities	$18,851	$—	$18,851
World Bond	$76,587	$—	$76,587

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2011	NET PAID
Balanced	$120,529	$—	$120,529
Balanced Allocation	$104,137	$—	$104,137
Balanced Income	$70,237	$—	$70,237
Capital Appreciation	$2,911,992	$—	$2,911,992
Checks and Balances	$236,671	$—	$236,671
Conservative Allocation	$32,200	$—	$32,200
Disciplined Equity	$24,298	$—	$24,298
Dividend and Growth	$953,997	$—	$953,997
Emerging Markets Local Debt	$2,945	$—	$2,945
Emerging Markets Research	$1,882	$—	$1,882
Equity Income	$147,398	$—	$147,398
Floating Rate	$1,134,857	$—	$1,134,857
Floating Rate High Income	$396	$—	$396
Fundamental Growth	$14,857	$—	$14,857
Global All-Asset	$174,075	$—	$174,075
Global Capital Appreciation	$156,939	$—	$156,939
Global Growth	$55,012	$—	$55,012
Global Real Asset	$81,385	$—	$81,385
Global Research	$18,780	$—	$18,780
Growth	$88,628	$—	$88,628
Growth Allocation	$85,508	$—	$85,508
Growth Opportunities	$233,377	$—	$233,377
Healthcare	$52,875	$—	$52,875
High Yield	$75,866	$—	$75,866
Inflation Plus	$388,365	$—	$388,365
International Capital Appreciation	$4,348	$—	$4,348
International Growth	$30,832	$—	$30,832
International Opportunities	$107,648	$—	$107,648
International Small Company	$35,665	$—	$35,665
International Value	$12,059	$—	$12,059
MidCap	$590,925	$—	$590,925
MidCap Value	$49,335	$—	$49,335
Municipal Opportunities	$64,293	$—	$64,293
Municipal Real Return	$30,513	$—	$30,513
Short Duration	$109,208	$—	$109,208
Small Company	$126,393	$—	$126,393
Small/Mid Cap Equity	$14,940	$—	$14,940
SmallCap Growth	$50,195	$—	$50,195
Strategic Income	$75,631	$—	$75,631
Target Retirement 2010	$4,678	$—	$4,678

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2011	NET PAID
Target Retirement 2015	$4,196	$—	$4,196
Target Retirement 2020	$14,159	$—	$14,159
Target Retirement 2025	$4,745	$—	$4,745
Target Retirement 2030	$14,305	$—	$14,305
Target Retirement 2035	$3,153	$—	$3,153
Target Retirement 2040	$3,737	$—	$3,737
Target Retirement 2045	$1,498	$—	$1,498
Target Retirement 2050	$1,706	$—	$1,706
Total Return Bond Fund	$354,270	$—	$354,270
Unconstrained Bond	$50,393	$—	$50,393
Value	$75,566	$—	$75,566
Value Opportunities	$21,548	$—	$21,548
World Bond	$3,007	$—	$3,007

PORTFOLIO MANAGERS

[to be updated]

HFMC manages the Checks and Balances Fund.  The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to HFMC’s success.   The annual incentive plan provides cash bonuses dependent on both HFMC’s overall performance and individual contributions.  Bonuses vary depending on the scope of accountability and experience level of the individual.  An individual’s award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund.  The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HFMC to be rewarded in the future based on the continued profitable growth of HFMC. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY HFMC PORTFOLIO MANAGER

The following table lists the number and types of other accounts sub-advised or managed by Vernon Meyer and assets under management in those accounts as of October 31, 2013:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Vernon Meyer

[insert conflicts of interest section for HFMC]

EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGER

The dollar range of equity securities beneficially owned by Vernon Meyer in the Checks and Balances Fund for the fiscal year ended October 31, 2013 is below:

PORTFOLIO MANAGER	FUND MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED (in millions)
Vernon Meyer	Checks and Balances Fund

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by Wellington Management managers and assets under management in those accounts as of October 31, 2013:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)

Mario E. Abularach	[ ]	(a)	[ ]	[ ]		[ ]	[ ]	(1)	[ ]
Steven C. Angeli	[ ]		[ ]	[ ]	(2)	[ ]	[ ]	(2)	[ ]
Michael Bacevich	[ ]	(n)	[ ]	[ ]		[ ]	[ ]		[ ]
Matthew G. Baker	[ ]		[ ]	[ ]		[ ]	[ ]	(3)	[ ]
Jean-Marc Berteaux	[ ]	(b)	[ ]	[ ]		[ ]	[ ]		[ ]
Jay Bhutani	[ ]	(4)	[ ]	[ ]		[ ]	[ ]	(4)	[ ]
John A. Boselli	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]
Edward P. Bousa	[ ]	(6)	[ ]	[ ]		[ ]	[ ]	(6)	[ ]
Michael T. Carmen	[ ]	(c)	[ ]	[ ]	(7)	[ ]	[ ]	(7)	[ ]
Frank D. Catrickes	[ ]	(d)	[ ]	[ ]	(8)	[ ]	[ ]	(8)	[ ]
Mammen Chally	[ ]	(e)	[ ]	[ ]		[ ]	[ ]		[ ]
Nicolas M. Choumenkovitch	[ ]	(f)	[ ]	[ ]		[ ]	[ ]	(9)	[ ]
Wendy M. Cromwell	[ ]	(t)	[ ]	[ ]	(38)	[ ]	[ ]		[ ]
Robert L. Deresiewicz	[ ]		[ ]	[ ]	(10)	[ ]	[ ]	(10)	[ ]
Cheryl M. Duckworth	[ ]	(g)	[ ]	[ ]		[ ]	[ ]		[ ]
David J. Elliott	[ ]	(w)	[ ]	[ ]		[ ]	[ ]		[ ]
Scott M. Elliott	[ ]	(h)	[ ]	[ ]	(12)	[ ]	[ ]	(12)	[ ]
Robert L. Evans	[ ]		[ ]	[ ]	(30)	[ ]	[ ]	(30)	[ ]
Ann C. Gallo	[ ]		[ ]	[ ]	(14)	[ ]	[ ]	(14)	[ ]
Michael F. Garrett	[ ]		[ ]	[ ]	(43)	[ ]	[ ]		[ ]
Brian M. Garvey	[ ]	(h)	[ ]	[ ]	(12)	[ ]	[ ]	(12)	[ ]
Campe Goodman	[ ]	(o)	[ ]	[ ]		[ ]	[ ]	(35)	[ ]
Stephen A. Gorman	[ ]	(x)	[ ]	[ ]	(15)	[ ]	[ ]		[ ]
Karen H. Grimes	[ ]	(i)	[ ]	[ ]		[ ]	[ ]		[ ]
Timothy D. Haney	[ ]	(p)	[ ]	[ ]		[ ]	[ ]		[ ]
Lucius T. Hill, III	[ ]	(q)	[ ]	[ ]		[ ]	[ ]	(16)	[ ]
Matthew D. Hudson	[ ]		[ ]	[ ]		[ ]	[ ]	(18)	[ ]
Jean M. Hynes	[ ]		[ ]	[ ]	(19)	[ ]	[ ]	(19)	[ ]
Christopher A. Jones	[ ]		[ ]	[ ]		[ ]	[ ]	(36)	[ ]
John C. Keogh	[ ]	(20)	[ ]	[ ]		[ ]	[ ]		[ ]
Donald . Kilbride	[ ]	(21)	[ ]	[ ]	(21)	[ ]	[ ]		[ ]
Brad W. Libby	[ ]	(r)	[ ]	[ ]		[ ]	[ ]		[ ]
Ian R. Link	[ ]	(u)	[ ]	[ ]		[ ]	[ ]		[ ]
Daniel Maguire	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]
Mark D. Mandel	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]
Joseph F. Marvan	[ ]	(s)	[ ]	[ ]		[ ]	[ ]	(37)	[ ]
Kirk J. Mayer	[ ]	(22)	[ ]	[ ]	(22)	[ ]	[ ]	(22)	[ ]
Richard P. Meagher	[ ]	(v)	[ ]	[ ]	(39)	[ ]	[ ]		[ ]
James N. Mordy	[ ]	(k)(23)	[ ]	[ ]		[ ]	[ ]	(23)	[ ]
Stephen Mortimer	[ ]	(a)	[ ]	[ ]		[ ]	[ ]	(1)	[ ]
Tieu-Bich Nguyen	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]
David W. Palmer	[ ]	(l)(24)	[ ]	[ ]		[ ]	[ ]		[ ]
Saul J. Pannell	[ ]	(d)	[ ]	[ ]		[ ]	[ ]	(25)	[ ]
Lindsay T. Politi	[ ]	(y)	[ ]	[ ]		[ ]	[ ]		[ ]
W. Michael Reckmeyer, III	[ ]	(z)(27)	[ ]	[ ]		[ ]	[ ]		[ ]

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS		ASSETS MANAGED (in millions)	OTHER ACCOUNTS		ASSETS MANAGED (in millions)
Jamie A. Rome	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]
Philip W. Ruedi	[ ]		[ ]	[ ]		[ ]	[ ]	(33)	[ ]
James H. Shakin*	[ ]	(j)	[ ]	[ ]		[ ]	[ ]	(11)	[ ]
Andrew J. Shilling	[ ]	(28)	[ ]	[ ]		[ ]	[ ]	(28)	[ ]
Scott I. St. John	[ ]		[ ]	[ ]		[ ]	[ ]	(26)	[ ]
Timothy E. Smith	[ ]		[ ]	[ ]		[ ]	[ ]		[ ]	(40)
John Soukas	[ ]		[ ]	[ ]	(41)	[ ]	[ ]	(41)	[ ]
Kent M. Stahl	[ ]	(m)	[ ]	[ ]		[ ]	[ ]		[ ]
Tara Connolly Stilwell	[ ]	(aa)	[ ]	[ ]		[ ]	[ ]	(29)	[ ]
Mark H. Sullivan	[ ]		[ ]	[ ]	(31)	[ ]	[ ]	(31)	[ ]
Gregg R. Thomas	[ ]	(bb)	[ ]	[ ]		[ ]	[ ]		[ ]
Simon H. Thomas	[ ]	(13)	[ ]	[ ]		[ ]	[ ]		[ ]
James W. Valone	[ ]		[ ]	[ ]	(32)	[ ]	[ ]	(32)	[ ]
Mark A. Whitaker	[ ]		[ ]	[ ]		[ ]	[ ]	(34)	[ ]
Rick A. Wurster	[ ]		[ ]	[ ]	(42)	[ ]	[ ]		[ ]

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ]million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (International Capital Appreciation Fund and International Growth Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Capital Appreciation Fund and Growth Opportunities Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Global Capital Appreciation Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Disciplined Equity Fund, Small Company Fund and SmallCap Growth Fund).  Assets under management in those Funds total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Capital Appreciation Fund and International Opportunities Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Research Fund and Emerging Markets Research Fund). Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global All-Asset Fund and Global Real Asset Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Fund, Balanced Income Fund, Value Fund, and Equity Income Fund).  Assets under management in those Funds total approximately $[      ] million, $[      ] million, $[      ] million and $[      ] million, respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (International Capital Appreciation Fund and International Value Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (MidCap Value Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(l) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Capital Appreciation Fund and Value Opportunities Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(m) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund, Global Capital Appreciation Fund, and International Capital Appreciation Fund).  Assets under management in those

Funds total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(n) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Floating Rate High Income Fund). Assets under management in those Funds total approximately $[      ] and $[      ], respectively.

(o) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $[      ]  million, $[      ] million, and $[      ] million, respectively.

(p) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Municipal Real Return Fund). Assets under management in those Funds total approximately $[      ] [million] and $[      ] [million], respectively.

(q) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million, $[      ] million, and $[      ] million, respectively.

(r) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Municipal Real Return Fund). Assets under management in those Funds total approximately $[      ] and $[      ], respectively.

(s) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $[      ]  million, $[      ] million, and $[      ] million, respectively.

(t) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Allocation Fund, Conservative Allocation Fund, and Growth Allocation Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(u) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Value Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(v) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Allocation Fund, Conservative Allocation Fund, and Growth Allocation Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(w) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Small Cap Growth Fund and Small/Mid Cap Equity Fund). Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(x) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global All Asset Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, and Target Retirement 2050 Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million, $[      ] million, $[      ] million, $[      ] million, $[      ] million, $[      ] million, $[      ] million, $[      ] million, and $[      ] million, respectively.

(y) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Real Asset Fund, Inflation Plus Fund, and Municipal Real Return Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million, and $[      ] million, respectively.

(z) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Value Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million, and $[      ] million, respectively.

(aa) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (International Capital Appreciation Fund and International Opportunities Fund).  Assets under management in those Funds total approximately $[      ] million and $[      ] million, respectively.

(bb) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund, Global Capital Appreciation Fund and International Capital Appreciation Fund). Assets under management in those Funds total approximately $[      ] million, $[      ] million, and $[      ], respectively.

(1) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in that other account total approximately $[      ]million.

(2) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and those other accounts total approximately $[      ] million and $[      ] million, respectively.

(3) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in that other account totals approximately $[      ] million.

(4) The advisory fee for [      ] of these registered investment company accounts and [      ] of these other accounts is based upon performance.  Assets under management in that registered investment company account and those other accounts total approximately $[      ] million and $[      ] million respectively.

(5) The advisory fee for [      ] of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $[      ]million.

(6) The advisory fee for [      ] of these registered investment company accounts and [      ] of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and other accounts total approximately $[      ] million and $[      ] million, respectively.

(7) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $[      ]million and $[      ]million, respectively.

(8) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and other account total approximately $[      ] million and $[      ] million respectively.

(9) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $[      ]million.

(10) The advisory fee for [      ] of these pooled accounts and [      ]of these other accounts is based upon performance.  Assets under management in that pooled account and the other account total approximately $[      ]million and $[      ]million, respectively.

(11) The advisory fee for [      ] of these pooled accounts is based upon performance.  Assets under management in that pooled account totaled approximately $[      ] million.

(12) The advisory fees for [      ] of these pooled accounts is based upon performance.  Assets under management in those pooled accounts total approximately $[      ]million.

(13) The advisory fees for that registered investment company account is based upon performance.  Assets under management in that registered investment company account total approximately $[      ]million.

(14) The advisory fees for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in that pooled account and those other accounts total approximately $[      ] million and $[      ] million, respectively.

(15) The advisory fee for [      ] of these pooled accounts is based upon performance.  Assets under management in that pooled account total approximately $[      ] million.

(16) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(17) The advisory fee for [      ] of these registered investment company accounts and [      ] of these pooled accounts is based upon performance.  Assets under management in that registered investment company account and those pooled accounts total approximately $[      ] million and $[      ] million, respectively.

(18) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in that other account total approximately $[      ] million.

(19) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and those other accounts total approximately $[      ] million and $[      ] million, respectively.

(20) The advisory fee for [      ] of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $[      ] million.

(21) The advisory fee for [      ] of these registered investment company accounts and [      ] of these pooled accounts is based upon performance.  Assets under management in that registered investment company account and that pooled account total approximately $[      ]million and $[      ]million, respectively.

(22) The advisory fee for [      ] of these registered investment company accounts, [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in that registered investment company account, that pooled account and those other accounts total approximately $[      ] million, $[      ] million and $[      ] million, respectively.

(23) The advisory fee for [      ] of these registered investment company accounts and [      ] of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and that other account total approximately $[      ] million and $[      ] million, respectively.

(24) The advisory fee for [      ] of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $[      ] million.

(25) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in that other account total approximately $[      ] million.

(26) The advisory fee for [      ] of these other accounts is based upon performance.  Assets under management in that other account total approximately $[      ] million.

(27) The advisory fee for [      ] of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $[      ] million.

(28) The advisory fee for [      ] of these registered investment company accounts and [      ] of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and that other account total approximately $[      ] million and $[      ] million, respectively.

(29) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in those other accounts total approximately $[      ] million.

(30) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $[      ] million and $[      ] million, respectively.

(31) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $[      ] million and $[      ] million, respectively.

(32) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and that other account total approximately $[      ] million and $[      ] million.

(33) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(34) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(35) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(36) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(37) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(38) The advisory fee for [      ] of these other pooled accounts is based upon performance. Assets under management in those other pooled accounts total approximately $[      ]million.

(39) The advisory fee for [      ] of these other pooled accounts is based upon performance. Assets under management in those other pooled accounts total approximately $[      ] million.

(40) The advisory fee for [      ] of these other accounts is based upon performance. Assets under management in that other account total approximately $[      ] million.

(41) The advisory fee for [      ] of these pooled accounts and [      ] of these other accounts is based upon performance.  Assets under management in those pooled accounts and other accounts total approximately $[      ] million and $[      ] million, respectively.

(42) The advisory fee for [      ] of these other pooled accounts is based upon performance. Assets under management in that pooled account total approximately $[      ] million.

(43) The advisory fee for [      ] of these other pooled accounts is based upon performance. Assets under management in that pooled account total approximately $[      ] million.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts which pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Sub-Advised or Managed by Wellington Management Portfolio Managers). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington

Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals’) includes a base salary and incentive components.  The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Investment Professional managing a Hartford Fund, with the exception of Wendy Cromwell, Cheryl Duckworth, Mark Mandel, Richard Meagher, Kent Stahl and Gregory Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to Scott I. St. John and Lucius T. Hill, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  The following individuals are partners of the firm:

Steven C. Angeli	Christopher A. Jones
Mario E. Abularach	John C. Keogh
Matthew G. Baker*	Donald J. Kilbride
Jean-Marc Berteaux	Ian R. Link
John A. Boselli	Mark D. Mandel
Edward P. Bousa	Joseph F. Marvan
Michael T. Carmen	Kirk J. Mayer
Frank D. Catrickes	James N. Mordy
Nicolas M. Choumenkovitch	Stephen Mortimer
Wendy M. Cromwell	Tieu-Bich Nguyen
Robert L. Deresiewicz	David Palmer
Cheryl M. Duckworth	Saul J. Pannell
Scott M. Elliott	W. Michael Reckmeyer, III
Robert L. Evans	Philip W. Ruedi
Ann C. Gallo	Jamie A. Rome
Michael Garrett	James H. Shakin
Karen H. Grimes	Andrew J. Shilling
Lucius T. Hill	Timothy E. Smith
Jean M. Hynes	John Soukas
Scott I. St. John*
Kent M. Stahl
Mark H. Sullivan*
Simon H. Thomas
James W. Valone

*Effective January 1, 2013

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

FUND*	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Fund	S&P 500 Index (Grimes) Lipper Large Cap Core (Grimes) Barclays U.S. Government/Credit Index (Keogh)
Balanced Income Fund	Russell 1000 Value Index (Reckmeyer, Grimes and Link) Lipper Equity Income (Reckmeyer, Grimes and Link)
Capital Appreciation Fund	Russell 3000 Index (Pannell and Catrickes) Lipper Multicap Core (Pannell)
Disciplined Equity Fund	S&P 500 Index
Dividend and Growth Fund	S&P 500 Index Lipper Equity Income
Emerging Markets Local Debt Fund

70% - JP Morgan Government Bond Index - Emerging Markets Global Diversified; 30% - JP Morgan Corporate Emerging Market Bond Index-Broad Diversified; 30% - JP Morgan Government Bond Index — Emerging Markets Global Diversified Currency Return

Emerging Markets Research Fund (4)	MSCI Emerging Markets Index Lipper Emerging Markets
Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	Credit Suisse Leveraged Loan Index and Lipper Loan Participation Funds
Floating Rate High Income Fund	Credit Suisse Leveraged Loan Index and Lipper Loan Participation Funds
Global All-Asset Fund	60% - MSCI AC World Index; 40% — Barclays U.S. Aggregate Bond
Global Alpha Fund	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
Global Capital Appreciation Fund (2)

Russell 3000 Growth Index (Carmen)

Russell 3000 Index (Catrickes)

Russell 3000 Value Index (Palmer)

MSCI All Country World Index (Choumenkovitch and Pannell)

Lipper Multi-Cap Core (All, except Stahl and Thomas)

Global Growth Fund	MSCI World Growth Index Lipper Global Large Cap Growth
Global Real Asset Fund (6)

55% - MSCI AC World Sector indices: (33%) Energy, (16.5%) Metals & Mining, (5.5%) Agricultural/Chemicals and Forest, Paper and Products); 35% - Barclays US TIPS 1 -10 year; 10%  — GSCI Commodity Equal Sector Weight (Elliott and Garvey)

MSCI AC World Energy Index (Bhutani)

TIPS 1-10 Years (Politi)

Growth Fund	Russell 1000 Growth Index Lipper Large Cap Growth
Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund (5)	S&P North American Health Care Sector Index Lipper Global Health/ Biotechnology
High Yield Fund	Barclays High Yield Corporate Lipper High Current Yield
Inflation Plus Fund	US TIPS Index Lipper TIPS
International Capital Appreciation Fund (3)	MSCI AC World ex USA Growth Index (Berteaux) MSCI All Country World ex US (Stilwell) MSCI EAFE (Shakin) Lipper International Multi Cap Core (All, except Stahl and Thomas)
International Growth Fund	MSCI EAFE Growth Index
International Opportunities Fund	MSCI AC World ex US Index Lipper International Large Cap Core
International Small Company Fund	S&P Developed EPAC Small Cap
International Value Fund	MSCI EAFE Value Index
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell 2500 Value Index Lipper Mid Cap Value
Municipal Opportunities Fund	Barclays 1-15 Year Municipal Bond (80%)/Barclays HY Municipal (20%) blend Lipper General Muni Debt
Municipal Real Return Fund	Barclays 1-15 Year Blend Municipal (1-17 Maturity) Index (100%) and Barclays Inflation Swap 5 Year Zero Coupon USD (75%)

FUND*	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Quality Bond Fund	Barclays U.S. Aggregate Bond Index (50%) and the Barclays U.S. MBS Fixed Rate Index (50%)
Short Duration Fund	Barclays 1-3 Year Government/Credit Index (50%), Barclays 1-5 Year Credit Index (35%) and Credit Suisse Leveraged Loan Index (15%) Lipper Short Investment Grade
Small Company Fund	Russell 2000 Growth Index (Angeli, Mortimer, Abularach, and Chally) Russell 2000 Index (Rome) Lipper Small Cap Growth (Angeli, Mortimer and Abularach)
Small/Mid Cap Equity Fund	Russell 2500 Index
SmallCap Growth Fund	Russell 2000 Growth Index
Strategic Income Fund	Barclays Global Treasury 1-10 (unhedged) (33.33%)/Barclays EM USD Sovereign BBB+ and lower (33.33%)/Barclays High Yield 2% Issuer Capped (33.33%)
Total Return Bond Fund	Barclays US Aggregate Index (50%) and Lipper Core Bond Index (50%)
Unconstrained Bond Fund	80% Barclays US Aggregate Bond Index, 20% Lipper Alternative Credit Focus Index
Value Fund	Russell 1000 Value Index Lipper Large Cap Value
Value Opportunities Fund	Russell 3000 Value Index Lipper Multicap Value
World Bond Fund	50% - Barclays Global Aggregate Index Non-JPY and 50% - Citigroup World Government Bond Index Non-JPY in USD

*      The Investment Professionals for The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and The Hartford Target Retirement Funds are not eligible to receive an incentive payment.

(1)         For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)         Prior to July 1, 2011, the benchmark for Choumenkovitch was the MSCI World Index and prior to March 1, 2010, the benchmark for Pannell was the Russell 3000 Index. The benchmark/peer groups were weighted 80%/20%, respectively, through December 31, 2009. As of January 1, 2010, the benchmark/peer groups are weighted 90%/10%, respectively.

(3)         The benchmark/peer group are weighted 90%/10%, respectively.

(4)         The benchmark/peer group are weighted 90%/10%, respectively.

(5)   Prior to January 1, 2010, the peer group was the Lipper Health/Biotechnology.

(6)         Prior to September 24, 2012, the benchmark for Bhutani was MSCI AC World Sector indices: (60% - Energy, 30% - Metals & Mining, 10% Agriculture/Chemicals and Forest, Paper and Products)

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2013, except as indicated below:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund Small Company Fund
Steven C. Angeli	Small Company Fund
Michael Bacevich	Floating Rate Fund Floating Rate High Income Fund
Mathew Baker	Dividend and Growth Fund
Jean-Marc Berteaux	International Capital Appreciation Fund International Growth Fund
Jay Bhutani	Global Real Asset Fund
Francis J. Boggan	Fundamental Growth Fund
John A. Boselli	Global Growth Fund International Growth Fund
Edward P. Bousa	Dividend and Growth Fund
Michael T. Carmen	Global Capital Appreciation Fund Growth Opportunities Fund
Frank D. Catrickes	Capital Appreciation Fund Global Capital Appreciation Fund
Mammen Chally	Disciplined Equity Fund Small Company Fund SmallCap Growth Fund
Nicolas M. Choumenkovitch	Global Capital Appreciation Fund International Opportunities Fund
Wendy M. Cromwell	Balanced Allocation Fund

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Conservative Allocation Fund Growth Allocation Fund
Robert L. Deresiewicz	Healthcare Fund
Cheryl M. Duckworth	Emerging Markets Research Fund Global Research Fund
David J. Elliott	SmallCap Growth Fund Small/Mid Cap Equity Fund
Scott M. Elliott	Global All-Asset Fund Global Real Asset Fund
Robert L. Evans	Global Alpha Fund World Bond Fund
Ann C. Gallo	Healthcare Fund
Michael F. Garrett	Quality Bond Fund
Brian M. Garvey	Global All-Asset Fund Global Real Asset Fund
Campe Goodman	Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund
Stephen A. Gorman

Global All-Asset Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

Karen H. Grimes	Balanced Fund Balanced Income Fund Equity Income Fund Value Fund
Timothy D. Haney	Municipal Opportunities Fund Municipal Real Return Fund
Lucius T. Hill, III	Balanced Income Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund
Matthew D. Hudson	Global Growth Fund
Jean M. Hynes	Healthcare Fund
Christopher A, Jones	High Yield Fund
Brad W. Libby	Municipal Opportunities Fund Municipal Real Return Fund
John C. Keogh	Balanced Fund
Donald J. Kilbride	Dividend and Growth Fund
Ian R. Link	Balanced Income Fund Equity Income Fund Value Fund
Daniel Maguire	International Small Company Fund
Mark D. Mandel	Global Research Fund
Joseph F. Marvan	Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund
Kirk J. Mayer	Healthcare Fund
Richard P. Meagher	Balanced Allocation Fund Conservative Allocation Fund Growth Allocation Fund
James N. Mordy	MidCap Value Fund Value Opportunities Fund
Stephen Mortimer	Growth Opportunities Fund Small Company Fund
Tieu-Bich Nguyen	Emerging Markets Local Debt Fund
David W. Palmer	Global Capital Appreciation Fund Value Opportunities Fund

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Saul J. Pannell	Capital Appreciation Fund Global Capital Appreciation Fund
Lindsay T. Politi	Global Real Asset Fund Inflation Plus Fund Municipal Real Return Fund
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Value Fund
Jamie A. Rome	Small Company Fund
Philip W. Ruedi	MidCap Fund
James H. Shakin	International Capital Appreciation Fund International Value Fund
Andrew J. Shilling	Growth Fund
Scott I. St. John	Balanced Income Fund
Timothy E. Smith	Short Duration Fund
John Soukas	Global Alpha
Kent M. Stahl	Capital Appreciation Fund Global Capital Appreciation Fund International Capital Appreciation Fund
Tara Connolly Stilwell	International Opportunities Fund International Capital Appreciation Fund
Mark H. Sullivan	Global Alpha Fund World Bond Fund
Gregg R. Thomas	Capital Appreciation Fund Global Capital Appreciation Fund International Capital Appreciation Fund
Simon H. Thomas	International Small Company Fund
James W. Valone	Emerging Markets Local Debt Fund
Mark A. Whitaker	MidCap Fund
Rick A. Wurster

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds.  Each fund of funds will not incur any commissions or sales charges when it invests in Underlying Funds.

Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each applicable Fund (other than Checks and Balances Fund) and the placing of its portfolio transactions.  In placing brokerage orders, it is the policy of each Fund (or in the case of a fund of funds, with respect to purchases of investments other than the Underlying Funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution.  While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, with respect to purchases of investments other than the Underlying Funds) do not necessarily pay the lowest possible spread or commission.  HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market.  Such dealers usually act as principals for their own account.  On occasion, securities may be purchased directly from the issuer.  In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s (other than a Fund that is a fund of funds) portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (other than a Fund that is a fund of funds) in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  The management fees paid by the Funds are not reduced because the sub-adviser, or its affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-adviser, or its affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund (other than a Fund that is a fund of funds) and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds.  In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities held by a Fund (or in the case of a fund of funds, [shares of ETFs]).  Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, the Funds paid the following brokerage commissions:

FUND NAME	2013		2012		2011
Balanced Fund	$	[ ]	$648,491		$435,965
Balanced Allocation Fund	$	[ ]	$21,204		$16,347
Balanced Income Fund	$	[ ]	$356,093		$89,579
Capital Appreciation Fund	$	[ ]	$23,579,966		$30,455,542
Conservative Allocation Fund	$	[ ]	$8,077		$4,350
Disciplined Equity Fund	$	[ ]	$97,002		$98,939
Dividend and Growth Fund	$	[ ]	$2,517,271		$3,323,524
Emerging Markets Local Debt	$	[ ]	$0		$0	(1)
Emerging Markets Research	$	[ ]	$330,898		$28,430	(1)
Equity Income Fund	$	[ ]	$561,998		$322,622
Floating Rate Fund	$	[ ]	$5		$1
Floating Rate High Income Fund	$	[ ]	$0		$0	(2)
Global All-Asset Fund	$	[ ]	$571,192		$525,145
Global Alpha Fund	$	[ ]	$0	(3)	$0	(3)
Global Capital Appreciation Fund	$	[ ]	$2,500,101		$3,243,320
Global Growth Fund	$	[ ]	$362,736		$506,083
Global Real Asset Fund	$	[ ]	$396,143		$438,432
Global Research Fund	$	[ ]	$218,173		$191,673
Growth Fund	$	[ ]	$413,970		$495,243
Growth Allocation Fund	$	[ ]	$15,500		$13,345
Growth Opportunities Fund	$	[ ]	$3,511,444		$3,691,394
Healthcare Fund	$	[ ]	$356,846		$400,268
High Yield Fund	$	[ ]	$10,848		$2,510
Inflation Plus Fund	$	[ ]	$380,423		$1,914,196
International Capital Appreciation Fund	$	[ ]	$40,216		$40,462
International Growth Fund	$	[ ]	$240,945		$284,383
International Opportunities Fund	$	[ ]	$1,597,651		$1,547,374
International Small Company Fund	$	[ ]	$234,090		$307,190
International Value Fund	$	[ ]	$204,836		$142,244
MidCap Fund	$	[ ]	$3,313,781		$5,607,743
MidCap Value Fund	$	[ ]	$463,862		$417,359
Quality Bond Fund	$	[ ]	$0	(4)	$0	(4)
Short Duration Fund	$	[ ]	$1,671		$28
Small Company Fund	$	[ ]	$2,092,737		$1,975,449
SmallCap Growth	$	[ ]	$418,600		$378,767
Small/Mid Cap Equity Fund	$	[ ]	$219,488		$310,406
Strategic Income Fund	$	[ ]	$56,376		$33,251
Target Retirement 2010 Fund	$	[ ]	$1,053		$1,084
Target Retirement 2015 Fund	$	[ ]	$904		$712
Target Retirement 2020 Fund	$	[ ]	$3,021		$2,107
Target Retirement 2025 Fund	$	[ ]	$3,063		$848
Target Retirement 2030 Fund	$	[ ]	$5,438		$3,124
Target Retirement 2035 Fund	$	[ ]	$1,787		$605
Target Retirement 2040 Fund	$	[ ]	$2,783		$671
Target Retirement 2045 Fund	$	[ ]	$975		$249
Target Retirement 2050 Fund	$	[ ]	$1,147		$325
Total Return Bond Fund	$	[ ]	$115,003		$268,963
Unconstrained Bond Fund	$	[ ]	$21,079		$19,553
Value Fund	$	[ ]	$244,498		$204,167
Value Opportunities	$	[ ]	$172,840		$234,831
World Bond	$	[ ]	$104,974		$6,422	(2)

(1)  Fund commenced operations on May 31, 2011.

(2)  Fund commenced operations on September 30, 2011.

(3)  Fund commenced operations on December 14, 2012.

(4) Fund commenced operations on November 30, 2012

[Checks and Balances Fund, Municipal Opportunities Fund and Municipal Real Return Fund did not pay brokerage commissions during the last three fiscal years.]

In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2013.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES		TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Allocation Fund*	$	[ ]	$	[ ]
Balanced Fund*	$	[ ]	$	[ ]
Balanced Income Fund*	$	[ ]	$	[ ]
Capital Appreciation Fund*	$	[ ]	$	[ ]
Conservative Allocation Fund*	$	[ ]	$	[ ]
Disciplined Equity Fund*	$	[ ]	$	[ ]
Dividend and Growth Fund*	$	[ ]	$	[ ]
Emerging Markets Local Debt*	$	[ ]	$	[ ]
Emerging Markets Research	$	[ ]	$	[ ]
Equity Income Fund*	$	[ ]	$	[ ]
Floating Rate Fund*	$	[ ]	$	[ ]
Floating Rate High Income Fund*	$	[ ]	$	[ ]
Global All-Asset Fund*	$	[ ]	$	[ ]
Global Alpha Fund[*]	$	[ ]	$	[ ]
Global Capital Appreciation Fund*	$	[ ]	$	[ ]
Global Growth Fund*	$	[ ]	$	[ ]
Global Real Asset*	$	[ ]	$	[ ]
Global Research Fund*	$	[ ]	$	[ ]
Growth Allocation Fund*	$	[ ]	$	[ ]
Growth Fund*	$	[ ]	$	[ ]
Growth Opportunities Fund*	$	[ ]	$	[ ]
Healthcare Fund*	$	[ ]	$	[ ]
High Yield Fund*	$	[ ]	$	[ ]
Inflation Plus Fund*	$	[ ]	$	[ ]
International Capital Appreciation Fund*	$	[ ]	$	[ ]
International Growth Fund*	$	[ ]	$	[ ]
International Opportunities Fund*	$	[ ]	$	[ ]
International Small Company Fund*	$	[ ]	$	[ ]
International Value*	$	[ ]	$	[ ]
MidCap Fund*	$	[ ]	$	[ ]
MidCap Value Fund*	$	[ ]	$	[ ]
Municipal Opportunities Fund*	$	[ ]	$	[ ]
Municipal Real Return Fund*	$	[ ]	$	[ ]
Quality Bond Fund[*]	$	[ ]	$	[ ]
Short Duration Fund*	$	[ ]	$	[ ]
Small Company Fund*	$	[ ]	$	[ ]
SmallCap Growth Fund*	$	[ ]	$	[ ]
Strategic Income Fund*	$	[ ]	$	[ ]
Target Retirement 2010 Fund*	$	[ ]	$	[ ]
Target Retirement 2015 Fund*	$	[ ]	$	[ ]
Target Retirement 2020 Fund*	$	[ ]	$	[ ]
Target Retirement 2025 Fund*	$	[ ]	$	[ ]
Target Retirement 2030 Fund*	$	[ ]	$	[ ]
Target Retirement 2035 Fund*	$	[ ]	$	[ ]
Target Retirement 2040 Fund*	$	[ ]	$	[ ]
Target Retirement 2045 Fund*	$	[ ]	$	[ ]
Target Retirement 2050 Fund*	$	[ ]	$	[ ]
Total Return Bond Fund*	$	[ ]	$	[ ]

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES		TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Unconstrained Bond Fund*	$	[ ]	$	[ ]
Value Fund*	$	[ ]	$	[ ]
Value Opportunities Fund*	$	[ ]	$	[ ]
World Bond Fund*	$	[ ]	$	[ ]

*    The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that broker.  This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third party soft dollar commission amount.  The sub-adviser also receives proprietary research services provided directly by firms.  However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2013 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2013.

[to be updated]

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Balanced Fund

Balanced Income Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Capital Appreciation Fund

Disciplined Equity Fund

Dividend and Growth Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Emerging Markets Local Debt Fund

Emerging Markets Research Fund

Equity Income Fund

Floating Rate Fund

Floating Rate High Income Fund

Global All-Asset Fund

Global Alpha Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Global Capital Appreciation Fund

Global Growth Fund

Global Real Asset Fund

Global Research Fund

Growth Fund

Growth Opportunities Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
High Yield Fund

Inflation Plus Fund

International Capital Appreciation Fund

International Growth Fund

International Opportunities Fund

International Small Company Fund

International Value Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
MidCap Fund

MidCap Value Fund

Municipal Opportunities Fund

Municipal Real Return Fund

Quality Bond Fund

Short Duration Fund

Small Company Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Small/Mid Cap Equity Fund

SmallCap Growth Fund

Strategic Income Fund

Total Return Bond Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)
Unconstrained Bond Fund

Value Fund

Value Opportunities Fund

World Bond Fund

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE (THOUSANDS)

FUND EXPENSES

EXPENSES OF THE FUNDS.  Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the directors of the Fund; (15) compensation and expenses of directors of the Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, each of the Floating Rate Fund and Floating Rate High Income Fund may incur unique expenses due to the nature of its investment strategy which are paid only by the Floating Rate Fund and Floating Rate High Income Fund, including:  consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each fund of funds, as a shareholder of the Underlying Funds and/or unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and/or unaffiliated money market funds in which it invests.  Each fund of funds’ expense ratios, as disclosed in the funds of funds’ prospectuses, may be higher or lower depending on the allocation of the fund of funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors.  HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD.  Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.  The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund.  HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds.  HFD has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law.  In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Orders will be priced at that Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund.  Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES.

[to be updated]

As stated in the prospectuses, HFD and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”).  These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the Funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the Fund shares through that Financial Intermediary.  Additional Payments may, but are normally not expected to, exceed [      ]% of the average net assets of the Funds attributable to a particular Financial Intermediary.  For the calendar year ended December 31, 2013, HFD and its affiliates incurred approximately $[      ] million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·            Payments for placement of Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including Funds within a group that receives special marketing focus or are placed on a “preferred list”;

·            “Due diligence” payments for a Financial Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds;

·            “Marketing support fees” for providing assistance in promoting the sale of Fund shares;

·            Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·            Provision of educational programs, including information and related support materials;

·            Hardware and software; and

·            Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2014, HFD has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  HFD may enter into ongoing contractual arrangements with other Financial Intermediaries.

[AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial and Woodbury Financial Services, Inc.), Ameriprise Financial Services, Inc.,  Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc.,  Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group,

Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc. and Wells Fargo Advisors, LLC.]

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments with at least a $100 value in 2013 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists (financial intermediaries receiving less than $100 value have not been included).  [Aegis Investments, Inc., Allegacy Federal C.U., Allegiance Capital, LLC, Allen & Co. of Florida, Inc., American Capital Partners, LLC, American Funds & Trusts, Inc., American Independent Securities Group, American Portfolios Financial Services, Ameriprise Advisor Services., Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., Ameritrade, Inc., Anchor Bank, Anderson & Strudwick, Inc., Andrew Garrett, Inc., Arvest Asset Management, AXA Advisors, LLC, B.C. Ziegler and Company, Banc One Securities Corp., BancWest Investment Services Inc., Bank of America, Bank of the West, Bank Securities Association, BankWest, Inc., Barclays Capital, Inc., Bay Mutual Financial, LLC, BB&T Investment Services, Inc., BBVA Compass Investment Solutions, BCG Securities, Inc.,  Benjamin Securities, Inc., BFT Financial Group LLC, BOSC, Inc., BPU Investment Management, Inc., Broker Dealer Financial Services Corp., Brokersxpress LLC, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC, Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank, Capital Financial Services., Inc., Capital Investment Group, Inc., Capital One, N.A., Capitol Securities Management. Inc., CapTrust Financial Advisors, LLC., Capwealth Investment Services, Carey, Thomas, Hoover &  Breault, Carty & Company, Inc., CCB Community Bank, Centaurus Financial, Inc., CFD Investments, Inc., Charles Schwab & Company, Inc., Chase, Chase Investments Services, Corp., Citigroup Global Markets, Inc., City Securities Corporation, Comerica Securities, Commerce Brokerage Services, Inc., Commonwealth Central C.U., Commonwealth Financial Network, Compass Brokerage, Inc., Credit Suisse Securities LLC, Crowell, Weedon & Co., Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, Cutter & Company, Inc., D.A. Davidson & Company, D.L. Evans Bank, Dalton Strategic Investment SE, Davenport & Company LLC, David A. Noyes & Company, Delta Equity Services Corp., Deutsche Bank Securities, Inc., Dominion Investor Services Inc., Dougherty & Company LLC, Duncan — Williams, Inc., Edward Jones, Emerson Equity, LLC, Equitable Trust Company, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Farmers Financial Solutions LLC, Farmers National Bank, Fidelity Investments Inst. Services, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Financial Telesis, Inc., Fintegra LLC, First Allied Securities, First Bank, First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Services, First Heartland Capital Inc., First National Bank, First Southeast Investment Services, First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, FNIC F.I.D. Div., Foresters Equity Services, Inc., Founders Financial Securities, LLC, Frontier Financial Consultants, Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, Fulton Bank, G.L. Smith & Associates, Inc.,  Geneos Wealth Management, Inc., Girard Securities, Inc., Great Western Bank, Gulf Coast Community Bank, H. Beck, Inc., H.D. Vest Investment Services, Haas Financial Products, Inc. Harbor Financial Services LLC, Harbour Investments, Inc., Harger and Company, Inc., Harris Investor Services, Inc., Harris Investors, Harvest Capital LLC, Hazlett, Burt & Watson, Inc. Heartland Bank, Hefren-Tillotson/Masterplan, Heim Young & Associates, Inc., Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Assoc., HSBC Securities (USA) Inc., Huntington Valley Bank, Huntleigh Securities Corp., IMS Securities, Inc., Independent Financial Group, LLC, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, Inverness Sec. LLC, INVEST Financial Corporation, INVEST / Bank of Oak Ridge, Investment Center, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J.J.B Hilliard, W.L. Lyons LLC., J.P. Morgan Securities, J.P. Turner & Company LLC, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., JHS Capital Advisors, Inc., KeyBank, N.A., Key Investment Services, LLC, KMS Financial Services, Inc., Kovack Securities, Inc., L.M. Kohn & Company, L.O. Thomas & Company, Lantern Investment, Inc., Lara, Shull & May, LTD, LaSalle Street Securities, Inc., Leonard & Company, Lincoln Financial Advisors Corp, Lincoln Financial Securities, Lincoln Investment Planning Inc., Linsco/Private Ledger/Bank Div., Lockton Financial Advisors LLC, LPL Financial Corporation, LPL Financial Services, M Holdings Securities, Inc., M&I Bank, M&I Financial Advisors, Inc., M&T Bank, M&T Securities, Inc., Macon-Atlanta State Bank, Maxim Group LLC, McAdams Wright & Ragen, Inc., Means Investment Co Inc., Merrill Lynch Inc., MetLife Securities, Inc., MidAmerica Financial Services, Inc., Mid-Atlantic Securities, Inc., Midwest Financial & Investment Services, Milkie / Ferguson Investments, MML Investor Services, Inc., Money Concepts Capital Corp, Money Management Advisory Inc., Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc., Morgan Stanley Smith Barney, Multi-Financial Securities Corp, Mutual of Omaha, Mutual Securities, Inc., National Penn Investors Trust, National Planning Corporation, National Securities Corp., Nationwide Investment Services Corp., Nationwide Planning Associates, Inc., NBC Financial Services, NBC Securities, Inc., New England Securities Corp., NewBridge Securities Corp., Next Financial Group, Inc., NFP Securities, Inc., North Star Bank, Northland Securities, Inc., Northwest Federal Credit Union, Northwest Savings Bank, Northwestern Mutual Inv Svcs., NYLIFE Securities Inc., O.N. Equity Sales Co., Ogilvie Security Advisors Corp., Ohio National Equities, Inc., Old National Bank, OneAmerica Securities Inc., Oppenheimer and Co., Inc., Pacific West Securities, Inc., Park Avenue Bank, Park Avenue Securities LLC, Paulson Investment Company Inc., Peak Investments, Peoples Securities, Inc., Peoples United Bank, Pershing, Plan B Investments Inc., PlanMember Securities Corp., Planned Investments, Inc., Presidio Financial Services Inc., Prime Capital Services, Inc., Prime Solutions Securities, Inc., PrimeVest Financial Services, Princor Financial Service Corp, ProEquities, Inc., Prospera Financial Services, Pruco Securities Corp., Purshe, Kaplan Sterling Investment, QA3 Financial Corp., Questar Capital Corp, R. Seelaus & Company Inc., Rampart Financial Services Inc.,

Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, Inc., RBC Bank, RBC Capital Markets Corp., RBC Dain FID Division, RBS Citizens, N.A., RCB Bank,  Red Rock Strategic Partners, Resource Horizons Group, LLC, Richards Merrill and Peterson, RiverStone Wealth Management., Inc., Robert W. Baird & Co. Inc., Rogan & Associates, Inc., Rolan Francis & Company Inc., Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, Saxony Securities , Inc., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Security Service F.C. U., Sigma Financial Corporation, Signature Securities Group, SII Investments, Singer Xenos Securities, Corp., Smith Barney, Smith Barney Bank Advisor, Smith Hayes Financial Services Corp., Sorrento Pacific Financial, LLC, Southwest Securities, Inc., Sovereign Bank, Spectrum Capital, Inc., St. Bernard Financial Services Inc., StellarOne Wealth Mgmt., Stephens, Inc., Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Strategic Financial Alliance, Summit Bank, Summit Brokerage Services Inc., Summitalliance Securities., Sun Life Financial Distributors, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., SWBC Investment Company, SWS Financial Services, Symetra Investment Services Inc., Synergy Investment Group, Synovus Securities, TD Ameritrade, Inc., The Huntington Investment Co., Thoroughbred Financial Svcs, LLC, Thrivent Investment Management, Inc., Thurston, Springer, Miller, Herd, Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Trustmont Financial Group, Inc., UBS Financial Services, Inc., Union Bank & Trust, Union Bank of California, N.A., UnionBanc Investment Services, United Bank, United Brokerage Services, Inc., United Planners Financial Services of America, US Bancorp FID, US Bancorp Investments, US Bank, N.A., USA Financial Securities Corp., UVest Financial Services, Uvest Financial Services Group, Inc., VALIC Financial Advisors, Inc., VanDerbilt Securities, LLC, Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia ISG Platform, Waddell & Reed, Inc., Walnut Street Securities, Inc., Wayne Hummer Investments LLC, Webster Bank, N.A., Wedbush Morgan Securities Inc., Wellington Securities, Inc., Wells Fargo Advisors  Financial Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Insurance Services. Inv. Adv., Wells Fargo Investments, WesBanco Bank, Inc., WesBanco Securities, Inc., West Texas National Bank, Western International Securities, Westminster Financial Services, Inc., WFG Investments, Inc., Woodbury Financial Services, Inc., Workman Securities Corp., WRP Investments, Inc., Wunderlich Securities Inc. and WWK Investments, Inc.]

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HFD for the sale of shares for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2013
Class A
Class B
Class C
Class I
Class Y
Class R3
Class R4
Class R5
2012
Class A	$69,552,820	$397,191	$59,823,726	$10,126,286
Class B	N/A	$2,065,851	N/A	$2,065,851
Class C	N/A	$1,057,672	N/A	$1,057,672
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
2011
Class A*	$91,021,506	$715,758	$78,057,662	$13,679,602
Class B	N/A	$3,509,389	N/A	$3,509,389
Class C	N/A	$1,835,574	N/A	$1,835,574
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A

*         Commissions to dealers for Class A shares includes Class L shares commission information.  Class L shares were reclassified as Class A shares on August 5, 2011.

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund and Floating Rate High Income Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  HFD also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.

Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(2)	0%	0%	See below

(2)         Investments of $500,000 or more in Class A shares may be made with no front-end sales charge.  However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  HFD also may pay dealers of record commissions on purchases over $500,000 in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge.

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.  [HFD was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.]

DISTRIBUTION PLANS

Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Funds, pursuant to the approval of the applicable Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

CLASS A PLAN.  Pursuant to the Class A Plan, a Fund may compensate HFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HFD or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS B PLAN.  Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN.  Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.  The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN.  Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay to dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS R4 PLAN.  Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HFD will pay to dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HFD or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

GENERAL.  Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including, but not limited to:  (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses (i.e., advertisements and sales literature); and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures.  Conversely, even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In the Board of Directors’ quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund affected thereby.  A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2013, the Funds paid the 12b-1 fees listed below.

[to be updated]

Fund Name	Class A	Class B	Class C	Class R3	Class R4
Balanced Allocation Fund
Balanced Fund
Balanced Income Fund
Capital Appreciation Fund
Checks and Balances Fund
Conservative Allocation Fund
Disciplined Equity Fund
Dividend and Growth Fund
Emerging Markets Local Debt Fund
Emerging Markets Research Fund
Equity Income Fund
Floating Rate Fund
Floating Rate High Income Fund
Global All-Asset Fund
Global Alpha Fund
Global Capital Appreciation Fund
Global Growth Fund
Global Real Asset Fund
Global Research Fund
Growth Fund
Growth Allocation Fund
Growth Opportunities Fund
Healthcare Fund
High Yield Fund
Inflation Plus Fund
International Capital Appreciation Fund
International Growth Fund
International Opportunities Fund
International Small Company Fund
International Value Fund

Fund Name	Class A	Class B	Class C	Class R3	Class R4
MidCap Fund
MidCap Value Fund
Municipal Opportunities Fund
Municipal Real Return Fund
Quality Bond Fund
Short Duration Fund
Small Company Fund
Small/Mid Cap Fund
SmallCap Growth Fund
Strategic Income Fund
Target Retirement 2010 Fund
Target Retirement 2015 Fund
Target Retirement 2020 Fund
Target Retirement 2025 Fund
Target Retirement 2030 Fund
Target Retirement 2035 Fund
Target Retirement 2040 Fund
Target Retirement 2045 Fund
Target Retirement 2050 Fund
Total Return Bond Fund
Unconstrained Bond Fund
Value Fund
Value Opportunities Fund
World Bond Fund

For the fiscal year ended October 31, 2013, approximately $[      ] and $[      ] of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders), respectively.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares — Buying Shares” in the Funds’ prospectuses.

AVAILABILITY OF CLASS A SALES CHARGE WAIVERS.  The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your financial intermediary.  For more information, contact your financial intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS.  Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds.  These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses.  However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see “About Your Account — Selling Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION.  Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford .  For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members.  The definition of family member varies depending upon when the purchaser opened the account.  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.  As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares.  Participants in retirement plans receive breakpoints at the plan level.  Acceptance of the purchase order is subject to confirmation of qualification.  The rights of accumulation may be amended or terminated at any time as to subsequent purchases.  HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT.  Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”).  Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.”  Such value is determined based on the public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased.  A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within twenty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Rights of Accumulation.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.  HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP).  The SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from a Fund deposited by the applicant under this SWP.  The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000.  Periodic withdrawals of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account.  Redemptions are potentially taxable transactions to shareholders.  To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account.  In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) by telephone requests to the Fund by the registered owner, (3) upon receipt by the Fund of appropriate evidence of the shareholder’s death, (4) if the Fund is unable to obtain an accurate address for your account or (5) when all shares under the SWP have been redeemed.  Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS.  Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company’s directors.  When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.  The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. In general, shareholders may exchange one class of shares of a Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.  Under certain circumstances, Class A shares of a Fund may be exchanged for Class I shares of the same Fund if you become eligible to purchase Class I shares.  Similarly, if you hold Class C shares of a Fund and subsequently open a proprietary, fee-based or wrap account with a financial intermediary that has an agreement with HFD, you may exchange your Class C shares for Class I shares of the same Fund provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable Fund prospectus are satisfied.  All exchanges are made at net asset value.

Class Y shares (which includes former Classes E and Z shares) of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.  If neither of such conditions is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.

HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances.  All exchanges are subject to meeting investment minimum or eligibility requirements.  Please consult your financial advisor to discuss tax implications, if any, on an exchange.

DEFERRED SALES CHARGE ON CLASS A, CLASS B and CLASS C.  Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the full amount of the purchase payment is invested in the Fund.

Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase, Class B shares that are redeemed within six years of purchase and Class C shares that are redeemed within one year of purchase are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC.  The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed.  No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares.  Solely for purposes of determining the holding period for purchases of Class B and Class C shares during a month, all payments during a month will be aggregated and deemed to have been made on the first day of the month.  The CDSC will be calculated in a manner that results in the lowest applicable rate being charged.  To determine whether a CDSC applies, a Fund redeems shares in the following order:  (1) shares representing an increase over the original purchase cost; (2) shares acquired through reinvestment of dividends and capital gains distributions; (3) Class B shares held for over 6 years or Class C shares held over 1 year; and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares.  The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to the CDSC in the following cases:

·                  to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated;

·                  because of shareholder death or disability;

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies; and

·                  for retirement plans under the following circumstances:

(1)               to return excess contributions,

(2)               hardship withdrawals as defined in the plans,

(3)               under a Qualified Domestic Relations Order as defined in the Code,

(4)               to meet minimum distribution requirements under the Code,

(5)               to make “substantially equal payments” as described in Section 72(t) of the Code,

(6)               after separation from service for employer sponsored retirement plans, and

(7)               for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

SUSPENSION OF REDEMPTIONS.  A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above the $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”).  The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the valuation date.  The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a fund of funds) for which market prices are readily available are valued at market value.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily  traded on foreign markets may trade on days that are not business days of the Funds.  The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded but before the Valuation Time.  There can be no assurance that any Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which that Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, each Fund may use fair valuation in regards to fixed income positions when a Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.  Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium.  The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument.  Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity.

Exchange-traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades at the Valuation Time.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the Nasdaq, the Funds utilize the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price.  If the last price is below the bid, the bid will be the closing price.  If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Exchange traded options contracts on securities, currencies, indices, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the last reported sales price at the Valuation Time on another exchange or market where it did trade.  If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time or  if the last trade price does not fall between the bid and ask prices, the value of the instrument shall be taken to be the mean between the most recent bid and asked prices on such exchange or market at the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.  In the case of OTC options that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades on the valuation day, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the foreign currency exchange rate and the forward currency rate.  Foreign currency exchange rates and forward currency rates are obtained from an independent pricing service on the valuation date.

Swaps shall be valued using a custom interface from an independent pricing service.  If a swap cannot be valued through a independent pricing service, Bloomberg will be used to calculate a value based upon inputs from the terms of the deal.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A Fund’s maximum offering price per Class A shares is determined by adding the maximum sales charge to the net asset value per share.  Class C, Class I, Class R3, Class R4, Class R5 and Class Y are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996.  The authorized capital stock of the Company consists of 49.8 billion shares of common stock, par value $0.001 per share (“Common Stock”).  The shares of Common Stock are divided into 51 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001.  The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001.  Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations.  The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share (“Common Stock”).  The shares of Common Stock are divided into 5 series.

The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company.  Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

Accordingly, the Directors of each Company have authorized the issuance of the following classes of stock for each Fund:

Class A Shares: Each Fund except Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class B Shares: Each Fund except Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Floating Rate High Income Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, International Value Fund, Quality Bond Fund, World Bond Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class C Shares:  Each Fund except Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class Y Shares: Each Fund except Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Checks and Balances Fund and Municipal Opportunities Fund.

Class I Shares: Each Fund except Balanced Fund, Disciplined Equity Fund, Small/Mid Cap Equity Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund.

Class R3, Class R4 and Class R5 Shares: Each Fund except Municipal Opportunities Fund and Municipal Real Return Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.  The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable.  Such shares have no preemptive or, for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings.  Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”) (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.  In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S.Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known.  The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.  Each Fund with “Global” and “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.  If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.  Shareholders must itemize their deductions in order to deduct foreign taxes.  Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

With respect to the Funds other than the funds of funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.  If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund.  Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations.  For tax years beginning on or before December 22, 2010 a fund of funds, would not, however, be eligible to elect to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.  For tax years beginning after December 22, 2010, a fund of funds would be eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the fund of funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.

As of October 31, 2013, the following Funds have capital loss carryforwards as indicated below.  Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.  For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Balanced Fund	$172,460	2017
Disciplined Equity Fund	$23,914	2017
Dividend and Growth Fund	$32,946	2015
Dividend and Growth Fund	$19,011	2016
Floating Rate Fund	$162,527	2016
Floating Rate Fund	$272,060	2017
Global Alpha Fund	$592	Indefinite
Global Growth Fund	$36,922	2017
Global Real Asset Fund	$6,682	2019
Global Real Asset Fund	$31,276	Indefinite
Global Research Fund	$2,288	2015
Global Research Fund	$3,756	2016
Global Research Fund	$1,099	2017
Global Research Fund	$2,734	2018
Healthcare Fund	$12,172	2017
High Yield Fund	$12,163	2016
High Yield Fund	$18,104	2017
International Capital Appreciation Fund	$1,834	2017
International Growth Fund	$145,536	2016
International Growth Fund	$110,545	2017
International Small Company Fund	$3,302	2017
International Value Fund	$8,669	2019
International Value Fund	$3,951	Indefinite
MidCap Value Fund	$1,838	2015
MidCap Value Fund	$919	2016
Municipal Opportunities Fund	$14,508	2017
Municipal Opportunities Fund	$6,121	2018
Municipal Opportunities Fund	$10,546	2019
Municipal Real Return Fund	$18,856	2016
Municipal Real Return Fund	$16,621	2017
Municipal Real Return Fund	$6,088	2018
Municipal Real Return Fund	$1,654	2019
Municipal Real Return Fund	$150	Indefinite
Quality Bond Fund	$474	Indefinite
Small/Mid Cap Equity Fund	$7,444	2017
Strategic Income Fund	$1,399	Indefinite
Total Return Bond Fund	$1,628	Indefinite
Unconstrained Bond Fund	$12,172	2017
Unconstrained Bond Fund	$7,103	Indefinite
Value Opportunities Fund	$34,557	2017
World Bond Fund	$11,797	Indefinite
Conservative Allocation Fund	$447	2016
Growth Allocation Fund	$9,980	2016
Growth Allocation Fund	$10,578	2017

With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

With respect to the Funds other than the funds of funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.  The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes.  This summary does not address any federal estate tax issues that may arise from ownership of Fund shares.  Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  Distributions from net short-term capital gains are taxable to a shareholder as ordinary income.  Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to the funds of funds, in general, as described in their prospectuses, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a fund of funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net capital gains may be distributed to a fund of funds as capital gain distributions.  A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions of a fund of funds’ net capital gain properly designated by the fund of funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the funds of funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund.  The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares.  Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain.  A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf.  In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below).  Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares.  In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares.  The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets.  This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss.  If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.  In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss.  For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge.  In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Due to recent legislation, the Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.  Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method.  Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.  Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%.  Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date.  Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.  Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.  Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally is reported to the IRS.  Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty).  Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains.  In addition, for Fund taxable years beginning before January 1, 2014 (or a later date if extended by Congress), a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund.  A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%)  (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number.  The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

MUNICIPAL OPPORTUNITIES FUND AND MUNICIPAL REAL RETURN FUND

Each of Municipal Opportunities Fund and Municipal Real Return Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code.  Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders.  Portions of the dividends paid by Municipal Opportunities Fund and Municipal Real Return Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes.  Dividends paid by Municipal Real Return Fund will generally be subject to state and local income taxes.  Dividends paid by Municipal Opportunities Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Opportunities Fund and Municipal Real Return Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax.  State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.  In addition, any loss realized by a shareholder of Municipal Opportunities Fund or Municipal Real Return Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.  For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

If either Municipal Opportunities Fund or Municipal Real Return Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Opportunities Fund or Municipal Real Return Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits.  Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the funds of funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code.  In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.

CUSTODIAN

Portfolio securities of each Fund are held pursuant to a separate Master Custody Contract between each Company and J.P. Morgan Chase Bank, N.A., 4 New York Plaza, Floor 12, New York, NY, 10004-2413.  [Portfolio securities of certain Funds are held pursuant to a separate Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.]

TRANSFER AGENT

HASCO, 500 Bielenberg Drive, Suite 500, Woodbury, Minnesota 55125, is the transfer agent for each Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account.  For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[        ] served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2013.  [      ] is principally located at [        ].

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford”, and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the sub-adviser have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements for the fiscal year ended October 31, 2013, together with the notes thereto, and reports of [          ], the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference from each Company’s Annual Report for the fiscal year ended October 31, 2013 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process.  Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Boards of Directors, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities.  Each Fund’s exercise of this delegated proxy voting authority is subject to oversight by HFMC.  The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest.  With respect to the funds of funds, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records.  For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordfunds.com.  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Hartford Funds Management Company, LLC

The Checks and Balances Fund allocates its assets in a combination of other Hartford Funds.  If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting  Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion.  While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules.  Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect Wellington Management’s vote decision.  The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines.  In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1.              Takes responsibility for voting client proxies only upon a client’s written request.

2.              Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.              Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.              Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.              Identifies and resolves all material proxy-related conflicts of interest between Wellington Management and its clients in the best interests of the client.

6.              Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.              Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.              Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.              Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.  The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements.  Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group.  In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank.  If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.  Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Wellington Management conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

·                  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

·                  Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group.  In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

·                  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies.  Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.  In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria.  Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote.  In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.  Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program.  In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.  Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking).  When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.  The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote.  As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time.  The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.  In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management.  Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request.  In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

July 8, 2009

Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities.  Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders.  Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.  Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical.  Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.  It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority.  Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). Case-by-Case. Wellington Management will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

To approve compensation packages for named executive Officers: Case-by-case.

To determine whether the compensation vote will occur every 1, 2, or 3 years: 1 Year

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

·                  Shareholder approval requirement

·                  Sunset provision

·                  Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP). Case-by-Case.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. Case-by-Case.

Issue Debt Instruments. Case-by-Case.

Environmental and Social Issues

Wellington Management expects portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. Wellington Management evaluates shareholder proposals related to environmental and social issues on a case-by-case basis.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

March 8, 2012

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing and subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing. They are typically in default.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

·                  Leading market positions in well-established industries.

·                  High rates of return on funds employed.

·                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

·                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

·                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime (NP) do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

·        Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

·      Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

·      Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

·      Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

·        The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

·        The issuer has access to at least two additional channels of borrowing.

·        Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

·        Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

·        The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.  It is currently highly vulnerable to default.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a participation or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent or inevitable default.

D

Default. The ratings of obligations in this category indicate that an issuer has entered default, and are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values are highly speculative and cannot be estimated with any precision. Entities rated in this category have defaulted on some or all of their obligations, and have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. Good capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when the issue or issuer is no longer rated by Fitch Ratings.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MFSAI14

PART C

OTHER INFORMATION

Item 28. Exhibits

a.(i)	Articles of Restatement dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

a.(vi)	Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(vii)	Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(viii)	Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(ix)	Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(x)	Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

a.(xi)	Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

a.(xii)	Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

a.(xiii)	Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

a.(xiv)	Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

a.(xiv)	Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

a.(xv)	Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

a.(xvi)	Articles Supplementary dated June 28, 2013 (filed herewith)

a.(xvii)	Articles Supplementary dated August 7, 2013 (filed herewith)

a.(xviii)	Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

b.

Amended and Restated By-Laws adopted November 4, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

c.	Not Applicable

d.(i)

Investment Management Agreement with Hartford Funds Management Company, LLC dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

d.(ii)

Form of Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

e.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

e.(ii)	Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 1996)

e.(iii)

Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

f.	Not Applicable

g.(i)

Master Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

g.(ii)

Master Custodian Contract with JP Morgan Chase Bank, N.A. (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

h.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

h.(ix)

Amendment No. 8 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

h.(x)

Amendment No. 9 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

h.(xi)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(xii)	Fund Accounting Agreement dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xiii)

Amendment No. 1 to the Fund Accounting Agreement, November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

h.(xiv)

Amended and Restated Expense Limitation Agreement dated November 22, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

h.(xv)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xvi)

Transfer Agency Fee Waiver Agreement Global All-Asset Fund, Global Real Asset Fund and International Value Fund (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xvii)

Transfer Agency Fee Waiver Agreement Floating Rate High Income Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xviii)

Transfer Agency Fee Waiver Agreement Quality Bond Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xix)

Transfer Agency Fee Waiver Agreement Global Alpha Fund (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xx)

Transfer Agency Fee Waiver Agreement Duration-Hedged Strategic Income Fund and Real Total Return Fund (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

h.(xxi)

Form of Management Fee Waiver Agreement Dated January 1, 2013 (Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund) (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xxii)

Form of Management Fee Waiver Agreement Dated January 1, 2013 (Quality Bond Fund) (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

h.(xxiii)	Form of Sub-Advisory Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

i.	Opinion and Consent of Counsel (to be filed by amendment)

j.	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

k.	Not Applicable

l.	Not Applicable

m.	Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3 and Class R4 Shares (filed herewith)

n.	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

o.	Not Applicable

p.(i)

Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

p.(ii)	Code of Ethics of Wellington Management Company, LLP (filed herewith)

q.	Power of Attorney dated February 6, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

Item 29.  Persons Controlled by or Under Common Control with Registrant

As of November 30, 2013, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation.  Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on March 1, 2013.

As of November 30, 2013, The Hartford Cayman Global All-Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global All-Asset Fund.

As of November 30, 2013, The Hartford Cayman Global Real Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global Real Asset Fund.

In addition, subsidiaries of The Hartford Financial Services Group, Inc., a Delaware corporation, beneficially owned as of November 30, 2013, more than 25% of the following funds:

The Hartford Diversified International Fund
Hartford Duration-Hedged Strategic Income Fund
The Hartford Global Alpha Fund
The Hartford Quality Bond Fund
Hartford Real Total Return Fund

Item 30.  Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances.  However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Hartford Funds Management Company, LLC (“HFMC”) serves as investment adviser to each of the funds included in this Registration Statement.

Name	Position with Hartford Funds Management Company, LLC(1)	Other Business

James E. Davey	Senior Managing Director, Chairman of the Board and Manager

Executive Vice President of The Hartford Financial Services Group, Inc. (2) (“The Hartford”) and Hartford Life Insurance Company (3) (“HLIC”);Chairman of the Board, Senior Managing Director and Manager of Hartford Funds Distributors, LLC (4) (“HFD”); President, Senior Managing Director, Director and Chairman of the Board of Hartford Administrative Services Company (5) (“HASCO”)

Walter F. Garger	Managing Director, Secretary and General Counsel	Managing Director and General Counsel of HFD and HASCO
Vernon J. Meyer	Managing Director and Chief Investment Officer	Senior Vice President of HLIC
Robert W. Paiano	Vice President and Treasurer	Treasurer, Committee Member, Senior Vice President, Director of HLIC; Senior Vice

Name	Position with Hartford Funds Management Company, LLC(1)	Other Business

President and Treasurer of Hartford Life, Inc. (6) and The Hartford; Vice President and Treasurer of HASCO, HFD and Treasurer of Hartford Investment Management Company (7) (“HIMCO”)
Gregory A. Frost	Manager, Managing Director and Chief Financial Officer	Director, Managing Director and Chief Financial Officer of HASCO and Chief Financial Officer/FINOP, Manager and Managing Director of HFD
Edward P. Macdonald	Assistant Secretary, Executive Vice President and Deputy General Counsel	Vice President of HLIC and Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD and HASCO
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HFD and HASCO
Paul Y. Wanglee	Vice President	None
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, HASCO, HFD, Hartford Life, Inc. and The Hartford, and Assistant Treasurer of HIMCO
Kathleen E. Jorens	Assistant Treasurer and Vice President	Vice President and Assistant Treasurer of HLIC, HASCO, HFD, Hartford Life, Inc. and The Hartford and Assistant Treasurer of HIMCO
Terence Shields	Assistant Secretary	Assistant Vice President of HLIC and Assistant Secretary of HFD; Corporate Secretary of Hartford Life, Inc.
Melinda Zwecker	Assistant Secretary	Assistant Secretary of HASCO; and Assistant Vice President of HLIC, Hartford Life, Inc. and HIMCO
Anita Mushell	Vice President	None
Shannon O’Neill	Vice President and Controller	Vice President and Controller of HFD and HASCO

(1)                     The principal business address for HFMC is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

(2)                     The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.

(3)                     The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4)                     The principal business address for HFD is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

(5)                     The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6)                     The principal business address for Hartford Life, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(7)                     The principal business address for Hartford Investment Management Company is One Hartford Plaza, Hartford, CT 06155.

Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company,

LLP, the Funds’ investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Item 32.                Principal Underwriters

Hartford Funds Distributors, LLC (“HFD”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HFD is also the principal underwriter for The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc.

The directors and principal officers of HFD and their position with the Registrant are as follows:

Name and Principal Business Address*	Position and Offices with Underwriter	Position and Officers with Registrant

James E. Davey	Senior Managing Director, Manager and Chairman of the Board	President and Chief Executive Officer
John A. McLean	President and Chief Executive Officer	None
Christopher S. Conner	Chief Compliance Officer	None
Walter F. Garger	Managing Director and General Counsel	None
Edward P. Macdonald	Assistant Secretary, Executive Vice President and Deputy General Counsel	Vice President, Chief Legal Officer and Secretary
Martin A. Swanson	Chief Marketing Officer, Principal and Managing Director	Vice President
Robert W. Paiano***	Vice President and Treasurer	None
Gregory A. Frost	Manager, Chief Financial Officer/FINOP and Managing Director	None
Michael R. Dressen**	AML Officer	AML Compliance Officer
Kathleen E. Jorens***	Vice President and Assistant Treasurer	None
Michael J. Fixer***	Assistant Treasurer and Assistant Vice President	None
Laura Quade**	Vice President	Vice President
Terence Shields***	Assistant Secretary	None
Sarah Harding***	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Controller and Vice President	None

*                                         Unless otherwise indicated, principal business address is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

**                                  Principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

***                           Principal business address is One Hartford Plaza, Hartford, CT 06115.

Item 33.  Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodians, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and JP Morgan Chase Bank, N.A., 4 New York Plaza, Floor 12, New York, NY, 10004-2413, and the Registrant’s transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, MN 55125.  Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089 and 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

Item 34.  Management Services

Not Applicable

Item 35.  Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, Commonwealth of Pennsylvania, on the 19th day of December 2013.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ James E. Davey
James E. Davey
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President,	December 19, 2013
James E. Davey	Chief Executive Officer

/s/ Mark A. Annoni	Controller & Treasurer	December 19, 2013
Mark A. Annoni	(Chief Accounting Officer & Chief Financial Officer)

*	Director	December 19, 2013
Lynn S. Birdsong

*	Chairman of the Board	December 19, 2013
Robert M. Gavin, Jr.	and Director

*	Director	December 19, 2013
Duane E. Hill

*	Director	December 19, 2013
Sandra S. Jaffee

*	Director	December 19, 2013
William P. Johnston

*	Director	December 19, 2013
Phillip O. Peterson

*	Director	December 19, 2013
Lemma W. Senbet

*	Director	December 19, 2013
Lowndes A. Smith

/s/ Edward P. Macdonald		December 19, 2013
* By Edward P. Macdonald Attorney-in-fact

*              Pursuant to Power of Attorney dated February 6, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

EXHIBIT INDEX

Exhibit No.

a.(xvi)	Articles Supplementary dated June 28, 2013

a.(xvii)	Articles Supplementary dated August 7, 2013

m.	Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3 and Class R4 Shares

p.(ii)	Code of Ethics of Wellington Management Company, LLP